UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-4108
Oppenheimer Variable Account Funds
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: December 31
Date of reporting period: 06/30/2010

Item 1. Reports to Stockholders.
June 30, 2010 Oppenheimer Small- & Mid-Cap Semiannual Growth Fund/VA* Report A Series of Oppenheimer Variable Account Funds SEMI ANNUAL REPORT Fund Performance Discussion Listing of Top Holdings Listing of Investments Financial Statements *Prior to April 30, 2010, the Fund’s name was “Oppenheimer MidCap Fund/VA”

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/ VA
Fund Objective. The Fund seeks capital appreciation by investing in “growth type” companies.
Portfolio Manager: Ronald J. Zibelli, Jr.
Cumulative Total Returns
For the 6-Month Period Ended 6/30/10

Non-Service Shares	–4.82%
Service Shares	–4.92
Average Annual Total Returns
For the Periods Ended 6/30/10

	1-Year	5-Year	10-Year

Non-Service Shares	17.32%	–5.05%	–8.05%

			Since
			Inception
	1-Year	5-Year	(10/16/00)

Service Shares	17.05%	–5.30%	–8.61%
Expense Ratios
For the Fiscal Year Ended 12/31/09

	Gross Expense Ratios	Net Expense Ratios

Non-Service Shares	0.86%	0.71%
Service Shares	1.12	0.97
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
Sector Allocation
Information Technology 24.3% Health Care 18.2 Consumer Discretionary 18.0 Industrials 12.4 Financials 8.5 Materials 5.6 Consumer Staples 5.2 Energy 4.6 Telecommunication Services 3.2
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on the total market value of common stocks.
Top Ten Common Stock Holdings

Edwards Lifesciences Corp.	2.0%
Alexion Pharmaceuticals, Inc.	1.9
Concho Resources, Inc.	1.7
F5 Networks, Inc.	1.7
HMS Holdings Corp.	1.6
Cognizant Technology Solutions Corp.	1.4
Salesforce.com, Inc.	1.4
Dollar Tree, Inc.	1.4
TreeHouse Foods, Inc.	1.3
Goodrich Corp.	1.3
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on net assets.
2 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FUND PERFORMANCE DISCUSSION
During the six-month reporting period ended June 30, 2010, the Fund’s Non-Service shares returned -4.82%, underper-forming the Russell 2500 Growth Index (the “Index”), which returned –1.82%. In our opinion, the primary cause of the Fund’s unfavorable stock selection relative to the Index was the market’s continued preference for lower-quality stocks over higher-quality stocks. This preference for lower-quality stocks typically happens at the start of a market rebound as the appetite for risk returns, but tends to be temporary in nature. Despite the Fund’s disappointing results during the tumultuous six-month period, we continue to adhere to our investment approach of focusing on well-established, higher-quality growth companies.
     The first half of 2010 saw a continuation of the economic recovery that began in 2009. Improving manufacturing activity and a rebound in corporate earnings helped bolster the confidence of consumers, businesses and investors, adding a degree of support to the economic expansion. However, the rebound proved to be more sluggish than most previous recoveries, as stubbornly high unemployment and ongoing weakness in housing markets produced headwinds that constrained the pace of economic growth. Nonetheless, improved investor sentiment helped sustain a stock market rally through the first four months of the year. As it was in 2009, the rally was led by smaller, more speculative stocks that had been severely beaten down during the Great Recession and financial crisis.
     The investment climate changed significantly in May, when a number of developments appeared to threaten the global economic recovery. A sovereign debt crisis arose in Europe, where Greece in particular struggled to finance its heavy debt load, focusing attention on the similar problems of European nations such as Ireland, Spain, Hungary and others. Although the International Monetary Fund and the European Union came to Greece’s aid, investors worried that other nations might succumb to the same fiscal pressures.
     Meanwhile, robust economic growth in China seemed to spark local inflationary pressures, particularly in urban property markets. The Chinese government raised short-term interest rates and adopted other measures to forestall an acceleration of inflation, but global investors grew concerned that these measures might choke off regional economic growth in a country that has been a key driver of the global economic recovery. Finally, economic concerns intensified in the United States, where employment gains have remained relatively modest, real estate markets have continued to struggle and consumers have been reluctant to spend. Consequently, stock prices fell sharply in May and June, giving back all of their previous 2010 gains and ending the reporting period lower than where they began.
     In terms of detractors from performance, within the consumer discretionary sector, overweight positions to hard hit securities DreamWorks Animation SKG, Inc., Sotheby’s and Royal Caribbean Cruises Ltd. detracted from relative performance. We exited our position in DreamWorks by period end. In financials, the Fund was overweight to Stifel Financial Corp., Assured Guaranty Ltd. and Waddell & Reed Financial, Inc., all of which experienced sharp declines during the volatile period and detracted from relative performance. Poor showings from these securities were indicative of the larger themes of the reporting period, weakness in the stock market in the second half of the period and concerns over a slowdown in demand for certain products. Underweighting information technology holding Akamai Technologies, Inc., which performed well for the Index during the period, hurt performance. In addition, overweighting Lam Research Corp., Longtop Financial Technologies Ltd. and Sybase, Inc., all three of which we exited by period end, detracted from results.
     On the positive side, the Fund outperformed the Index within the health care and consumer staples sectors due to stronger relative stock selection. In health care, overweight positions to Thoratec Corp., Edwards Lifesciences Corp. (the Fund’s largest holding at period end), SXC Health Solutions Corp. and Perrigo Co., all of which performed well during the reporting period, benefited performance. Positive contributors within consumer staples included overweight positions to strong performing holdings TreeHouse Foods, Inc. and The Estee Lauder Cos., Inc. Individual securities that contributed positively to performance in other sectors were energy holding Concho Resources, Inc., consumer discretionary stocks Dollar Tree, Inc. and Chipotle Mexican Grill, Inc., and information technology holdings F5 Networks, Inc., ARM Holdings plc and Cognizant Technology Solutions Corp. The Fund’s overweight position to each of these holdings produced positive relative performance during the period.
3 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FUND PERFORMANCE DISCUSSION
     At period end, relative to the Index, the Fund had overweight positions within the consumer staples, telecommunication services, financials, information technology, health care and energy sectors, underweight positions within the industrials, consumer discretionary, materials sectors and did not hold securities within the utilities sector.
     Given the global equity and bond market pull-backs over the last two months of the reporting period, we would like to reiterate that we continue to follow a long-term, bottom-up, fundamentals-based approach to investing. While we expect the volatility in the markets to continue based on the global uncertainty regarding debt levels of certain countries and other pressing issues, we also believe market corrections present investment opportunities. We will continue to monitor current events as they unfold, but we are optimistic regarding the Fund’s investment strategy of seeking dynamic companies with above-average and sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of performance. Despite the market volatility, we believe we are in the early period of a longer economic cycle that favors our approach to investing.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2010	June 30, 2010	June 30, 2010

Actual
Non-Service shares	$1,000.00	$951.80	$3.54
Service shares	1,000.00	950.80	4.75

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.17	3.66
Service shares	1,000.00	1,019.93	4.92
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2010 are as follows:

Class	Expense Ratios

Non-Service shares	0.73%
Service shares	0.98
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
5 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS June 30, 2010 / Unaudited

	Shares	Value

Common Stocks—95.1%
Consumer Discretionary—17.1%
Diversified Consumer Services—0.8%
Sotheby’s	174,100	$3,981,667
Hotels, Restaurants & Leisure—4.6%
Cheesecake Factory, Inc. (The)[1]	223,540	4,976,000
Chipotle Mexican Grill, Inc., Cl. A1	43,390	5,936,186
Panera Bread Co., Cl. A1	82,980	6,247,564
Royal Caribbean Cruises Ltd.[1]	129,300	2,944,161
Starwood Hotels & Resorts Worldwide, Inc.	92,160	3,818,189

		23,922,100

Household Durables—0.7%
Tupperware Brands Corp.	99,320	3,957,902
Internet & Catalog Retail—0.7%
Priceline.com, Inc.[1]	20,370	3,596,120
Leisure Equipment & Products—0.8%
Hasbro, Inc.	96,600	3,970,260
Media—2.5%
Discovery Communications, Inc.[1]	184,920	6,603,493
Scripps Networks Interactive, Cl. A	94,780	3,823,425
Valassis Communications, Inc.[1]	75,420	2,392,322

		12,819,240

Multiline Retail—2.8%
Big Lots, Inc.[1]	79,050	2,536,715
Dollar Tree, Inc.[1]	170,685	7,105,617
Nordstrom, Inc.	151,600	4,880,004

		14,522,336

Specialty Retail—2.7%
O’Reilly Automotive, Inc.[1]	80,260	3,817,166
Tiffany & Co.	122,610	4,648,145
Urban Outfitters, Inc.[1]	162,480	5,587,687

		14,052,998

Textiles, Apparel & Luxury Goods—1.5%
Phillips/Van Heusen Corp.	57,610	2,665,615
Polo Ralph Lauren Corp., Cl. A	33,440	2,439,782
Skechers USA, Inc., Cl. A1	69,070	2,522,436

		7,627,833

Consumer Staples—5.0%
Food & Staples Retailing—1.0%
Whole Foods Market, Inc.[1]	142,570	5,135,371
Food Products—2.2%
J.M. Smucker Co. (The)	72,090	4,341,260
TreeHouse Foods, Inc.[1]	150,440	6,869,090

		11,210,350

Personal Products—1.8%
Estee Lauder Cos., Inc. (The), Cl. A	109,100	6,080,143
Nu Skin Asia Pacific, Inc., Cl. A	129,620	3,231,427

		9,311,570

Energy—4.4%
Energy Equipment & Services—1.0%
Core Laboratories NV	19,660	2,902,013
Superior Energy Services, Inc.[1]	116,100	2,167,587

		5,069,600

Oil, Gas & Consumable Fuels—3.4%
Alpha Natural Resources, Inc.[1]	75,120	2,544,314
Concho Resources, Inc.[1]	161,780	8,951,287
Petrohawk Energy Corp.[1]	102,500	1,739,425
Range Resources Corp.	110,846	4,450,467

		17,685,493

Financials—8.0%
Capital Markets—1.9%
Greenhill & Co., Inc.	42,100	2,573,573
Stifel Financial Corp.[1]	115,500	5,011,545
Waddell & Reed Financial, Inc., Cl. A	114,440	2,503,947

		10,089,065

Commercial Banks—2.1%
East West Bancorp, Inc.	356,620	5,438,455
Signature Bank[1]	138,200	5,252,982

		10,691,437

Diversified Financial Services—0.9%
CBOE Holdings, Inc.[1]	48,300	1,572,165
MSCI, Inc., Cl. A1	119,040	3,261,696

		4,833,861

Insurance—0.6%
Assured Guaranty Ltd.	220,300	2,923,381
Real Estate Investment Trusts—1.2%
Digital Realty Trust, Inc.	109,790	6,332,687
Real Estate Management & Development—1.3%
Jones Lang LaSalle, Inc.	102,400	6,721,536
Health Care—17.4%
Biotechnology—4.2%
Alexion Pharmaceuticals, Inc.[1]	191,680	9,812,099
Amylin Pharmaceuticals, Inc.[1]	128,500	2,415,800
Dendreon Corp.[1]	40,840	1,320,357
Human Genome Sciences, Inc.[1]	152,560	3,457,010
United Therapeutics Corp.[1]	96,600	4,715,046

		21,720,312
6 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

	Shares	Value

Health Care Equipment & Supplies—4.2%
Edwards Lifesciences Corp.[1]	186,580	$10,452,212
ResMed, Inc.[1]	75,520	4,592,371
Thoratec Corp.[1]	152,350	6,509,916

		21,554,499

Health Care Providers & Services—5.9%
Catalyst Health Solutions, Inc.[1]	127,350	4,393,575
Coventry Health Care, Inc.[1]	141,570	2,502,958
Emergency Medical Services LP, Cl. A1	83,290	4,083,709
Health Management Associates, Inc., Cl. A1	757,740	5,887,640
HMS Holdings Corp.[1]	151,750	8,227,885
Schein (Henry), Inc.[1]	98,270	5,395,023

		30,490,790

Health Care Technology—2.0%
Cerner Corp.[1]	66,420	5,040,614
SXC Health Solutions Corp.[1]	74,410	5,450,533

		10,491,147

Pharmaceuticals—1.1%
Perrigo Co.	91,970	5,432,668
Industrials—11.8%
Aerospace & Defense—2.2%
BE Aerospace, Inc.[1]	75,580	1,921,999
Goodrich Corp.	103,250	6,840,313
Rockwell Collins, Inc.	47,800	2,539,614

		11,301,926

Electrical Equipment—3.0%
Regal-Beloit Corp.	100,630	5,613,141
Rockwell Automation, Inc.	112,930	5,543,734
Roper Industries, Inc.	77,640	4,344,734

		15,501,609

Machinery—2.9%
Bucyrus International, Inc.	56,770	2,693,737
Gardner Denver, Inc.	94,761	4,225,393
Parker-Hannifin Corp.	68,770	3,813,984
Pentair, Inc.	126,640	4,077,808

		14,810,922

Professional Services—0.7%
Verisk Analytics, Inc., Cl. A1	126,280	3,775,772
Road & Rail—1.9%
Hunt (J.B.) Transport Services, Inc.	120,590	3,939,675
Kansas City Southern, Inc.[1]	165,560	6,018,106

		9,957,781

Trading Companies & Distributors—1.1%
MSC Industrial Direct Co., Inc., Cl. A	112,530	5,700,770
Information Technology—23.1%
Communications Equipment—2.5%
F5 Networks, Inc.[1]	125,230	8,587,021
Riverbed Technology, Inc.[1]	150,340	4,152,391

		12,739,412

Computers & Peripherals—2.0%
NetApp, Inc.[1]	174,770	6,520,669
SanDisk Corp.[1]	86,920	3,656,724

		10,177,393

Electronic Equipment & Instruments—1.0%
Dolby Laboratories, Inc., Cl. A1	83,990	5,265,333
Internet Software & Services—3.8%
Akamai Technologies, Inc.[1]	94,580	3,837,111
Equinix, Inc.[1]	63,503	5,157,714
GSI Commerce, Inc.[1]	232,310	6,690,528
VistaPrint NV1	86,700	4,117,383

		19,802,736

IT Services—2.1%
Cognizant Technology Solutions
Corp.[1]	146,210	7,319,273
Global Payments, Inc.	99,300	3,628,422

		10,947,695

Semiconductors & Semiconductor Equipment—4.9%
ARM Holdings plc, Sponsored ADR	332,340	4,121,016
Atheros Communications, Inc.[1]	190,130	5,236,180
Broadcom Corp., Cl. A	142,570	4,700,533
Cree, Inc.[1]	61,300	3,679,839
Netlogic Microsystems, Inc.[1]	193,390	5,260,208
Silicon Laboratories, Inc.[1]	63,660	2,582,050

		25,579,826

Software—6.8%
Autodesk, Inc.[1]	191,070	4,654,465
Citrix Systems, Inc.[1]	94,680	3,998,336
Concur Technologies, Inc.[1]	124,320	5,305,978
Informatica Corp.[1]	168,490	4,023,541
Red Hat, Inc.[1]	198,030	5,730,988
Rovi Corp.[1]	72,300	2,740,893
Salesforce.com, Inc.[1]	83,380	7,155,672
SS&C Technologies Holdings, Inc.[1]	96,490	1,546,735

		35,156,608
7 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Materials—5.3%
Chemicals—3.1%
Albemarle Corp.	144,190	$5,725,785
Intrepid Potash, Inc.[1]	171,400	3,354,298
Lubrizol Corp. (The)	54,370	4,366,455
Solutia, Inc.[1]	187,340	2,454,154

		15,900,692

Containers & Packaging—0.8%
Rock-Tenn Co., Cl. A	80,280	3,987,508
Metals & Mining—1.4%
Silver Wheaton Corp.[1]	179,480	3,607,548
Steel Dynamics, Inc.	292,400	3,856,756

		7,464,304

Telecommunication Services—3.0%
Wireless Telecommunication Services—3.0%
Crown Castle International Corp.[1]	122,610	4,568,449
NII Holdings, Inc.[1]	143,080	4,652,962
SBA Communications Corp.[1]	188,620	6,414,962

		15,636,373

Total Common Stocks (Cost $ 450,321,603)		491,850,883

Investment Companies—4.0%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[2,3]	53,477	53,477
Oppenheimer Institutional Money Market Fund, Cl. E, 0.28%[2,4]	20,606,897	20,606,897

Total Investment Companies (Cost $20,660,374)		20,660,374

Total Investments, at Value (Cost $470,981,977)	99.1%	512,511,257
Other Assets Net of Liabilities	0.9	4,502,581

Net Assets	100.0%	$517,013,838

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Rate shown is the 7-day yield as of June 30, 2010.

3.	Interest rate is less than 0.0005%.

4.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2009	Additions	Reductions	June 30, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	10,877,341	126,203,227	116,473,671	20,606,897

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$20,606,897	$10,985
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
8 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$88,450,456	$—	$—	$88,450,456
Consumer Staples	25,657,291	—	—	25,657,291
Energy	22,755,093	—	—	22,755,093
Financials	41,591,967	—	—	41,591,967
Health Care	89,689,416	—	—	89,689,416
Industrials	61,048,780	—	—	61,048,780
Information Technology	119,669,003	—	—	119,669,003
Materials	27,352,504	—	—	27,352,504
Telecommunication Services	15,636,373	—	—	15,636,373
Investment Companies	20,660,374	—	—	20,660,374

Total Assets	$512,511,257	$—	$—	$512,511,257

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
9 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $450,375,080)	$491,904,360
Affiliated companies (cost $20,606,897)	20,606,897

512,511,257
Receivables and other assets:
Investments sold	8,012,002
Shares of beneficial interest sold	1,418,354
Dividends	149,103
Other	22,863

Total assets	522,113,579

Liabilities
Payables and other liabilities:
Investments purchased	4,724,552
Shares of beneficial interest redeemed	193,340
Shareholder communications	87,169
Transfer and shareholder servicing agent fees	45,086
Trustees’ compensation	16,542
Distribution and service plan fees	16,471
Other	16,581

Total liabilities	5,099,741

Net Assets	$517,013,838

Composition of Net Assets
Par value of shares of beneficial interest	$14,890
Additional paid-in capital	961,918,572
Accumulated net investment loss	(947,301)
Accumulated net realized loss on investments	(485,501,603)
Net unrealized appreciation on investments	41,529,280

Net Assets	$517,013,838

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $492,170,969 and 14,159,313 shares of beneficial interest outstanding)	$34.76
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $24,842,869 and 730,987 shares of beneficial interest outstanding)	$33.99
See accompanying Notes to Financial Statements.
10 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2010

Investment Income
Dividends:
Unaffiliated companies	$1,107,208
Affiliated companies	10,985
Interest	43

Total investment income	1,118,236

Expenses
Management fees	2,046,025
Distribution and service plan fees—Service shares	32,948
Transfer and shareholder servicing agent fees:
Non-Service shares	270,410
Service shares	13,214
Shareholder communications:
Non-Service shares	36,283
Service shares	1,767
Trustees’ compensation	13,345
Custodian fees and expenses	1,865
Other	30,612

Total expenses	2,446,469
Less waivers and reimbursements of expenses	(343,667)

Net expenses	2,102,802

Net Investment Loss	(984,566)

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	49,371,382
Net change in unrealized appreciation/depreciation on investments	(73,804,185)

Net Decrease in Net Assets Resulting from Operations	$(25,417,369)

See accompanying Notes to Financial Statements.
11 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2010	December 31,
	(Unaudited)	2009

Operations
Net investment loss	$(984,566)	$(925,079)
Net realized gain (loss)	49,371,382	(78,545,847)
Net change in unrealized appreciation/depreciation	(73,804,185)	224,373,833

Net increase (decrease) in net assets resulting from operations	(25,417,369)	144,902,907

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(31,423,866)	(52,496,797)
Service shares	74,318	(2,261,210)

	(31,349,548)	(54,758,007)

Net Assets
Total increase (decrease)	(56,766,917)	90,144,900
Beginning of period	573,780,755	483,635,855

End of period (including accumulated net investment income (loss) of $(947,301) and $37,265, respectively)	$517,013,838	$573,780,755

See accompanying Notes to Financial Statements.
12 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2010	Year Ended December 31,
Non-Service Shares	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$36.52	$27.54	$54.07	$50.85	$49.39	$43.97

Income (loss) from investment operations:
Net investment loss[1]	(.06)	(.05)	(.13)	(.02)	(.02)	(.12)
Net realized and unrealized gain (loss)	(1.70)	9.03	(26.40)	3.24	1.48	5.54

Total from investment operations	(1.76)	8.98	(26.53)	3.22	1.46	5.42

Net asset value, end of period	$34.76	$36.52	$27.54	$54.07	$50.85	$49.39

Total Return, at Net Asset Value[2]	(4.82)%	32.61%	(49.07)%	6.33%	2.96%	12.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$492,171	$547,683	$461,684	$1,002,442	$1,054,809	$1,227,881

Average net assets (in thousands)	$544,987	$478,968	$754,170	$1,045,592	$1,135,831	$1,177,979

Ratios to average net assets:[3]
Net investment loss	(0.34)%	(0.17)%	(0.30)%	(0.04)%	(0.04)%	(0.26)%
Total expenses	0.85%[4]	0.86%[4]	0.71%[4]	0.69%[4]	0.69%[4]	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.73%	0.71%	0.68%	0.69%	0.69%	0.69%

Portfolio turnover rate	49%	102%	78%	112%	56%	32%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	0.85%
Year Ended December 31, 2009	0.86%
Year Ended December 31, 2008	0.71%
Year Ended December 31, 2007	0.69%
Year Ended December 31, 2006	0.69%
See accompanying Notes to Financial Statements.
13 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	June 30, 2010				Year Ended December 31,
Service Shares	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$35.75	$27.03	$53.22	$50.19	$48.87	$43.64

Income (loss) from investment operations:
Net investment loss[1]	(.11)	(.13)	(.24)	(.17)	(.16)	(.25)
Net realized and unrealized gain (loss)	(1.65)	8.85	(25.95)	3.20	1.48	5.48

Total from investment operations	(1.76)	8.72	(26.19)	3.03	1.32	5.23

Net asset value, end of period	$33.99	$35.75	$27.03	$53.22	$50.19	$48.87

Total Return, at Net Asset Value[2]	(4.92)%	32.26%	(49.21)%	6.04%	2.70%	11.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,843	$26,098	$21,952	$47,270	$47,131	$36,551

Average net assets (in thousands)	$26,630	$22,605	$35,815	$49,421	$44,273	$28,798

Ratios to average net assets:[3]
Net investment loss	(0.58)%	(0.44)%	(0.57)%	(0.31)%	(0.33)%	(0.54)%
Total expenses	1.10%[4]	1.12%[4]	0.98%[4]	0.96%[4]	0.97%[4]	0.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%	0.97%	0.95%	0.96%	0.97%	0.97%

Portfolio turnover rate	49%	102%	78%	112%	56%	32%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	1.10%
Year Ended December 31, 2009	1.12%
Year Ended December 31, 2008	0.98%
Year Ended December 31, 2007	0.96%
Year Ended December 31, 2006	0.97%
See accompanying Notes to Financial Statements.
14 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Small- & Mid-Cap Growth Fund/VA (the “Fund”), formerly known as Oppenheimer MidCap Fund/VA, is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation by investing in “growth type” companies. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
15 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended December 31, 2009, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2009, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Expiring

2010	$230,224,822
2017	301,036,389

Total	$531,261,211

As of June 30, 2010, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $481,889,829 expiring by 2017. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2010, it is estimated that the Fund will utilize $49,371,382 of capital loss carryforward to offset realized capital gains.
16 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$474,598,384

Gross unrealized appreciation	$70,413,058
Gross unrealized depreciation	(32,500,185)

Net unrealized appreciation	$37,912,873

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
17 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	299,910	$11,176,612	730,850	$22,021,499
Redeemed	(1,138,332)	(42,600,478)	(2,496,465)	(74,518,296)

Net decrease	(838,422)	$(31,423,866)	(1,765,615)	$(52,496,797)

Service Shares
Sold	67,117	$2,498,588	97,563	$2,820,902
Redeemed	(66,161)	(2,424,270)	(179,541)	(5,082,112)

Net increase (decrease)	956	$74,318	(81,978)	$(2,261,210)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$272,454,267	$321,701,893
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58
18 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of the daily net assets of each class of shares. For the six months ended June 30, 2010, the Fund paid $286,661 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. From April 1, 2009 through March 31, 2010, the Manager agreed to voluntarily waive its advisory fee by 0.09% of the Fund’s average annual net assets. Effective April 1, 2010 through August 31, 2010, the Manager has voluntarily agreed to waive its advisory fee by 0.05% of the Fund’s average daily net assets. This voluntary waiver will be applied after all other waivers and/or reimbursements. During the six months ended June 30, 2010, the Manager waived $197,956 in advisory fees as a result of these voluntary arrangements.
     The Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $134,048 and $6,481 for Non-Service and Service shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $5,182 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
19 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
6. Pending Litigation Continued
In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for “improper investments,” breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
20 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
21 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

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22 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

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23 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

OPPENHEIMER SMALL- & MID - CAP GROWTH FUND/VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Ronald J. Zibelli, Jr., Vice President and Portfolio Manager
Thomas W. Keffer, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses and, if available, summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2010 OppenheimerFunds, Inc. All rights reserved.

June 30, 2010 Oppenheimer Balanced Fund/VA Semiannual Report A Series of Oppenheimer Variable Account Funds Fund SEMIANNUAL REPORT Performance Discussion Listing of Top Holdings Listing of Investments Financial Statements

OPPENHEIMER BALANCED FUND/VA
Fund Objective. The Fund seeks high total investment return, which includes current income and capital appreciation.
Portfolio Managers: Emmanuel Ferreira, Krishna Memani and Peter A. Strzalkowski
Cumulative Total Returns
For the 6-Month Period Ended 6/30/10

Non-Service Shares	–2.74%
Service Shares	–2.91
Average Annual Total Returns
For the Periods Ended 6/30/10

	1-Year	5-Year	10-Year

Non-Service Shares	9.73%	–4.58%	0.09%

			Since
			Inception
	1-Year	5-Year	(5/1/02)

Service Shares	9.32%	–4.82%	–0.23%
Expense Ratios
For the Fiscal Year Ended 12/31/09

	Gross	Net
	Expense	Expense
	Ratios	Ratios

Non-Service Shares	0.91%	0.62%
Service Shares	1.17	0.87
The performance data quoted represents past performance, which does not guarantee future results.
The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on the total market value of investments.
Top Ten Common Stock Holdings

Take-Two Interactive Software, Inc.	4.2%
Chevron Corp.	2.6
Exxon Mobil Corp.	2.5
Google, Inc., Cl. A	2.4
JPMorgan Chase & Co.	2.2
Everest Re Group Ltd.	2.2
Navistar International Corp.	2.0
Nestle SA	1.9
Jupiter Telecommunications Co. Ltd.	1.9
Merck & Co., Inc.	1.8
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on net assets.
2 | OPPENHEIMER BALANCED FUND/VA

FUND PERFORMANCE DISCUSSION
For the six-month period ended June 30, 2010, Oppenheimer Balanced Fund/VA’s Non Service shares produced a return of –2.74%, compared to its equity benchmark, the S&P 500 Index, which returned –6.64%, and its fixed-income benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 5.33%.
     A U.S. economic recovery that began in 2009 continued in the first half of 2010 as manufacturing activity increased, housing markets appeared to stabilize and corporate earnings rebounded. Improving economic conditions helped lift the prices of most stocks and higher yielding fixed-income securities in the first quarter of 2010. However, investor sentiment changed sharply in the second quarter of 2010 when a number of global developments threatened the recovery of the U.S. economy.
     A sovereign debt crisis arose in Europe, where Greece in particular struggled to finance its heavy debt load, focusing attention on the similar problems of European nations such as Ireland, Spain, Hungary and others. Although the International Monetary Fund and the European Union came to Greece’s aid, investors worried that other nations might succumb to the same fiscal pressures. Meanwhile, surging property values in China sparked inflation fears, and investors worried that remedial measures might damage a primary engine of the global rebound. In the United States, retail sales, employment and housing indicators sent mixed signals regarding the future of the domestic recovery. As a result, stocks generally ended the reporting period in negative territory, while some fixed-income indices achieved positive absolute returns due to renewed investor demand for traditional safe havens, including U.S. Government securities.
     During the reporting period, the equity portfolio underperformed the S&P 500 Index, primarily due to underperformance within the information technology and financials sectors as a result of weaker relative stock selection. In information technology, overweighting underperforming securities Google, Inc., Research in Motion Ltd. and QUALCOMM, Inc. during the tumultuous reporting period detracted from results. Within financials, an overweight position to Everest Re Group Ltd. detracted from results, as did an underweight to the commercial banks subsector, which produced positive performance for the S&P 500 Index.
     The equity portfolio outperformed the S&P 500 Index within the industrials sector, with positive contributions from an overweight to Navistar International Corp., which produced strong positive results during the period. Other individual contributors to performance during the period included our decision not to own Microsoft Corp., which experienced declines during the reporting period, overweighting insurer Assurant, Inc., food company Nestle SA, media company Liberty Global, Inc. and pharmaceutical company Merck & Co., Inc. We exited our position in Liberty Global by period end. While the equity portfolio lost value during the May/June market correction, we continue to follow a long-term, bottom-up investment approach of stock picking based on fundamentals.
     In the bond portfolio, the Fund outperformed for the period versus its fixed-income benchmark, primarily as a result of solid performance from mortgage-backed securities (MBS). In particular, the Fund’s emphasis on MBS, including non-agency MBS, agency MBS, and commercial MBS fared well throughout the reporting period amid robust demand from newly risk-averse investors. Asset-backed securities also modestly contributed to relative Fund performance.
     Although our underweight position in U.S. Government securities prevented the Fund from participating more fully in their rally in May and June, our focus on agency MBS over U.S. Treasury securities bolstered the Fund’s returns compared to its fixed-income benchmark. In the corporate bond sector, we found select opportunities among high yield bonds rated BB. However, the Fund’s high yield bonds declined more sharply than investment-grade securities in May and June, and the Fund’s corporate holdings detracted mildly from relative performance for the reporting period overall. We also lengthened the Fund’s average duration during the second quarter of the year, which helped the Fund benefit from narrower yield differences along the market’s maturity spectrum. As a result, our interest rate strategies as expressed through the use of futures contracts added significantly to Fund performance.
     Although the markets in the U.S. have clearly hit a rough patch, we do not currently expect a return to recessionary conditions. As investors recognize that the subpar economic recovery remains intact, we expect investors to become more tolerant of certain risks. However, we also expect them to grow more selective in the subpar recovery, suggesting to us that the fundamental strengths and weakness of individual companies and issuers will become a more critical determinant of market performance. Such an environment may be particularly well suited to the research-intensive investment processes we employ to select stocks and bonds.
3 | OPPENHEIMER BALANCED FUND/VA

FUND PERFORMANCE DISCUSSION
     Fixed income investing entails credit risks and interest rate risks. When interest rates rise, bond prices generally fall, and the Fund’s share prices can fall. The Fund may invest in below-investment-grade (“junk”) bonds, which are more at risk of default and are subject to liquidity risk. Mortgage-related securities have greater potential for loss when interest rates rise. The Fund also invests in derivative instruments, investments whose values depend on the performance of an underlying security, asset, interest rate, index or currency and entail potentially higher volatility and risk of loss compared to traditional stock or bond investments.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The performance data quoted represents past performance, which does not guarantee future results.
4 | OPPENHEIMER BALANCED FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2010	June 30, 2010	June 30, 2010

Actual
Non-Service Shares	$1,000.00	$972.60	$3.09

Service Shares	1,000.00	970.90	4.31

Hypothetical (5% return before expenses)

Non-Service Shares	1,000.00	1,021.67	3.16

Service Shares	1,000.00	1,020.43	4.42
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2010 are as follows:

Class	Expense Ratios

Non-Service shares	0.63%

Service shares	0.88
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
5 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS June 30, 2010 / Unaudited

	Shares	Value

Common Stocks—50.5%
Consumer Discretionary—1.9%
Media—1.9%
Jupiter Telecommunications Co. Ltd.	4,393	$4,186,650
Consumer Staples—6.0%
Food & Staples Retailing—1.7%
CVS Caremark Corp.	44,100	1,293,012
Kroger Co. (The)	89,600	1,764,224
Walgreen Co.	31,000	827,700

		3,884,936

Food Products—1.9%
Nestle SA	87,780	4,235,383
Tobacco—2.4%
Altria Group, Inc.	83,010	1,663,520
Lorillard, Inc.	50,660	3,646,507

		5,310,027

Energy—6.6%
Energy Equipment & Services—1.0%
Halliburton Co.	49,300	1,210,315
Schlumberger Ltd.	20,400	1,128,936

		2,339,251

Oil, Gas & Consumable Fuels—5.6%
Chevron Corp.	86,600	5,876,676
CONSOL Energy, Inc.	31,300	1,056,688
Exxon Mobil Corp.	96,370	5,499,836

		12,433,200

Financials—7.4%
Capital Markets—0.8%
Lazard Ltd., Cl. A	29,900	798,629
Morgan Stanley	46,300	1,074,623

		1,873,252

Diversified Financial Services—2.2%
JPMorgan Chase & Co.	132,900	4,865,469
Insurance—4.4%
Assurant, Inc.	51,500	1,787,050
Everest Re Group Ltd.	68,430	4,839,370
MetLife, Inc.	82,200	3,103,872

		9,730,292

Health Care—6.6%
Biotechnology—2.8%
Amgen, Inc.[1]	46,400	2,440,640
Genzyme Corp. (General Division)[1]	49,500	2,513,115
Vanda Pharmaceuticals, Inc.[1]	199,000	1,315,390

		6,269,145

Health Care Providers & Services—1.0%
Aetna, Inc.	87,140	2,298,753
Pharmaceuticals—2.8%
Merck & Co., Inc.	113,127	3,956,051
Pfizer, Inc.	156,865	2,236,895

		6,192,946

Industrials—3.8%
Aerospace & Defense—0.0%
AerCap Holdings NV1	9,000	93,420
Electrical Equipment—0.6%
General Cable Corp.[1]	50,500	1,345,825
Industrial Conglomerates—0.7%
Tyco International Ltd.	41,300	1,454,999
Machinery—2.0%
Navistar International Corp.[1]	92,850	4,568,220
Trading Companies & Distributors—0.5%
Aircastle Ltd.	133,700	1,049,545
Information Technology—15.4%
Communications Equipment—3.1%
Orbcomm, Inc.[1]	375	683
QUALCOMM, Inc.	113,360	3,722,742
Research in Motion Ltd.[1]	65,680	3,235,397

		6,958,822

Computers & Peripherals—0.8%
Dell, Inc.[1]	147,000	1,772,820
Internet Software & Services—3.7%
eBay, Inc.[1]	150,600	2,953,266
Google, Inc., Cl. A1	12,010	5,343,850

		8,297,116

IT Services—0.7%
MasterCard, Inc., Cl. A	7,300	1,456,569
Software—7.1%
Oracle Corp.	128,700	2,761,902
Take-Two Interactive Software, Inc.[1]	1,048,576	9,437,184
THQ, Inc.[1]	853,300	3,686,256

		15,885,342

Materials—1.7%
Chemicals—1.7%
Celanese Corp., Series A	46,000	1,145,860
Potash Corp. of Saskatchewan, Inc.	32,400	2,794,176

		3,940,036

Telecommunication Services—0.5%
Diversified Telecommunication Services—0.5%
Telefonica SA, Sponsored ADR	20,800	1,155,024
XO Holdings, Inc.[1]	85	57

		1,155,081
6 | OPPENHEIMER BALANCED FUND/VA

	Shares	Value

Utilities—0.6%
Electric Utilities—0.6%
Edison International, Inc.	40,500	$1,284,660

Total Common Stocks (Cost $128,182,485)		112,881,759

Preferred Stocks—2.3%
Mylan, Inc., 6.50% Cv., Non-Vtg. (Cost $3,047,107)	4,800	5,102,352

	Principal
	Amount

Asset-Backed Securities—5.2%
Ally Master Owner Trust 2010-1, Asset-Backed Certificates, Series 2010-1, Cl. A, 2.10%, 1/15/13[2,3]	$240,000	243,428
Ally Master Owner Trust 2010-2, Asset-Backed Certificates, Series 2010-2, Cl. A2, 1%, 9/17/12	235,000	235,000
Ally Master Owner Trust 2010-3, Asset-Backed Certificates, Series 2010-3, Cl. A, 2.88%, 4/15/13[2]	200,000	202,955
AmeriCredit Prime Automobile Receivables Trust 2010-1, Automobile Receivable Nts., Series 2010-1, Cl. A2, 0.97%, 1/15/13	105,000	104,928
AmeriCredit Prime Automobile Receivables Trust 2010-2, Automobile Receivable Nts., Series 2010-2, Cl. A2, 1.22%, 10/8/13	100,000	100,050
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 0.827%, 5/25/34[3]	306,713	270,356
Bank of America Auto Trust 2010-2, Automobile Receivables, Series 2010-2, Cl. A2, 0.91%, 10/15/12	150,000	150,117
Bank of America Credit Card Trust, Credit Card Asset-Backed Certificates, Series 2006-A16, Cl. A16, 4.72%, 5/15/13	265,000	269,898
Bayview Financial Mortgage Pass-Through Trust 2006-A, Mtg. Pass-Through Certificates, Series 2006-A, Cl. 2A4, 0.647%, 2/28/41[3]	303,712	241,825
Capital One Multi-Asset Execution Trust, Credit Card Asset-Backed Certificates, Series 2009-A2, Cl. A2, 3.20%, 6/15/11	280,000	285,962
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[2]	76,328	78,936
Chase Issuance Trust, Credit Card Asset-Backed Certificates, Series 2007-A15, Cl. A, 4.96%, 9/17/12	400,000	403,612
Chrysler Financial Lease Trust, Asset-Backed Nts., Series 2010-A, Cl. A2, 1.78%, 6/15/11[2]	260,000	260,931
CIT Equipment Collateral, Asset-Backed Certificates, Series 2009-VT1, Cl. A2, 2.20%, 10/15/10[2]	267,525	267,951
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	180,000	187,815
CNH Equipment Trust, Asset-Backed Certificates:
Series 2009-B, Cl. A3, 2.97%, 3/15/13	263,956	266,471
Series 2010-A, Cl. A2, 0.81%, 3/25/15	305,000	304,946
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 1.087%, 2/25/33[3]	18,836	16,213
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36[3]	300,188	240,971
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36[3]	166,823	133,824
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.467%, 6/25/47[3]	480,000	404,581
Discover Card Master Trust, Credit Card Receivables, Series 2008-A3, Cl. A3, 5.10%, 10/15/13	235,000	242,839
DT Auto Owner Trust, Automobile Receivable Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15	189,031	189,594
Ellington Loan Acquisition Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. A2A2, 1.147%, 5/27/37[2,3]	325,729	283,771
Ford Credit Auto Lease Trust, Automobile Receivable Nts., Series 2010-A, Cl. A, 1.04%, 3/15/13[2]	225,000	225,252
Ford Credit Auto Owner Trust, Automobile Receivable Nts.:
Series 2009-B, Cl. A2, 2.10%, 11/15/11	58,626	58,750
Series 2009-E, Cl. A2, 0.80%, 3/15/12	505,000	505,004
Series 2010-A, Cl. A4, 2.15%, 6/15/15	350,000	355,990
Ford Credit Floorplan Master Owner Trust 2009-2, Asset-Backed Nts., Series 2009-2, Cl. A, 1.90%, 9/15/12[3]	245,000	247,355
Ford Credit Floorplan Master Owner Trust 2010-1, Asset-Backed Nts., Series 2010-1, Cl. A, 2%, 12/15/14[3]	250,000	252,788
GE Capital Credit Card Master Note Trust, Asset-Backed Nts., Series 2009-2, Cl. A, 3.69%, 7/15/15	105,000	109,184
Harley-Davidson Motorcycle Trust 2009-2, Motorcycle Contract-Backed Nts., Series 2009-2, Cl. A2, 2%, 7/15/12	469,057	470,533
7 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Asset-Backed Securities Continued
Honda Auto Receivables 2009-3 Owner Trust, Automobile Asset-Backed Nts., Series 2009-3, Cl. A2, 1.50%, 8/15/11	$244,849	$245,303
HSBC Credit Card Master Note Trust (USA) I, Asset-Backed Securities, Series 2007-1, Cl. A, 0.40%, 4/15/13[3]	265,000	264,948
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.608%, 1/20/35[3]	248,974	234,521
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2006-4, Cl. A2V, 0.458%, 3/20/36[3]	116,841	115,777
MBNA Credit Card Master Note Trust, Credit Card Receivables:
Series 2003-C7, Cl. C7, 1.70%, 3/15/16[3]	255,000	247,808
Series 2005-A6, Cl. A6, 4.50%, 1/15/13	660,000	663,209
Merrill Auto Trust Securitization 2007-1, Asset-Backed Nts., Series 2007-1, Cl. A4, 0.41%, 12/15/13[3]	239,848	238,764
Morgan Stanley Structured Trust I 2001-1, Asset-Backed Certificates, Series 2004-1, Cl. A1, 0.427%, 6/25/37[3]	257,175	235,999
Navistar Financial Dealer Note Master Owner Trust, Asset-Backed Nts., Series 2010-1, Cl. A, 1.997%, 1/26/15[2,3]	405,000	405,156
Nissan Master Owner Trust, Automobile Receivable Nts., Series 2010-AA, Cl. A, 1.50%, 1/15/13[2,3]	240,000	240,758
Option One Mortgage Loan Trust 2006-2, Asset-Backed Certificates, Series 2006-2, Cl. 2A2, 0.447%, 7/1/36[3]	604,530	397,225
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-KS7, Cl. A2, 0.447%, 9/25/36[3]	203,839	197,233
World Financial Network Credit Card Master Note Trust, Credit Card Receivables:
Series 2009-A, Cl. A, 4.60%, 9/15/15	245,000	253,112
Series 2009-C, Cl. A, 2.36%, 5/15/14	245,000	245,106

Total Asset-Backed Securities (Cost $12,054,014)		11,596,749

Mortgage-Backed Obligations—28.4%
Government Agency—23.5%
FHLMC/FNMA/FHLB/Sponsored—20.1%
Federal Home Loan Bank, Mtg.-Backed Obligations, Series 5G-2012, Cl. 1, 4.97%, 2/24/12	521,778	559,689
Federal Home Loan Mortgage Corp.:
5.50%, 9/1/39	1,409,257	1,514,159
7%, 10/1/37	1,244,578	1,387,057
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2006-11, Cl. PS, 23.294%, 3/25/36[3]	260,611	370,858
Series 2426, Cl. BG, 6%, 3/15/17	496,473	540,130
Series 2427, Cl. ZM, 6.50%, 3/15/32	521,966	575,288
Series 2626, Cl. TB, 5%, 6/1/33	805,000	878,597
Series 2638, Cl. KG, 4%, 11/1/27	983,096	1,002,393
Series 2648, Cl. JE, 3%, 2/1/30	453,002	457,703
Series 2663, Cl. BA, 4%, 8/1/16	582,247	595,422
Series 2676, Cl. KB, 5%, 2/1/20	195,843	200,420
Series 2686, Cl. CD, 4.50%, 2/1/17	367,230	377,166
Series 2907, Cl. GC, 5%, 6/1/27	139,453	143,892
Series 2911, Cl. CU, 5%, 2/1/28	388,015	400,297
Series 2929, Cl. PC, 5%, 1/1/28	140,726	144,652
Series 2952, Cl. GJ, 4.50%, 12/1/28	80,336	82,061
Series 3019, Cl. MD, 4.75%, 1/1/31	379,386	393,034
Series 3025, Cl. SJ, 23.468%, 8/15/35[3]	80,311	114,168
Series 3033, Cl. UD, 5.50%, 10/1/30	475,000	495,945
Series 3061, Cl. MB, 5.50%, 5/1/30	185,000	193,497
Series 3094, Cl. HS, 23.101%, 6/15/34[3]	156,529	196,755
Series 3157, Cl. MC, 5.50%, 2/1/26	388,367	389,946
Series 3242, Cl. QA, 5.50%, 3/1/30	190,138	196,503
Series 3279, Cl. PH, 6%, 2/1/27	398,203	399,670
Series 3291, Cl. NA, 5.50%, 10/1/27	100,590	100,263
Series 3306, Cl. PA, 5.50%, 10/1/27	171,998	175,558
Series R001, Cl. AE, 4.375%, 4/1/15	110,369	112,976
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 12.856%, 4/1/27[4]	208,017	51,089
Series 192, Cl. IO, 11.114%, 2/1/28[4]	60,224	13,419
Series 2130, Cl. SC, 51.813%, 3/15/29[4]	162,063	25,843
Series 224, Cl. IO, 2.624%, 3/1/33[4]	310,063	62,940
Series 243, Cl. 6, 2.265%, 12/15/32[4]	202,932	39,690
Series 2527, Cl. SG, 25.553%, 2/15/32[4]	86,052	2,852
Series 2531, Cl. ST, 38.611%, 2/15/30[4]	1,118,063	40,465
Series 2796, Cl. SD, 66.326%, 7/15/26[4]	233,575	39,635
Series 2802, Cl. AS, 99.999%, 4/15/33[4]	250,920	23,568
Series 2920, Cl. S, 68.535%, 1/15/35[4]	1,250,971	173,327
Series 3000, Cl. SE, 99.999%, 7/15/25[4]	1,152,655	140,326
Series 3045, Cl. DI, 36.961%, 10/15/35[4]	1,007,077	130,828
Series 3110, Cl. SL, 99.999%, 2/15/26[4]	180,105	18,876
Series 3146, Cl. SA, 54.451%, 4/15/36[4]	1,340,390	184,056
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.457%, 6/1/26[5]	56,273	49,988
Federal National Mortgage Assn.:
4.50%, 7/1/25[6]	1,482,000	1,563,741
5%, 7/1/25-8/1/40[6]	4,383,000	4,637,857
5.50%, 9/25/20	12,983	14,090
8 | OPPENHEIMER BALANCED FUND/VA

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn.: Continued
5.50%, 7/1/25-8/1/40[6]	$7,248,000	$7,772,064
6%, 3/1/37	1,063,124	1,157,210
6%, 7/1/25-6/1/35[6]	4,675,159	5,090,277
6.50%, 8/1/39-7/1/40[6]	1,780,000	1,948,528
7%, 11/1/17[7]	241,902	258,306
7.50%, 1/1/33	229,295	261,237
8.50%, 7/1/32	11,389	12,887
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1998-61, Cl. PL, 6%, 11/25/28	185,135	207,028
Trust 2004-101, Cl. BG, 5%, 1/25/20	1,000,000	1,080,326
Trust 2004-81, Cl. KC, 4.50%, 4/1/17	501,537	513,891
Trust 2004-9, Cl. AB, 4%, 7/1/17	349,975	360,733
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	700,000	775,067
Trust 2005-12, Cl. JC, 5%, 6/1/28	365,846	378,916
Trust 2005-22, Cl. EC, 5%, 10/1/28	137,695	142,735
Trust 2005-30, Cl. CU, 5%, 4/1/29	142,207	147,784
Trust 2005-57, Cl. PA, 5.50%, 5/1/27	103,331	103,391
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	515,710	547,704
Trust 2006-46, Cl. SW, 22.926%, 6/25/36[3]	195,369	267,081
Trust 2006-57, Cl. PA, 5.50%, 8/25/27	310,306	316,385
Trust 2009-37, Cl. HA, 4%, 4/1/19	739,142	778,192
Trust 2009-70, Cl. PA, 5%, 8/1/35	778,873	839,595
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-65, Cl. S, 44.421%, 11/25/31[4]	526,895	87,177
Trust 2001-81, Cl. S, 35.777%, 1/25/32[4]	120,931	19,968
Trust 2002-47, Cl. NS, 33.119%, 4/25/32[4]	266,502	43,957
Trust 2002-51, Cl. S, 33.407%, 8/25/32[4]	244,712	40,447
Trust 2002-52, Cl. SD, 38.099%, 9/25/32[4]	289,360	49,305
Trust 2002-77, Cl. SH, 45.102%, 12/18/32[4]	170,319	28,910
Trust 2002-84, Cl. SA, 45.276%, 12/25/32[4]	468,495	74,210
Trust 2002-9, Cl. MS, 34.02%, 3/25/32[4]	180,716	30,841
Trust 2003-33, Cl. SP, 51.506%, 5/25/33[4]	536,962	87,367
Trust 2003-4, Cl. S, 43.203%, 2/25/33[4]	309,713	54,142
Trust 2003-46, Cl. IH, 2.308%, 6/1/33[4]	1,770,413	201,302
Trust 2003-89, Cl. XS, 48.521%, 11/25/32[4]	223,409	22,680
Trust 2004-54, Cl. DS, 49.103%, 11/25/30[4]	247,040	37,784
Trust 2005-14, Cl. SE, 37.376%, 3/25/35[4]	183,754	21,350
Trust 2005-40, Cl. SA, 61.599%, 5/25/35[4]	676,616	96,230
Trust 2005-6, Cl. SE, 78.946%, 2/25/35[4]	986,680	129,228
Trust 2005-71, Cl. SA, 68.089%, 8/25/25[4]	761,714	100,027
Trust 2005-87, Cl. SG, 34.314%, 10/25/35[4]	40,469	4,914
Trust 2006-60, Cl. DI, 35.868%, 4/25/35[4]	118,206	12,941
Trust 2007-88, Cl. XI, 13.126%, 6/25/37[4]	2,908,455	344,692
Trust 222, Cl. 2, 18.125%, 6/1/23[4]	443,310	87,607
Trust 233, Cl. 2, 25.30%, 8/1/23[4]	401,868	81,990
Trust 252, Cl. 2, 25.159%, 11/1/23[4]	359,899	75,966
Trust 319, Cl. 2, 5.082%, 2/1/32[4]	120,716	28,731
Trust 331, Cl. 9, 0%, 2/1/33[4,8]	339,955	54,938
Trust 334, Cl. 17, 7.999%, 2/1/33[4]	197,940	34,111
Trust 339, Cl. 12, 0.597%, 7/1/33[4]	343,472	49,753
Trust 339, Cl. 7, 2.493%, 7/1/33[4]	1,248,472	196,723
Trust 343, Cl. 13, 0%, 9/1/33[4,8]	308,119	45,496
Trust 345, Cl. 9, 2.501%, 1/1/34[4]	530,961	80,068
Trust 351, Cl. 10, 0%, 4/1/34[4,8]	49,573	7,004
Trust 351, Cl. 8, 0%, 4/1/34[4,8]	154,023	21,043
Trust 356, Cl. 10, 0%, 6/1/35[4,8]	127,033	16,999
Trust 356, Cl. 12, 0.481%, 2/1/35[4]	67,226	8,564
Trust 362, Cl. 12, 1.393%, 8/1/35[4]	846,114	135,077
Trust 362, Cl. 13, 1.477%, 8/1/35[4]	466,277	74,317
Trust 364, Cl. 16, 2.205%, 9/1/35[4]	354,745	55,335
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 5.053%, 9/25/23[5]	161,933	150,956

		44,862,176

GNMA/Guaranteed—3.4%
Government National Mortgage Assn.:
4.50%, 7/1/40[6]	5,730,000	5,969,944
5%, 7/1/40[6]	1,350,000	1,438,173
8%, 4/15/23	68,947	79,777
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 80.118%, 1/16/27[4]	275,591	43,814
Series 2002-15, Cl. SM, 68.255%, 2/16/32[4]	315,775	53,350
Series 2002-76, Cl. SY, 74.811%, 12/16/26[4]	720,782	121,636
Series 2004-11, Cl. SM, 59.243%, 1/17/30[4]	235,841	45,635

		7,752,329

Non-Agency—4.9%
Commercial—3.2%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2006-1, Cl. AM, 5.421%, 9/1/45	1,385,000	1,223,426
Series 2007-1, Cl. A4, 5.451%, 1/1/17	355,000	360,124
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.297%, 12/1/49[3]	550,000	461,243
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	290,000	282,275
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	310,631	198,185
9 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Commercial Continued
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	$283,377	$264,164
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	529,223	386,262
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2001-LIBA, Cl. B, 6.733%, 2/10/16[2]	290,000	300,004
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42	485,000	456,173
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	235,000	235,002
Series 2007-LDP10, Cl. A3S, 5.317%, 4/1/13	315,000	316,429
Series 2007-LD11, Cl. A2, 5.968%, 6/15/49[3]	270,000	280,147
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 7/1/37	409,967	331,574
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mtg. Pass-Through Certificates, Series 2007-C1, Cl. A2, 5.318%, 1/15/12	210,000	216,034
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2A2, 2.975%, 4/1/34[3]	257,435	255,914
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	578,627	557,192
Merrill Lynch Mortgage Investors Trust 2005-A5, Mtg. Pass-Through Certificates, Series 2005-A5, Cl. A9, 2.751%, 6/1/35[3]	329,732	291,355
Morgan Stanley Resecuritization Trust, Automobile Receivable Nts., Series 2010-F, Cl. A, 0.60%, 6/17/11[3,9]	255,000	252,769
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 7/1/17	260,000	261,664
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.866%, 2/1/35[3]	183,020	166,173

		7,096,109

Manufactured Housing—0.1%
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A5, 4.807%, 3/25/36[3]	270,998	228,151
Multifamily—0.4%
GE Capital Commercial Mortgage Corp., Commercial Mtg. Pass-Through Certificates, Series 2001-3, Cl. A2, 6.07%, 6/1/38	330,000	344,184
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 5.043%, 3/25/36[3]	652,081	585,417

		929,601

Other—0.2%
Greenwich Capital Commercial Mortgage 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	320,000	321,218
Residential—1.0%
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2004-E, Cl. 2A6, 2.875%, 6/1/34[3]	171,474	154,285
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	329,008	292,306
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. A4, 6.297%, 12/1/49[3]	300,000	308,803
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	875,796	670,878
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	333,168	299,195
10 | OPPENHEIMER BALANCED FUND/VA

	Principal
	Amount	Value

Residential Continued
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	$173,924	$175,037
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	43,296	40,893
WaMu Mortgage Pass-Through Certificates 2007-HY7 Trust, Mtg. Pass-Through Certificates, Series 2007-HY7, Cl. 2A1, 5.737%, 7/1/37[3]	334,299	225,157
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 2.998%, 9/1/34[3]	110,892	105,406

		2,271,960

Total Mortgage-Backed Obligations (Cost $62,190,004)		63,461,544

U.S. Government Obligations—0.6%
Federal Home Loan Mortgage Corp. Nts.:
2.875%, 2/9/15	325,000	339,070
5%, 2/16/17	115,000	131,518
5.25%, 4/18/16	195,000	224,292
Federal National Mortgage Assn. Nts.:
2.375%, 7/28/15	295,000	298,559
4.875%, 12/15/16	90,000	101,926
5%, 3/15/16	120,000	136,697

Total U.S. Government Obligations (Cost $1,197,489)		1,232,062

Non-Convertible Corporate Bonds and Notes—15.9%
Consumer Discretionary—2.6%
Auto Components—0.1%
Lear Corp., 8.125% Sr. Unsec. Nts., 3/15/20	245,000	246,838
Automobiles—0.3%
DaimlerChrysler North America Holding Corp./Daimler Finance North America LLC, 6.50% Sr. Unsec. Unsub. Nts., 11/15/13	235,000	263,241
Ford Motor Credit Co. LLC, 9.75% Sr. Unsec. Nts., 9/15/10	465,000	470,768

		734,009

Diversified Consumer Services—0.1%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	240,000	239,400
Hotels, Restaurants & Leisure—0.2%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[2]	242,000	252,876
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	270,000	284,434

		537,310

Household Durables—0.2%
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	356,000	396,736
Leisure Equipment & Products—0.2%
Mattel, Inc.:
5.625% Sr. Unsec. Nts., 3/15/13	215,000	230,426
6.125% Sr. Unsec. Nts., 6/15/11	230,000	239,178

		469,604

Media—1.1%
CBS Corp., 8.875% Sr. Unsec. Nts., 5/15/19	222,000	279,934
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	145,000	200,637
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 7.625% Sr. Unsec. Unsub. Nts., 5/15/16	432,000	469,817
DISH DBS Corp., 7.875% Sr. Unsec. Nts., 9/1/19	205,000	214,225
Grupo Televisa SA, 6.625% Sr. Unsec. Bonds, 1/15/40	200,000	209,798
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	218,000	238,710
Time Warner Cable, Inc., 6.75% Sr. Unsec. Unsub. Nts., 6/15/39	32,000	35,546
Time Warner Cos., Inc., 9.125% Debs., 1/15/13	165,000	192,195
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	85,000	106,003
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	140,000	162,703
Virgin Media Secured Finance plc, 6.50% Sr. Sec. Nts., 1/15/18[2]	240,000	237,000

		2,346,568

Multiline Retail—0.1%
J.C. Penney Co., Inc. (Holding Co.), 7.40% Nts., 4/1/37	235,000	236,175
Specialty Retail—0.3%
Limited Brands, Inc., 7% Sr. Unsec. Unsub. Nts., 5/1/20	242,000	245,025
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11	350,000	365,842

		610,867
11 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Consumer Staples—0.8%
Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc., 7.75% Sr. Unsec. Unsub. Nts., 1/15/19[2]	$340,000	$413,614
Constellation Brands, Inc., 8.375% Sr. Nts., 12/15/14	220,000	235,400

		649,014

Food & Staples Retailing—0.1%
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31	95,000	130,342
Food Products—0.2%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	25,000	26,434
8.50% Sr. Unsec. Nts., 6/15/19	175,000	209,456
Sara Lee Corp., 6.25% Sr. Unsec. Unsub. Nts., 9/15/11	165,000	174,784

		410,674

Tobacco—0.2%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18	336,000	426,404
Lorillard Tobacco Co., 8.125% Sr. Unsec. Nts., 5/1/40	142,000	146,852

		573,256

Energy—1.7%
Energy Equipment & Services—0.2%
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18	260,000	279,372
Weatherford International Ltd., 6.50% Sr. Unsec. Bonds, 8/1/36	165,000	150,140
Weatherford International, Inc., 6.625% Sr. Unsec. Unsub. Nts., Series B, 11/15/11	42,000	44,416

		473,928

Oil, Gas & Consumable Fuels—1.5%
DCP Midstream LLC, 9.75% Sr. Unsec. Unsub. Nts., 3/15/19[2]	93,000	119,893
Duke Energy Field Services LLC, 7.875% Unsec. Nts., 8/16/10	220,000	221,619
El Paso Corp., 8.25% Sr. Unsec. Nts., 2/15/16	250,000	263,125
Energy Transfer Partners LP, 7.50% Sr. Unsec. Unsub. Bonds, 7/1/38	95,000	97,539
Enterprise Products Operating LLP, 7.50% Sr. Unsec. Unsub. Nts., 2/1/11	195,000	200,901
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	440,000	471,117
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	80,000	83,873
Peabody Energy Corp., 6.875% Sr. Unsec. Nts., Series B, 3/15/13	235,000	237,938
Pipeline Funding Co. LLC, 7.50% Sr. Sec. Nts., 1/15/30[2]	168,000	182,640
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[2]	140,000	150,058
Rockies Express Pipeline LLC:
3.90% Sr. Unsec. Unsub. Nts., 4/15/15[2]	203,000	196,488
5.625% Sr. Unsec. Unsub. Nts., 4/15/20[2]	163,000	155,432
Southwestern Energy Co., 7.50% Sr. Nts., 2/1/18	245,000	261,538
Williams Cos., Inc. (The) Credit Linked Certificates Trust V, 6.375% Sr. Unsec. Nts., 10/1/10[2]	175,000	176,529
Williams Partners LP/Williams Partners Finance Corp., 7.25% Sr. Unsec. Nts., 2/1/17	222,000	252,527
Woodside Finance Ltd., 4.50% Nts., 11/10/14[2]	348,000	355,417

		3,426,634

Financials—5.5%
Capital Markets—0.6%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[2]	367,000	379,635
Discover Bank, 7% Sub. Nts., 4/15/20	240,000	242,931
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	255,000	229,731
Goldman Sachs Group, Inc. (The), 5.375% Sr. Unsec. Unsub. Nts., 3/15/20	255,000	252,629
Morgan Stanley:
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	100,000	99,382
7.30% Sr. Unsec. Nts., 5/13/19	110,000	118,568

		1,322,876

Commercial Banks—1.6%
Barclays Bank plc, 6.278% Perpetual Bonds[10]	540,000	406,350
City National Capital Trust I, 9.625% Jr. Sub. Bonds, 2/1/40	250,000	264,155
Comerica Capital Trust II, 6.576% Bonds, 2/20/37[3]	287,000	243,950
Fifth Third Bancorp, 8.25% Sub. Nts., 3/1/38	120,000	135,085
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	370,000	308,025
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[3]	390,000	331,500
Key Bank NA, 5.80% Unsec. Sub. Nts., 7/1/14	150,000	160,340
12 | OPPENHEIMER BALANCED FUND/VA

	Principal
	Amount	Value

Commercial Banks Continued
Lloyds TSB Bank plc, 5.80% Nts., 1/13/20[2]	$430,000	$406,978
Regions Financial Corp., 5.75% Sr. Unsec. Unsub. Nts., 6/15/15	450,000	447,819
Sanwa Bank Ltd. (The), 7.40% Sub. Nts., 6/15/11	219,000	229,299
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10	715,000	740,025

		3,673,526

Consumer Finance—0.3%
Capital One Capital IV:
6.745% Sub. Bonds, 2/17/37[3]	270,000	228,150
8.875% Jr. Sub. Nts., 5/15/40	150,000	157,583
SLM Corp., 8% Sr. Nts., 3/25/20	245,000	215,680

		601,413

Diversified Financial Services—1.0%
Citigroup, Inc., 6.01% Sr. Unsec. Nts., 1/15/15	743,000	780,398
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[10]	830,000	858,302
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	530,000	569,215

		2,207,915

Insurance—1.6%
American International Group, Inc., 5.05% Sr. Unsec. Nts., 10/1/15	480,000	443,400
AXA SA, 6.463% Jr. Unsec. Sub. Perpetual Bonds[2,10]	80,000	63,100
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	325,000	345,512
Genworth Financial, Inc., 8.625% Sr. Unsec. Unsub. Nts., 12/15/16	400,000	427,304
Hartford Financial Services Group, Inc. (The):
5.25% Sr. Unsec. Nts., 10/15/11	242,000	250,589
6.625% Sr. Unsec. Unsub. Nts., 3/30/40	165,000	153,880
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[2]	320,000	317,319
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	460,000	349,600
Marsh & McLennan Cos., Inc., 5.15% Sr. Unsec. Nts., 9/15/10	235,000	236,703
Principal Life Global Funding I, 4.40% Sr. Sec. Nts., 10/1/10[2]	232,000	233,230
Prudential Financial, Inc., 6.625% Sr. Unsec. Bonds, 6/21/40	157,000	160,512
Swiss Re Capital I LP, 6.854% Perpetual Bonds[2,10]	472,000	389,400
ZFS Finance USA Trust IV, 5.875% Sub. Bonds, 5/9/32[2]	270,000	239,630

		3,610,179

Real Estate Investment Trusts—0.4%
AvalonBay Communities, Inc., 6.625% Sr. Unsec. Unsub. Nts., 9/15/11	100,000	105,047
Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts., 4/1/12	123,000	127,148
Liberty Property LP, 7.25% Sr. Unsec. Unsub. Nts., 3/15/11	240,000	247,634
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12	93,000	96,988
ProLogis, 7.625% Sr. Unsec. Nts., 8/15/14	205,000	217,831

		794,648

Health Care—0.7%
Biotechnology—0.1%
Genzyme Corp., 5% Sr. Nts., 6/15/20[2]	232,000	239,613
Health Care Equipment & Supplies—0.0%
Covidien International Finance SA, 2.80% Sr. Unsec. Nts., 6/15/15	98,000	99,130
Health Care Providers & Services—0.2%
HCA, Inc., 8.50% Sr. Sec. Nts., 4/15/19	225,000	239,625
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11	220,000	224,323

		463,948

Life Sciences Tools & Services—0.4%
Fisher Scientific International, Inc., 6.125% Sr. Unsec. Sub. Nts., 7/1/15	415,000	427,459
Life Technologies Corp., 6% Sr. Nts., 3/1/20	408,000	442,971

		870,430

Industrials—1.3%
Aerospace & Defense—0.3%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	251,000	247,235
Meccanica Holdings USA, Inc., 7.375% Sr. Unsec. Unsub. Nts., 7/15/39[2]	337,000	362,610

		609,845

Commercial Services & Supplies—0.4%
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec. Debs., 9/15/35	150,000	179,908
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	235,000	244,988
13 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Commercial Services & Supplies Continued
R.R. Donnelley & Sons Co., 5.625% Sr. Unsec. Nts., 1/15/12	$230,000	$236,823
Republic Services, Inc., 6.75% Sr. Unsec. Unsub. Nts., 8/15/11	195,000	205,744

		867,463

Electrical Equipment—0.1%
Roper Industries, Inc., 6.25% Sr. Nts., 9/1/19	248,000	275,626
Industrial Conglomerates—0.3%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12	210,000	218,592
5.50% Sr. Unsec. Nts., 1/8/20	255,000	270,173
Tyco International Ltd./Tyco International Finance SA, 6.875% Sr. Unsec. Unsub. Nts., 1/15/21	198,000	238,463

		727,228

Machinery—0.2%
Pall Corp., 5% Nts., 6/15/20	77,000	80,089
SPX Corp., 7.625% Sr. Unsec. Nts., 12/15/14	265,000	273,613

		353,702

Information Technology—0.3%
Communications Equipment—0.1%
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11	220,000	236,230
Electronic Equipment & Instruments—0.2%
Agilent Technologies, Inc., 5.50% Sr. Unsec. Unsub. Nts., 9/14/15	391,000	421,526
Materials—1.0%
Chemicals—0.2%
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17	220,000	242,000
CF Industries, Inc., 6.875% Sr. Unsec. Unsub. Nts., 5/1/18	242,000	246,840

		488,840

Containers & Packaging—0.2%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16	250,000	262,813
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17[2]	225,000	235,628

		498,441

Metals & Mining—0.6%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	350,000	385,500
Teck Resources Ltd., 10.75% Sr. Sec. Nts., 5/15/19	355,000	435,636
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15	40,000	42,958
Vale Overseas Ltd., 6.875% Sr. Unsec. Nts., 11/10/39	250,000	262,930
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	75,000	79,171
6% Sr. Unsec. Unsub. Nts., 10/15/15	132,000	143,063
Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Bonds, 11/15/16[2]	35,000	37,590

		1,386,848

Telecommunication Services—1.2%
Diversified Telecommunication Services—1.1%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	230,000	250,985
British Telecommunications plc, 9.625% Bonds, 12/15/30	151,000	185,022
Embarq Corp., 6.738% Sr. Unsec. Nts., 6/1/13	225,000	244,921
New Communications Holdings, Inc., 8.25% Sr. Nts., 4/15/17[2]	235,000	237,056
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15	232,000	249,400
Telecom Italia Capital SA, 4.875% Sr. Unsec. Unsub. Nts., 10/1/10	345,000	347,574
Telefonica Europe BV, 7.75% Unsec. Nts., 9/15/10	165,000	167,072
Telus Corp., 8% Nts., 6/1/11	185,000	196,173
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	151,000	167,340
Windstream Corp., 8.625% Sr. Unsec. Unsub. Nts., 8/1/16	280,000	283,500

		2,329,043

Wireless Telecommunication Services—0.1%
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	185,000	207,200
Rogers Wireless, Inc., 9.625% Sr. Sec. Nts., 5/1/11	92,000	98,213

		305,413

Utilities—0.8%
Electric Utilities—0.3%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12[2]	180,000	196,735
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	150,000	149,176
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19[2]	240,000	304,605

		650,516
14 | OPPENHEIMER BALANCED FUND/VA

	Principal
	Amount	Value

Energy Traders—0.2%
Oncor Electric Delivery Co., 6.375% Sr. Sec. Nts., 1/15/15	$303,000	$343,771
Multi-Utilities—0.3%
CMS Energy Corp., 6.25% Sr. Unsec. Nts., 2/1/20	235,000	224,958
NiSource Finance Corp., 10.75% Sr. Unsec. Nts., 3/15/16	295,000	378,644
Sempra Energy, 9.80% Sr. Unsec. Nts., 2/15/19	130,000	173,037

		776,639

Total Non-Convertible Corporate Bonds and Notes (Cost $34,587,946)		35,636,164

	Shares

Investment Companies—9.4%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[11,12]	2,243,538	2,243,538
Oppenheimer Institutional Money Market Fund, Cl. E, 0.28%[11,13]	18,724,866	18,724,866

Total Investment Companies (Cost $20,968,404)		20,968,404

Total Investments, at Value (Cost $262,227,449)	112.3%	250,879,034
Liabilities in Excess of Other Assets	(12.3)	(27,459,384)

Net Assets	100.0%	$223,419,650

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $8,392,218 or 3.76% of the Fund’s net assets as of June 30, 2010.

3.	Represents the current interest rate for a variable or increasing rate security.

4.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,752,543 or 1.68% of the Fund’s net assets as of June 30, 2010.

5.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $200,944 or 0.09% of the Fund’s net assets as of June 30, 2010.

6.	When-issued security or delayed delivery to be delivered and settled after June 30, 2010. See Note 1 of accompanying Notes.

7.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $258,306. See Note 5 of accompanying Notes.

8.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9.	Restricted security. The aggregate value of restricted securities as of June 30, 2010 was $252,769, which represents 0.11% of the Fund’s net assets. See Note 6 of accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Dates	Cost	Value	Appreciation

Morgan Stanley Resecuritization Trust, Automobile Receivable
Nts., Series 2010-F, Cl. A, 0.60%, 6/17/11	1/11/10	$252,044	$252,769	$725

10.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11.	Rate shown is the 7-day yield as of June 30, 2010.

12.	Interest rate is less than 0.0005%.

13.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2009	Additions	Reductions	June 30, 2010

OFI Liquid Assets Fund, LLC	—	470,448	470,448	—
Oppenheimer Institutional Money Market Fund, Cl. E	30,151,515	39,240,604	50,667,253	18,724,866
15 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued

	Value	Income

OFI Liquid Assets Fund, LLC	$—	$8	[a]
Oppenheimer Institutional Money Market Fund, Cl. E	18,724,866	24,156

	$18,724,866	$24,164

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2010 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$—	$4,186,650	$—	$4,186,650
Consumer Staples	9,194,963	4,235,383	—	13,430,346
Energy	14,772,451	—	—	14,772,451
Financials	16,469,013	—	—	16,469,013
Health Care	14,760,844	—	—	14,760,844
Industrials	8,512,009	—	—	8,512,009
Information Technology	34,370,669	—	—	34,370,669
Materials	3,940,036	—	—	3,940,036
Telecommunication Services	1,155,081	—	—	1,155,081
Utilities	1,284,660	—	—	1,284,660
Preferred Stocks	5,102,352	—	—	5,102,352
Asset-Backed Securities	—	11,596,749	—	11,596,749
Mortgage-Backed Obligations	—	63,461,544	—	63,461,544
U.S. Government Obligations	—	1,232,062	—	1,232,062
Non-Convertible Corporate Bonds and Notes	—	35,636,164	—	35,636,164
Investment Companies	20,968,404	—	—	20,968,404

Total Investments, at Value	130,530,482	120,348,552	—	250,879,034

Other Financial Instruments:
Appreciated swaps, at value	—	15,473	—	15,473
Futures margins	35,647	—	—	35,647

Total Assets	$130,566,129	$120,364,025	$—	$250,930,154

Liabilities Table
Other Financial Instruments:
Depreciated swaps, at value	$—	$(19,993)	$—	$(19,993)
Futures margins	(567)	—	—	(567)

Total Liabilities	$(567)	$(19,993)	$—	$(20,560)

16 | OPPENHEIMER BALANCED FUND/VA

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The table below shows the significant transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of	Transfers into
	Level 1*	Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(6,554,531)	$6,554,531
Consumer Staples	(4,259,806)	4,259,806

Total Assets	$(10,814,337)	$10,814,337

*	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Futures Contracts as of June 30, 2010 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Long Bonds	Buy	77	9/21/10	$9,817,500	$279,967
U.S. Treasury Nts., 2 yr.	Sell	60	9/30/10	13,129,688	(36,333)
U.S. Treasury Nts., 5 yr.	Sell	13	9/30/10	1,538,570	(20,128)
U.S. Treasury Nts., 10 yr.	Buy	42	9/21/10	5,146,969	77,604

					$301,110

Credit Default Swap Contracts as of June 30, 2010 are as follows:

	Buy/Sell	Notional				Unrealized
Reference Entity/	Credit	Amount	Pay/Receive	Termination		Appreciation
Swap Counterparty	Protection	(000’s)	Fixed Rate	Date	Value	(Depreciation)

Vale Inco Ltd.:
Morgan Stanley Capital Services, Inc.	Buy	$545	0.70%	3/20/17	$6,530	$6,530
Morgan Stanley Capital Services, Inc.	Buy	550	0.63	3/20/17	8,943	8,943

	Total	1,095			15,473	15,473

Vale Overseas:
Morgan Stanley Capital Services, Inc.	Sell	545	1.17	3/20/17	(8,772)	(8,772)
Morgan Stanley Capital Services, Inc.	Sell	550	1.10	3/20/17	(11,221)	(11,221)

	Total	1,095			(19,993)	(19,993)

Grand Total Buys					15,473	15,473
Grand Total Sells					(19,993)	(19,993)

Total Credit Default Swaps					$(4,520)	$(4,520)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum Potential
Type of Reference Asset	Payments for Selling Credit		Reference Asset
on which the Fund Sold Protection	Protection (Undiscounted)	Amount Recoverable*	Rating Range**

Investment Grade Single Name Corporate Debt	$1,095,000	$—	BBB+

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
17 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of June 30, 2010 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)	Value

Morgan Stanley Capital Services, Inc.:
	Credit Default Buy Protection	$1,095	$15,473
	Credit Default Sell Protection	1,095	(19,993)

			$(4,520)

See accompanying Notes to Financial Statements.
18 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $243,502,583)	$232,154,168
Affiliated companies (cost $18,724,866)	18,724,866

250,879,034
Appreciated swaps, at value	15,473
Receivables and other assets:
Investments sold (including $17,186,516 sold on a when-issued or delayed delivery basis)	17,613,025
Interest, dividends and principal paydowns	1,001,780
Futures margins	35,647
Other	13,433

Total assets	269,558,392

Liabilities
Depreciated swaps, at value	19,993
Payables and other liabilities:
Investments purchased (including $45,393,042 purchased on a when-issued or delayed delivery basis)	45,832,077
Shares of beneficial interest redeemed	145,487
Distribution and service plan fees	53,686
Shareholder communications	37,056
Transfer and shareholder servicing agent fees	19,129
Trustees’ compensation	10,441
Futures margins	567
Other	20,306

Total liabilities	46,138,742

Net Assets	$223,419,650

Composition of Net Assets
Par value of shares of beneficial interest	$22,703
Additional paid-in capital	310,134,501
Accumulated net investment income	2,722,161
Accumulated net realized loss on investments and foreign currency transactions	(78,409,470)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(11,050,245)

Net Assets	$223,419,650

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $141,196,635 and 14,295,865 shares of beneficial interest outstanding)	$9.88
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $82,223,015 and 8,407,175 shares of beneficial interest outstanding)	$9.78
See accompanying Notes to Financial Statements.
19 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2010

Investment Income
Interest (net of foreign withholding taxes of $192)	$2,489,624
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $22,853)	1,071,638
Affiliated companies	24,156
Income from investment of securities lending cash collateral, net—affiliated companies	8

Total investment income	3,585,426

Expenses
Management fees	902,879
Distribution and service plan fees—Service shares	109,949
Transfer and shareholder servicing agent fees:
Non-Service shares	77,280
Service shares	43,987
Shareholder communications:
Non-Service shares	15,151
Service shares	8,625
Trustees’ compensation	6,655
Custodian fees and expenses	4,775
Other	31,344

Total expenses	1,200,645
Less waivers and reimbursements of expenses	(327,413)

Net expenses	873,232

Net Investment Income	2,712,194

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	11,296,989
Closing and expiration of futures contracts	478,123
Foreign currency transactions	(100,257)
Swap contracts	2,602

Net realized gain	11,677,457
Net change in unrealized appreciation/depreciation on:
Investments	(21,258,163)
Translation of assets and liabilities denominated in foreign currencies	92,435
Futures contracts	630,104
Swap contracts	30,812

Net change in unrealized appreciation/depreciation	(20,504,812)

Net Decrease in Net Assets Resulting from Operations	$(6,115,161)

See accompanying Notes to Financial Statements.
20 | OPPENHEIMER BALANCED FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2010	December 31,
	(Unaudited)	2009

Operations
Net investment income	$2,712,194	$6,170,062
Net realized gain (loss)	11,677,457	(30,890,935)
Net change in unrealized appreciation/depreciation	(20,504,812)	70,642,719

Net increase (decrease) in net assets resulting from operations	(6,115,161)	45,921,846

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(2,184,050)	—
Service shares	(1,027,757)	—

	(3,211,807)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(12,704,505)	(40,306,895)
Service shares	(3,092,187)	4,509,086

	(15,796,692)	(35,797,809)

Net Assets
Total increase (decrease)	(25,123,660)	10,124,037
Beginning of period	248,543,310	238,419,273

End of period (including accumulated net investment income of $2,722,161 and $3,221,774, respectively)	$223,419,650	$248,543,310

See accompanying Notes to Financial Statements.
21 | OPPENHEIMER BALANCED FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2010	Year Ended December 31,
Non-Service Shares	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.30	$8.45	$16.41	$17.69	$17.07	$17.35

Income (loss) from investment operations:
Net investment income[1]	.12	.25	.41	.43	.40	.33
Net realized and unrealized gain (loss)	(.39)	1.60	(7.03)	.19	1.38	.31

Total from investment operations	(.27)	1.85	(6.62)	.62	1.78	.64

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.15)	—	(.39)	(.46)	(.36)	(.30)
Distributions from net realized gain	—	—	(.95)	(1.44)	(.80)	(.62)

Total dividends and/or distributions to shareholders	(.15)	—	(1.34)	(1.90)	(1.16)	(.92)

Net asset value, end of period	$9.88	$10.30	$8.45	$16.41	$17.69	$17.07

Total Return, at Net Asset Value[2]	(2.74)%	21.89%	(43.47)%	3.79%	11.15%	3.89%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$141,197	$159,797	$169,621	$385,948	$435,639	$503,753

Average net assets (in thousands)	$155,755	$159,013	$295,669	$418,103	$456,513	$522,754

Ratios to average net assets:[3]
Net investment income	2.33%	2.71%	3.14%	2.55%	2.42%	1.98%
Total expenses	0.90%[4]	0.89%[4]	0.76%[4]	0.75%[4]	0.75%[4]	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.63%	0.60%	0.67%	0.73%	0.75%	0.74%

Portfolio turnover rate[5]	29%	87%	67%	68%	76%	67%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	0.91%
Year Ended December 31, 2009	0.91%
Year Ended December 31, 2008	0.76%
Year Ended December 31, 2007	0.75%
Year Ended December 31, 2006	0.75%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2010	$228,011,790	$236,869,465
Year Ended December 31, 2009	$504,698,365	$520,212,670
Year Ended December 31, 2008	$474,582,075	$434,587,487
Year Ended December 31, 2007	$296,201,319	$315,527,720
Year Ended December 31, 2006	$612,825,833	$666,549,894
Year Ended December 31, 2005	$1,224,652,741	$1,250,455,539
See accompanying Notes to Financial Statements.
22 | OPPENHEIMER BALANCED FUND/VA

	Six Months
	Ended
	June 30, 2010	Year Ended December 31,
Service Shares	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.19	$8.38	$16.28	$17.57	$16.97	$17.26

Income (loss) from investment operations:
Net investment income[1]	.11	.22	.37	.38	.36	.29
Net realized and unrealized gain (loss)	(.40)	1.59	(6.97)	.19	1.37	.31

Total from investment operations	(.29)	1.81	(6.60)	.57	1.73	.60

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	—	(.35)	(.42)	(.33)	(.27)
Distributions from net realized gain	—	—	(.95)	(1.44)	(.80)	(.62)

Total dividends and/or distributions to shareholders	(.12)	—	(1.30)	(1.86)	(1.13)	(.89)

Net asset value, end of period	$9.78	$10.19	$8.38	$16.28	$17.57	$16.97

Total Return, at Net Asset Value[2]	(2.91)%	21.60%	(43.62)%	3.49%	10.86%	3.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$82,223	$88,746	$68,798	$121,399	$111,363	$88,156

Average net assets (in thousands)	$88,652	$77,101	$100,164	$117,012	$100,010	$72,977

Ratios to average net assets:[3]
Net investment income	2.08%	2.42%	2.90%	2.30%	2.17%	1.74%
Total expenses	1.15%[4]	1.15%[4]	1.01%[4]	1.00%[4]	1.01%[4]	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.85%	0.92%	0.98%	1.01%	1.00%

Portfolio turnover rate[5]	29%	87%	67%	68%	76%	67%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	1.16%
Year Ended December 31, 2009	1.17%
Year Ended December 31, 2008	1.01%
Year Ended December 31, 2007	1.00%
Year Ended December 31, 2006	1.01%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2010	$228,011,790	$236,869,465
Year Ended December 31, 2009	$504,698,365	$520,212,670
Year Ended December 31, 2008	$474,582,075	$434,587,487
Year Ended December 31, 2007	$296,201,319	$315,527,720
Year Ended December 31, 2006	$612,825,833	$666,549,894
Year Ended December 31, 2005	$1,224,652,741	$1,250,455,539
See accompanying Notes to Financial Statements.
23 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Balanced Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, an open end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek high total investment return, which includes current income and capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued
24 | OPPENHEIMER BALANCED FUND/VA

but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of June 30, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$45,393,042
Sold securities	17,186,516
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered
25 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
26 | OPPENHEIMER BALANCED FUND/VA

During the fiscal year ended December 31, 2009, the Fund did not utilize any capital loss carryforward. As of December 31, 2009, the Fund had available for federal income tax purposes post-October foreign currency losses of $2,354, straddle losses of $120,488 and unused capital loss carryforwards as follows:

Expiring

2016	$44,402,106
2017	44,728,707

Total	$89,130,813

As of June 30, 2010, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $77,576,198 expiring by 2017. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2010, it is estimated that the Fund will utilize $11,677,457 of capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$263,389,720
Federal tax cost of other investments	(4,899)

Total federal tax cost	$263,384,821

Gross unrealized appreciation	$14,985,430
Gross unrealized depreciation	(27,199,526)

Net unrealized depreciation	$(12,214,096)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
27 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	118,646	$1,250,425	484,890	$4,273,547
Dividends and/or distributions reinvested	209,000	2,184,050	—	—
Redeemed	(1,547,044)	(16,138,980)	(5,041,004)	(44,580,442)

Net decrease	(1,219,398)	$(12,704,505)	(4,556,114)	$(40,306,895)

Service Shares
Sold	309,980	$3,210,150	1,886,160	$16,689,571
Dividends and/or distributions reinvested	99,204	1,027,757	—	—
Redeemed	(713,306)	(7,330,094)	(1,382,728)	(12,180,485)

Net increase (decrease)	(304,122)	$(3,092,187)	503,432	$4,509,086

28 | OPPENHEIMER BALANCED FUND/VA

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the six months ended June 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$57,402,129	$60,062,203
U.S. government and government agency obligations	1,992,809	2,183,023
To Be Announced (TBA) mortgage-related securities	228,011,790	236,869,465
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
|
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of the daily net assets of each class of shares. For the six months ended June 30, 2010, the Fund paid $123,149 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so the “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” will not exceed 0.67% of average annual net assets for Non-Service shares and 0.92% of average annual net assets for Service shares. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $169,858 and $96,723 for Non-Service and Service shares, respectively.
     Effective April 1, 2009 through March 31, 2010, the Manager voluntarily waived its advisory fee by 0.08% of the Fund’s average annual net assets. That voluntary waiver was applied after all other waivers and/or reimbursements. During the six months ended June 30, 2010, the Manager waived $48,729.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $12,103 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
29 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
30 | OPPENHEIMER BALANCED FUND/VA

     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of June 30, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $15,473, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
     As of June 30, 2010 the Fund has not required certain counterparties to post collateral.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
As of June 30, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $4,520 for which collateral was not posted by the Fund. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of June 30, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.
Valuations of derivative instruments as of June 30, 2010 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives not
Accounted for as	Statement of Assets			Statement of Assets
Hedging Instruments	and Liabilities Location	Value		and Liabilities Location	Value

Credit contracts	Appreciated swaps, at value	$15,473		Depreciated swaps, at value	$19,993
Interest rate contracts	Futures margins	35,647	*	Futures margins	567	*

Total		$51,120			$20,560

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
31 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives not	Closing and
Accounted for as	expiration of
Hedging Instruments	futures contracts	Swap contracts	Total

Credit contracts	$—	$2,602	$2,602
Interest rate contracts	478,123	—	478,123

Total	$478,123	$2,602	$480,725

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives not
Accounted for as
Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$30,812	$30,812
Interest rate contracts	630,104	—	630,104

Total	$630,104	$30,812	$660,916

Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are
32 | OPPENHEIMER BALANCED FUND/VA

aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
6. Restricted Securities
As of June 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
33 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
8. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for “improper investments,” “breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
34 | OPPENHEIMER BALANCED FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
35 | OPPENHEIMER BALANCED FUND/VA

OPPENHEIMER BALANCED FUND/VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Emmanuel Ferreira, Vice President and Portfolio Manager
Krishna Memani, Vice President and Portfolio Manager
Peter A. Strzalkowski, Vice President and Portfolio Manager
Thomas W. Keffer, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses and, if available, summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2010 OppenheimerFunds, Inc. All rights reserved.

June 30, 2010 Oppenheimer Capital Appreciation Semiannual Fund/VAReport A Series of Oppenheimer Variable Account Funds S EM I AN NUA L R E P ORT Fund Performance Discussion Listing of Top Holdings Listing of n I vestments Financial Statements

OPPENHEIMER CAPITAL APPRECIATION FUND/VA
Fund Objective. The Fund seeks capital appreciation by investing in securities of well-known, established companies.
Portfolio Manager. Julie Van Cleave1
Cumulative Total Returns
For the 6-Month Period Ended 6/30/10

Non-Service Shares	–11.71%
Service Shares	–11.82
Average Annual Total Returns
For the Periods Ended 6/30/10

	1-Year	5-Year	10-Year

Non-Service Shares	8.29%	–1.63%	–3.03%

			Since
			Inception
	1-Year	5-Year	(9/18/01)

Service Shares	7.99%	–1.88%	0.47%
Expense Ratios
For the Fiscal Year Ended 12/31/09

	Gross Expense Ratios	Net Expense Ratios

Non-Service Shares	0.78%	0.78%
Service Shares	1.04	1.03
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

1.	Effective April 26, 2010.
Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on the total market value of common stocks.

Top Ten Common Stock Holdings

Apple, Inc.	4.4%
Google, Inc., Cl. A	3.2
Hewlett-Packard Co.	2.9
PepsiCo, Inc.	2.7
QUALCOMM, Inc.	2.6
Occidental Petroleum Corp.	2.1
Oracle Corp.	2.1
Express Scripts, Inc.	2.1
Visa, Inc., Cl. A	1.9
Allergan, Inc.	1.7
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on net assets.
2 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FUND PERFORMANCE DISCUSSION
During the six-month reporting period ended June 30, 2010, the Fund’s Non-Service shares returned -11.71%, underperforming the Russell 1000 Growth Index (the “Index”), which returned -7.65%. In the midst of a volatile market environment, particularly over May and June, the Fund underperformed the Index primarily in the information technology, materials and consumer discretionary sectors due to weaker relative stock selection.
     The first half of 2010 saw a continuation of the economic recovery that began in 2009. Improving manufacturing activity and a rebound in corporate earnings helped bolster the confidence of consumers, businesses and investors, adding a degree of support to the economic expansion. However, the rebound proved to be more sluggish than most previous recoveries, as stubbornly high unemployment and ongoing weakness in housing markets produced head-winds that constrained the pace of economic growth. Nonetheless, improved investor sentiment helped sustain a stock market rally through the first four months of the year. As it was in 2009, the rally was led by smaller, more speculative stocks that had been severely beaten down during the recession and financial crisis.
     The investment climate changed significantly in May, when a number of developments appeared to threaten the global economic recovery. A sovereign debt crisis arose in Europe, where Greece in particular struggled to finance its heavy debt load, focusing attention on the similar problems of European nations such as Ireland, Spain, Hungary and others. Although the International Monetary Fund and the European Union came to Greece’s aid, investors worried that other nations might succumb to the same fiscal pressures.
     Meanwhile, robust economic growth in China seemed to spark local inflationary pressures, particularly in urban property markets. The Chinese government raised short-term interest rates and adopted other measures to forestall an acceleration of inflation, but global investors grew concerned that these measures might choke off regional economic growth in a country that has been a key driver of the global economic recovery. Finally, economic concerns intensified in the United States, where employment gains have remained relatively modest, real estate markets have continued to struggle and consumers have been reluctant to spend. Consequently, stock prices fell sharply in May and June, giving back all of their previous 2010 gains and ending the reporting period lower than where they began.
     In terms of detractors from performance, within the information technology sector, the Fund’s overweight exposure to hard hit securities NVIDIA Corp., QUALCOMM, Inc. and Google, Inc. detracted significantly from relative performance. In materials, the Fund’s overweight position in Monsanto Co. and Xstrata plc, which both had a difficult reporting period, detracted from performance. Overweighting consumer discretionary stock Apollo Group, Inc. hurt relative performance, as did underweighting the hotels, restaurants and leisure subsector, which produced positive results for the Index during the period. By period end, we exited our position in Apollo Group.
     Positive contributors to performance during the reporting period included overweighting consumer discretionary holding Cablevision Systems Corp., health care companies Express Scripts, Inc., Novo Nordisk and Thermo Fisher Scientific, Inc., and underweighting hard hit information technology holding Microsoft Corp., which we exited over the last month of the reporting period.
Fund Announcement
Effective April 26, 2010, Julie Van Cleave, CFA, was named portfolio manager of the Fund. Prior to joining OppenheimerFunds, Ms. Van Cleave was a managing director at Deutsche Asset Management where she served as a lead portfolio manager from December 2002 through February 2009. In managing the Fund, Ms. Van Cleave will seek to manage risk and opportunity through top-down sector analysis as well as bottom-up stock selection. She will seek businesses with dominant and rising market share and strong metrics around growth, quality and innovation, while maintaining sensitivity to valuations and risk. We believe her sensitivity to risk and her preference for quality growth companies supported by long-term growth themes will fit well within the style and objectives of the Fund.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
3 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2010	June 30, 2010	June 30, 2010

Actual
Non-Service shares	$1,000.00	$882.90	$3.65
Service shares	1,000.00	881.80	4.82

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,020.93	3.92
Service shares	1,000.00	1,019.69	5.17
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2010 are as follows:

Class	Expense Ratios

Non-Service shares	0.78%
Service shares	1.03
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
4 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS June 30, 2010 / Unaudited

	Shares	Value

Common Stocks—96.9%
Consumer Discretionary—11.2%
Hotels, Restaurants & Leisure—1.4%
McDonald’s Corp.	275,240	$18,130,059
Internet & Catalog Retail—1.0%
Amazon.com, Inc.[1]	119,934	13,103,989
Media—3.0%
Cablevision Systems Corp. New York Group, Cl. A	632,575	15,188,126
McGraw-Hill Cos., Inc. (The)	306,780	8,632,789
Walt Disney Co. (The)	437,170	13,770,855

		37,591,770

Multiline Retail—0.5%
Target Corp.	123,130	6,054,302
Specialty Retail—1.7%
Bed Bath & Beyond, Inc.[1]	324,620	12,036,910
TJX Cos., Inc. (The)	212,700	8,922,765

		20,959,675

Textiles, Apparel & Luxury Goods—3.6%
Coach, Inc.	526,600	19,247,230
Nike, Inc., Cl. B	220,810	14,915,716
Polo Ralph Lauren Corp., Cl. A	147,730	10,778,381

		44,941,327

Consumer Staples—9.8%
Beverages—2.7%
PepsiCo, Inc.	548,630	33,438,999
Food & Staples Retailing—1.6%
Wal-Mart Stores, Inc.	419,240	20,152,867
Food Products—3.1%
DANONE SA	23,460	1,252,813
General Mills, Inc.	178,140	6,327,533
Nestle SA	365,026	17,612,495
Unilever NV CVA	498,200	13,583,604

		38,776,445

Household Products—1.6%
Colgate-Palmolive Co.	262,840	20,701,278
Tobacco—0.8%
Philip Morris International, Inc.	209,390	9,598,438
Energy—7.9%
Energy Equipment & Services—2.9%
Cameron International Corp.[1]	187,770	6,106,280
Halliburton Co.	543,610	13,345,626
Schlumberger Ltd.	296,590	16,413,291

		35,865,197

Oil, Gas & Consumable Fuels—5.0%
Apache Corp.	139,280	11,725,983
ConocoPhillips	50,600	2,483,954
EOG Resources, Inc.	94,600	9,305,802
Occidental Petroleum Corp.	349,240	26,943,866
Range Resources Corp.	122,120	4,903,118
Southwestern Energy Co.[1]	199,310	7,701,338

		63,064,061

Financials—7.1%
Capital Markets—2.2%
Charles Schwab Corp. (The)	596,250	8,454,825
Credit Suisse Group AG	294,804	11,079,842
Goldman Sachs Group, Inc. (The)	35,530	4,664,023
T. Rowe Price Group, Inc.	82,750	3,673,273

		27,871,963

Commercial Banks—0.8%
PNC Financial Services Group, Inc.	10,950	618,675
Wells Fargo & Co.	387,890	9,929,984

		10,548,659

Diversified Financial Services—3.6%
BM&F BOVESPA SA	1,633,360	10,587,430
CME Group, Inc.	30,690	8,640,770
IntercontinentalExchange, Inc.[1]	89,800	10,150,094
JPMorgan Chase & Co.	366,590	13,420,860
MSCI, Inc., Cl. A1	68,283	1,870,954

		44,670,108

Real Estate Management & Development—0.5%
Jones Lang LaSalle, Inc.	99,600	6,537,744
Health Care—16.8%
Biotechnology—3.4%
Amgen, Inc.[1]	319,890	16,826,214
Celgene Corp.[1]	315,980	16,058,104
Gilead Sciences, Inc.[1]	291,320	9,986,450

		42,870,768

Health Care Equipment & Supplies—3.5%
Baxter International, Inc.	334,870	13,609,117
Covidien plc	62,390	2,506,830
Dentsply International, Inc.	292,130	8,737,608
St. Jude Medical, Inc.[1]	194,850	7,032,137
Stryker Corp.	232,840	11,655,970

		43,541,662

Health Care Providers & Services—3.9%
Express Scripts, Inc.[1]	555,620	26,125,252
Medco Health Solutions, Inc.[1]	207,320	11,419,186
Schein (Henry), Inc.[1]	197,730	10,855,377

		48,399,815
5 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Life Sciences Tools & Services—1.6%
Mettler-Toledo International, Inc.[1]	11,360	$1,268,117
Thermo Fisher Scientific, Inc.[1]	391,700	19,212,885

		20,481,002

Pharmaceuticals—4.4%
Allergan, Inc.	356,360	20,761,534
Bristol-Myers Squibb Co.	99,710	2,486,767
Novo Nordisk AS, Cl. B	122,510	9,882,352
Roche Holding AG	101,859	13,987,646
Shire plc	423,610	8,610,368

		55,728,667

Industrials—8.8%
Aerospace & Defense—3.3%
General Dynamics Corp.	118,640	6,947,558
Goodrich Corp.	140,322	9,296,333
Lockheed Martin Corp.	182,110	13,567,195
United Technologies Corp.	177,870	11,545,542

		41,356,628

Electrical Equipment—2.6%
ABB Ltd.	946,047	16,439,494
Emerson Electric Co.	89,230	3,898,459
First Solar, Inc.[1]	113,870	12,961,822

		33,299,775

Machinery—1.9%
Danaher Corp.	33,550	1,245,376
Joy Global, Inc.	261,247	13,085,862
Parker-Hannifin Corp.	164,100	9,100,986

		23,432,224

Road & Rail—1.0%
Union Pacific Corp.	181,130	12,590,346
Information Technology—29.3%
Communications Equipment—4.3%
Cisco Systems, Inc.[1]	520,400	11,089,724
Juniper Networks, Inc.[1]	446,260	10,183,653
QUALCOMM, Inc.	1,011,790	33,227,184

		54,500,561

Computers & Peripherals—8.5%
Apple, Inc.[1]	221,000	55,588,130
Hewlett-Packard Co.	837,800	36,259,984
NetApp, Inc.[1]	396,900	14,808,339

		106,656,453

Electronic Equipment & Instruments—0.9%
Corning, Inc.	682,350	11,019,953
Internet Software & Services—4.6%
Akamai Technologies, Inc.[1]	61,500	2,495,055
eBay, Inc.[1]	770,530	15,110,093
Google, Inc., Cl. A1	90,020	40,054,399

		57,659,547

IT Services—4.5%
Cognizant Technology Solutions Corp.[1]	122,200	6,117,332
International Business Machines Corp.	20,160	2,489,357
MasterCard, Inc., Cl. A	81,630	16,287,634
Visa, Inc., Cl. A	343,797	24,323,638
Western Union Co.	528,500	7,879,935

		57,097,896

Semiconductors & Semiconductor Equipment—2.2%
Broadcom Corp., Cl. A	610,730	20,135,768
NVIDIA Corp.[1]	806,880	8,238,245

		28,374,013

Software—4.3%
Adobe Systems, Inc.[1]	692,030	18,290,353
Oracle Corp.	1,252,820	26,885,517
Vmware, Inc., Cl. A1	136,750	8,559,183

		53,735,053

Materials—3.7%
Chemicals—3.4%
Celanese Corp., Series A	179,636	4,474,733
Ecolab, Inc.	72,800	3,269,448
Monsanto Co.	150,000	6,933,000
Potash Corp. of Saskatchewan, Inc.	119,990	10,347,938
Praxair, Inc.	232,452	17,664,027

		42,689,146

Metals & Mining—0.3%
Barrick Gold Corp.	19,960	906,384
Xstrata plc	259,330	3,397,569

		4,303,953

Telecommunication Services—2.3%
Wireless Telecommunication Services—2.3%
Crown Castle International Corp.[1]	429,380	15,998,699
NII Holdings, Inc.[1]	394,650	12,834,012

		28,832,711

Total Common Stocks (Cost $1,044,522,064)		1,218,577,054
6 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

	Shares	Value

Investment Companies—2.1%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[2,3]	84,218	$84,218
Oppenheimer Institutional Money Market Fund, Cl. E, 0.28%[2,4]	26,871,058	26,871,058

Total Investment Companies (Cost $26,955,276)		26,955,276

Total Investments, at Value (Cost $1,071,477,340)	99.0%	1,245,532,330
Other Assets Net of Liabilities	1.0	12,594,054

Net Assets	100.0%	$1,258,126,384

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Rate shown is the 7-day yield as of June 30, 2010.

3.	Interest rate is less than 0.0005%.

4.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2009	Additions	Reductions	June 30, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	7,898,767	166,059,266	147,086,975	26,871,058

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$26,871,058	$13,718
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$140,781,122	$—	$—	$140,781,122
Consumer Staples	90,219,115	32,448,912	—	122,668,027
Energy	98,929,258	—	—	98,929,258
Financials	78,548,632	11,079,842	—	89,628,474
Health Care	178,541,548	32,480,366	—	211,021,914
Industrials	94,239,479	16,439,494	—	110,678,973
Information Technology	369,043,476	—	—	369,043,476
Materials	43,595,530	3,397,569	—	46,993,099
Telecommunication Services	28,832,711	—	—	28,832,711
Investment Companies	26,955,276	—	—	26,955,276

Total Investments, at value	1,149,686,147	95,846,183	—	1,245,532,330
7 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table Continued
Other Financial Instruments:
Foreign currency exchange contracts	$—	$4,571	$—	$4,571

Total Assets	$1,149,686,147	$95,850,754	$—	$1,245,536,901

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(5,824)	$—	$(5,824)

Total Liabilities	$—	$(5,824)	$—	$(5,824)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The table below shows the significant transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into		Transfers out of	Transfers into		Transfers out of
	Level 1	*	Level 1 **	Level 2	**	Level 2 *

Assets Table
Investments, at Value:
Common Stocks
Consumer Staples	$—		$(32,537,348)	$32,537,348		$—
Financials	11,587,906		—	—		(11,587,906)
Health Care	—		(32,216,004)	32,216,004		—

Total Assets	$11,587,906		$(64,753,352)	$64,753,352		$(11,587,906)

*	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

**	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Foreign Currency Exchange Contracts as of June 30, 2010 are as follows:

Counterparty/		Contract Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Date	Value	Appreciation	Depreciation

Brown Brothers Harriman:
Swiss Franc (CHF)	Buy	1,876	CHF	7/2/10	$1,740,410	$4,571	$—
Swiss Franc (CHF)	Sell	2,390	CHF	7/2/10	2,217,769	—	5,824

Total unrealized appreciation and depreciation						$4,571	$5,824

See accompanying Notes to Financial Statements.
8 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,044,606,282)	$1,218,661,272
Affiliated companies (cost $26,871,058)	26,871,058

1,245,532,330
Unrealized appreciation on foreign currency exchange contracts	4,571
Receivables and other assets:
Investments sold	87,612,693
Shares of beneficial interest sold	13,118,815
Dividends	2,220,857
Other	354,852

Total assets	1,348,844,118

Liabilities
Bank overdraft-foreign currencies (cost $315,046)	315,046
Unrealized depreciation on foreign currency exchange contracts	5,824
Payables and other liabilities:
Investments purchased	88,438,711
Shares of beneficial interest redeemed	1,336,775
Distribution and service plan fees	255,956
Shareholder communications	202,797
Transfer and shareholder servicing agent fees	109,805
Trustees’ compensation	26,954
Other	25,866

Total liabilities	90,717,734

Net Assets	$1,258,126,384

Composition of Net Assets
Par value of shares of beneficial interest	$38,734
Additional paid-in capital	1,492,978,018
Accumulated net investment income	20,973
Accumulated net realized loss on investments and foreign currency transactions	(409,019,049)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	174,107,708

Net Assets	$1,258,126,384

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $876,649,633 and 26,927,281 shares of beneficial interest outstanding)	$32.56
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $381,476,751 and 11,806,681 shares of beneficial interest outstanding)	$32.31
See accompanying Notes to Financial Statements.
9 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2010

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $339,323)	$7,544,121
Affiliated companies	13,718
Interest	110

Total investment income	7,557,949

Expenses
Management fees	4,752,107
Distribution and service plan fees—Service shares	521,617
Transfer and shareholder servicing agent fees:
Non-Service shares	510,035
Service shares	212,551
Shareholder communications:
Non-Service shares	69,307
Service shares	28,769
Trustees’ compensation	28,108
Custodian fees and expenses	16,542
Other	51,623

Total expenses	6,190,659
Less waivers and reimbursements of expenses	(14,914)

Net expenses	6,175,745

Net Investment Income	1,382,204

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	37,397,580
Foreign currency transactions	(73,819)

Net realized gain	37,323,761
Net change in unrealized appreciation/depreciation on:
Investments	(199,136,058)
Translation of assets and liabilities denominated in foreign currencies	(7,014,551)

Net change in unrealized appreciation/depreciation	(206,150,609)

Net Decrease in Net Assets Resulting from Operations	$(167,444,644)

See accompanying Notes to Financial Statements.
10 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2010	December 31,
	(Unaudited)	2009

Operations
Net investment income	$1,382,204	$2,793,303
Net realized gain (loss)	37,323,761	(43,296,323)
Net change in unrealized appreciation/depreciation	(206,150,609)	521,300,083

Net increase (decrease) in net assets resulting from operations	(167,444,644)	480,797,063

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(1,796,034)	(2,975,281)
Service shares	—	(24,236)

	(1,796,034)	(2,999,517)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(79,352,553)	(97,375,095)
Service shares	(11,640,315)	(5,924,734)

	(90,992,868)	(103,299,829)

Net Assets
Total increase (decrease)	(260,233,546)	374,497,717
Beginning of period	1,518,359,930	1,143,862,213

End of period (including accumulated net investment income of $20,973 and $434,803, respectively)	$1,258,126,384	$1,518,359,930

See accompanying Notes to Financial Statements.
11 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2010	Year Ended December 31,
Non-Service Shares	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$36.94	$25.67	$47.18	$41.43	$38.52	$36.99

Income (loss) from investment operations:
Net investment income[1]	.05	.09	.10	.07	.07	.18
Net realized and unrealized gain (loss)	(4.37)	11.27	(21.55)	5.78	2.98	1.68

Total from investment operations	(4.32)	11.36	(21.45)	5.85	3.05	1.86

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.06)	(.09)	(.06)	(.10)	(.14)	(.33)

Net asset value, end of period	$32.56	$36.94	$25.67	$47.18	$41.43	$38.52

Total Return, at Net Asset Value[2]	(11.71)%	44.52%	(45.52)%	14.15%	7.95%	5.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$876,649	$1,074,190	$829,931	$1,631,791	$1,598,967	$1,652,282

Average net assets (in thousands)	$1,027,454	$927,670	$1,256,525	$1,631,686	$1,615,352	$1,658,910

Ratios to average net assets:[3]
Net investment income	0.26%	0.29%	0.25%	0.15%	0.17%	0.47%
Total expenses	0.79%[4]	0.78%[4]	0.66%[4]	0.65%[4]	0.67%[4]	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.78%	0.66%	0.65%	0.67%	0.66%

Portfolio turnover rate	46%	46%	67%	59%	47%	70%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	0.79%
Year Ended December 31, 2009	0.78%
Year Ended December 31, 2008	0.66%
Year Ended December 31, 2007	0.65%
Year Ended December 31, 2006	0.67%
See accompanying Notes to Financial Statements.
12 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

	Six Months
	Ended
	June 30, 2010	Year Ended December 31,
Service Shares	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$36.64	$25.42	$46.78	$41.09	$38.23	$36.73

Income (loss) from investment operations:
Net investment income (loss)[1]	— [2]	.01	— [2]	(.05)	(.03)	.08
Net realized and unrealized gain (loss)	(4.33)	11.21	(21.36)	5.74	2.96	1.69

Total from investment operations	(4.33)	11.22	(21.36)	5.69	2.93	1.77

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	— [2]	—	— [2]	(.07)	(.27)

Net asset value, end of period	$32.31	$36.64	$25.42	$46.78	$41.09	$38.23

Total Return, at Net Asset Value[3]	(11.82)%	44.15%	(45.66)%	13.86%	7.68%	4.87%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$381,477	$444,170	$313,931	$546,887	$463,140	$381,852

Average net assets (in thousands)	$428,168	$368,634	$454,558	$510,874	$426,539	$301,780

Ratios to average net assets:[4]
Net investment income (loss)	0.02%	0.03%	0.00%[5]	(0.10)%	(0.08)%	0.20%
Total expenses	1.03%[6]	1.04%[6]	0.91%[6]	0.91%[6]	0.92%[6]	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.03%	0.91%	0.91%	0.92%	0.91%

Portfolio turnover rate	46%	46%	67%	59%	47%	70%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Less than 0.005%.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	1.03%
Year Ended December 31, 2009	1.04%
Year Ended December 31, 2008	0.91%
Year Ended December 31, 2007	0.91%
Year Ended December 31, 2006	0.92%
See accompanying Notes to Financial Statements.
13 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Capital Appreciation Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation by investing in securities of well-known, established companies. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued
14 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
15 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
During the fiscal year ended December 31, 2009, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2009, the Fund had available for federal income tax purposes post-October foreign currency losses of $3,829 and unused capital loss carryforwards as follows:

Expiring

2011	$96,270,872
2013	34,677,838
2016	113,637,770
2017	180,633,172

Total	$425,219,652

As of June 30, 2010, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $387,899,720 expiring by 2017. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2010, it is estimated that the Fund will utilize $37,323,761 of capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,095,437,800

Gross unrealized appreciation	$193,660,461
Gross unrealized depreciation	(43,565,931)

Net unrealized appreciation	$150,094,530

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
16 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	1,892,146	$68,931,237	2,978,928	$88,352,509
Dividends and/or distributions reinvested	48,306	1,796,034	134,506	2,975,281
Redeemed	(4,095,563)	(150,079,824)	(6,361,581)	(188,702,885)

Net decrease	(2,155,111)	$(79,352,553)	(3,248,147)	$(97,375,095)

Service Shares
Sold	715,445	$25,764,560	2,097,785	$61,332,284
Dividends and/or distributions reinvested	—	—	1,099	24,157
Redeemed	(1,031,449)	(37,404,875)	(2,325,106)	(67,281,175)

Net decrease	(316,004)	$(11,640,315)	(226,222)	$(5,924,734)

17 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$580,921,828	$662,865,939
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of the daily net assets of each class of shares. For the six months ended June 30, 2010, the Fund paid $740,417 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $5,467 and $2,227 for Non-Service and Service shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $7,220 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Foreign Currency Exchange Contracts
The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Foreign currency exchange contracts, if any, are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
18 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for “improper investments,” “breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
19 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
20 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

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23 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

OPPENHEIMER CAPITAL APPRECIATION FUND/VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Julie Van Cleave, Vice President and Portfolio Manager[1]
Thomas W. Keffer, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses and, if available, summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

1.	Effective April 26, 2010.
©2010 OppenheimerFunds, Inc. All rights reserved.

June 30, 2010 Oppenheimer Core Bond Fund/VA Semiannual Report A Series of Oppenheimer Variable Account Funds S E M I A N N UA L R E P O RT Fund Performance Discussion Listing of Top Holdings Listing of Investments Financial Statements

OPPENHEIMER CORE BOND FUND/VA
Fund Objective. The Fund’s main objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective.
Portfolio Managers: Krishna Memani and Peter A. Strzalkowski
Cumulative Total Returns
For the 6-Month Period Ended 6/30/10

Non-Service Shares	7.09%
Service Shares	7.21
Average Annual Total Returns
For the Periods Ended 6/30/10

	1-Year	5-Year	10-Year

Non-Service Shares	19.42%	–4.66%	1.07%

			Since
			Inception
	1-Year	5-Year	(5/1/02)

Service Shares	19.33%	–4.88%	–0.44%
Expense Ratios
For the Fiscal Year Ended 12/31/09

	Gross	Net
	Expense	Expense
	Ratios	Ratios

Non-Service Shares	0.76%	0.62%
Service Shares	1.02	0.87
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
Credit Allocation

	NRSRO-	Manager-
	Rated	Rated	Total

Agency	46.1%	—%	46.1%
AAA	21.0	0.1	21.1
AA	2.0	—	2.0
A	7.6	—	7.6
BBB	16.5	—	16.5
BB	5.2	—	5.2
B	0.5	—	0.5
CCC	0.5	—	0.5
CC	0.2	—	0.2
D	—	0.1	0.1

	99.6	0.2	99.8
Not Rated			0.2

Total			100.0%
Percentages are as of June 30, 2010, are subject to change and are dollar-weighted based on the market value of the Fund’s securities and derivatives. The Fund’s investment adviser, OppenheimerFunds, Inc. (“OFI”), determines the “Credit Allocation” of the Fund’s securities and derivatives using ratings by “Nationally Recognized Statistical Rating Organizations” (“NRSROs”), such as Standard & Poor’s Corporation (“S&P”). If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities rated only by an NRSRO other than S&P, OFI converts that rating to the equivalent S&P credit rating. OFI may use its own credit analysis to assign ratings to securities not rated by an NRSRO using rating denominations similar to those of S&P. Securities issued or guaranteed by the U.S. Government or an agency or instrumentality thereof are assigned a credit rating equal to the sovereign credit rating assigned to the U.S. by S&P. A similar process is used for securities issued or guaranteed by a foreign sovereign or supranational entity. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned the Fund’s S&P rating, which is currently AAA. More information about securities ratings is contained in the Fund’s Statement of Additional Information.
Corporate Bonds & Notes—Top Ten Industries

Commercial Banks	3.8%
Insurance	3.7
Oil, Gas & Consumable Fuels	3.6
Diversified Telecommunication Services	2.6
Media	2.4
Diversified Financial Services	2.3
Metals & Mining	1.5
Capital Markets	1.4
Life Sciences Tools & Services	0.9
Commercial Services & Supplies	0.9
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on net assets.
2 | OPPENHEIMER CORE BOND FUND/VA

FUND PERFORMANCE DISCUSSION
For the six-month period ended June 30, 2010, Oppenheimer Core Bond Fund/VA’s Non-Service shares returned 7.09%, higher than its benchmarks, the Barclays Capital U.S. Aggregate Bond Index (the “Index”), the Barclays Capital Credit Index and the Citigroup Broad Investment Grade Bond Index, which returned 5.33%, 5.62% and 5.27%, respectively. The Fund’s relative performance benefited primarily from positions in mortgage-backed securities.
     An economic recovery that began in 2009 continued during the first half of 2010 as manufacturing activity increased, housing markets appeared to stabilize and corporate earnings rebounded. The economic expansion was sparked, in part, by historically low short-term interest rates from the Federal Reserve Board and a massive stimulus program adopted by the Federal Government. Improving economic conditions helped lift the prices of higher yielding fixed-income securities in the first quarter of 2010, including mortgage-backed securities, asset-backed securities and high yield corporate bonds.
     Investor sentiment changed sharply in the second quarter, however, when a number of global developments threatened the recovery. A sovereign debt crisis arose in Europe, where Greece in particular struggled to finance its heavy debt load, focusing attention on the similar problems of European nations such as Ireland, Spain, Hungary and others. Although the International Monetary Fund and the European Union came to Greece’s aid, investors worried that other nations might succumb to the same fiscal pressures. Meanwhile, surging property values in China sparked inflation fears, and investors worried that higher short-term interest rates and tighter lending restrictions might damage a primary engine of the global rebound. The United States also encountered greater economic uncertainty when retail sales, employment and housing indicators sent mixed signals regarding the future of the domestic recovery. As a result, higher yielding sectors of the bond market lost value, giving back many of the reporting period’s previous gains, while traditionally defensive U.S. Government securities generally rallied.
     Because we had identified attractive values in depressed markets in the wake of the Great Recession, the Fund proved well positioned for the economic recovery. At the start of the year, we already had established overweight positions in investment-grade corporate bonds, high yield corporate bonds, mortgage-backed securities and asset-backed securities. Conversely, we held underweight exposure to U.S. Treasury securities due to their historically low yields.
     For much of the reporting period, we maintained interest rate strategies that were roughly in line with the Index. However, we lengthened the Fund’s average duration during the second quarter of the year, which helped the Fund benefit from narrower yield differences along the market’s maturity spectrum. As a result, our interest rate strategies as expressed through the use of futures contracts added significantly to Fund performance.
     Our sector allocation strategy enabled the Fund to participate more fully than the Index in the bond market rally during the first quarter of 2010. Although high yield corporate credits bore the brunt of the market’s decline in the second quarter, mortgage-backed securities held up relatively well amid robust demand from newly risk-averse domestic and international investors. In fact, mortgage-backed securities guaranteed by U.S. Government agencies fared well even after the termination of government programs designed to enhance market liquidity, supporting the Fund’s relative results throughout the reporting period. The Fund also benefited from its exposure to non-agency mortgage-backed securities when investors responded positively to data indicating that delinquencies were moderating. Asset-backed securities also modestly contributed to relative Fund performance.
     In the corporate bond sector, we found select opportunities among high yield bonds rated BB. We generally favored bonds from issuers in the financial sector over those from industrial companies. However, high yield bonds declined more sharply than investment-grade securities in May and June, and the Fund’s high yield corporate holdings detracted mildly from relative performance for the reporting period overall.
     Although an underweight position in U.S. Treasury securities prevented the Fund from participating more fully in their rally in May and June, our focus on agency mortgage-backed securities over U.S. Treasury securities bolstered the Fund’s returns compared to the Index.
     Although the markets in the U.S. have clearly hit a rough patch, we do not currently expect a return to recessionary conditions. As investors recognize that the subpar economic recovery remains intact, we expect them to become more tolerant of credit risks, which may provide renewed support to corporate bond prices. In addition, we believe that corporate bonds are attractively valued compared to historical norms. On the other hand, we have trimmed the Fund’s exposure to mortgage-backed securities after they reached richer valuations. Still, in light of their more generous yields, we prefer mortgage-backed securities guaranteed by U.S. Government agencies over U.S. Treasury securities.
3 | OPPENHEIMER CORE BOND FUND/VA

FUND PERFORMANCE DISCUSSION
     Finally, we have continued to monitor economic developments and their potential impact on the various sectors of the U.S. bond market, where we attempt to manage risks through diversification across sectors and securities. We believe that this approach is consistent with Oppenheimer Core Bond Fund/VA’s role as a core holding in a well diversified investment portfolio, and is an important part of The Right Way to Invest.
     Fixed income investing entails credit risks and interest rate risks. When interest rates rise, bond prices generally fall, and the Fund’s share prices can fall. The Fund invests in debt securities below investment grade, which may entail greater credit risks, as described in the prospectus. Mortgage-related securities have greater potential for loss when interest rates rise. The Fund also invests in derivative instruments, investments whose values depend on the performance of an underlying security, asset, interest rate, index or currency and entail potentially higher volatility and risk of loss compared to traditional stock or bond investments.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER CORE BOND FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2010	June 30, 2010	June 30, 2010

Actual
Non-Service shares	$1,000.00	$1,070.90	$3.39
Service shares	1,000.00	1,072.10	4.69

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.52	3.31
Service shares	1,000.00	1,020.28	4.57
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2010 are as follows:

Class	Expense Ratios

Non-Service shares	0.66%
Service shares	0.91
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
5 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS June 30, 2010 / Unaudited

	Principal
	Amount	Value

Asset-Backed Securities—10.7%
Ally Master Owner Trust 2010-1, Asset-Backed Certificates, Series 2010-1, Cl. A, 2.10%, 1/15/13[1,2]	$480,000	$486,856
Ally Master Owner Trust 2010-2, Asset-Backed Certificates, Series 2010-2, Cl. A2, 1%, 9/17/12	485,000	485,000
Ally Master Owner Trust 2010-3, Asset-Backed Certificates, Series 2010-3, Cl. A, 2.88%, 4/15/13[1]	390,000	395,763
AmeriCredit Prime Automobile Receivables Trust 2010-1, Automobile Receivable Nts., Series 2010-1, Cl. A2, 0.97%, 1/15/13	210,000	209,855
AmeriCredit Prime Automobile Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 1.22%, 10/8/13	195,000	195,098
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 0.827%, 5/25/34[2]	589,832	519,916
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through Certificates, Series 2006-M3, Cl. A2B, 0.447%, 9/25/36[2]	21,525	8,006
Bank of America Auto Trust 2010-2, Automobile Receivables, Series 2010-2, Cl. A2, 0.91%, 10/15/12	530,000	530,413
Bank of America Credit Card Trust, Credit Card Asset-Backed Certificates, Series 2006-A16, Cl. A16, 4.72%, 5/15/13	730,000	743,494
Bayview Financial Mortgage Pass-Through Trust 2006-A, Mtg. Pass-Through Certificates, Series 2006-A, Cl. 2A4, 0.647%, 2/28/41[2]	592,608	471,854
Capital One Multi-Asset Execution Trust, Credit Card Asset-Backed Certificates, Series 2009-A2, Cl. A2, 3.20%, 6/15/11	560,000	571,924
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[1]	147,886	152,938
Chase Issuance Trust, Credit Card Asset-Backed Certificates, Series 2007-A15, Cl. A, 4.96%, 9/17/12	230,000	232,077
Chrysler Financial Lease Trust, Asset-Backed Nts., Series 2010-A, Cl. A2, 1.78%, 6/15/11[1]	515,000	516,844
CIT Equipment Collateral, Asset-Backed Certificates, Series 2009-VT1, Cl. A2, 2.20%, 10/15/10[1]	243,404	243,791
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	310,000	323,459
CNH Equipment Trust, Asset-Backed Certificates:
Series 2009-B, Cl. A3, 2.97%, 3/15/13	510,883	515,751
Series 2010-A, Cl. A2, 0.81%, 3/25/15	585,000	584,897
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 1.087%, 2/25/33[2]	35,747	30,770
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36[2]	583,698	468,555
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36[2]	319,744	256,496
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.467%, 6/25/47[2]	40,000	33,715
Discover Card Master Trust, Credit Card Receivables, Series 2008-A3, Cl. A3, 5.10%, 10/15/13	465,000	480,511
DT Auto Owner Trust, Automobile Receivable Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15	378,062	379,187
Ellington Loan Acquisition Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. A2A2, 1.147%, 5/27/37[1,2]	640,416	557,923
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 0.437%, 7/25/36[2]	21,743	20,956
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 0.457%, 7/7/36[2]	9,477	8,617
Ford Credit Auto Lease Trust, Automobile Receivable Nts., Series 2010-A, Cl. A, 1.04%, 3/15/13[1]	450,000	450,504
Ford Credit Auto Owner Trust, Automobile Receivable Nts.:
Series 2009-B, Cl. A2, 2.10%, 11/15/11	266,261	266,825
Series 2009-E, Cl. A2, 0.80%, 3/15/12	980,000	980,008
Series 2010-A, Cl. A4, 2.15%, 6/15/15	670,000	681,467
Ford Credit Floorplan Master Owner Trust 2009-2, Asset-Backed Nts., Series 2009-2, Cl. A, 1.90%, 9/15/12[2]	470,000	474,518
Ford Credit Floorplan Master Owner Trust 2010-1, Asset-Backed Nts., Series 2010-1, Cl. A, 2%, 12/15/14[2]	490,000	495,465
HSBC Credit Card Master Note Trust (USA) I, Asset-Backed Securities, Series 2007-1, Cl. A, 0.40%, 4/15/13[2]	515,000	514,898
6 | OPPENHEIMER CORE BOND FUND/VA

	Principal
	Amount	Value

Asset-Backed Securities Continued
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.608%, 1/20/35[2]	$494,875	$466,146
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2006-4, Cl. A2V, 0.458%, 3/20/36[2]	16,228	16,080
Harley-Davidson Motorcycle Trust 2009-2, Motorcycle Contract-Backed Nts., Series 2009-2, Cl. A2, 2%, 7/15/12	865,728	868,453
Honda Auto Receivables 2009-3 Owner Trust, Automobile Asset-Backed Nts., Series 2009-3, Cl. A2, 1.50%, 8/15/11	454,719	455,563
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates, Series 2001-1A, Cl. A1, 8.33%, 4/25/31[3]	208,704	208,704
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2005-A6, Cl. A6, 4.50%, 1/15/13	1,740,000	1,748,460
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.447%, 8/25/36[2]	68,655	22,769
Merrill Auto Trust Securitization 2007-1, Asset-Backed Nts., Series 2007-1, Cl. A4, 0.41%, 12/15/13[2]	462,864	460,772
Morgan Stanley Structured Trust I 2001-1, Asset-Backed Certificates, Series 2004-1, Cl. A1, 0.427%, 6/25/37[2]	505,778	464,132
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29[2,3]	3,370,016	160,076
Navistar Financial Dealer Note Master Owner Trust, Asset-Backed Nts., Series 2010-1, Cl. A, 1.997%, 1/26/15[1,2]	790,000	790,303
Nissan Master Owner Trust, Automobile Receivable Nts., Series 2010-AA, Cl. A, 1.50%, 1/15/13[1,2]	485,000	486,533
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-KS7, Cl. A2, 0.447%, 9/25/36[2]	15,288	14,792
World Financial Network Credit Card Master Note Trust, Credit Card Receivables:
Series 2009-A, Cl. A, 4.60%, 9/15/15	465,000	480,395
Series 2009-C, Cl. A, 2.36%, 5/15/14	490,000	490,212

Total Asset-Backed Securities (Cost $23,874,687)		20,421,741

Mortgage-Backed Obligations—70.8%
Government Agency—59.3%
FHLMC/FNMA/FHLB/Sponsored—50.7%
Federal Home Loan Bank, Mtg.-Backed Obligations, Series 5G-2012, Cl. 1, 4.97%, 2/24/12	389,004	417,268
Federal Home Loan Mortgage Corp.:
5%, 8/15/33-12/15/34	3,049,625	3,242,259
5.50%, 9/1/39	1,780,114	1,912,621
6%, 5/15/18-10/15/29	3,979,122	4,376,424
6.50%, 4/15/18-4/1/34	831,785	917,710
7%, 8/15/16-10/1/37	515,539	572,560
7%, 10/1/31[4]	509,407	579,912
8%, 4/1/16	277,413	303,710
9%, 8/1/22-5/1/25	89,351	100,061
10.50%, 11/14/20	4,060	4,666
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21	20,304	22,565
Series 1674, Cl. Z, 6.75%, 2/15/24	66,805	74,324
Series 2006-11, Cl. PS, 23.294%, 3/25/36[2]	501,083	713,059
Series 2034, Cl. Z, 6.50%, 2/15/28	8,419	9,344
Series 2042, Cl. N, 6.50%, 3/15/28	23,284	24,149
Series 2043, Cl. ZP, 6.50%, 4/15/28	795,154	839,674
Series 2046, Cl. G, 6.50%, 4/15/28	69,630	74,962
Series 2053, Cl. Z, 6.50%, 4/15/28	9,454	10,445
Series 2066, Cl. Z, 6.50%, 6/15/28	1,324,070	1,452,892
Series 2195, Cl. LH, 6.50%, 10/15/29	776,055	851,574
Series 2220, Cl. PD, 8%, 3/15/30	3,377	3,799
Series 2326, Cl. ZP, 6.50%, 6/15/31	236,159	260,230
Series 2435, Cl. EQ, 6%, 5/15/31	117	117
Series 2461, Cl. PZ, 6.50%, 6/15/32	1,132,786	1,260,960
Series 2470, Cl. LF, 1.35%, 2/15/32[2]	10,628	10,826
Series 2500, Cl. FD, 0.85%, 3/15/32[2]	197,222	198,245
Series 2526, Cl. FE, 0.75%, 6/15/29[2]	310,769	312,114
Series 2538, Cl. F, 0.95%, 12/15/32[2]	1,553,682	1,561,327
Series 2551, Cl. FD, 0.75%, 1/15/33[2]	213,672	214,265
Series 2638, Cl. KG, 4%, 11/1/27	1,867,882	1,904,547
Series 2648, Cl. JE, 3%, 2/1/30	878,582	887,701
Series 2663, Cl. BA, 4%, 8/1/16	541,813	554,074
Series 2686, Cl. CD, 4.50%, 2/1/17	547,276	562,084
Series 2750, Cl. XG, 5%, 2/1/34	130,000	141,178
Series 2890, Cl. PE, 5%, 11/1/34	130,000	140,988
Series 2907, Cl. GC, 5%, 6/1/27	326,613	337,011
Series 2911, Cl. CU, 5%, 2/1/28	761,248	785,345
Series 2929, Cl. PC, 5%, 1/1/28	322,843	331,848
7 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2936, Cl. PE, 5%, 2/1/35	$69,000	$74,781
Series 2939, Cl. PE, 5%, 2/15/35	247,000	267,466
Series 2952, Cl. GJ, 4.50%, 12/1/28	183,222	187,156
Series 3019, Cl. MD, 4.75%, 1/1/31	575,854	596,569
Series 3025, Cl. SJ, 23.468%, 8/15/35[2]	101,728	144,612
Series 3033, Cl. UD, 5.50%, 10/1/30	820,000	856,157
Series 3035, Cl. DM, 5.50%, 11/15/25	55	55
Series 3061, Cl. MB, 5.50%, 5/1/30	360,000	376,535
Series 3094, Cl. HS, 23.101%, 6/15/34[2]	288,977	363,241
Series 3157, Cl. MC, 5.50%, 2/1/26	776,735	779,893
Series 3242, Cl. QA, 5.50%, 3/1/30	393,858	407,041
Series 3279, Cl. PH, 6%, 2/1/27	607,628	609,867
Series 3291, Cl. NA, 5.50%, 10/1/27	203,367	202,706
Series 3306, Cl. PA, 5.50%, 10/1/27	608,965	621,570
Series R001, Cl. AE, 4.375%, 4/1/15	341,852	349,925
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205, Cl. IO, 8.153%, 9/1/29[5]	25,756	6,546
Series 206, Cl. IO, 9.225%, 12/1/29[5]	317,800	84,937
Series 2074, Cl. S, 54.761%, 7/17/28[5]	5,600	1,153
Series 2079, Cl. S, 64.803%, 7/17/28[5]	9,345	1,981
Series 2130, Cl. SC, 52.016%, 3/15/29[5]	379,691	60,546
Series 224, Cl. IO, 2.644%, 3/1/33[5]	606,645	123,143
Series 243, Cl. 6, 2.265%, 12/15/32[5]	396,424	77,534
Series 2526, Cl. SE, 40.734%, 6/15/29[5]	14,035	2,441
Series 2527, Cl. SG, 29.914%, 2/15/32[5]	1,000,953	33,169
Series 2531, Cl. ST, 34.86%, 2/15/30[5]	337,739	12,223
Series 2796, Cl. SD, 66.268%, 7/15/26[5]	608,568	103,266
Series 2802, Cl. AS, 99.999%, 4/15/33[5]	492,461	46,254
Series 2819, Cl. S, 50.281%, 6/15/34[5]	118,175	21,773
Series 2920, Cl. S, 68.589%, 1/15/35[5]	2,233,077	309,402
Series 3000, Cl. SE, 99.999%, 7/15/25[5]	2,382,827	290,089
Series 3004, Cl. SB, 99.999%, 7/15/35[5]	131,985	20,192
Series 3045, Cl. DI, 37.135%, 10/15/35[5]	1,446,833	187,957
Series 3110, Cl. SL, 99.999%, 2/15/26[5]	360,211	37,752
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.448%, 6/1/26[6]	140,684	124,971
Federal National Mortgage Assn.:
4.50%, 7/1/25[7]	2,750,000	2,901,679
5%, 2/25/22-7/25/22	26,616	28,444
5%, 7/1/25-8/1/40[7]	6,209,000	6,569,536
5.305%, 10/1/36	287,346	301,988
5.50%, 7/1/25-8/1/40[7]	15,725,000	16,855,312
6%, 7/1/25-6/1/35[7]	7,831,202	8,524,647
6.50%, 3/25/11-1/1/34	1,470,064	1,603,949
6.50%, 8/25/17[4]	252,320	275,403
6.50%, 8/1/39-7/1/40[7]	2,816,000	3,079,353
7%, 11/1/17-7/25/35	820,298	889,692
7.50%, 1/1/33	14,653	16,694
8.50%, 7/1/32	41,760	47,253
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1989-17, Cl. E, 10.40%, 4/25/19	20,421	23,601
Trust 1993-87, Cl. Z, 6.50%, 6/25/23	782,998	874,055
Trust 1998-58, Cl. PC, 6.50%, 10/25/28	667,851	737,568
Trust 1998-61, Cl. PL, 6%, 11/25/28	348,489	389,700
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	517,370	571,636
Trust 2001-44, Cl. QC, 6%, 9/25/16	34,466	37,392
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	39,436	43,466
Trust 2001-74, Cl. QE, 6%, 12/25/31	1,021,005	1,141,183
Trust 2002-12, Cl. PG, 6%, 3/25/17	17,319	18,846
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	3,964,000	4,402,772
Trust 2004-101, Cl. BG, 5%, 1/25/20	1,975,000	2,133,644
Trust 2004-81, Cl. KC, 4.50%, 4/1/17	383,226	392,666
Trust 2004-9, Cl. AB, 4%, 7/1/17	932,484	961,148
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25	1,160,000	1,273,746
Trust 2005-117, Cl. LA, 5.50%, 12/25/27	38,062	38,292
Trust 2005-12, Cl. JC, 5%, 6/1/28	720,140	745,867
Trust 2005-22, Cl. EC, 5%, 10/1/28	279,440	289,668
Trust 2005-30, Cl. CU, 5%, 4/1/29	250,733	260,567
Trust 2005-57, Cl. PA, 5.50%, 5/1/27	160,553	160,646
Trust 2006-110, Cl. PW, 5.50%, 5/25/28	76,862	78,954
Trust 2006-46, Cl. SW, 22.926%, 6/25/36[2]	380,752	520,509
Trust 2006-50, Cl. KS, 22.927%, 6/25/36[2]	696,591	915,336
Trust 2006-57, Cl. PA, 5.50%, 8/25/27	657,812	670,700
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 47.183%, 11/18/31[5]	40,917	6,781
Trust 2001-63, Cl. SD, 38.391%, 12/18/31[5]	12,592	2,107
Trust 2001-65, Cl. S, 44.505%, 11/25/31[5]	1,026,593	169,853
Trust 2001-68, Cl. SC, 30.409%, 11/25/31[5]	8,688	1,460
Trust 2001-81, Cl. S, 36.053%, 1/25/32[5]	273,618	45,180
Trust 2002-28, Cl. SA, 37.641%, 4/25/32[5]	6,971	1,047
Trust 2002-38, Cl. SO, 53.913%, 4/25/32[5]	16,250	2,247
Trust 2002-39, Cl. SD, 40.872%, 3/18/32[5]	10,745	1,820
Trust 2002-47, Cl. NS, 33.172%, 4/25/32[5]	693,692	114,418
Trust 2002-48, Cl. S, 35.324%, 7/25/32[5]	11,732	1,923
Trust 2002-51, Cl. S, 33.46%, 8/25/32[5]	636,811	105,256
Trust 2002-52, Cl. SD, 37.75%, 9/25/32[5]	756,252	128,861
Trust 2002-52, Cl. SL, 35.595%, 9/25/32[5]	7,205	1,172
Trust 2002-53, Cl. SK, 38.599%, 4/25/32[5]	37,438	6,422
Trust 2002-56, Cl. SN, 37.867%, 7/25/32[5]	15,997	2,643
Trust 2002-60, Cl. SM, 44.055%, 8/25/32[5]	138,399	17,649
Trust 2002-7, Cl. SK, 45.405%, 1/25/32[5]	65,556	8,973
Trust 2002-77, Cl. BS, 39.244%, 12/18/32[5]	86,006	13,562
Trust 2002-77, Cl. IS, 47.821%, 12/18/32[5]	27,685	4,218
Trust 2002-77, Cl. JS, 36.053%, 12/18/32[5]	141,473	22,882
Trust 2002-77, Cl. SA, 36.522%, 12/18/32[5]	132,347	20,606
Trust 2002-77, Cl. SH, 45.136%, 12/18/32[5]	355,515	60,345
Trust 2002-84, Cl. SA, 45.398%, 12/25/32[5]	914,739	144,896
Trust 2002-9, Cl. MS, 34.363%, 3/25/32[5]	13,427	2,291
Trust 2002-90, Cl. SN, 45.875%, 8/25/32[5]	71,199	8,960
Trust 2002-90, Cl. SY, 48.756%, 9/25/32[5]	45,781	5,862
Trust 2003-26, Cl. DI, 4.897%, 4/25/33[5]	24,414	4,302
Trust 2003-33, Cl. SP, 51.634%, 5/25/33[5]	986,710	160,544
8 | OPPENHEIMER CORE BOND FUND/VA

	Principal
	Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2003-4, Cl. S, 43.308%, 2/25/33[5]	$652,220	$114,016
Trust 2003-89, Cl. XS, 48.082%, 11/25/32[5]	655,517	66,546
Trust 2004-54, Cl. DS, 49.151%, 11/25/30[5]	549,292	84,011
Trust 2005-14, Cl. SE, 37.401%, 3/25/35[5]	438,287	50,923
Trust 2005-40, Cl. SA, 61.701%, 5/25/35[5]	1,219,646	173,460
Trust 2005-40, Cl. SB, 78.076%, 5/25/35[5]	58,587	9,089
Trust 2005-6, Cl. SE, 79.252%, 2/25/35[5]	1,723,567	225,741
Trust 2005-71, Cl. SA, 68.263%, 8/25/25[5]	1,572,122	206,449
Trust 2005-87, Cl. SG, 93.865%, 10/25/35[5]	3,422,501	415,615
Trust 2006-60, Cl. DI, 35.92%, 4/25/35[5]	316,624	34,663
Trust 2009-106, Cl. SA, 19.282%, 1/25/40[5]	1,134,032	124,917
Trust 221, Cl. 2, 24.764%, 5/1/23[5]	9,461	1,903
Trust 222, Cl. 2, 18.887%, 6/1/23[5]	1,119,487	221,234
Trust 252, Cl. 2, 25.232%, 11/1/23[5]	941,536	198,736
Trust 294, Cl. 2, 9.644%, 2/1/28[5]	103,872	25,763
Trust 301, Cl. 2, 1.268%, 4/1/29[5]	12,627	2,815
Trust 303, Cl. IO, 0.85%, 11/1/29[5]	157,885	42,819
Trust 320, Cl. 2, 7.56%, 4/1/32[5]	731,992	162,968
Trust 321, Cl. 2, 0.863%, 4/1/32[5]	2,394,303	491,165
Trust 324, Cl. 2, 0.501%, 7/1/32[5]	25,575	5,948
Trust 331, Cl. 5, 4.829%, 2/1/33[5]	35,078	5,585
Trust 331, Cl. 9, 0%, 2/1/33[5,8]	599,553	96,890
Trust 334, Cl. 12, 7.899%, 2/1/33[5]	61,891	9,642
Trust 334, Cl. 17, 8.107%, 2/1/33[5]	417,865	72,010
Trust 339, Cl. 12, 0.595%, 7/1/33[5]	823,738	119,320
Trust 339, Cl. 7, 1.488%, 7/1/33[5]	2,100,616	330,996
Trust 343, Cl. 13, 0%, 9/1/33[5,8]	735,162	108,552
Trust 343, Cl. 18, 0%, 5/1/34[5,8]	217,402	34,244
Trust 345, Cl. 9, 2.541%, 1/1/34[5]	1,009,527	152,236
Trust 351, Cl. 10, 0%, 4/1/34[5,8]	300,190	42,415
Trust 351, Cl. 8, 0%, 4/1/34[5,8]	468,886	64,061
Trust 356, Cl. 10, 0%, 6/1/35[5,8]	401,062	53,667
Trust 356, Cl. 12, 0.481%, 2/1/35[5]	201,677	25,692
Trust 362, Cl. 12, 1.39%, 8/1/35[5]	1,250,613	199,654
Trust 362, Cl. 13, 1.477%, 8/1/35[5]	689,188	109,845
Trust 364, Cl. 15, 0%, 9/1/35[5,8]	44,124	6,375
Trust 364, Cl. 16, 2.205%, 9/1/35[5]	851,801	132,868
Trust 365, Cl. 16, 2.085%, 3/1/36[5]	1,280,466	190,878
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 5.017%, 9/25/23[6]	342,632	319,405

		96,925,049
GNMA/Guaranteed—8.6%
Government National Mortgage Assn.:
4.50%, 7/1/40[7]	12,380,000	12,898,413
5%, 7/1/40[7]	2,760,000	2,940,264
7%, 12/29/23-3/15/26	32,403	36,687
8.50%, 8/1/17-12/15/17	131,964	144,956
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2000-7, Cl. Z, 8%, 1/16/30	39,756	43,895
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 1999-32, Cl. ZB, 8%, 9/16/29	90,384	103,138
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 51.457%, 7/16/28[5]	19,201	4,108
Series 2001-21, Cl. SB, 80.441%, 1/16/27[5]	711,180	113,064
Series 2002-15, Cl. SM, 68.255%, 2/16/32[5]	732,066	123,682
Series 2004-11, Cl. SM, 59.253%, 1/17/30[5]	538,542	104,207

		16,512,414
Non-Agency—11.5%
Commercial—8.8%
Asset Securitization Corp., Commercial Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0.251%, 4/14/29[5]	8,193,281	298,832
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2006-1, Cl. AM, 5.421%, 9/1/45	3,070,000	2,711,855
Series 2007-1, Cl. A4, 5.451%, 1/1/17	710,000	720,248
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 0%, 6/22/24[1,5,8]	6,022,648	271,629
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	80,000	66,208
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.297%, 12/1/49[2]	895,000	750,569
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	380,000	391,376
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	585,646	545,938
9 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Commercial Continued
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	$235,460	$171,854
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. 1A1, 6.081%, 11/1/37[2]	493,007	390,086
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39	8,913	9,043
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2001-LIBA, Cl. B, 6.733%, 2/10/16[1]	605,000	625,870
Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.887%, 5/25/35[2]	619,891	455,737
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42	1,110,000	1,044,026
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	3,950,000	3,950,033
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 7/1/37	797,158	644,727
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mtg. Pass-Through Certificates, Series 2007-C1, Cl. A2, 5.318%, 1/15/12	465,000	478,360
Lehman Brothers Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0%, 2/18/30[5,8]	3,728,275	98,721
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[1]	178,029	140,341
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	1,113,542	1,072,291
Merrill Lynch Mortgage Investors Trust 2005-A5, Mtg. Pass-Through Certificates, Series 2005-A5, Cl. A9, 2.751%, 6/1/35[2]	626,012	553,152
Morgan Stanley Resecuritization Trust, Automobile Receivable Nts., Series 2010-F, Cl. A, 0.60%, 6/17/11[2,3]	340,000	337,025
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1999-C1, Cl. X, 0%, 5/18/32[5,8]	52,410,438	250,370
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 7/1/17	520,000	523,329
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.866%, 2/1/35[2]	366,040	332,347

		16,833,967

Manufactured Housing—1.2%
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A5, 4.807%, 3/25/36[2]	2,737,632	2,304,788
Multifamily—0.7%
GE Capital Commercial Mortgage Corp., Commercial Mtg. Pass-Through Certificates, Series 2001-3, Cl. A2, 6.07%, 6/1/38	640,000	667,508
Merrill Lynch Mortgage Investors Trust 2005-A2, Mtg. Pass-Through Certificates, Series 2005-A2, Cl. A2, 2.80%, 2/1/35[2]	113,756	112,117
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 5.043%, 3/25/36[2]	636,177	571,138

		1,350,763

Other—0.0%
Salomon Brothers Mortgage Securities VI, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. B, 43.737%, 10/23/17[5]	1,137	143
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. A, 4.457%, 10/23/17[6]	1,576	1,552

		1,695

Residential—0.8%
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	40,000	30,343
10 | OPPENHEIMER CORE BOND FUND/VA

	Principal
	Amount	Value

Residential Continued
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35	$24,440	$24,252
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 6.066%, 10/25/36[2]	62,138	56,896
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	346,719	348,938
RALI Series 2006-QS13 Trust:
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	70,414	42,475
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	3,426	3,236
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	29,339	18,787
Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 3 A1, 2.469%, 5/1/34[2]	268,509	248,767
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 4A1, 5.338%, 2/1/37[2]	70,078	51,829
WaMu Mortgage Pass-Through Certificates 2007-HY7 Trust, Mtg. Pass-Through Certificates, Series 2007-HY7, Cl. 2A1, 5.737%, 7/1/37[2]	637,581	429,423
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 2.998%, 9/1/34[2]	299,708	284,881

		1,539,827

Total Mortgage-Backed Obligations (Cost $132,471,530)		135,468,503

U.S. Government Obligations—1.7%
Federal Home Loan Mortgage Corp. Nts.:
2.875%, 2/9/15	855,000	892,016
5%, 2/16/17	295,000	337,371
5.25%, 4/18/16	515,000	592,361
Federal National Mortgage Assn. Nts.:
2.375%, 7/28/15	750,000	759,048
4.875%, 12/15/16	240,000	271,802
5%, 3/15/16	320,000	364,524

Total U.S. Government Obligations (Cost $3,129,227)		3,217,122

Corporate Bonds and Notes—37.1%
Consumer Discretionary—5.9%
Auto Components—0.3%
Lear Corp., 8.125% Sr. Unsec. Nts., 3/15/20	470,000	473,525
Automobiles—0.7%
DaimlerChrysler North America Holding Corp./Daimler Finance North America LLC, 6.50% Sr. Unsec. Unsub. Nts., 11/15/13	455,000	509,679
Ford Motor Credit Co. LLC, 9.75% Sr. Unsec. Nts., 9/15/10	880,000	890,916

		1,400,595

Diversified Consumer Services—0.3%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	480,000	478,800
Hotels, Restaurants & Leisure—0.5%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[1]	468,000	489,033
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	530,000	558,333

		1,047,366

Household Durables—0.4%
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	690,000	768,955
Leisure Equipment & Products—0.5%
Mattel, Inc.:
5.625% Sr. Unsec. Nts., 3/15/13	395,000	423,342
6.125% Sr. Unsec. Nts., 6/15/11	455,000	473,156

		896,498

Media—2.4%
CBS Corp., 8.875% Sr. Unsec. Nts., 5/15/19	425,000	535,910
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	290,000	401,274
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 7.625% Sr. Unsec. Unsub. Nts., 5/15/16	870,000	946,159
DISH DBS Corp., 7.875% Sr. Unsec. Nts., 9/1/19	405,000	423,225
Grupo Televisa SA, 6.625% Sr. Unsec. Bonds, 1/15/40	393,000	412,252
11 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Media Continued
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	$430,000	$470,850
Time Warner Cable, Inc., 6.75% Sr. Unsec. Unsub. Nts., 6/15/39	67,000	74,424
Time Warner Cos., Inc., 9.125% Debs., 1/15/13	320,000	372,742
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	176,000	219,489
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	280,000	325,407
Virgin Media Secured Finance plc, 6.50% Sr. Sec. Nts., 1/15/18[1]	475,000	469,063

		4,650,795

Multiline Retail—0.2%
J.C. Penney Co., Inc. (Holding Co.), 7.40% Nts., 4/1/37	455,000	457,275
Specialty Retail—0.6%
Limited Brands, Inc., 7% Sr. Unsec. Unsub. Nts., 5/1/20	464,000	469,800
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11	680,000	710,780

		1,180,580

Consumer Staples—2.0%
Beverages—0.7%
Anheuser-Busch InBev Worldwide, Inc., 7.75% Sr. Unsec. Unsub. Nts., 1/15/19[1]	710,000	863,724
Constellation Brands, Inc., 8.375% Sr. Nts., 12/15/14	445,000	476,150

		1,339,874

Food & Staples Retailing—0.2%
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31	250,000	343,004
Food Products—0.5%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	210,000	222,045
8.50% Sr. Unsec. Nts., 6/15/19	200,000	239,378
Sara Lee Corp., 6.25% Sr. Unsec. Unsub. Nts., 9/15/11	420,000	444,904

		906,327

Tobacco—0.6%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18	705,000	894,687
Lorillard Tobacco Co., 8.125% Sr. Unsec. Nts., 5/1/40	270,000	279,225

		1,173,912

Energy—4.1%
Energy Equipment & Services—0.5%
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18	550,000	590,980
Weatherford International Ltd., 6.50% Sr. Unsec. Bonds, 8/1/36	320,000	291,180
Weatherford International, Inc., 6.625% Sr. Unsec. Unsub. Nts., Series B, 11/15/11	81,000	85,659

		967,819

Oil, Gas & Consumable Fuels—3.6%
DCP Midstream LLC, 9.75% Sr. Unsec. Unsub. Nts., 3/15/19[1]	185,000	238,497
Duke Energy Field Services LLC, 7.875% Unsec. Nts., 8/16/10	425,000	428,128
El Paso Corp., 8.25% Sr. Unsec. Nts., 2/15/16	490,000	515,725
Energy Transfer Partners LP, 7.50% Sr. Unsec. Unsub. Bonds, 7/1/38	192,000	197,131
Enterprise Products Operating LLP, 7.50% Sr. Unsec. Unsub. Nts., 2/1/11	515,000	530,583
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	840,000	899,406
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	155,000	162,504
Peabody Energy Corp., 6.875% Sr. Unsec. Nts., Series B, 3/15/13	450,000	455,625
Pipeline Funding Co. LLC, 7.50% Sr. Sec. Nts., 1/15/30[1]	325,000	353,322
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[1]	270,000	289,398
Rockies Express Pipeline LLC:
3.90% Sr. Unsec. Unsub. Nts., 4/15/15[1]	393,000	380,392
5.625% Sr. Unsec. Unsub. Nts., 4/15/20[1]	315,000	300,376
Southwestern Energy Co., 7.50% Sr. Nts., 2/1/18	463,000	494,253
Williams Cos., Inc. (The) Credit Linked Certificates Trust V, 6.375% Sr. Unsec. Nts., 10/1/10[1]	345,000	348,014
Williams Partners LP/Williams Partners Finance Corp., 7.25% Sr. Unsec. Nts., 2/1/17	435,000	494,816
Woodside Finance Ltd., 4.50% Nts., 11/10/14[1]	695,000	709,812

		6,797,982
12 | OPPENHEIMER CORE BOND FUND/VA

	Principal
	Amount	Value

Financials—12.6%
Capital Markets—1.4%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[1]	$728,000	$753,063
Discover Bank, 7% Sub. Nts., 4/15/20	475,000	480,802
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	505,000	454,957
Goldman Sachs Group, Inc. (The), 5.375% Sr. Unsec. Unsub. Nts., 3/15/20	475,000	470,583
Morgan Stanley:
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	215,000	213,671
7.30% Sr. Unsec. Nts., 5/13/19	193,000	208,033

		2,581,109

Commercial Banks—3.8%
Barclays Bank plc, 6.278% Perpetual Bonds[9]	1,060,000	797,650
City National Capital Trust I, 9.625% Jr. Sub. Bonds, 2/1/40	490,000	517,744
Comerica Capital Trust II, 6.576% Bonds, 2/20/37[2]	551,000	468,350
Fifth Third Bancorp, 8.25% Sub. Nts., 3/1/38	229,000	257,788
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	710,000	591,075
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[2]	890,000	756,500
Key Bank NA, 5.80% Unsec. Sub. Nts., 7/1/14	295,000	315,336
Lloyds TSB Bank plc, 5.80% Nts., 1/13/20[1]	849,000	803,545
Regions Financial Corp., 5.75% Sr. Unsec. Unsub. Nts., 6/15/15	850,000	845,881
Sanwa Bank Ltd. (The), 7.40% Sub. Nts., 6/15/11	465,000	486,868
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K9	1,415,000	1,464,525

		7,305,262

Consumer Finance—0.6%
Capital One Capital IV:
6.745% Sub. Bonds, 2/17/37[2]	560,000	473,200
8.875% Jr. Sub. Nts., 5/15/40	320,000	336,177
SLM Corp., 8% Sr. Nts., 3/25/20	471,000	414,634

		1,224,011

Diversified Financial Services—2.3%
Citigroup, Inc., 6.01% Sr. Unsec. Nts., 1/15/15	1,500,000	1,575,501
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[9]	1,640,000	1,695,922
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	1,025,000	1,100,841

		4,372,264

Insurance—3.7%
American International Group, Inc., 5.05% Sr. Unsec. Nts., 10/1/15	910,000	840,613
AXA SA, 6.463% Jr. Unsec. Sub. Perpetual Bonds[1,9]	170,000	134,088
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	660,000	701,656
Genworth Financial, Inc., 8.625% Sr. Unsec. Unsub. Nts., 12/15/16	775,000	827,902
Hartford Financial Services Group, Inc. (The):
5.25% Sr. Unsec. Nts., 10/15/11	465,000	481,503
6.625% Sr. Unsec. Unsub. Nts., 3/30/40	350,000	326,411
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[1]	620,000	614,805
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	1,000,000	760,000
Marsh & McLennan Cos., Inc., 5.15% Sr. Unsec. Nts., 9/15/10	455,000	458,297
Principal Life Global Funding I, 4.40% Sr. Sec. Nts., 10/1/10[1]	455,000	457,412
Prudential Financial, Inc., 6.625% Sr. Unsec. Bonds, 6/21/40	322,000	329,203
Swiss Re Capital I LP, 6.854% Perpetual Bonds[1,9]	911,000	751,575
ZFS Finance USA Trust IV, 5.875% Sub. Bonds, 5/9/32[1]	532,000	472,161

		7,155,626

Real Estate Investment Trusts—0.8%
AvalonBay Communities, Inc., 6.625% Sr. Unsec. Unsub. Nts., 9/15/11	202,000	212,195
Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts., 4/1/12	237,000	244,992
Liberty Property LP, 7.25% Sr. Unsec. Unsub. Nts., 3/15/11	465,000	479,791
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12	180,000	187,718
ProLogis, 7.625% Sr. Unsec. Nts., 8/15/14	410,000	435,661

		1,560,357
13 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Health Care—1.7%
Biotechnology—0.2%
Genzyme Corp., 5% Sr. Nts., 6/15/20[1]	$480,000	$495,751
Health Care Equipment & Supplies—0.1%
Covidien International Finance SA, 2.80% Sr. Unsec. Nts., 6/15/15	202,000	204,329
Health Care Providers & Services—0.5%
HCA, Inc., 8.50% Sr. Sec. Nts., 4/15/19	445,000	473,925
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11	435,000	443,548

		917,473

Life Sciences Tools & Services—0.9%
Fisher Scientific International, Inc., 6.125% Sr. Unsec. Sub. Nts., 7/1/15	827,000	851,827
Life Technologies Corp., 6% Sr. Nts., 3/1/20	803,000	871,828

		1,723,655

Industrials—2.9%
Aerospace & Defense—0.6%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	483,000	475,755
Meccanica Holdings USA, Inc., 7.375% Sr. Unsec. Unsub. Nts., 7/15/39[1]	690,000	742,436

		1,218,191

Commercial Services & Supplies—0.9%
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec. Debs., 9/15/35	375,000	449,770
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	465,000	484,763
R.R. Donnelley & Sons Co., 5.625% Sr. Unsec. Nts., 1/15/12	455,000	468,498
Republic Services, Inc., 6.75% Sr. Unsec. Unsub. Nts., 8/15/11	295,000	311,254

		1,714,285

Electrical Equipment—0.3%
Roper Industries, Inc., 6.25% Sr. Nts., 9/1/19	475,000	527,914
Industrial Conglomerates—0.8%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12	415,000	431,979
5.50% Sr. Unsec. Nts., 1/8/20	515,000	545,644
Tyco International Ltd./Tyco International Finance SA, 6.875% Sr. Unsec. Unsub. Nts., 1/15/21	400,000	481,744

		1,459,367

Machinery—0.3%
Pall Corp., 5% Nts., 6/15/20	160,000	166,418
SPX Corp., 7.625% Sr. Unsec. Nts., 12/15/14	510,000	526,575

		692,993

Information Technology—0.7%
Communications Equipment—0.3%
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11	440,000	472,460
Electronic Equipment & Instruments—0.4%
Agilent Technologies, Inc., 5.50% Sr. Unsec. Unsub. Nts., 9/14/15	759,000	818,257
Materials—2.5%
Chemicals—0.5%
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17	440,000	484,000
CF Industries, Inc., 6.875% Sr. Unsec. Unsub. Nts., 5/1/18	464,000	473,280

		957,280

Containers & Packaging—0.5%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16	480,000	504,600
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17[1]	445,000	466,020

		970,620

Metals & Mining—1.5%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	700,000	771,000
Teck Resources Ltd., 10.75% Sr. Sec. Nts., 5/15/19	670,000	822,187
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15	78,000	83,767
Vale Overseas Ltd., 6.875% Sr. Unsec. Nts., 11/10/39	495,000	520,601
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	245,000	258,625
6% Sr. Unsec. Unsub. Nts., 10/15/15	347,000	376,082

		2,832,262

Telecommunication Services—2.9%
Diversified Telecommunication Services—2.6%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	447,000	487,784
British Telecommunications plc, 9.625% Bonds, 12/15/30	295,000	361,466
Embarq Corp., 6.738% Sr. Unsec. Nts., 6/1/13	440,000	478,956
New Communications Holdings, Inc., 8.25% Sr. Nts., 4/15/17[1]	485,000	489,244
14 | OPPENHEIMER CORE BOND FUND/VA

	Principal
	Amount	Value

Diversified Telecommunication Services Continued
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15	$452,000	$485,900
Telecom Italia Capital SA, 4.875% Sr. Unsec. Unsub. Nts., 10/1/10	880,000	886,565
Telefonica Europe BV, 7.75% Unsec. Nts., 9/15/10	420,000	425,274
Telus Corp., 8% Nts., 6/1/11	483,000	512,172
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	292,000	323,599
Windstream Corp., 8.625% Sr. Unsec. Unsub. Nts., 8/1/16	530,000	536,625

		4,987,585

Wireless Telecommunication Services—0.3%
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	360,000	403,200
Rogers Wireless, Inc., 9.625% Sr. Sec. Nts., 5/1/11	179,000	191,089

		594,289

Utilities—1.8%
Electric Utilities—0.7%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12[1]	350,000	382,540
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	286,000	284,428
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19[1]	492,000	624,440

		1,291,408

Energy Traders—0.3%
Oncor Electric Delivery Co., 6.375% Sr. Sec. Nts., 1/15/15	589,000	668,255
Multi-Utilities—0.8%
CMS Energy Corp., 6.25% Sr. Unsec. Nts., 2/1/20	485,000	464,275
NiSource Finance Corp., 10.75% Sr. Unsec. Nts., 3/15/16	595,000	763,706
Sempra Energy, 9.80% Sr. Unsec. Nts., 2/15/19	190,000	252,900

		1,480,881

Total Corporate Bonds and Notes (Cost $69,052,054)		71,109,191

	Units
Rights, Warrants and Certificates—0.0%
Pathmark Stores, Inc. Wts., Strike Price $22.31, Exp. 9/19/10[10] (Cost $14,872)	5,408	—

	Shares
Investment Companies—8.4%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[11,12]	488,561	488,561
Oppenheimer Institutional Money Market Fund, Cl. E, 0.28%[11,13]	15,546,778	15,546,778

Total Investment Companies (Cost $16,035,339)		16,035,339

Total Investments, at Value (Cost $244,577,709)	128.7%	246,251,896
Liabilities in Excess of Other Assets	(28.7)	(54,876,191)

Net Assets	100.0%	$191,375,705

Footnotes to Statement of Investments

1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $16,748,006 or 8.75% of the Fund’s net assets as of June 30, 2010.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	Restricted security. The aggregate value of restricted securities as of June 30, 2010 was $705,805, which represents 0.37% of the Fund’s net assets. See Note 6 of accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates, Series 2001-1A, Cl. A1, 8.33%, 4/25/31	2/5/01	$208,624	$208,704	$80
Morgan Stanley Resecuritization Trust, Automobile Receivable Nts., Series 2010-F, Cl. A, 0.60%, 6/17/11	1/11/10	336,059	337,025	966
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29	2/23/99-7/27/99	3,294,258	160,076	(3,134,182)

		$3,838,941	$705,805	$(3,133,136)

15 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued

4.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $643,668. See Note 5 of accompanying Notes.

5.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $8,165,105 or 4.27% of the Fund’s net assets as of June 30, 2010.

6.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $445,928 or 0.23% of the Fund’s net assets as of June 30, 2010.

7.	When-issued security or delayed delivery to be delivered and settled after June 30, 2010. See Note 1 of accompanying Notes.

8.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10.	Non-income producing security.

11.	Rate shown is the 7-day yield as of June 30, 2010.

12.	Interest rate is less than 0.0005%.

13.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2009	Additions	Reductions	June 30, 2010

OFI Liquid Assets Fund, LLC	—	1,252,854	1,252,854	—
Oppenheimer Institutional Money Market Fund, Cl. E	23,853,396	37,500,482	45,807,100	15,546,778

	Value	Income

OFI Liquid Assets Fund, LLC	$—	$24	[a]
Oppenheimer Institutional Money Market Fund, Cl. E	15,546,778	14,156

	$15,546,778	$14,180

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$20,213,037	$208,704	$20,421,741
Mortgage-Backed Obligations	—	135,468,503	—	135,468,503
U.S. Government Obligations	—	3,217,122	—	3,217,122
Corporate Bonds and Notes	—	71,109,191	—	71,109,191
Rights, Warrants and Certificates	—	—	—	—
Investment Companies	16,035,339	—	—	16,035,339

Total Investments, at Value	16,035,339	230,007,853	208,704	246,251,896
16 | OPPENHEIMER CORE BOND FUND/VA

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table Continued
Other Financial Instruments:
Appreciated swaps, at value	$—	$28,845	$—	$28,845
Futures margins	76,360	—	—	76,360

Total Assets	$16,111,699	$230,036,698	$208,704	$246,357,101

Liabilities Table
Other Financial Instruments:
Depreciated swaps, at value	$—	$(37,286)	$—	$(37,286)
Futures margins	(1,449)	—	—	(1,449)

Total Liabilities	$(1,449)	$(37,286)	$—	$(38,735)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Futures Contracts as of June 30, 2010 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Long Bonds	Buy	171	9/21/10	$21,802,500	$605,547
U.S. Treasury Nts., 2 yr.	Sell	104	9/30/10	22,758,125	(72,654)
U.S. Treasury Nts., 5 yr.	Sell	24	9/30/10	2,840,438	(38,138)
U.S. Treasury Nts., 10 yr.	Buy	79	9/21/10	9,681,203	94,157

					$588,912

Credit Default Swap Contracts as of June 30, 2010 are as follows:

	Buy/Sell	Notional				Unrealized
Reference Entity/	Credit	Amount	Pay/Receive	Termination		Appreciation
Swap Counterparty	Protection	(000’s)	Fixed Rate	Date	Value	(Depreciation)

Vale Inco Ltd.:
Morgan Stanley Capital Services, Inc.	Buy	$1,030	0.70%	3/20/17	$12,341	$12,341
Morgan Stanley Capital Services, Inc.	Buy	1,015	0.63	3/20/17	16,504	16,504

	Total	2,045			28,845	28,845

Vale Overseas:
Morgan Stanley Capital Services, Inc.	Sell	1,030	1.17	3/20/17	(16,578)	(16,578)
Morgan Stanley Capital Services, Inc.	Sell	1,015	1.10	3/20/17	(20,708)	(20,708)

	Total	2,045			(37,286)	(37,286)

		Grand Total Buys			28,845	28,845
		Grand Total Sells			(37,286)	(37,286)

		Total Credit Default Swaps			$(8,441)	$(8,441)

17 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum Potential
Type of Reference Asset on	Payments for Selling Credit	Amount	Reference Asset
which the Fund Sold Protection	Protection (Undiscounted)	Recoverable*	Rating Range**

Investment Grade Single Name Corporate Debt	$2,045,000	$—	BBB+

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of June 30, 2010 is as follows:

	Swap Type from Fund	Notional
Swap Counterparty	Perspective	Amount (000’s)	Value

Morgan Stanley Capital Services, Inc.:
	Credit Default Buy Protection	$2,045	$28,845
	Credit Default Sell Protection	2,045	(37,286)

		Total Swaps	$(8,441)

See accompanying Notes to Financial Statements.
18 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $229,030,931)	$230,705,118
Affiliated companies (cost $15,546,778)	15,546,778

246,251,896
Appreciated swaps, at value (upfront premiums $0)	28,845
Receivables and other assets:
Investments sold (including $37,005,923 sold on a when-issued or delayed delivery basis)	37,802,752
Interest, dividends and principal paydowns	1,689,814
Futures margins	76,360
Other	18,671

Total assets	285,868,338

Liabilities
Depreciated swaps, at value (upfront premiums $0)	37,286
Payables and other liabilities:
Investments purchased (including $90,416,258 purchased on a when-issued or delayed delivery basis)	91,388,418
Shares of beneficial interest redeemed	2,954,167
Distribution and service plan fees	35,299
Shareholder communications	27,264
Transfer and shareholder servicing agent fees	15,885
Trustees’ compensation	12,758
Futures margins	1,449
Other	20,107

Total liabilities	94,492,633

Net Assets	$191,375,705

Composition of Net Assets
Par value of shares of beneficial interest	$25,812
Additional paid-in capital	303,422,987
Accumulated net investment income	5,794,182
Accumulated net realized loss on investments	(120,121,933)
Net unrealized appreciation on investments	2,254,657

Net Assets	$191,375,705

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $135,887,981 and 18,279,157 shares of beneficial interest outstanding)	$7.43
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $55,487,724 and 7,533,020 shares of beneficial interest outstanding)	$7.37
See accompanying Notes to Financial Statements.
19 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2010

Investment Income
Interest (net of foreign withholding taxes of $372)	$5,589,872
Fee income on when-issued securities	856,832
Dividends:
Unaffiliated companies	5
Affiliated companies	14,156
Income from investment of securities lending cash collateral, net—affiliated companies	24

Total investment income	6,460,889

Expenses
Management fees	575,715
Distribution and service plan fees—Service shares	70,269
Transfer and shareholder servicing agent fees:
Non-Service shares	67,827
Service shares	28,124
Shareholder communications:
Non-Service shares	18,768
Service shares	7,774
Trustees’ compensation	8,169
Custodian fees and expenses	4,146
Other	30,006

Total expenses	810,798
Less waivers and reimbursements of expenses	(108,233)

Net expenses	702,565

Net Investment Income	5,758,324

Realized and Unrealized Gain
Net realized gain on:
Investments from unaffiliated companies	4,314,052
Closing and expiration of futures contracts	722,446
Swap contracts	4,859

Net realized gain	5,041,357
Net change in unrealized appreciation/depreciation on:
Investments	1,233,637
Futures contracts	1,327,956
Swap contracts	57,546

Net change in unrealized appreciation/depreciation	2,619,139

Net Increase in Net Assets Resulting from Operations	$13,418,820

See accompanying Notes to Financial Statements.
20 | OPPENHEIMER CORE BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2010	December 31,
	(Unaudited)	2009

Operations
Net investment income	$5,758,324	$13,959,437
Net realized gain (loss)	5,041,357	(69,315,102)
Net change in unrealized appreciation/depreciation	2,619,139	69,885,948

Net increase in net assets resulting from operations	13,418,820	14,530,283

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(2,543,053)	—
Service shares	(932,463)	—

	(3,475,516)	—

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(8,708,583)	(29,962,563)
Service shares	(4,172,933)	(9,685,378)

	(12,881,516)	(39,647,941)

Net Assets
Total decrease	(2,938,212)	(25,117,658)
Beginning of period	194,313,917	219,431,575

End of period (including accumulated net investment income of $5,794,182 and $3,511,374, respectively)	$191,375,705	$194,313,917

See accompanying Notes to Financial Statements.
21 | OPPENHEIMER CORE BOND FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2010	Year Ended December 31,
Non-Service Shares	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$7.07	$6.45	$11.06	$11.16	$11.19	$11.50

Income (loss) from investment operations:
Net investment income[1]	.22	.48	.66	.55	.53	.51
Net realized and unrealized gain (loss)	.28	.14	(4.82)	(.08)	.03	(.23)

Total from investment operations	.50	.62	(4.16)	.47	.56	.28

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.14)	—	(.45)	(.57)	(.59)	(.59)

Net asset value, end of period	$7.43	$7.07	$6.45	$11.06	$11.16	$11.19

Total Return, at Net Asset Value[2]	7.09%	9.61%	(39.05)%	4.39%	5.28%	2.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$135,888	$137,597	$156,339	$325,661	$367,106	$430,642

Average net assets (in thousands)	$136,780	$137,631	$271,355	$345,723	$391,750	$466,033

Ratios to average net assets:[3]
Net investment income	6.07%	7.40%	6.76%	5.07%	4.83%	4.56%
Total expenses	0.77%[4]	0.75%[4]	0.63%[4]	0.68%[4]	0.77%[4]	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.66%	0.61%	0.62%	0.68%	0.77%	0.76%

Portfolio turnover rate[5]	49%	143%	51%	89%	114%	111%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods of less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	0.78%
Year Ended December 31, 2009	0.76%
Year Ended December 31, 2008	0.63%
Year Ended December 31, 2007	0.68%
Year Ended December 31, 2006	0.77%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2010	$416,224,092	$424,765,364
Year Ended December 31, 2009	$977,840,247	$1,009,549,121
Year Ended December 31, 2008	$1,019,711,829	$963,377,934
Year Ended December 31, 2007	$662,784,931	$678,316,693
Year Ended December 31, 2006	$1,168,229,255	$1,270,329,129
Year Ended December 31, 2005	$2,420,041,493	$2,423,498,913
See accompanying Notes to Financial Statements.
22 | OPPENHEIMER CORE BOND FUND/VA

	Six Months
	Ended
	June 30, 2010	Year Ended December 31,
Service Shares	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$6.99	$6.41	$10.98	$11.10	$11.15	$11.47

Income (loss) from investment operations:
Net investment income[1]	.21	.46	.63	.52	.49	.47
Net realized and unrealized gain (loss)	.29	.12	(4.77)	(.08)	.03	(.22)

Total from investment operations	.50	.58	(4.14)	.44	.52	.25

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	—	(.43)	(.56)	(.57)	(.57)

Net asset value, end of period	$7.37	$6.99	$6.41	$10.98	$11.10	$11.15

Total Return, at Net Asset Value[2]	7.21%	9.05%	(39.07)%	4.09%	4.93%	2.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,488	$56,717	$63,093	$103,542	$41,191	$11,110

Average net assets (in thousands)	$56,715	$52,648	$101,597	$70,116	$21,265	$7,213

Ratios to average net assets:[3]
Net investment income	5.82%	7.16%	6.55%	4.85%	4.56%	4.29%
Total expenses	1.02%[4]	1.01%[4]	0.88%[4]	0.92%[4]	1.06%[4]	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%	0.86%	0.87%	0.92%	1.06%	1.03%

Portfolio turnover rate[5]	49%	143%	51%	89%	114%	111%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	1.03%
Year Ended December 31, 2009	1.02%
Year Ended December 31, 2008	0.88%
Year Ended December 31, 2007	0.92%
Year Ended December 31, 2006	1.06%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2010	$416,224,092	$424,765,364
Year Ended December 31, 2009	$977,840,247	$1,009,549,121
Year Ended December 31, 2008	$1,019,711,829	$963,377,934
Year Ended December 31, 2007	$662,784,931	$678,316,693
Year Ended December 31, 2006	$1,168,229,255	$1,270,329,129
Year Ended December 31, 2005	$2,420,041,493	$2,423,498,913
See accompanying Notes to Financial Statements.
23 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Core Bond Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s main investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
24 | OPPENHEIMER CORE BOND FUND/VA

     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of June 30, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$90,416,258
Sold securities	37,005,923
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
25 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no
26 | OPPENHEIMER CORE BOND FUND/VA

federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended December 31, 2009, the Fund did not utilize any of capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2009, the Fund had available for federal income tax purposes post-October losses of $446,132 and unused capital loss carryforwards as follows:

Expiring

2010	$29,885,554
2013	226,262
2014	6,107,275
2015	1,245,459
2016	12,777,851
2017	75,069,850

Total	$125,312,251

As of June 30, 2010, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $120,717,026 expiring by 2017. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2010, it is estimated that the Fund will utilize $5,041,357 of capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$244,683,066
Federal tax cost of other investments	5,296,229

Total federal tax cost	$249,979,295

Gross unrealized appreciation	$9,086,300
Gross unrealized depreciation	(6,936,999)

Net unrealized appreciation	$2,149,301

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
27 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	508,035	$3,681,440	1,228,549	$7,870,664
Dividends and/or distributions reinvested	357,673	2,543,053	—	—
Redeemed	(2,059,976)	(14,933,076)	(5,976,436)	(37,833,227)

Net decrease	(1,194,268)	$(8,708,583)	(4,747,887)	$(29,962,563)

28 | OPPENHEIMER CORE BOND FUND/VA

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Service Shares
Sold	700,898	$5,070,607	1,841,099	$11,758,361
Dividends and/or distributions reinvested	132,264	932,463	—	—
Redeemed	(1,408,553)	(10,176,003)	(3,581,065)	(21,443,739)

Net decrease	(575,391)	$(4,172,933)	(1,739,966)	$(9,685,378)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the six months ended June 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$75,101,037	$70,022,531
U.S. government and government agency obligations	5,205,122	5,726,216
To Be Announced (TBA) mortgage-related securities	416,224,092	424,765,364
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1 billion	0.60%
Over $1 billion	0.50
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of the daily net assets of each class of shares. For the six months ended June 30, 2010, the Fund paid $96,623 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $10,825 and $4,459 for Non-Service and Service shares, respectively.
     Effective April 1, 2009 through March 31, 2010, the Manager has agreed to voluntarily waive its advisory fee by 0.18% of the Fund’s average annual net assets. This voluntary waiver will be applied after all other waivers and/or reimbursements. During the six months ended June 30, 2010, the Manager waived $85,957.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $6,992 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
29 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
     The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
30 | OPPENHEIMER CORE BOND FUND/VA

     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of June 30, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $28,845, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty. As of June 30, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $8,441 for which collateral was not posted by the Fund. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of June 30, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.
Valuations of derivative instruments as of June 30, 2010 are as follows:

Derivatives not	Asset Derivatives			Liability Derivatives
Accounted for as	Statement of Assets			Statement of Assets
Hedging Instruments	and Liabilities Location	Value		and Liabilities Location	Value

Credit contracts	Appreciated swaps, at value	$28,845		Depreciated swaps, at value	$37,286
Interest rate contracts	Futures margins	76,360	*	Futures margins	1,449	*

Total		$105,205			$38,735

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
31 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives not
Accounted for as	Closing and expiration
Hedging Instruments	of futures contracts	Swap contracts	Total

Credit contracts	$—	$4,859	$4,859
Interest rate contracts	722,446	—	722,446

Total	$722,446	$4,859	$727,305

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives not
Accounted for as
Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$57,546	$57,546
Interest rate contracts	1,327,956	—	1,327,956

Total	$1,327,956	$57,546	$1,385,502

Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on
32 | OPPENHEIMER CORE BOND FUND/VA

swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
6. Restricted Securities
As of June 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
33 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
     As of June 30, 2010, the Fund had no securities on loan.
8. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
9. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for “improper investments,” “breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages,
34 | OPPENHEIMER CORE BOND FUND/VA

equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
35 | OPPENHEIMER CORE BOND FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies (“portfolio proxies”) relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Fund’s Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
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OPPENHEIMER CORE BOND FUND/ VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Krishna Memani, Vice President and Portfolio Manager
Peter A. Strzalkowski, Vice President and Portfolio Manager
Thomas W. Keffer, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses and, if available, summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

©2010 OppenheimerFunds, Inc. All rights reserved.

June 30, 2010 Oppenheimer Global Securities Fund/VA A Series of Oppenheimer Variable Account Funds Semiannual Report SEMIANNUAL REPORT Fund Performance Discussion Listing of Top Holdings Listing of Investments Financia Statements

OPPENHEIMER GLOBAL SECURITIES FUND/VA
Fund Objective. The Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities.
Portfolio Manager: Rajeev Bhaman
Cumulative Total Returns
For the 6-Month Period Ended 6/30/10

Non-Service Shares	–7.69%
Service Shares	–7.79
Class 3 Shares	–7.68
Class 4 Shares	–7.79
Average Annual Total Returns
For the Periods Ended 6/30/10

	1-Year	5-Year	10-Year

Non-Service Shares	15.01%	2.06%	2.03%

			Since
			Inception
	1-Year	5-Year	(7/13/00)

Service Shares	14.68%	1.80%	1.59%

			Since
			Inception
	1-Year	5-Year	(5/1/03)

Class 3 Shares	15.01%	2.06%	9.28%

			Since
			Inception
	1-Year	5-Year	(5/3/04)

Class 4 Shares	14.70%	1.80%	3.92%
Expense Ratios
For the Fiscal Year Ended 12/31/09

Non-Service Shares	0.75%
Service Shares	1.00
Class 3	0.75
Class 4	1.00
Regional Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on the total market value of investments.

Top Ten Common Stock Holdings

Telefonaktiebolaget LM Ericsson, B Shares	4.7%
Siemens AG	2.7
Credit Suisse Group AG	2.2
Intuit, Inc.	2.0
eBay, Inc.	2.0
Infosys Technologies Ltd.	1.9
Juniper Networks, Inc.	1.9
McDonald’s Corp.	1.8
LVMH Moet Hennessy Louis Vuitton SA	1.8
SAP AG	1.7
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on net assets.
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.
2 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND PERFORMANCE DISCUSSION
The Fund’s Non-Service shares declined by 7.69% for the six-month period ended June 30, 2010, outperforming its benchmark, the MSCI World Index (the “Index”), which fell by 9.84% over the same time-span. Overall, the Fund outperformed in seven of ten sectors versus the Index for the period.
     The investment strategy of Oppenheimer Global Securities Fund/VA is consistent and unchanging. We build a long-term portfolio from the bottom-up, investing solely in companies that we believe are capable of superior and sustainable growth throughout the business cycle, that have strong returns on invested capital, and that demonstrate good cash flow characteristics. Most of the companies we invest in are self-financing. We strive to buy these companies when they are out of favor.
     We tend to be benchmark agnostic and our bottom-up approach drives our sector and geographic allocations. We most often find companies with the characteristics that we seek in three sectors: information technology, industrials and consumer discretionary, where we typically maintain heavy overweight positions versus the Index. These three sectors make up approximately 60% of the Fund as opposed to roughly one-third of the Index. It is encouraging to report that these were the three sectors that during the reporting period were the greatest positive contributors to performance.
     In information technology, Telefonaktiebolaget LM Ericsson (“Ericsson”), our largest holding at period end, was again our best performer. There were other notable successes in the sector, including Intuit, Inc., Infosys Technologies Ltd. and Altera Corp., which were all among the Fund’s top five performers. Within industrials, Assa Abloy AB, Siemens AG and Koninklijke (Royal) Philips Electronics NV all contributed and in consumer discretionary McDonald’s Corp., Sirius XM Radio, Inc. (which we exited) and LVMH Moet Hennessy Louis Vuitton SA led the way.
     The three sectors that underperformed for the Fund were financials, consumer staples and health care. It was a difficult period for a number of our financials holdings, including Credit Suisse Group AG, Société Générale SA and the U.K.’s Prudential plc, all of which we believe have very strong franchises and excellent long-term prospects. No stock in consumer staples was especially weak, but a number of our U.K. holdings took profits after very strong performances in 2009, which can cause a temporary decline in the price of a security. Examples included Tesco plc, Unilever plc and Reckitt Benckiser Group plc. We exited our position in Reckitt Benckiser Group by period end.
     As we moved through the first six months of 2010, we saw very strong swings in investor sentiment. While global economic data showed that growth generally accelerated during the reporting period and many company earnings reports exceeded market expectations, the global equity markets reacted negatively to heightened awareness of perceived risk in the marketplace, in particular sovereign debt risk. While the International Monetary Fund in July 2010 increased its forecasts for world growth, all the leading indicators have started to decline, raising genuine fears about a double-dip recession.
     World growth appears to be stuttering. Tightening in many emerging markets is already beginning to slow these economies back to more sustainable growth rates and stimulus packages are being withdrawn or curtailed in many countries. Much of Europe, which generates about a third of world Gross Domestic Product, has embarked on severe austerity packages. In the final six weeks of the reporting period, we saw the markets correct due to the growing fear of a global double-dip recession.
     We have also written before about our belief that much of the European financial sector is undercapitalized. The results from the latest round of stress tests for European banks, announced after the reporting period on July 23, have come under criticism for failing to be sufficiently robust, particularly as they concern European banks’ exposure to sovereign debt, which could have a negative impact on the markets. But all is not gloom and doom. Cost cutting and productivity gains are generating a lot of momentum for earnings growth at a time when equities are at historically low valuations. European markets trade at little more than ten times consensus earnings and the S&P 500 at a little over twelve times.
     The Fund’s bottom-up investment strategy continues to be focused on identifying long-term structural growth stocks—companies we believe have durable long-term earnings, good cash flow characteristics, strong economic returns on invested capital and healthy balance sheets. We focus particularly on those companies that we believe have some sort of sustainable competitive advantage. We are also contrarians in terms of acquiring stocks, seeking to buy them when they are out of fashion and neglected. We look to situate the Fund around quality companies that we believe should perform well in most market conditions. Our focus on quality franchises remains the bedrock of the Fund.
3 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND PERFORMANCE DISCUSSION
     The Fund underwent a few structural changes during the reporting period. We increased our exposure to financials by around 2%, with the acquisition of quality companies in Europe, Japan and the U.S. Our weighting in consumer staples declined by a similar amount, largely as a result of the takeover of Cadbury plc by Kraft Foods, Inc. At the country level, the U.S., Japan and Spain have become a larger proportion of the Fund while the U.K. and France have been reduced. At period end, we remained overweight versus the Index in information technology, industrials and consumer discretionary. We finished the period underweight in energy, materials, telecommunication services, utilities, and also in financials.
     At the end of the reporting period, we had approximately 38% of the Fund invested in the U.S., which we continue to believe is the largest and most innovative economy in the world. The second largest allocation was to Japan, followed by Germany, Sweden, the United Kingdom, France and Switzerland. Just under 10% of the Fund was invested in emerging markets, roughly the same weighting as at the start of the year.
     As Sir Winston Churchill once said, “A pessimist sees the difficulty in every opportunity; an optimist sees the opportunity in every difficulty.” At period end, we feel optimistic in regard to the Fund, which we strive to make a ‘Fund for All Seasons’ by investing in undervalued growth companies that we believe have demonstrated their ability to not only withstand but to prosper in stormy market conditions.
     It is important to remember that investing in foreign securities may involve special risks (such as currency fluctuations and political uncertainties) and may have greater expense and volatility. Investments in emerging and developing markets may also be especially volatile.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.
5 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2010	June 30, 2010	June 30, 2010

Actual
Non-Service shares	$1,000.00	$923.10	$3.63
Service shares	1,000.00	922.10	4.83
Class 3	1,000.00	923.20	3.63
Class 4	1,000.00	922.10	4.83

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.03	3.82
Service shares	1,000.00	1,019.79	5.07
Class 3	1,000.00	1,021.03	3.82
Class 4	1,000.00	1,019.79	5.07
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2010 are as follows:

Class	Expense Ratios

Non-Service shares	0.76%
Service shares	1.01
Class 3	0.76
Class 4	1.01
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
6 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF INVESTMENTS June 30, 2010 / Unaudited

	Shares	Value

Common Stocks—98.4%
Consumer Discretionary—15.6%
Automobiles—1.2%
Bayerische Motoren Werke (BMW) AG	190,234	$9,219,675
Bayerische Motoren Werke (BMW) AG, Preference	548,452	19,120,438

		28,340,113

Hotels, Restaurants & Leisure—3.8%
Carnival Corp.	1,224,426	37,026,642
Lottomatica SpA	320,000	4,123,054
McDonald’s Corp.	632,800	41,682,536
Shuffle Master, Inc.[1]	616,100	4,934,961

		87,767,193

Household Durables—1.6%
Sony Corp.	1,369,500	36,453,592
Media—3.3%
Grupo Televisa SA, Sponsored GDR	1,358,076	23,644,103
Walt Disney Co. (The)	1,252,600	39,456,900
Wire & Wireless India Ltd.[1]	2,281,600	774,090
Zee Entertainment Enterprises Ltd.	1,968,410	12,795,757

		76,670,850

Specialty Retail—2.7%
Industria de Diseno Textil SA	537,500	30,484,550
Tiffany & Co.	858,880	32,560,141

		63,044,691

Textiles, Apparel & Luxury Goods—3.0%
Bulgari SpA	1,801,478	12,917,542
LVMH Moet Hennessy Louis Vuitton SA	376,660	41,028,784
Tod’s SpA	275,057	17,340,766

		71,287,092

Consumer Staples—9.4%
Beverages—3.1%
Companhia de Bebidas das Americas, Sponsored ADR, Preference	205,615	20,769,171
Fomento Economico Mexicano SA de CV, UBD	7,208,000	31,154,847
Grupo Modelo SA de CV, Series C	3,904,900	19,323,640

		71,247,658

Food & Staples Retailing—2.4%
Shinsegae Department Store Co.	5,762	2,487,306
Tesco plc	3,515,785	19,795,519
Wal-Mart Stores, Inc.	695,200	33,418,264

		55,701,089

Food Products—2.4%
Nestle SA	549,858	26,530,634
Unilever plc	1,126,403	30,019,985

		56,550,619

Household Products—1.5%
Colgate-Palmolive Co.	442,000	34,811,920
Energy—3.6%
Energy Equipment & Services—1.9%
Technip SA	438,300	24,955,969
Transocean Ltd.[1]	399,272	18,498,272

		43,454,241

Oil, Gas & Consumable Fuels—1.7%
Husky Energy, Inc.	475,030	11,262,747
Total SA	626,900	27,899,929

		39,162,676

Financials—16.3%
Capital Markets—4.6%
3i Group plc	2,576,148	10,153,068
Credit Suisse Group AG	1,388,580	52,188,055
Goldman Sachs Group, Inc. (The)	148,900	19,546,103
UBS AG1	1,923,477	25,496,768

		107,383,994

Commercial Banks—3.8%
Banco Bilbao Vizcaya Argentaria SA	2,267,500	23,392,680
HSBC Holdings plc	3,566,173	32,669,398
Societe Generale SA, Cl. A	320,542	13,039,270
Sumitomo Mitsui Financial Group, Inc.	692,800	19,558,222

		88,659,570

Consumer Finance—1.2%
SLM Corp.[1]	2,707,950	28,135,601
Diversified Financial Services—1.0%
Investor AB, B Shares	1,475,254	23,876,850
Insurance—5.7%
AFLAC, Inc.	679,100	28,977,197
Allianz SE	305,932	30,292,667
Dai-ichi Life Insurance Co.	11,242	15,460,466
Fidelity National Financial, Inc., Cl. A	942,400	12,241,776
Prudential plc	2,877,897	21,570,120
XL Capital Ltd., Cl. A	1,518,900	24,317,589

		132,859,815
7 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Health Care—6.8%
Biotechnology—2.0%
Amylin Pharmaceuticals, Inc.[1]	743,188	$13,971,934
Basilea Pharmaceutica AG1	30,862	1,710,797
Dendreon Corp.[1]	232,300	7,510,259
InterMune, Inc.[1]	306,180	2,862,783
Regeneron Pharmaceuticals, Inc.[1]	197,602	4,410,477
Seattle Genetics, Inc.[1]	682,655	8,185,033
Theravance, Inc.[1]	569,100	7,153,587

		45,804,870

Health Care Equipment & Supplies—0.5%
Zimmer Holdings, Inc.[1]	225,900	12,209,895
Health Care Providers & Services—2.4%
Aetna, Inc.	1,013,500	26,736,130
WellPoint, Inc.[1]	598,535	29,286,318

		56,022,448

Pharmaceuticals—1.9%
Bayer AG	87,291	4,859,830
Mitsubishi Tanabe Pharma Corp.	777,000	11,833,228
Roche Holding AG	204,482	28,080,207

		44,773,265

Industrials—15.0%
Aerospace & Defense—3.5%
Empresa Brasileira de Aeronautica SA, ADR	889,483	18,634,669
European Aeronautic Defense & Space Co.[1]	1,386,180	28,285,364
Lockheed Martin Corp.	185,500	13,819,750
Raytheon Co.	440,000	21,291,600

		82,031,383

Air Freight & Logistics—0.8%
TNT NV	739,827	18,646,831
Building Products—1.7%
Assa Abloy AB, Cl. B	1,962,985	39,152,085
Commercial Services & Supplies—0.8%
Secom Co. Ltd.	403,900	17,933,902
Electrical Equipment—1.8%
Emerson Electric Co.	455,000	19,878,950
Nidec Corp.	173,900	14,564,821
Prysmian SpA	588,400	8,452,736

		42,896,507

Industrial Conglomerates—5.8%
3M Co.	483,200	38,167,968
Koninklijke (Royal) Philips Electronics NV	1,160,800	34,600,472
Siemens AG	689,224	61,809,985

		134,578,425

Machinery—0.6%
Fanuc Ltd.	130,300	14,618,363
Information Technology—28.5%
Communications Equipment—6.5%
Juniper Networks, Inc.[1]	1,903,500	43,437,870
Telefonaktiebolaget LM Ericsson, B Shares	9,826,089	109,401,664

		152,839,534

Electronic Equipment & Instruments—4.7%
Corning, Inc.	1,651,720	26,675,278
Hoya Corp.	1,035,000	21,977,103
Keyence Corp.	95,274	21,916,702
Kyocera Corp.	161,800	13,065,951
Murata Manufacturing Co. Ltd.	529,800	25,233,259

		108,868,293

Internet Software & Services—2.0%
eBay, Inc.[1]	2,349,900	46,081,539
IT Services—3.3%
Automatic Data Processing, Inc.	813,300	32,743,458
Infosys Technologies Ltd.	728,026	43,507,862

		76,251,320

Semiconductors & Semiconductor Equipment—4.7%
Altera Corp.	1,631,300	40,472,553
Maxim Integrated Products, Inc.	1,342,265	22,456,093
MediaTek, Inc.	1,597,696	22,283,105
Taiwan Semiconductor Manufacturing Co. Ltd.	13,575,184	25,384,248

		110,595,999

Software—7.3%
Adobe Systems, Inc.[1]	973,963	25,741,842
Intuit, Inc.[1]	1,340,400	46,605,708
Microsoft Corp.	1,685,700	38,787,957
Nintendo Co. Ltd.	60,600	17,652,557
SAP AG	912,028	40,477,230

		169,265,294

Materials—0.5%
Chemicals—0.5%
Linde AG	120,238	12,623,875
8 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

	Shares	Value

Telecommunication Services—2.0%
Wireless Telecommunication Services—2.0%
KDDI Corp.	5,211	$24,752,761
Vodafone Group plc	10,901,402	22,590,089

		47,342,850

Utilities—0.7%
Electric Utilities—0.7%
Fortum OYJ	786,400	17,311,997

Total Common Stocks (Cost $2,182,237,415)		2,295,256,239

Investment Companies—1.2%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[2,3]	681,390	681,390
Oppenheimer Institutional Money Market Fund, Cl. E, 0.28%[2,4]	26,788,020	26,788,020

Total Investment Companies (Cost $27,469,410)		27,469,410

Total Investments, at Value (Cost $2,209,706,825)	99.6%	2,322,725,649
Other Assets Net of Liabilities	0.4	9,424,897

Net Assets	100.0%	$2,332,150,546

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Rate shown is the 7-day yield as of June 30, 2010.

3.	Interest rate is less than 0.0005%.

4.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2009	Additions	Reductions	June 30, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	30,907,869	192,045,558	196,165,407	26,788,020

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$26,788,020	$32,584
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$179,305,283	$184,258,248	$—	$363,563,531
Consumer Staples	139,477,842	78,833,444	—	218,311,286
Energy	29,761,019	52,855,898	—	82,616,917
Financials	113,218,266	267,697,564	—	380,915,830
Health Care	112,326,416	46,484,062	—	158,810,478
Industrials	111,792,937	238,064,559	—	349,857,496
Information Technology	323,002,298	340,899,681	—	663,901,979
Materials	—	12,623,875	—	12,623,875
Telecommunication Services	—	47,342,850	—	47,342,850
Utilities	—	17,311,997	—	17,311,997
Investment Companies	27,469,410	—	—	27,469,410

Total Investments, at Value	1,036,353,471	1,286,372,178	—	2,322,725,649
Other Financial Instruments:
Foreign currency exchange contracts	—	108	—	108

Total Assets	$1,036,353,471	$1,286,372,286	$—	$2,322,725,757

9 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The table below shows the significant transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of	Transfers into
	Level 1 *	Level 2	*

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(101,320,486)	$101,320,486
Consumer Staples	(17,874,490)	17,874,490
Health Care	(50,066,419)	50,066,419
Industrials	(57,350,877)	57,350,877
Information Technology	(160,239,161)	160,239,161
Materials	(7,143,664)	7,143,664
Telecommunication Services	(24,532,360)	24,532,360

Total Assets	$(418,527,457)	$418,527,457

*	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$887,246,705	38.2%
Japan	255,020,927	11.0
Germany	178,403,700	7.7
Sweden	172,430,599	7.4
United Kingdom	136,798,179	5.9
France	135,209,316	5.8
Switzerland	134,006,461	5.8
Mexico	74,122,590	3.2
India	57,077,709	2.5
Spain	53,877,230	2.3
The Netherlands	53,247,303	2.3
Taiwan	47,667,353	2.1
Italy	42,834,098	1.8
Brazil	39,403,840	1.7
Cayman Islands	24,317,589	1.0
Finland	17,311,997	0.7
Canada	11,262,747	0.5
Korea, Republic of South	2,487,306	0.1

Total	$2,322,725,649	100.0%

Foreign Currency Exchange Contracts as of June 30, 2010 are as follows:

		Contract Amount		Expiration		Unrealized
Counterparty/Contract Description	Buy/Sell	(000’s)		Date	Value	Appreciation

UBS Investment Bank
Japanese Yen (JPY)	Buy	13,261	JPY	7/2/10	$149,985	$108
See accompanying Notes to Financial Statements.
10 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,182,918,805)	$2,295,937,629
Affiliated companies (cost $26,788,020)	26,788,020

2,322,725,649

Unrealized appreciation on foreign currency exchange contracts	108
Receivables and other assets:
Shares of beneficial interest sold	4,777,597
Interest and dividends	4,728,436
Investments sold	2,701,212
Other	75,727

Total assets	2,335,008,729

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,481,170
Distribution and service plan fees	644,473
Shareholder communications	247,938
Transfer and shareholder servicing agent fees	199,926
Investments purchased	149,985
Trustees’ compensation	40,640
Other	94,051

Total liabilities	2,858,183

Net Assets	$2,332,150,546

Composition of Net Assets
Par value of shares of beneficial interest	$96,944
Additional paid-in capital	2,252,982,725
Accumulated net investment income	17,036,775
Accumulated net realized loss on investments and foreign currency transactions	(51,127,075)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	113,161,177

Net Assets	$2,332,150,546

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,197,338,517 and 49,646,400 shares of beneficial interest outstanding)	$24.12
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $890,788,931 and 37,210,613 shares of beneficial interest outstanding)	$23.94
Class 3 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $175,560,698 and 7,231,207 shares of beneficial interest outstanding)	$24.28
Class 4 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $68,462,400 and 2,855,489 shares of beneficial interest outstanding)	$23.98
See accompanying Notes to Financial Statements.
11 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2010

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $3,424,421)	$32,810,410
Affiliated companies	32,584
Interest	43,419

Total investment income	32,886,413

Expenses
Management fees	8,142,967
Distribution and service plan fees:
Service shares	1,209,093
Class 4 shares	94,950
Transfer and shareholder servicing agent fees:
Non-Service shares	664,830
Service shares	485,665
Class 3 shares	99,249
Class 4 shares	37,978
Shareholder communications:
Non-Service shares	68,302
Service shares	49,746
Class 3 shares	10,216
Class 4 shares	3,900
Custodian fees and expenses	147,843
Trustees’ compensation	29,312
Other	69,668

Total expenses	11,113,719
Less waivers and reimbursements of expenses	(16,369)

Net expenses	11,097,350

Net Investment Income	21,789,063

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies (net of foreign capital gains tax of $264,531)	53,947,138
Foreign currency transactions	5,524,590

Net realized gain	59,471,728
Net change in unrealized appreciation/depreciation on:
Investments	(182,670,419)
Translation of assets and liabilities denominated in foreign currencies	(94,193,586)

Net change in unrealized appreciation/depreciation	(276,864,005)

Net Decrease in Net Assets Resulting from Operations	$(195,603,214)

See accompanying Notes to Financial Statements.
12 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	June 30, 2010	December 31,
	(Unaudited)	2009

Operations
Net investment income	$21,789,063	$31,953,433
Net realized gain (loss)	59,471,728	(65,102,360)
Net change in unrealized appreciation/depreciation	(276,864,005)	806,598,818

Net increase (decrease) in net assets resulting from operations	(195,603,214)	773,449,891

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(19,240,136)	(27,800,589)
Service shares	(12,039,643)	(16,163,769)
Class 3 shares	(2,863,873)	(4,130,611)
Class 4 shares	(934,492)	(1,262,683)

	(35,078,144)	(49,357,652)
Distributions from net realized gain:
Non-Service shares	—	(26,507,538)
Service shares	—	(17,924,453)
Class 3 shares	—	(3,946,570)
Class 4 shares	—	(1,437,851)

	—	(49,816,412)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(48,580,057)	(140,936,466)
Service shares	(1,939,125)	(37,527,816)
Class 3 shares	(13,332,752)	(22,954,318)
Class 4 shares	(2,796,713)	(4,666,393)

	(66,648,647)	(206,084,993)

Net Assets
Total increase (decrease)	(297,330,005)	468,190,834
Beginning of period	2,629,480,551	2,161,289,717

End of period (including accumulated net investment income of $17,036,775 and $30,325,856, respectively)	$2,332,150,546	$2,629,480,551

See accompanying Notes to Financial Statements.
13 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2010				Year Ended December 31,
Non-Service Shares	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$26.50	$20.21	$36.60	$36.79	$33.38	$29.51

Income (loss) from investment operations:
Net investment income[1]	.23	.33	.55	.45	.43	.32
Net realized and unrealized gain (loss)	(2.23)	6.94	(14.46)	1.69	5.20	3.85

Total from investment operations	(2.00)	7.27	(13.91)	2.14	5.63	4.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.38)	(.50)	(.46)	(.50)	(.36)	(.30)
Distributions from net realized gain	—	(.48)	(2.02)	(1.83)	(1.86)	—

Total dividends and/or distributions to shareholders	(.38)	(.98)	(2.48)	(2.33)	(2.22)	(.30)

Net asset value, end of period	$24.12	$26.50	$20.21	$36.60	$36.79	$33.38

Total Return, at Net Asset Value[2]	(7.69)%	39.77%	(40.19)%	6.32%	17.69%	14.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,197,339	$1,364,597	$1,150,113	$2,193,638	$2,297,315	$2,124,413

Average net assets (in thousands)	$1,339,829	$1,206,240	$1,679,720	$2,302,726	$2,189,511	$2,123,523

Ratios to average net assets:[3]
Net investment income	1.79%	1.51%	1.95%	1.21%	1.27%	1.08%
Total expenses	0.76%[4]	0.75%[4]	0.65%[4]	0.65%[4]	0.66%[4]	0.67%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.75%	0.65%	0.65%	0.66%	0.67%

Portfolio turnover rate	9%	11%	19%	18%	21%	35%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	0.76%
Year Ended December 31, 2009	0.75%
Year Ended December 31, 2008	0.65%
Year Ended December 31, 2007	0.65%
Year Ended December 31, 2006	0.66%
See accompanying Notes to Financial Statements.
14 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

	Six Months
	Ended
	June 30, 2010				Year Ended December 31,
Service Shares	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$26.28	$20.02	$36.27	$36.49	$33.16	$29.33

Income (loss) from investment operations:
Net investment income[1]	.20	.27	.47	.33	.33	.24
Net realized and unrealized gain (loss)	(2.22)	6.90	(14.32)	1.72	5.16	3.84

Total from investment operations	(2.02)	7.17	(13.85)	2.05	5.49	4.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.32)	(.43)	(.38)	(.44)	(.30)	(.25)
Distributions from net realized gain	—	(.48)	(2.02)	(1.83)	(1.86)	—

Total dividends and/or distributions to shareholders	(.32)	(.91)	(2.40)	(2.27)	(2.16)	(.25)

Net asset value, end of period	$23.94	$26.28	$20.02	$36.27	$36.49	$33.16

Total Return, at Net Asset Value[2]	(7.79)%	39.36%	(40.33)%	6.08%	17.36%	14.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$890,789	$980,485	$772,107	$1,300,989	$983,558	$557,284

Average net assets (in thousands)	$978,756	$830,887	$1,051,239	$1,180,656	$750,499	$413,849

Ratios to average net assets:[3]
Net investment income	1.55%	1.23%	1.70%	0.91%	0.98%	0.79%
Total expenses	1.01%[4]	1.00%[4]	0.90%[4]	0.89%[4]	0.91%[4]	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.00%	0.90%	0.89%	0.91%	0.92%

Portfolio turnover rate	9%	11%	19%	18%	21%	35%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	1.01%
Year Ended December 31, 2009	1.00%
Year Ended December 31, 2008	0.90%
Year Ended December 31, 2007	0.89%
Year Ended December 31, 2006	0.91%
See accompanying Notes to Financial Statements.
15 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	June 30, 2010				Year Ended December 31,
Class 3 Shares	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$26.67	$20.34	$36.82	$36.99	$33.55	$29.65

Income (loss) from investment operations:
Net investment income[1]	.24	.33	.56	.45	.43	.32
Net realized and unrealized gain (loss)	(2.25)	6.98	(14.56)	1.71	5.23	3.88

Total from investment operations	(2.01)	7.31	(14.00)	2.16	5.66	4.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.38)	(.50)	(.46)	(.50)	(.36)	(.30)
Distributions from net realized gain	—	(.48)	(2.02)	(1.83)	(1.86)	—

Total dividends and/or distributions to shareholders	(.38)	(.98)	(2.48)	(2.33)	(2.22)	(.30)

Net asset value, end of period	$24.28	$26.67	$20.34	$36.82	$36.99	$33.55

Total Return, at Net Asset Value[2]	(7.68)%	39.70%	(40.19)%	6.34%	17.69%	14.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$175,561	$206,356	$175,971	$361,621	$395,901	$346,064

Average net assets (in thousands)	$200,018	$182,553	$269,650	$391,270	$369,406	$296,252

Ratios to average net assets:[3]
Net investment income	1.78%	1.49%	1.95%	1.22%	1.26%	1.06%
Total expenses	0.76%[4]	0.75%[4]	0.65%[4]	0.65%[4]	0.66%[4]	0.67%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.75%	0.65%	0.65%	0.66%	0.67%

Portfolio turnover rate	9%	11%	19%	18%	21%	35%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	0.76%
Year Ended December 31, 2009	0.75%
Year Ended December 31, 2008	0.65%
Year Ended December 31, 2007	0.65%
Year Ended December 31, 2006	0.66%
See accompanying Notes to Financial Statements.
16 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

	Six Months
	Ended
	June 30, 2010				Year Ended December 31,
Class 4 Shares	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$26.32	$20.03	$36.28	$36.49	$33.15	$29.35

Income (loss) from investment operations:
Net investment income[1]	.20	.27	.47	.34	.34	.24
Net realized and unrealized gain (loss)	(2.22)	6.92	(14.34)	1.70	5.16	3.84

Total from investment operations	(2.02)	7.19	(13.87)	2.04	5.50	4.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.32)	(.42)	(.36)	(.42)	(.30)	(.28)
Distributions from net realized gain	—	(.48)	(2.02)	(1.83)	(1.86)	—

Total dividends and/or distributions to shareholders	(.32)	(.90)	(2.38)	(2.25)	(2.16)	(.28)

Net asset value, end of period	$23.98	$26.32	$20.03	$36.28	$36.49	$33.15

Total Return, at Net Asset Value[2]	(7.79)%	39.38%	(40.35)%	6.06%	17.40%	14.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$68,462	$78,043	$63,099	$123,542	$114,232	$90,604

Average net assets (in thousands)	$76,537	$66,965	$93,909	$122,385	$100,973	$61,380

Ratios to average net assets:[3]
Net investment income	1.54%	1.22%	1.69%	0.93%	1.00%	0.79%
Total expenses	1.01%[4]	1.00%[4]	0.91%[4]	0.90%[4]	0.91%[4]	0.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.00%	0.91%	0.90%	0.91%	0.93%

Portfolio turnover rate	9%	11%	19%	18%	21%	35%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	1.01%
Year Ended December 31, 2009	1.00%
Year Ended December 31, 2008	0.91%
Year Ended December 31, 2007	0.90%
Year Ended December 31, 2006	0.91%
See accompanying Notes to Financial Statements.
17 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Global Securities Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Non-Service, Service, Class 3 and Class 4 shares. All classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares being designated as Service shares and Class 4 shares are subject to a distribution and service plan. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The Fund assesses a 1% fee on the proceeds of Class 3 and Class 4 shares that are redeemed (either by selling or exchanging to another Oppenheimer fund or other investment option offered through your variable life insurance or variable annuity contract) within 60 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.
The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
18 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income
19 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended December 31, 2009, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2009, the Fund had available for federal income tax purposes post-October foreign currency losses of $77,800 and unused capital loss carryforward as follows:

Expiring

2017	$79,199,153
As of June 30, 2010, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $19,805,225 expiring by 2017. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2010, it is estimated that the Fund will utilize $59,471,728 of capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,241,595,666

Gross unrealized appreciation	$328,795,574
Gross unrealized depreciation	(247,498,072)

Net unrealized appreciation	$81,297,502

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
20 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	1,775,941	$46,882,685	4,700,539	$96,201,259
Dividends and/or distributions reinvested	719,257	19,240,136	3,644,841	54,308,127
Redeemed	(4,350,007)	(114,702,878)	(13,740,529)	(291,445,852)

Net decrease	(1,854,809)	$(48,580,057)	(5,395,149)	$(140,936,466)

21 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
2. Shares of Beneficial Interest Continued

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Service Shares
Sold	2,051,331	$53,940,393	2,545,715	$56,464,839
Dividends and/or distributions reinvested	453,129	12,039,643	2,301,703	34,088,222
Redeemed	(2,601,469)	(67,919,161)	(6,110,959)	(128,080,877)

Net decrease	(97,009)	$(1,939,125)	(1,263,541)	$(37,527,816)

Class 3 Shares
Sold	116,061	$3,126,005	250,961	$5,397,159
Dividends and/or distributions reinvested	106,385	2,863,873	538,120	8,077,181
Redeemed	(728,614)	(19,322,630)[1]	(1,702,099)	(36,428,658)[2]

Net decrease	(506,168)	$(13,332,752)	(913,018)	$(22,954,318)

Class 4 Shares
Sold	40,967	$1,095,341	131,734	$2,846,292
Dividends and/or distributions reinvested	35,118	934,492	181,977	2,700,534
Redeemed	(185,983)	(4,826,546)[1]	(497,765)	(10,213,219)[2]

Net decrease	(109,898)	$(2,796,713)	(184,054)	$(4,666,393)

1.	Net of redemption fees of $5,288 and $2,698 for Class 3 and Class 4, respectively.

2.	Net of redemption fees of $5,426 and $4,411 for Class 3 and Class 4, respectively.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$222,842,845	$308,083,368
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of the daily net assets of each class of shares. For the six months ended June 30, 2010, the Fund paid $1,310,978 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares and Class 4 Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares and Class 4 shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares and Class 4 shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares and Class 4 shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal
22 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

service and maintenance of accounts of their variable contract owners that hold Service shares and Class 4 shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares and Class 4 shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets will not exceed the annual rate of 1.00% for Non-Service and Class 3 shares and 1.25% for Service and Class 4 shares.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $16,369 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Foreign Currency Exchange Contracts
The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Foreign currency exchange contracts, if any, are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
23 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
7. Pending Litigation Continued
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for “improper investments,” “breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
24 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
25 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

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26 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

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27 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

OPPENHEIMER GLOBAL SECURITIES FUND/VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Rajeev Bhaman, Vice President and Portfolio Manager
Thomas W. Keffer, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered	KPMG llp
Public Accounting Firm

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses and, if available, summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firms.
©2010 OppenheimerFunds, Inc. All rights reserved.

June 30, 2010 Oppenheimer High Income Fund/VA Semiannual Report A Series of Oppenheimer Variable Account Funds SEMIANNUAL REPORT Fund Performance Discussion Listing of Top Holdings Listing of Investments Financial Statements

OPPENHEIMER HIGH INCOME FUND/VA
Fund Objective. The Fund seeks a high level of current income from investment in high-yield, fixed-income securities.
Portfolio Manager: Joseph Welsh
Cumulative Total Returns
For the 6-Month Period Ended 6/30/10

Non-Service Shares	2.96%	Class 3	2.90%
Service Shares	2.68	Class 4	2.63
Average Annual Total Returns
For the Periods Ended 6/30/10

	1-Year	5-Year	10-Year

Non-Service Shares	21.34%	–21.08%	–8.74%

			Since
			Inception
	1-Year	5-Year	(9/18/01)

Service Shares	22.35%	–21.07%	–9.67%

			Since
			Inception
	1-Year	5-Year	(5/1/07)

Class 3	22.61%	N/A	–34.20%
Class 4	22.06%	N/A	–34.08%
Expense Ratios
For the Fiscal Year Ended 12/31/09

	Gross	Net
	Expense	Expense
	Ratios	Ratios

Non-Service Shares	0.96%	0.59%
Service Shares	1.23	0.82
Class 3	0.99	0.55
Class 4	1.21	0.82
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
Credit Allocation

	NRSRO-Rated	Manager-Rated	Total

AAA	6.4%	—%	6.4%
BBB	0.5	—	0.5
BB	8.4	—	8.4
B	48.2	1.0	49.2
CCC	27.2	—	27.2
CC	0.5	—	0.5
C	—	0.6	0.6
D	1.4	1.0	2.4
	92.6	2.6	95.2
Not Rated			4.8

Total			100.0%
Percentages are as of June 30, 2010, are subject to change and are dollar-weighted based on the market value of the Fund’s securities and derivatives. The Fund’s investment adviser, OppenheimerFunds, Inc. (“OFI”), determines the “Credit Allocation” of the Fund’s securities and derivatives using ratings by “Nationally Recognized Statistical Rating Organizations” (“NRSROs”), such as Standard & Poor’s Corporation (“S&P”). If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities rated only by an NRSRO other than S&P, OFI converts that rating to the equivalent S&P credit rating. OFI may use its own credit analysis to assign ratings to securities not rated by an NRSRO using rating denominations similar to those of S&P. Securities issued or guaranteed by the U.S. government or an agency or instrumentality thereof are assigned a credit rating equal to the sovereign credit rating assigned to the U.S. by S&P. A similar process is used for securities issued or guaranteed by a foreign sovereign or supranational entity. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned the Fund’s S&P rating, which is currently AAA. More information about securities ratings is contained in the Fund’s Statement of Additional Information.
Corporate Bonds & Notes—Top Ten Industries

Oil, Gas & Consumable Fuels	8.2%
Media	7.1
Hotels, Restaurants & Leisure	5.4
Diversified Telecommunication Services	5.1
Paper & Forest Products	4.1
Health Care Providers & Services	3.9
Wireless Telecommunication Services	3.7
Chemicals	2.9
Airlines	2.8
Aerospace & Defense	2.6
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on net assets.
2 | OPPENHEIMER HIGH INCOME FUND/VA

FUND PERFORMANCE DISCUSSION
For the six-month period ended June 30, 2010, Oppenheimer High Income Fund/VA’s Non-Service shares returned 2.96%, compared to the BofA Merrill Lynch High Yield Master Index, which returned 4.83%.
     An economic recovery that began in 2009 continued during the first half of 2010 as manufacturing activity increased, housing markets appeared to stabilize and corporate earnings rebounded. The economic expansion was sparked, in part, by historically low short-term interest rates from the Federal Reserve Board and a massive stimulus program adopted by the Federal Government. Improving economic conditions helped lift the prices of higher yielding fixed-income securities in the first quarter of 2010, including mortgage-backed securities, asset-backed securities and high yield corporate bonds.
     Investor sentiment changed sharply in the second quarter, however, when a number of global developments threatened the recovery. A sovereign debt crisis arose in Europe, where Greece in particular struggled to finance its heavy debt load, focusing attention on the similar problems of European nations such as Ireland, Spain, Hungary and others. Although the International Monetary Fund and the European Union came to Greece’s aid, investors worried that other nations might succumb to the same fiscal pressures. Meanwhile, surging property values in China sparked inflation fears, and investors worried that higher short-term interest rates and tighter lending restrictions might damage a primary engine of the global rebound. The United States also encountered greater economic uncertainty when retail sales, employment and housing indicators sent mixed signals regarding the future of the domestic recovery.
     As a result, higher yielding sectors of the bond market lost value, giving back many of the reporting period’s previous gains, while traditionally defensive U.S. Government securities generally rallied. The resulting increased market volatility somewhat spooked high yield corporate issuers as second quarter new issuance fell significantly from the first quarter. In spite of this drop, issuance for the entire first half of 2010 was robust, and still put the market on pace to surpass last year’s record of $180 billion. The yield spread between high yield corporate bonds and U.S. Treasuries, one measure of the risk premium in the market, increased during the second quarter. The reversal of the risk appetite that had lasted over the past several quarters was also evident as bonds rated BB outperformed CCC-rated securities during this time.
     For the reporting period, the Fund received positive contributions from its exposure to aerospace & defense, broadcasting, and housing-related securities. In terms of detractors from performance, the Fund’s exposure to transportation, financials, gaming-leisure and containers & packaging-related securities negatively impacted performance during the period.
     As of June 30, 2010, the Fund’s largest overweights relative to the benchmark were in paper & forest products, containers & packaging, aerospace & defense, and broadcasting-related securities. We believe that these industries should perform well as, in our opinion, they offer attractive valuations. Meanwhile, the Fund was least exposed on a relative basis to financials, metals & mining and utilities related-securities.
     While the stellar high yield rally of 2009 slowed considerably during the reporting period, we are still ultimately positive on the high yield space. Although the overshoot in spread widening that occurred at the end of 2008 and early 2009 has been corrected for the most part, spreads are still consistent with coming out of a “normal” recession. While economic data largely continues to improve, unemployment, housing, and the eventual removal of government support programs may hinder growth. As a result, we feel that outperformance for the rest of 2010 may be achieved through specific credit selection. This type of environment should play well to our fundamental, value-oriented process that evaluates market opportunities on a security-by-security basis.
3 | OPPENHEIMER HIGH INCOME FUND/VA

FUND PERFORMANCE DISCUSSION
     Fixed income investing entails credit risks and interest rate risks. When interest rates rise, bond prices generally fall, and the Fund’s share prices can fall. The Fund may invest in below-investment-grade (“junk”) bonds, which are more at risk of default and are subject to liquidity risk. Mortgage-related securities have greater potential for loss when interest rates rise. The Fund also invests in derivative instruments, investments whose values depend on the performance of an underlying security, asset, interest rate, index or currency and entail potentially higher volatility and risk of loss compared to traditional stock or bond investments.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER HIGH INCOME FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.
5 | OPPENHEIMER HIGH INCOME FUND/VA

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2010	June 30, 2010	June 30, 2010

Actual
Non-Service Shares	$1,000.00	$1,029.60	$3.12
Service shares	1,000.00	1,026.80	4.43
Class 3	1,000.00	1,029.00	3.12
Class 4	1,000.00	1,026.30	4.43

Hypothetical (5% return before expenses)
Non-Service Shares	1,000.00	1,021.72	3.11
Service shares	1,000.00	1,020.43	4.42
Class 3	1,000.00	1,021.72	3.11
Class 4	1,000.00	1,020.43	4.42
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2010 are as follows:

Class	Expense Ratios

Non-Service Shares	0.62%
Service shares	0.88
Class 3	0.62
Class 4	0.88
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
6 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS June 30, 2010 / Unaudited

	Principal
	Amount	Value

Corporate Bonds and Notes—87.0%
Consumer Discretionary—20.4%
Auto Components—1.3%
Allison Transmission, Inc., 11% Sr. Nts., 11/1/15[1]	$1,030,000	$1,084,075
Visteon Corp.:
7% Sr. Unsec. Nts., 3/10/14[2,3]	425,000	465,375
8.25% Sr. Unsec. Nts., 8/1/10[2,3]	45,000	49,275

		1,598,725

Diversified Consumer Services—0.3%
StoneMor Operating LLC/Cornerstone Family Service of West Virginia, Inc./Osiris Holdings of Maryland Subsidiary, Inc., 10.25% Sr. Nts., 12/1/17[1]	340,000	346,800

Hotels, Restaurants & Leisure—5.4%
CCM Merger, Inc., 8% Unsec. Nts., 8/1/13[1]	410,000	377,200
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16[1]	350,000	347,813
Greektown Holdings, Inc., 10.75% Sr. Nts., 12/1/13[1,2,3]	1,155,000	79,406
Harrah’s Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	1,123,000	926,475
Isle of Capri Casinos, Inc., 7% Sr. Unsec. Sub. Nts., 3/1/14	685,000	619,925
Landry’s Restaurants, Inc., 11.625% Sr. Sec. Nts., 12/1/15	455,000	473,200
Mashantucket Pequot Tribe, 8.50% Bonds, Series A, 11/15/15[1,2]	1,505,000	237,038
MGM Mirage, Inc.:
5.875% Sr. Nts., 2/27/14	430,000	342,925
6.75% Sr. Unsec. Nts., 4/1/13	965,000	866,088
Mohegan Tribal Gaming Authority:
6.125% Sr. Unsec. Sub. Nts., 2/15/13	280,000	228,200
8% Sr. Sub. Nts., 4/1/12	595,000	522,113
11.50% Sr. Sec. Nts., 11/1/17[1]	675,000	671,625
Pinnacle Entertainment, Inc.:
8.625% Sr. Nts., 8/1/17[1]	110,000	113,850
8.75% Sr. Sub. Nts., 5/15/20[1]	235,000	218,844
Station Casinos, Inc., 6.50% Sr. Unsec. Sub. Nts., 2/1/14[2,3]	2,595,000	32,438
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16	750,000	761,250

		6,818,390

Household Durables—1.7%
Beazer Homes USA, Inc., 6.875% Sr. Unsec. Nts., 7/15/15	345,000	304,463
K. Hovnanian Enterprises, Inc.:
7.75% Sr. Unsec. Sub. Nts., 5/15/13	285,000	249,375
8.875% Sr. Sub. Nts., 4/1/12	705,000	655,650
Libbey Glass, Inc., 10% Sr. Sec. Nts., 2/15/15[4]	445,000	462,800
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Luxembourg SA, 8.50% Sr. Nts., 5/15/18[1]	480,000	473,400

		2,145,688

Leisure Equipment & Products—1.7%
Colt Defense LLC/Colt Finance Corp., 8.75% Sr. Unsec. Nts., 11/15/17[1]	500,000	398,750
Eastman Kodak Co., 9.75% Sr. Sec. Nts., 3/1/18[1]	995,000	985,050
Easton-Bell Sports, Inc., 9.75% Sr. Sec. Nts., 12/1/16[1]	715,000	743,600

		2,127,400

Media—7.1%
American Media Operations, Inc.:
5.895% Sr. Unsec. Nts., 5/1/13[1,5]	1,936	1,268
9.17% Sr. Sub. Nts., 11/1/13[1,5]	2,366,977	1,550,370
Belo (A.H.) Corp., 7.75% Sr. Unsec. Unsub. Debs., 6/1/27	368,000	326,600
Cengage Learning Acquisitions, Inc., 13.25% Sr. Sub. Nts., 7/15/15[1]	355,000	331,925
Charter Communications, Inc., 13.50% Sr. Nts., 11/30/16	828,694	969,572
Clear Channel Communications, Inc.:
4.40% Sr. Unsec. Unsub. Nts., 5/15/11	95,000	90,725
6.25% Nts., 3/15/11	620,000	599,850
10.75% Sr. Unsec. Unsub. Nts., 8/1/16	745,000	527,088
Gray Television, Inc., 10.50% Sr. Sec. Nts., 6/29/15[1]	1,245,000	1,213,875
Marquee Holdings, Inc., 9.505% Sr. Nts., 8/15/14[6]	310,000	256,525
Media General, Inc., 11.75% Sr. Sec. Nts., 2/15/17[1]	745,000	759,900
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14[2]	1,460,000	146
6.875% Sr. Unsec. Sub. Nts., 10/1/13[2,3]	2,510,000	251
Nexstar Broadcasting, Inc., 8.875% Sr. Sec. Nts., 4/15/17[1]	180,000	181,800
Radio One, Inc., 6.375% Sr. Unsec. Sub. Nts., 2/15/13	140,000	119,700
Reader’s Digest Association, Inc., 9.50% Sr. Sec. Nts., 2/15/17[1,6]	355,000	355,888
TL Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15[1]	825,000	771,375
7 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Media Continued
Umbrella Acquisition, Inc., 9.135% Sr. Unsec. Unsub. Nts., 3/15/15[1,5]	$711,688	$596,039
WMG Holdings Corp., 9.50% Sr. Unsec. Nts., 12/15/14	360,000	360,000

		9,012,897

Multiline Retail—1.2%
Bon-Ton Stores, Inc. (The), 10.25% Sr. Unsec. Unsub. Nts., 3/15/14	935,000	923,313
Neiman Marcus Group, Inc. (The):
9% Sr. Unsec. Nts., 10/15/15	315,000	317,363
10.375% Sr. Unsec. Sub. Nts., 10/15/15	310,000	316,975

		1,557,651

Specialty Retail—1.7%
Burlington Coat Factory Warehouse Corp., 11.125% Sr. Unsec. Nts., 4/15/14	1,195,000	1,242,800
Toys R Us, Inc., 7.375% Sr. Unsec. Unsub. Bonds, 10/15/18	1,005,000	949,725

		2,192,525

Consumer Staples—3.9%
Food & Staples Retailing—1.3%
Pantry, Inc. (The), 7.75% Sr. Unsec. Sub. Nts., 2/15/14	355,000	344,350
Real Time Data Co., 11% Nts., 5/31/09[2,3,4,5]	476,601	—
Rite Aid Corp., 7.50% Sr. Sec. Nts., 3/1/17	925,000	823,250
Susser Holdings LLC/Susser Finance Corp., 8.50% Sr. Nts., 5/15/16[1]	515,000	517,575

		1,685,175

Food Products—2.4%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[1]	665,000	686,613
ASG Consolidated LLC, 13.65% Sr. Nts., 5/15/17[1,5]	540,000	490,050
JBS USA LLC/JBS USA Finance, Inc., 11.625% Sr. Nts., 5/1/14	590,000	664,488
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625% Sr. Sub. Nts., 4/1/17	720,000	754,200
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[1]	380,000	366,700

		2,962,051

Household Products—0.2%
Spectrum Brands Holdings, Inc., 9.50% Sr. Sec. Nts., 6/15/18[1]	225,000	232,313

Energy—10.1%
Energy Equipment & Services—1.9%
Gibson Energy ULC/GEP Midstream Finance Corp., 10% Sr. Unsec. Nts., 1/15/18	305,000	291,275
Global Geophysical Services, Inc., 10.50% Sr. Unsec Nts., 5/1/17[1]	935,000	902,275
North American Energy Alliance LLC, 10.875% Sr. Sec. Nts., 6/1/16[1]	650,000	672,750
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17[1]	545,000	555,900

		2,422,200

Oil, Gas & Consumable Fuels—8.2%
Alon Refining Krotz Springs, Inc., 13.50% Sr. Sec. Nts., 10/15/14	555,000	538,350
Antero Resources Finance Corp., 9.375% Sr. Nts., 12/1/17[1]	670,000	673,350
Atlas Energy Resources LLC, 10.75% Sr. Unsec. Nts., 2/1/18	970,000	1,039,113
Atlas Pipeline Partners LP, 8.125% Sr. Unsec. Nts., 12/15/15	555,000	513,375
Bill Barrett Corp., 9.875% Sr. Nts., 7/15/16	585,000	623,025
Chaparral Energy, Inc., 8.875% Sr. Unsec. Nts., 2/1/17	615,000	568,875
Chesapeake Energy Corp., 6.625% Sr. Unsec. Nts., 1/15/16	340,000	347,225
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Nts., 12/15/17[1]	535,000	532,325
CONSOL Energy, Inc., 8.25% Sr. Nts., 4/1/20[1]	315,000	329,963
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875% Sr. Unsec. Nts., 2/15/18	195,000	195,731
Linn Energy LLC, 8.625% Sr. Unsec. Nts., 4/15/20[1]	645,000	663,544
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[1]	1,035,000	1,035,000
Penn Virginia Resource Partners LP, 8.25% Sr. Unsec. Unsub. Nts., 4/15/18	235,000	232,063
Petrohawk Energy Corp., 10.50% Sr. Unsec. Nts., 8/1/14	520,000	561,600
Quicksilver Resources, Inc.:
8.25% Sr. Unsec. Nts., 8/1/15	115,000	114,138
9.125% Sr. Unsec. Nts., 8/15/19	235,000	239,700
11.75% Sr. Nts., 1/1/16	615,000	681,113
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	95,000	99,631
SandRidge Energy, Inc.:
8.75% Sr. Nts., 1/15/20[1]	560,000	534,800
8 | OPPENHEIMER HIGH INCOME FUND/VA

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels Continued
SandRidge Energy, Inc.: Continued
9.875% Sr. Unsec. Nts., 5/15/16[1]	$565,000	$576,300
Western Refining, Inc., 11.25% Sr. Sec. Nts., 6/15/17[1]	305,000	279,075

		10,378,296

Financials—5.5%
Capital Markets—2.4%
Berry Plastics Holding Corp., 10.25% Sr. Unsec. Sub. Nts., 3/1/16	300,000	263,250
E*TRADE Financial Corp., 12.50% Sr. Unsec. Unsub. Nts., 11/30/17[5]	335,000	357,613
Graham Packaging Co. LP, 9.875% Sr. Unsec. Sub. Nts., 10/15/14	980,000	1,006,950
Nationstar Mortgage LLC/Nationstar Capital Corp., 10.875% Sr. Nts., 4/1/15[1]	1,725,000	1,362,750

		2,990,563

Commercial Banks—0.5%
CIT Group, Inc., 7% Sr. Sec. Bonds, 5/1/17	720,000	651,600

Consumer Finance—0.6%
SLM Corp., 8.45% Sr. Unsec. Nts., Series A, 6/15/18	660,000	610,348
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15[1]	185,000	193,325

		803,673

Insurance—1.5%
American General Finance, 6.90% Nts., Series J, 12/15/17	535,000	428,669
International Lease Finance Corp.:
5.875% Unsec. Unsub. Nts., 5/1/13	710,000	658,525
8.625% Sr. Nts., 9/15/15[1]	410,000	389,500
Multiplan, Inc., 10.375% Sr. Sub. Nts., 4/15/16[1]	400,000	412,000

		1,888,694

Real Estate Management & Development—0.5%
Realogy Corp., 10.50% Sr. Unsec. Nts., 4/15/14	700,000	596,750

Health Care—5.7%
Health Care Equipment & Supplies—1.0%
Biomet, Inc., 10.375% Sr. Unsec. Nts., 10/15/17[5]	460,000	496,800
Inverness Medical Innovations, Inc., 7.875% Sr. Unsec. Unsub. Nts., 2/1/16	385,000	378,263
Universal Hospital Services, Inc., 8.50% Sr. Sec. Nts., 6/1/15[5]	350,000	346,500

		1,221,563

Health Care Providers & Services—3.9%
Apria Healthcare Group, Inc., 12.375% Sr. Sec. Nts., 11/1/14[1]	555,000	595,238
Capella Healthcare, Inc., 9.25% Sr. Unsec. Nts., 7/1/17[1]	95,000	96,188
Catalent Pharma Solutions, Inc., 8.956% Sr. Unsec. Nts., 4/15/15[5]	495,151	474,107
Community Health Systems, Inc., 8.875% Sr. Unsec. Nts., 7/15/15	445,000	460,019
HCA, Inc., 6.375% Nts., 1/15/15	380,000	356,725
HEALTHSOUTH Corp., 10.75% Sr. Unsec. Nts., 6/15/16	565,000	613,025
OnCure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17[1]	235,000	221,488
Radiation Therapy Services, Inc., 9.875% Sr. Sub. Nts., 4/15/17[1]	310,000	299,150
Rural/Metro Corp., 0%/12.75% Sr. Unsec. Nts., 3/15/16[7]	680,000	719,950
US Oncology Holdings, Inc., 6.643% Sr. Unsec. Nts., 3/15/12[5,6]	620,000	579,700
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	475,000	458,375

		4,873,965

Health Care Technology—0.2%
Merge Healthcare, Inc., 11.75% Sr. Sec. Nts., 5/1/15[1]	320,000	316,800

Pharmaceuticals—0.6%
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts., 11/15/14	715,000	754,325

Industrials—13.3%
Aerospace & Defense—2.6%
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17[1,8]	485,000	488,638
Hawker Beechcraft Acquisition Co. LLC, 8.50% Sr. Unsec. Nts., 4/1/15	1,435,000	1,156,969
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18[1]	895,000	917,375
Vought Aircraft Industries, Inc., 8% Sr. Nts., 7/15/11	730,000	733,650

		3,296,632

Airlines—2.8%
American Airlines, Inc., 10.50% Sr. Sec. Nts., 10/15/12[1]	735,000	766,238
Delta Air Lines, Inc.:
9.50% Sr. Sec. Nts., 9/15/14[1]	160,000	168,800
12.25% Sr. Sec. Nts., 3/15/15[1]	1,140,000	1,222,650
9 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Airlines Continued
United Air Lines, Inc.:
9.875% Sr. Sec. 1st Lien Nts., 8/1/13[4]	$585,000	$602,550
12% Sr. Sec. 2nd Lien Nts., 11/1/13[4]	760,000	794,200

		3,554,438

Building Products—1.8%
AMH Holdings, Inc., 11.25% Sr. Unsec. Nts., 3/1/14	1,285,000	1,317,125
Goodman Global Group, Inc., 11.841% Sr. Nts., 12/15/14[1,9]	820,000	504,300
Ply Gem Industries, Inc., 13.125% Sr. Sub. Nts., 7/15/14[1]	485,000	493,488

		2,314,913

Commercial Services & Supplies—1.0%
ACCO Brands Corp., 10.625% Sr. Sec. Nts., 3/15/15	270,000	294,300
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05[2,3]	200,000	—
West Corp., 9.50% Sr. Unsec. Nts., 10/15/14	895,000	903,950

		1,198,250

Machinery—1.5%
ArvinMeritor, Inc., 10.625% Sr. Unsec. Nts., 3/15/18	770,000	820,050
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16[1]	480,000	469,200
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	635,000	590,550

		1,879,800

Marine—0.6%
Marquette Transportation Co., 10.875% Sr. Sec. Nts., 1/15/17[1]	725,000	714,125

Professional Services—0.8%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[1]	855,000	816,525
Trans Union LLC/TransUnion Financing Corp., 11.375% Sr. Unsec. Nts., 6/15/18[1]	150,000	156,000

		972,525

Road & Rail—1.3%
Avis Budget Car Rental LLC:
7.625% Sr. Unsec. Unsub. Nts., 5/15/14	445,000	430,538
9.625% Sr. Nts., 3/15/18[1]	65,000	65,975
Hertz Corp., 10.50% Sr. Unsec. Sub. Nts., 1/1/16	210,000	218,925
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[1]	1,020,000	935,850

		1,651,288

Trading Companies & Distributors—0.9%
Ashtead Capital, Inc., 9% Nts., 8/15/16[1]	220,000	216,700
Ashtead Holdings plc, 8.625% Sr. Sec. Nts., 8/1/15[1]	215,000	213,925
United Rentals North America, Inc.:
7% Sr. Unsec. Unsub. Nts., 2/15/14	495,000	467,775
9.25% Sr. Unsec. Unsub. Nts., 12/15/19	275,000	278,438

		1,176,838

Information Technology—6.4%
Electronic Equipment & Instruments—1.7%
RBS Global, Inc./Rexnord Corp., 11.75% Sr. Unsec. Sub. Nts., 8/1/16	1,050,000	1,099,875
Sanmina-SCI Corp., 8.125% Sr. Sub. Nts., 3/1/16	1,010,000	999,900

		2,099,775

Internet Software & Services—0.5%
Bankrate, Inc., 11.75% Sr. Sec. Nts., 7/15/15[4,8]	370,000	371,850
Telcordia Technologies, Inc., 11% Sr. Sec. Nts., 5/1/18[1]	340,000	324,700

		696,550

IT Services—2.4%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	440,000	399,300
First Data Corp., 9.875% Sr. Unsec. Nts., 9/24/15	1,360,000	1,040,400
SunGard Data Systems, Inc.:
10.25% Sr. Unsec. Sub. Nts., 8/15/15	1,202,000	1,247,075
10.625% Sr. Unsec. Unsub. Nts., 5/15/15	300,000	322,125

		3,008,900

Semiconductors & Semiconductor Equipment—1.8%
Freescale Semiconductor, Inc.:
8.875% Sr. Unsec. Nts., 12/15/14	660,000	605,550
9.25% Sr. Sec. Nts., 4/15/18[1]	620,000	615,350
NXP BV/NXP Funding LLC:
7.875% Sr. Sec. Nts., 10/18/14	640,000	590,400
9.50% Sr. Unsec. Unsub. Nts., 10/15/15	625,000	525,000

		2,336,300

Materials—10.5%
Chemicals—2.9%
Hexion US Finance Corp./Hexion Nova Scota Finance ULC:
8.875% Sr. Sec. Nts., 2/1/18	1,025,000	930,188
9.75% Sr. Sec. Nts., 11/15/14	445,000	422,750
Huntsman International LLC:
7.375% Sr. Unsub. Nts., 1/1/15	405,000	380,700
8.625% Sr. Sub. Nts., 3/15/20[1]	350,000	324,625
10 | OPPENHEIMER HIGH INCOME FUND/VA

	Principal
	Amount	Value

Chemicals Continued
Lyondell Chemical Co., 11% Sr. Sec. Nts., 5/1/18	$629,345	$678,119
Momentive Performance Materials, Inc., 11.50% Sr. Unsec. Sub. Nts., 12/1/16	1,010,000	896,375

		3,632,757

Containers & Packaging—2.4%
Berry Plastics Holding Corp., 8.875% Sr. Sec. Nts., 9/15/14	1,070,000	1,035,225
Graphic Packing International, Inc., 9.50% Sr. Unsec. Unsub. Nts., 6/15/17	890,000	934,500
Jefferson Smurfit Corp.:
7.50% Sr. Unsec. Unsub. Nts., 6/1/13[2,3]	205,000	159,900
8.25% Sr. Unsec. Nts., 10/1/12[2,3]	595,000	468,563
Smurfit-Stone Container Corp., 8% Sr. Unsec. Unsub. Nts., 3/15/17[2,3]	395,000	307,113
Stone Container Corp., 8.375% Sr. Nts., 7/1/12[2,3]	205,000	160,413

		3,065,714

Metals & Mining—1.1%
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15[1]	485,000	412,250
Novelis, Inc., 7.25% Sr. Unsec. Nts., 2/15/15[6]	345,000	334,650
United Maritime LLC/United Maritime Group Finance Corp., 11.75% Sr. Sec. Nts., 6/15/15[1]	610,000	579,500

		1,326,400

Paper & Forest Products—4.1%
Abitibi-Consolidated Co. of Canada:
6% Sr. Unsec. Unsub. Nts., 6/20/13[2,3]	445,000	65,638
7.75% Sr. Unsec. Bonds, 8/1/30[2,3]	415,000	61,213
8.375% Sr. Unsec. Sub. Nts., 4/1/15[2,3]	445,000	65,638
Abitibi-Consolidated, Inc., 8.85% Unsec. Bonds, 8/1/30[2,3]	220,000	32,450
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15[1]	1,265,000	1,201,750
Bowater Pulp & Paper Canada, Inc., 10.60% Sr. Unsec. Nts., 1/15/11[2,3]	315,000	88,200
Bowater, Inc.:
6.50% Sr. Unsec. Nts., 6/15/13[2,3]	725,000	242,875
9% Sr. Unsec. Nts., 8/1/09[2,3]	185,000	61,975
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16[1]	647,000	511,130
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14	1,580,000	1,441,750
Verso Paper Holdings LLC:
9.125% Sr. Sec. Nts., 8/1/14	540,000	518,400
11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16	1,055,000	904,663

		5,195,682

Telecommunication Services—8.8%
Diversified Telecommunication Services—5.1%
Broadview Networks Holdings, Inc., 11.375% Sr. Sec. Nts., 9/1/12	340,000	331,500
Cincinnati Bell, Inc.:
8.25% Sr. Nts., 10/15/17	305,000	286,700
8.75% Sr. Unsec. Sub. Nts., 3/15/18	325,000	296,563
Global Crossing Ltd., 12% Sr. Sec. Nts., 9/15/15[1]	510,000	543,150
Intelsat Bermuda Ltd., 11.25% Sr. Unsec. Nts., 2/4/17	615,000	625,763
Intelsat Jackson Holdings SA, 11.25% Sr. Unsec. Nts., 6/15/16	320,000	342,400
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16[1]	900,000	868,500
Level 3 Financing, Inc., 9.25% Sr. Unsec. Unsub. Nts., 11/1/14	970,000	885,125
New Communications Holdings, Inc., 8.50% Sr. Nts., 4/15/20[1]	675,000	680,063
PAETEC Holding Corp., 9.50% Sr. Unsec. Unsub. Nts., 7/15/15	1,230,000	1,202,325
Windstream Corp., 8.625% Sr. Unsec. Unsub. Nts., 8/1/16	310,000	313,875
Winstar Communications, Inc., 12.75% Sr. Nts., 4/15/10[2,3]	1,000,000	1

		6,375,965

Wireless Telecommunication Services—3.7%
Clearwire Communications LLC/Clearwire Finance, Inc., 12% Sr. Sec. Nts., 12/1/15[1]	865,000	861,756
Cricket Communications, Inc., 9.375% Sr. Unsec. Nts., 11/1/14	1,210,000	1,234,200
MetroPCS Wireless, Inc., 9.25% Sr. Unsec. Nts., 11/1/14	1,220,000	1,262,700
Nextel Communications, Inc., 7.375% Sr. Nts., Series D, 8/1/15	525,000	501,375
Sprint Capital Corp., 8.75% Nts., 3/15/32	560,000	537,600
Sprint Nextel Corp., 8.375% Sr. Unsec. Unsub. Nts., 8/15/17	305,000	306,525
Teligent, Inc., 11.50% Sr. Nts., 12/1/08[2,3]	400,000	—

		4,704,156
11 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Utilities—2.4%
Electric Utilities—1.0%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17	$1,180,000	$761,100
Energy Future Holdings Corp., 10.875% Sr. Unsec. Nts., 11/1/17	250,000	186,250
Texas Competitive Electric Holdings Co. LLC, 10.25% Sr. Unsec. Nts., Series A, 11/1/15	510,000	339,150

		1,286,500

Energy Traders—1.4%
Dynegy Holdings, Inc., 8.375% Sr. Unsec. Nts., 5/1/16	370,000	294,613
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20[1]	460,000	460,000
NRG Energy, Inc.:
7.375% Sr. Nts., 1/15/17	335,000	332,488
7.375% Sr. Nts., 2/1/16	325,000	324,188
Reliant Energy, Inc., 7.625% Sr. Unsec. Unsub. Nts., 6/15/14	345,000	341,550

		1,752,839

Total Corporate Bonds and Notes (Cost $116,469,638)		109,818,391

	Shares

Preferred Stocks—1.5%
Ally Financial, Inc., 7%, Non-Vtg.[1,3]	766	595,445
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.[3,5]	13,764	—
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B, Non-Vtg.[3]	8,000	—
Greektown Holdings LLC, Preferred Stock[3]	11,550	1,305,150
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.[3,5]	342	—

Total Preferred Stocks (Cost $2,837,419)		1,900,595

Common Stocks—1.8%
American Media, Inc.[3,4]	9,424	1
Charter Communications, Inc., Cl. A3	40,830	1,441,299
Dana Holding Corp.[3]	27,080	270,800
Global Aviation Holdings, Inc.[3]	3	3,000
Orbcomm, Inc.[3]	1,127	2,051
Solutia, Inc.[3]	20,596	269,808
Sprint Nextel Corp.[3]	55,547	235,519

Total Common Stocks (Cost$2,017,563)		2,222,478

	Units	Value

Rights, Warrants and Certificates—0.0%
ASG Consolidated LLC/American Seafoods Group Wts., Strike Price $0.01, Exp. 5/15/18[1,3]	540	$40,770
Global Aero Logistics, Inc. Wts., Strike Price $10, Exp. 2/28/11[3]	570	6

Total Rights, Warrants and Certificates (Cost $8,239)		40,776

	Principal
	Amount

Loan Participations—3.1%
American Capital, Sr. Sec. Credit Facilities Revolving Term Loan, 6.75%, 5/16/12[6,8]	$740,000	738,150
CIT Group, Inc., Sr. Sec. Credit Facilities Expansion Term Loan, Tranche 2A, 9.50%, 1/18/12[6]	786,576	806,240
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan:
Tranche 3L, 3.195%, 10/19/15[5,6,8]	345,100	172,895
Tranche B, 3.195%, 10/19/15[5,6]	901,153	451,477
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 7/20/15	1,195,000	1,245,168
Six Flags, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 9.25%, 10/8/16[6]	520,000	518,700

Total Loan Participations (Cost $3,813,026)		3,932,630

	Shares

Investment Companies—6.4%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[10,11]	27,717	27,717
Oppenheimer Institutional Money Market Fund, Cl. E, 0.28%[10,12]	8,103,834	8,103,834

Total Investment Companies (Cost $8,131,551)		8,131,551
Total Investments, at Value (Cost $133,277,436)	99.8%	126,046,421
Other Assets Net of Liabilities	0.2	217,531

Net Assets	100.0%	$126,263,952

12 | OPPENHEIMER HIGH INCOME FUND/VA

Footnotes to Statement of Investments

1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $40,943,641 or 32.43% of the Fund’s net assets as of June 30, 2010.

2.	Issue is in default. See Note 1 of accompanying Notes.

3.	Non-income producing security.

4.	Restricted security. The aggregate value of restricted securities as of June 30, 2010 was $2,231,401, which represents 1.77% of the Fund’s net assets.
See Note 6 of accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

American Media, Inc.	2/2/09	$208,776	$1	$(208,775)
Bankrate, Inc., 11.75% Sr. Sec. Nts., 7/15/15	6/29/10	366,585	371,850	5,265
Libbey Glass, Inc., 10% Sr. Sec. Nts., 2/15/15	1/28/10	436,989	462,800	25,811
Real Time Data Co., 11% Nts., 5/31/09	6/30/99-5/31/01	365,810	—	(365,810)
United Air Lines, Inc., 9.875% Sr. Sec. 1st Lien Nts., 8/1/13	3/3/10-4/28/10	595,232	602,550	7,318
United Air Lines, Inc., 12% Sr. Sec. 2nd Lien Nts., 11/1/13	1/28/10-4/28/10	753,647	794,200	40,553

		$2,727,039	$2,231,401	$(495,638)

5.	Interest or dividend is paid-in-kind, when applicable.

6.	Represents the current interest rate for a variable or increasing rate security.

7.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

8.	When-issued security or delayed delivery to be delivered and settled after June 30, 2010. See Note 1 of accompanying Notes.

9.	Zero coupon bond reflects effective yield on the date of purchase.

10.	Rate shown is the 7-day yield as of June 30, 2010.

11.	Interest rate is less than 0.0005%.

12.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2009	Additions	Reductions	June 30, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	2,092,310	62,189,519	56,177,995	8,103,834

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$8,103,834	$6,294
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
13 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2010 based on valuation input level:

	Level 1—	Level 2—	Level 3—
	Unadjusted	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Value

Assets Table
Investments, at Value:
Corporate Bonds and Notes	$—	$109,729,793	$88,598	$109,818,391
Preferred Stocks	—	1,900,595	—	1,900,595
Common Stocks	2,219,477	1	3,000	2,222,478
Rights, Warrants and Certificates	—	40,770	6	40,776
Loan Participations	—	3,932,630	—	3,932,630
Investment Companies	8,131,551	—	—	8,131,551

Total Assets	$10,351,028	$115,603,789	$91,604	$126,046,421

Liabilities Table
Other Financial Instruments:
Depreciated swaps, at value	$—	$(35,423)	$—	$(35,423)

Total Liabilities	$—	$(35,423)	$—	$(35,423)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Credit Default Swap Contracts as of June 30, 2010 are as follows:

	Buy/Sell	Notional			Upfront
Reference Entity/	Credit	Amount	Pay/Receive	Termination	Payment		Unrealized
Swap Counterparty	Protection	(000’s)	Fixed Rate	Date	Received/Paid	Value	Depreciation

CDX North America
High Yield Index, Series 13
JPMorgan Chase Bank NA, NY Branch	Sell	$1,980	5%	12/20/14	$13,234	$(35,423)	$22,189

	Total	1,980			13,234	(35,423)	22,189

			Grand Total Buys		—	—	—
			Grand Total Sells		13,234	(35,423)	22,189

			Total Credit Default Swaps		$13,234	$(35,423)	$22,189

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum Potential
Type of Reference Asset	Payments for Selling Credit	Amount	Reference Asset
on which the Fund Sold Protection	Protection (Undiscounted)	Recoverable*	Rating Range**

Non-Investment Grade Corporate Debt Indexes	$1,980,000	$—	B+

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
See accompanying Notes to Financial Statements.
14 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited

June 30, 2010
Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $125,173,602)	$117,942,587
Affiliated companies (cost $8,103,834)	8,103,834

126,046,421

Receivables and other assets:
Interest, dividends and principal paydowns	2,619,269
Investments sold (including $278,066 sold on a when-issued or delayed delivery basis)	695,046
Other	11,766

Total assets	129,372,502

Liabilities
Depreciated swaps, at value (upfront payments received $13,234)	35,423
Payables and other liabilities:
Investments purchased (including $1,851,151 purchased on a when-issued or delayed delivery basis)	2,332,698
Shares of beneficial interest redeemed	609,204
Distribution and service plan fees	43,986
Shareholder communications	42,770
Transfer and shareholder servicing agent fees	10,431
Trustees’ compensation	9,639
Other	24,399

Total liabilities	3,108,550

Net Assets	$126,263,952

Composition of Net Assets
Par value of shares of beneficial interest	$65,917
Additional paid-in capital	409,848,343
Accumulated net investment income	7,934,131
Accumulated net realized loss on investments	(284,331,235)
Net unrealized depreciation on investments	(7,253,204)

Net Assets	$126,263,952

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $53,311,941 and 27,945,970 shares of beneficial interest outstanding)	$1.91
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $61,413,044 and 32,006,624 shares of beneficial interest outstanding)	$1.92
Class 3 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $4,583,994 and 2,385,839 shares of beneficial interest outstanding)	$1.92
Class 4 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $6,954,973 and 3,578,795 shares of beneficial interest outstanding)	$1.94
See accompanying Notes to Financial Statements.
15 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended June 30, 2010
Investment Income
Interest	$6,671,598
Dividends:
Unaffiliated companies	46
Affiliated companies	6,294

Total investment income	6,677,938

Expenses
Management fees	503,204
Distribution and service plan fees:
Service shares	79,405
Class 4 shares	8,455
Transfer and shareholder servicing agent fees:
Non-Service shares	29,504
Service shares	31,779
Class 3 shares	2,425
Class 4 shares	3,385
Shareholder communications:
Non-Service shares	16,074
Service shares	17,165
Class 3 shares	1,328
Class 4 shares	1,836
Trustees’ compensation	5,516
Custodian fees and expenses	3,657
Other	28,456

Total expenses	732,189
Less waivers and reimbursements of expenses	(229,346)

Net expenses	502,843

Net Investment Income	6,175,095

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	5,834,477
Swap contracts	(912,875)

Net realized gain	4,921,602
Net change in unrealized appreciation/depreciation on:
Investments	(8,397,464)
Swap contracts	794,513

Net change in unrealized appreciation/depreciation	(7,602,951)

Net Increase in Net Assets Resulting from Operations	$3,493,746

See accompanying Notes to Financial Statements.
16 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2010	December 31,
	(Unaudited)	2009

Operations
Net investment income	$6,175,095	$13,178,458
Net realized gain (loss)	4,921,602	(120,834,824)
Net change in unrealized appreciation/depreciation	(7,602,951)	134,090,272

Net increase in net assets resulting from operations	3,493,746	26,433,906

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,674,586)	—
Service shares	(3,877,767)	—
Class 3 shares	(304,126)	—
Class 4 shares	(385,856)	—

	(8,242,335)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(11,952,482)	(54,571,861)
Service shares	(832,830)	7,675,335
Class 3 shares	87,653	2,128,095
Class 4 shares	94,286	1,786,116

	(12,603,373)	(42,982,315)

Net Assets
Total decrease	(17,351,962)	(16,548,409)
Beginning of period	143,615,914	160,164,323

End of period (including accumulated net investment income of $7,934,131 and $10,001,371, respectively)	$126,263,952	$143,615,914

See accompanying Notes to Financial Statements.
17 | OPPENHEIMER HIGH INCOME FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2010				Year Ended December 31,
Non-Service Shares	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$1.98	$1.58	$7.95	$8.55	$8.44	$8.80

Income (loss) from investment operations:
Net investment income[1]	.09	.17	.54	.57	.58	.57
Net realized and unrealized gain (loss)	(.03)	.23	(6.44)	(.56)	.17	(.37)

Total from investment operations	.06	.40	(5.90)	.01	.75	.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)	—	(.47)	(.61)	(.64)	(.56)

Net asset value, end of period	$1.91	$1.98	$1.58	$7.95	$8.55	$8.44

Total Return, at Net Asset Value[2]	2.96%	25.32%	(78.67)%	(0.10)%	9.42%	2.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,312	$67,385	$111,040	$294,819	$361,445	$384,726

Average net assets (in thousands)	$59,463	$71,782	$211,186	$335,702	$365,154	$444,477

Ratios to average net assets:[3]
Net investment income	9.35%	9.78%	9.30%	6.96%	7.05%	6.79%
Total expenses	0.96%[4]	0.94%[4]	0.80%[4]	0.75%[4]	0.74%[4]	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.62%	0.57%	0.78%	0.74%	0.74%	0.75%

Portfolio turnover rate	69%	128%	53%[5]	67%[5]	57%	64%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	0.96%
Year Ended December 31, 2009	0.96%
Year Ended December 31, 2008	0.80%
Year Ended December 31, 2007	0.76%
Year Ended December 31, 2006	0.74%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2008	$40,240,084	$41,196,921
Year Ended December 31, 2007	$30,798,147	$24,096,458
See accompanying Notes to Financial Statements.
18 | OPPENHEIMER HIGH INCOME FUND/VA

	Six Months
	Ended
	June 30, 2010				Year Ended December 31,
Service Shares	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$1.99	$1.58	$7.89	$8.50	$8.39	$8.76

Income (loss) from investment operations:
Net investment income[1]	.09	.16	.54	.55	.56	.55
Net realized and unrealized gain (loss)	(.04)	.25	(6.40)	(.57)	.17	(.38)

Total from investment operations	.05	.41	(5.86)	(.02)	.73	.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	—	(.45)	(.59)	(.62)	(.54)

Net asset value, end of period	$1.92	$1.99	$1.58	$7.89	$8.50	$8.39

Total Return, at Net Asset Value[2]	2.68%	25.95%	(78.57)%	(0.47)%	9.23%	2.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$61,413	$64,440	$43,375	$157,333	$173,299	$155,617

Average net assets (in thousands)	$64,037	$54,202	$116,236	$169,569	$160,703	$141,287

Ratios to average net assets:[3]
Net investment income	9.09%	9.60%	9.13%	6.71%	6.80%	6.54%
Total expenses	1.21%[4]	1.21%[4]	1.05%[4]	1.01%[4]	1.00%[4]	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.80%	1.03%	1.00%	1.00%	1.00%

Portfolio turnover rate	69%	128%	53%[5]	67%[5]	57%	64%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	1.21%
Year Ended December 31, 2009	1.23%
Year Ended December 31, 2008	1.05%
Year Ended December 31, 2007	1.02%
Year Ended December 31, 2006	1.00%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2008	$40,240,084	$41,196,921
Year Ended December 31, 2007	$30,798,147	$24,096,458
See accompanying Notes to Financial Statements.
19 | OPPENHEIMER HIGH INCOME FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	June 30, 2010		Year Ended December 31,
Class 3 Shares	(Unaudited)	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$1.99	$1.57	$7.98	$8.26

Income (loss) from investment operations:
Net investment income[2]	.09	.17	.56	.37
Net realized and unrealized gain (loss)	(.03)	.25	(6.50)	(.65)

Total from investment operations	.06	.42	(5.94)	(.28)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)	—	(.47)	—

Net asset value, end of period	$1.92	$1.99	$1.57	$7.98

Total Return, at Net Asset Value[3]	2.90%	26.75%	(78.89)%	(3.39)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,584	$4,684	$1,582	$4,921

Average net assets (in thousands)	$4,887	$3,568	$5,292	$3,750

Ratios to average net assets:[4]
Net investment income	9.34%	9.86%	9.29%	6.90%
Total expenses[5]	0.96%	0.97%	0.80%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.62%	0.53%	0.78%	0.75%

Portfolio turnover rate	69%	128%	53%[6]	67%[6]

1.	For the period from May 1, 2007 (inception of offering) to December 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	0.96%
Year Ended December 31, 2009	0.99%
Year Ended December 31, 2008	0.80%
Period Ended December 31, 2007	0.77%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2008	$40,240,084	$41,196,921
Period Ended December 31, 2007	$30,798,147	$24,096,458
See accompanying Notes to Financial Statements.
20 | OPPENHEIMER HIGH INCOME FUND/VA

	Six Months
	Ended
	June 30, 2010		Year Ended December 31,
Class 4 Shares	(Unaudited)	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$2.01	$1.59	$7.97	$8.26

Income (loss) from investment operations:
Net investment income[2]	.09	.16	.54	.36
Net realized and unrealized gain (loss)	(.04)	.26	(6.46)	(.65)

Total from investment operations	.05	.42	(5.92)	(.29)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	—	(.46)	—

Net asset value, end of period	$1.94	$2.01	$1.59	$7.97

Total Return, at Net Asset Value[3]	2.63%	26.42%	(78.63)%	(3.51)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,955	$7,107	$4,167	$9,476

Average net assets (in thousands)	$6,821	$6,285	$10,658	$7,201

Ratios to average net assets:[4]
Net investment income	9.08%	9.62%	9.00%	6.61%
Total expenses[5]	1.21%	1.19%	1.07%	1.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.80%	1.05%	1.04%

Portfolio turnover rate	69%	128%	53%[6]	67%[6]

1.	For the period from May 1, 2007 (inception of offering) to December 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	1.21%
Year Ended December 31, 2009	1.21%
Year Ended December 31, 2008	1.07%
Period Ended December 31, 2007	1.06%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2008	$40,240,084	$41,196,921
Period Ended December 31, 2007	$30,798,147	$24,096,458
See accompanying Notes to Financial Statements.
21 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer High Income Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income from investment in high-yield, fixed-income securities. The Fund’s investment adviser is Oppenheimer Funds, Inc. (the “Manager”).
     The Fund offers Non-Service, Service, Class 3 and Class 4 shares. All classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares being designated as Service shares and Class 4 shares are subject to a distribution and service plan. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The Fund assesses a 1% fee on the proceeds of Class 3 and Class 4 shares that are redeemed (either by selling or exchanging to another Oppenheimer fund or other investment option offered through your variable life insurance or variable annuity contract) within 60 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
22 | OPPENHEIMER HIGH INCOME FUND/VA

     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of June 30, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$1,851,151
Sold securities	278,066
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of June 30, 2010 is as follows:

Cost	$10,880,403
Market Value	$2,577,908
Market Value as a % of Net Assets	2.04%
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management
23 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended December 31, 2009, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2009, the Fund had available for federal income tax purposes post-October losses of $1,460,947 and unused capital loss carryforwards as follows:

Expiring

2010	$56,061,391
2011	8,529,303
2012	128,504
2016	48,495,519
2017	173,559,649

Total	$286,774,366

As of June 30, 2010, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $283,313,711 expiring by 2017. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2010, it is estimated that the Fund will utilize $4,921,602 of capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$134,385,876
Federal tax cost of other investments	(13,234)

Total federal tax cost	$134,372,642

Gross unrealized appreciation	$5,149,677
Gross unrealized depreciation	(13,511,321)

Net unrealized depreciation	$(8,361,644)

24 | OPPENHEIMER HIGH INCOME FUND/VA

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
25 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	5,635,444	$11,025,016	20,776,611	$33,067,312
Dividends and/or distributions reinvested	1,954,567	3,674,586	—	—
Redeemed	(13,651,237)	(26,652,084)	(56,972,656)	(87,639,173)

Net decrease	(6,061,226)	$(11,952,482)	(36,196,045)	$(54,571,861)

Service Shares
Sold	1,274,964	$2,514,342	10,597,049	$17,230,535
Dividends and/or distributions reinvested	2,040,930	3,877,767	—	—
Redeemed	(3,697,206)	(7,224,939)	(5,702,302)	(9,555,200)

Net increase (decrease)	(381,312)	$(832,830)	4,894,747	$7,675,335

Class 3 Shares
Sold	933,887	$1,832,497	2,785,296	$4,527,494
Dividends and/or distributions reinvested	160,066	304,126	—	—
Redeemed	(1,057,303)	(2,048,970)[1]	(1,445,037)	(2,399,399)[2]

Net increase	36,650	$87,653	1,340,259	$2,128,095

Class 4 Shares
Sold	1,014,605	$2,016,858	3,615,090	$5,889,866
Dividends and/or distributions reinvested	200,967	385,856	—	—
Redeemed	(1,170,012)	(2,308,428)[1]	(2,698,668)	(4,103,750)[2]

Net increase	45,560	$94,286	916,422	$1,786,116

1.	Net of redemption fees of $1,628 and $9,184 for Class 3 and Class 4 shares, respectively.

2.	Net of redemption fees of $3,548 and $4,585 for Class 3 and Class 4 shares, respectively.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$71,346,758	$84,286,287
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.50
26 | OPPENHEIMER HIGH INCOME FUND/VA

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of the daily net assets of each class of shares. For the six months ended June 30, 2010, the Fund paid $68,797 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares and Class 4 Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares and Class 4 shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares and Class 4 shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares and Class 4 shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares and Class 4 shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares and Class 4 shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. From April 1, 2009 through March 31, 2010, the Manager agreed to voluntarily waive its advisory fee by 0.26% of the Fund’s average annual net assets. This voluntary waiver was applied after all other waivers and/or reimbursements. During the six months ended June 30, 2010, the Manager waived $87,865.
     The Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets will not exceed the annual rate of 0.75% for Non-Service and Class 3 shares and 1.00% for Service and Class 4 shares. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $61,017, $65,228, $5,014, and $6,942 for Non-Service, Service, Class 3 and Class 4 shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $3,280 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
27 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
     The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty.
28 | OPPENHEIMER HIGH INCOME FUND/VA

Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
As of June 30, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $35,423 for which collateral was not posted by the Fund. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of June 30, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.
Valuations of derivative instruments as of June 30, 2010 are as follows:

Liability Derivatives
Derivatives not	Statement of
Accounted for as	Assets and
Hedging Instruments	Liabilities Location	Value

Credit contracts	Depreciated swaps, at value	$35,423
The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives not
Accounted for as
Hedging Instruments	Swap contracts

Credit contracts	$(912,875)
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives not
Accounted for as
Hedging Instruments	Swap contracts
Credit contracts	$794,513
Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation
29 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
(depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
6. Restricted Securities
As of June 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
30 | OPPENHEIMER HIGH INCOME FUND/VA

7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
8. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for “improper investments,” “breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
31 | OPPENHEIMER HIGH INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
32 | OPPENHEIMER HIGH INCOME FUND/VA

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35 | OPPENHEIMER HIGH INCOME FUND/VA

OPPENHEIMER HIGH INCOME FUND/VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Joseph Welsh, Vice President and Portfolio Manager
Thomas W. Keffer, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses and, if available, summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.
©2010 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER MAIN STREET FUND®/VA
Fund Objective. Oppenheimer Main Street® Fund/VA seeks high total return from equity and debt securities.
Portfolio Managers: Manind Govil and Benjamin Ram
Cumulative Total Returns
For the 6-Month Period Ended 6/30/10

Non-Service Shares	–7.08%
Service Shares	–7.22
Average Annual Total Returns
For the Periods Ended 6/30/10

	1-Year	5-Year	10-Year

Non-Service Shares	11.28%	–1.27%	–1.49%

			Since
			Inception
	1-Year	5-Year	(7/13/00)

Service Shares	11.00%	–1.52%	–2.01%
Expense Ratios
For the Fiscal Year Ended 12/31/09

Non-Service Shares	0.78%
Service Shares	1.03
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.
Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on the total market value of common stocks.
Top Ten Common Stock Holdings

Apple, Inc.	4.4%
Philip Morris International, Inc.	4.3
Occidental Petroleum Corp.	3.4
Chevron Corp.	3.2
McDonald’s Corp.	3.1
CIT Group, Inc.	3.0
Wells Fargo & Co.	2.8
General Mills, Inc.	2.8
eBay, Inc.	2.6
Ford Motor Co.	2.6
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on net assets.
2 | OPPENHEIMER MAIN STREET FUND/VA

FUND PERFORMANCE DISCUSSION
For the six-month period ended June 30, 2010, Oppenheimer Main Street Fund/VA’s Non-Service shares produced a return of –7.08%, lower than its benchmark, the S&P 500 Index, which returned –6.64%, but higher than the –7.79% return of the Lipper VA Large-Cap Core Funds Index. The Fund’s sector allocation strategy generally proved supportive of relative performance, but its stock selection strategy fell short of market averages in the utilities and information technology sectors. During the reporting period, we believe performance was negatively impacted by macroeconomic concerns and what we view as exaggerated fears of a double dip recession. In our opinion, the losses experienced during the reporting period represent a temporary pause, and the markets will continue on a long-term, upward trend.
Economic and Market Overview
The first half of 2010 saw a continuation of the economic recovery that began in 2009. Improving manufacturing activity and a rebound in corporate earnings helped bolster the confidence of consumers, businesses and investors, adding a degree of support to the economic expansion. However, the rebound proved to be more sluggish than most previous recoveries, as stubbornly high unemployment and ongoing weakness in housing markets produced headwinds that constrained the pace of economic growth. Nonetheless, improved investor sentiment helped sustain a stock market rally through the first four months of the year. As it was in 2009, the rally was led by smaller, more speculative stocks that had been severely beaten down during the recession and financial crisis.
     The investment climate changed significantly in May, when a number of developments appeared to threaten the global economic recovery. A sovereign debt crisis arose in Europe, where Greece in particular struggled to finance its heavy debt load, focusing attention on the similar problems of European nations such as Ireland, Spain, Hungary and others. Although the International Monetary Fund and the European Union came to Greece’s aid, investors worried that other nations might succumb to the same fiscal pressures. Meanwhile, robust economic growth in China seemed to spark local inflationary pressures, particularly in urban property markets. The Chinese government raised short-term interest rates and adopted other measures intended to forestall an acceleration of inflation, but global investors grew concerned that these measures might choke off regional economic growth, which has been a key driver of the global recovery. Finally, economic concerns intensified in the United States, where employment gains have remained relatively modest, real estate markets have continued to struggle and consumers have been reluctant to spend. Consequently, stock prices fell sharply in May and June, giving back all of their previous 2010 gains and ending the reporting period lower than where they began. Large, high quality companies that had lagged during the rally generally held up better than market averages during May and June.
Fund Strategy
Market volatility in May and June dampened Fund returns for the reporting period, but we continued our focus on adding value through a combination of quantitative and fundamental research into high-quality companies. We favor stocks that, in our judgment, fall into one of three categories: 1) sustainable competitive advantages; 2) strong execution; and 3) opportunistic trades. Fund holdings that we believe have sustainable competitive advantages include electronics innovator Apple, Inc., our largest holding at period end, which gained considerable value amid the successful launch of the popular iPad device. In our “strong execution” category, cable television operator Time Warner Cable, Inc. advanced from an attractive valuation at the start of the year due to favorable results from a sound business plan. Under our third category, successful opportunistic trades during the period included Hyatt Hotels Corp., which we purchased at its initial public offering at what we regarded as a substantial discount to its intrinsic value. Other winners during the first half of 2010 included McDonald’s Corp., which enjoyed improved store traffic despite a soft retail environment. Trash hauler Republic Services, Inc. also fared well when strong pricing helped boost earnings above analysts’ expectations.
3 | OPPENHEIMER MAIN STREET FUND/VA

FUND PERFORMANCE DISCUSSION
     These positive contributors to the Fund’s relative performance were outweighed by a handful of disappointments in the utilities and information technology sectors. Among utilities, power producer The AES Corp. declined when a strengthening U.S. dollar dampened profits from international operations, and investors reacted negatively to a discounted sale of stock to an overseas investor. In the information technology sector, mobile telephony software developer QUALCOMM, Inc. also was hurt by adverse changes in currency exchange rates, as well as concerns regarding the sustainability of licensing revenues in an increasingly bifurcated handset market. In other areas, financial giant Wells Fargo & Co. declined due to macroeconomic concerns despite strong operations. Similarly, custodial bank State Street Corp. proved sensitive to faltering capital markets as well as shortfalls in its foreign exchange and securities lending businesses. Although Ford Motor Co. has gained market share and returned to profitability, its stock suffered when economic worries intensified. Overweights to these aforementioned securities detracted from relative Fund performance.
     As of midyear, we believe that recent bouts of economic and market weakness represent a pause in a longer-term, upward trend. We expect economic fears to abate during the second half of the year as the subpar recovery remains intact. In this sluggish environment, we believe that investors will gravitate toward high-quality companies with a demonstrable ability to manage their businesses more effectively than their rivals. Indeed, we anticipate a stock picker’s market in which winners are rewarded and laggards are punished. Such an environment may be particularly well suited to our fundamentally driven, bottom-up investment approach.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER MAIN STREET FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2010	June 30, 2010	June 30, 2010

Actual
Non-Service Shares	$1,000.00	$929.20	$3.74
Service Shares	1,000.00	927.80	4.89

Hypothetical (5% return before expenses)
Non-Service Shares	1,000.00	1,020.93	3.92
Service Shares	1,000.00	1,019.74	5.12
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2010 are as follows:

Class	Expense Ratios

Non-Service Shares	0.78%
Service Shares	1.02
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
5 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS June 30, 2010 / Unaudited

	Shares	Value

Common Stocks—98.6%
Consumer Discretionary—14.5%
Automobiles—2.6%
Ford Motor Co.[1]	3,838,100	$38,688,048
Diversified Consumer Services—0.4%
H&R Block, Inc.	385,734	6,052,166
Hotels, Restaurants & Leisure—4.5%
Hyatt Hotels Corp., Cl. A1	586,120	21,739,191
McDonald’s Corp.	719,416	47,387,932

		69,127,123

Media—4.1%
McGraw-Hill Cos., Inc. (The)	997,601	28,072,492
Time Warner Cable, Inc.	440,614	22,947,177
Washington Post Co. (The), Cl. B	27,098	11,123,187

		62,142,856

Specialty Retail—2.9%
AutoZone, Inc.[1]	87,300	16,868,106
Best Buy Co., Inc.	785,971	26,612,978

		43,481,084

Consumer Staples—10.6%
Food Products—5.0%
General Mills, Inc.	1,181,250	41,958,000
Mead Johnson Nutrition Co., Cl. A	467,212	23,416,665
Unilever NV, NY Shares	381,600	10,425,312

		75,799,977

Household Products—1.3%
Colgate-Palmolive Co.	234,964	18,505,765
Tobacco—4.3%
Philip Morris International, Inc.	1,423,499	65,253,194
Energy—9.9%
Oil, Gas & Consumable Fuels—9.9%
Chevron Corp.	714,929	48,515,082
Enterprise Products Partners LP	566,070	20,021,896
Noble Energy, Inc.	251,800	15,191,094
Occidental Petroleum Corp.	662,200	51,088,730
Plains All American Pipeline LP	264,911	15,550,276

		150,367,078

Financials—15.2%
Capital Markets—2.7%
Goldman Sachs Group, Inc. (The)	116,200	15,253,574
State Street Corp.	760,492	25,719,839

		40,973,413

Commercial Banks—5.8%
CIT Group, Inc.[1]	1,336,400	45,250,504
Wells Fargo & Co.	1,665,900	42,647,040

		87,897,544

Consumer Finance—2.0%
American Express Co.	735,570	29,202,129
Diversified Financial Services—2.6%
Citigroup, Inc.[1]	8,675,500	32,619,880
Leucadia National Corp.[1]	356,292	6,951,257

		39,571,137

Insurance—2.1%
AFLAC, Inc.	378,500	16,150,595
Progressive Corp.	822,100	15,389,712

		31,540,307

Health Care—12.6%
Biotechnology—2.0%
Celgene Corp.[1]	421,152	21,402,945
Human Genome Sciences, Inc.[1]	389,800	8,832,868

		30,235,813

Health Care Equipment & Supplies—1.7%
Covidien plc	109,427	4,396,777
Medtronic, Inc.	588,200	21,334,014

		25,730,791

Health Care Providers & Services—2.3%
Express Scripts, Inc.[1]	189,100	8,891,482
WellPoint, Inc.[1]	509,700	24,939,621

		33,831,103

Pharmaceuticals—6.6%
Abbott Laboratories	764,180	35,748,340
Merck & Co., Inc.	1,105,198	38,648,774
Perrigo Co.	72,200	4,264,854
Teva Pharmaceutical Industries Ltd., Sponsored ADR	409,100	21,269,109

		99,931,077

Industrials—12.5%
Aerospace & Defense—3.0%
Boeing Co. (The)	316,700	19,872,925
Precision Castparts Corp.	241,900	24,896,348

		44,769,273

Air Freight & Logistics—1.2%
United Parcel Service, Inc., Cl. B	307,300	17,482,297
6 | OPPENHEIMER MAIN STREET FUND/VA

	Shares	Value

Commercial Services & Supplies—2.4%
Republic Services, Inc.	1,202,464	$35,749,255
Construction & Engineering—1.0%
KBR, Inc.	782,254	15,911,046
Industrial Conglomerates—3.5%
General Electric Co.	1,194,800	17,229,016
Tyco International Ltd.	1,007,350	35,488,941

		52,717,957

Professional Services—1.4%
Verisk Analytics, Inc., Cl. A1	698,080	20,872,592
Information Technology—16.8%
Communications Equipment—2.2%
QUALCOMM, Inc.	1,029,531	33,809,798
Computers & Peripherals—4.4%
Apple, Inc.[1]	266,682	67,078,523
Internet Software & Services—4.5%
eBay, Inc.[1]	2,021,305	39,637,791
Google, Inc., Cl. A1	64,170	28,552,442

		68,190,233

IT Services—1.9%
Accenture plc, Cl. A	62,380	2,410,987
Hewitt Associates, Inc.[1]	381,203	13,136,255
Western Union Co.	859,389	12,813,490

		28,360,732

Software—3.8%
Adobe Systems, Inc.[1]	260,676	6,889,667
Check Point Software Technologies Ltd.[1]	656,480	19,353,030
Microsoft Corp.	1,353,857	31,152,250

		57,394,947

Materials—1.4%
Chemicals—1.4%
Praxair, Inc.	280,400	21,307,596
Telecommunication Services—1.9%
Wireless Telecommunication Services—1.9%
America Movil SAB de CV, ADR, Series L	599,396	28,471,310
Utilities—3.2%
Energy Traders—2.5%
AES Corp. (The)[1]	4,106,600	37,944,984
Multi-Utilities—0.7%
Public Service Enterprise Group, Inc.	345,287	10,817,842

Total Common Stocks (Cost $1,410,254,106)		1,489,208,990

Investment Companies—0.9%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[2,3]	53,561	53,561
Oppenheimer Institutional Money Market Fund, Cl. E, 0.28%[2,4]	13,275,228	13,275,228

Total Investment Companies (Cost $13,328,789)		13,328,789
Total Investments, at Value (Cost $1,423,582,895)	99.5%	1,502,537,779
Other Assets Net of Liabilities	0.5	6,929,871

Net Assets	100.0%	$1,509,467,650

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Rate shown is the 7-day yield as of June 30, 2010.

3.	Interest rate is less than 0.0005%.

4.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2009	Additions	Reductions	June 30, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	2,607,806	244,960,068	234,292,646	13,275,228

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$13,275,228	$14,809
7 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2010 based on valuation input level:

	Level 1—	Level 2—	Level 3—
	Unadjusted	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$219,491,277	$—	$—	$219,491,277
Consumer Staples	159,558,936	—	—	159,558,936
Energy	150,367,078	—	—	150,367,078
Financials	229,184,530	—	—	229,184,530
Health Care	189,728,784	—	—	189,728,784
Industrials	187,502,420	—	—	187,502,420
Information Technology	254,834,233	—	—	254,834,233
Materials	21,307,596	—	—	21,307,596
Telecommunication Services	28,471,310	—	—	28,471,310
Utilities	48,762,826	—	—	48,762,826
Investment Companies	13,328,789	—	—	13,328,789

Total Assets	$1,502,537,779	$—	$—	$1,502,537,779

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
8 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited

June 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,410,307,667)	$1,489,262,551
Affiliated companies (cost $13,275,228)	13,275,228

1,502,537,779
Receivables and other assets:
Investments sold	5,014,233
Dividends	2,212,574
Shares of beneficial interest sold	1,787,208
Other	43,458

Total assets	1,511,595,252

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,002,419
Distribution and service plan fees	732,327
Shareholder communications	213,608
Transfer and shareholder servicing agent fees	130,800
Trustees’ compensation	25,446
Other	23,002

Total liabilities	2,127,602
Net Assets	$1,509,467,650

Composition of Net Assets
Par value of shares of beneficial interest	$90,808
Additional paid-in capital	1,918,990,696
Accumulated net investment income	6,949,268
Accumulated net realized loss on investments	(495,518,006)
Net unrealized appreciation on investments	78,954,884

Net Assets	$1,509,467,650

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $407,282,099 and 24,373,745 shares of beneficial interest outstanding)	$16.71
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,102,185,551 and 66,434,437 shares of beneficial interest outstanding)	$16.59
See accompanying Notes to Financial Statements.
9 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended June 30, 2010

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $45,288)	$13,894,928
Affiliated companies	14,809
Interest	124

Total investment income	13,909,861

Expenses
Management fees	5,384,138
Distribution and service plan fees—Service shares	1,470,901
Transfer and shareholder servicing agent fees:
Non-Service shares	230,632
Service shares	597,291
Shareholder communications:
Non-Service shares	34,006
Service shares	87,136
Trustees’ compensation	31,207
Custodian fees and expenses	4,806
Other	56,729

Total expenses	7,896,846
Less waivers and reimbursements of expenses	(18,219)

Net expenses	7,878,627

Net Investment Income	6,031,234

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	63,843,059
Net change in unrealized appreciation/depreciation on investments	(182,877,378)

Net Decrease in Net Assets Resulting from Operations	$(113,003,085)

See accompanying Notes to Financial Statements.
10 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2010	December 31,
	(Unaudited)	2009

Operations
Net investment income	$6,031,234	$17,132,592
Net realized gain (loss)	63,843,059	(277,476,159)
Net change in unrealized appreciation/depreciation	(182,877,378)	638,505,737

Net increase (decrease) in net assets resulting from operations	(113,003,085)	378,162,170

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(5,119,114)	(8,430,011)
Service shares	(11,011,249)	(16,363,358)

	(16,130,363)	(24,793,369)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(31,230,986)	(56,849,676)
Service shares	40,984,838	(120,134,918)

	9,753,852	(176,984,594)

Net Assets
Total increase (decrease)	(119,379,596)	176,384,207
Beginning of period	1,628,847,246	1,452,463,039

End of period (including accumulated net investment income of $6,949,268 and $17,048,397, respectively)	$1,509,467,650	$1,628,847,246

See accompanying Notes to Financial Statements.
11 | OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2010				Year Ended December 31,
Non-Service Shares	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$18.18	$14.56	$25.61	$24.78	$21.79	$20.84

Income (loss) from investment operations:
Net investment income[1]	.08	.21	.29	.33	.27	.26
Net realized and unrealized gain (loss)	(1.35)	3.71	(9.64)	.75	2.98	.97

Total from investment operations	(1.27)	3.92	(9.35)	1.08	3.25	1.23

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.20)	(.30)	(.32)	(.25)	(.26)	(.28)
Distributions from net realized gain	—	—	(1.38)	—	—	—

Total dividends and/or distributions to shareholders	(.20)	(.30)	(1.70)	(.25)	(.26)	(.28)

Net asset value, end of period	$16.71	$18.18	$14.56	$25.61	$24.78	$21.79

Total Return, at Net Asset Value[2]	(7.08)%	28.29%	(38.47)%	4.43%	15.03%	5.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$407,282	$474,637	$432,360	$907,727	$1,046,146	$1,121,476

Average net assets (in thousands)	$464,899	$430,517	$670,994	$1,006,655	$1,054,522	$1,156,299

Ratios to average net assets:[3]
Net investment income	0.90%	1.35%	1.42%	1.28%	1.19%	1.26%
Total expenses	0.78%[4]	0.78%[4]	0.66%[4]	0.65%[4]	0.66%[4]	0.67%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.78%	0.66%	0.65%	0.66%	0.67%

Portfolio turnover rate	29%	128%	132%	111%	100%	88%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	0.78%
Year Ended December 31, 2009	0.78%
Year Ended December 31, 2008	0.66%
Year Ended December 31, 2007	0.65%
Year Ended December 31, 2006	0.66%
See accompanying Notes to Financial Statements.
12 | OPPENHEIMER MAIN STREET FUND/VA

	Six Months
	Ended
	June 30, 2010				Year Ended December 31,
Service Shares	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$18.04	$14.42	$25.38	$24.58	$21.63	$20.70

Income (loss) from investment operations:
Net investment income[1]	.06	.17	.24	.26	.22	.21
Net realized and unrealized gain (loss)	(1.35)	3.70	(9.56)	.75	2.95	.96

Total from investment operations	(1.29)	3.87	(9.32)	1.01	3.17	1.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.16)	(.25)	(.26)	(.21)	(.22)	(.24)
Distributions from net realized gain	—	—	(1.38)	—	—	—

Total dividends and/or distributions to shareholders	(.16)	(.25)	(1.64)	(.21)	(.22)	(.24)

Net asset value, end of period	$16.59	$18.04	$14.42	$25.38	$24.58	$21.63

Total Return, at Net Asset Value[2]	(7.22)%	27.99%	(38.63)%	4.15%	14.76%	5.74%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,102,186	$1,154,210	$1,020,103	$1,464,690	$1,099,293	$598,348

Average net assets (in thousands)	$1,204,019	$1,029,909	$1,268,430	$1,315,488	$810,181	$462,272

Ratios to average net assets:[3]
Net investment income	0.66%	1.10%	1.20%	1.03%	0.95%	1.02%
Total expenses	1.02%[4]	1.03%[4]	0.91%[4]	0.90%[4]	0.91%[4]	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.03%	0.91%	0.90%	0.91%	0.91%

Portfolio turnover rate	29%	128%	132%	111%	100%	88%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	1.02%
Year Ended December 31, 2009	1.03%
Year Ended December 31, 2008	0.91%
Year Ended December 31, 2007	0.90%
Year Ended December 31, 2006	0.91%
See accompanying Notes to Financial Statements.
13 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Main Street Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek high total return from equity and debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but
14 | OPPENHEIMER MAIN STREET FUND/VA

after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
15 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
     During the fiscal year ended December 31, 2009, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2009, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Expiring

2016	$217,993,206
2017	332,180,451

Total	$550,173,657

As of June 30, 2010, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $486,330,598 expiring by 2017. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2010, it is estimated that the Fund will utilize $63,843,059 of capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,433,085,452

Gross unrealized appreciation	$153,182,744
Gross unrealized depreciation	(83,730,417)

Net unrealized appreciation	$69,452,327

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if
16 | OPPENHEIMER MAIN STREET FUND/VA

any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	1,471,678	$27,054,741	2,817,732	$41,817,781
Dividends and/or distributions reinvested	279,275	5,119,114	776,960	8,430,011
Redeemed	(3,481,773)	(63,404,841)	(7,176,221)	(107,097,468)

Net decrease	(1,730,820)	$(31,230,986)	(3,581,529)	$(56,849,676)

Service Shares
Sold	6,347,046	$111,962,622	8,552,121	$117,291,434
Dividends and/or distributions reinvested	604,681	11,011,249	1,515,498	16,352,225
Redeemed	(4,503,414)	(81,989,033)	(16,800,298)	(253,778,577)

Net increase (decrease)	2,448,313	$40,984,838	(6,732,679)	$(120,134,918)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$471,296,989	$475,923,385
17 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of the daily net assets of each class of shares. For the six months ended June 30, 2010, the Fund paid $836,217 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 30, 2010, the Manager waived and/or reimbursed the Fund $2,971 and $7,176 for Non-Service and Service shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $8,072 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
18 | OPPENHEIMER MAIN STREET FUND/VA

     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for “improper investments,” “breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
19 | OPPENHEIMER MAIN STREET FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
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23 | OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER MAIN STREET FUND®/VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Manind Govil, Vice President and Portfolio Manager
Benjamin Ram, Vice President and Portfolio Manager
Thomas W. Keffer, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses and, if available, summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2010 OppenheimerFunds, Inc. All rights reserved.

June 30, 2010 Oppenheimer Main Street Small Cap Fund®/VA Semiannual Report A Series of Oppenheimer Variable Account Funds SEMI ANNUAL REPORT Fund Performance Discussion Listing of Top Holdings Listing of Investments Financial Statements

OPPENHEIMER MAIN STREET SMALL CAP FUND®/VA
Fund Objective. The Fund seeks capital appreciation.
Portfolio Managers: Matthew P. Ziehl and Raman Vardharaj
Cumulative Total Returns
For the 6-Month Period Ended 6/30/10

Non-Service Shares	–1.33%
Service Shares	–1.42
Average Annual Total Returns
For the Periods Ended 6/30/10

	1-Year	5-Year	10-Year

Non-Service Shares	19.60%	0.91%	2.86%

			Since
			Inception
	1-Year	5-Year	(7/16/01)

Service Shares	19.31%	0.67%	5.11%
Expense Ratios
For the Fiscal Year Ended 12/31/09

	Gross Expense	Net Expense
	Ratios	Ratios

Non-Service Shares	0.91%	0.82%
Service Shares	1.15	1.07
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on the total market value of common stocks.

Top Ten Common Stock Holdings
Tractor Supply Co.	1.2%
Holly Corp.	1.1
BE Aerospace, Inc.	1.1
TIBCO Software, Inc.	1.0
Blue Coat Systems, Inc.	1.0
Old Dominion Freight Line, Inc.	1.0
Health Management Associates, Inc., Cl. A	0.9
Phillips/Van Heusen Corp.	0.9
Bally Technologies, Inc.	0.9
Mid-America Apartment Communities, Inc.	0.8
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on net assets.
2 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FUND PERFORMANCE DISCUSSION
For the six-month period ended June 30, 2010, Oppenheimer Main Street Small Cap Fund/VA’s Non-Service shares produced a return of –1.33%, higher than its benchmark, the Russell 2000 Index, which returned –1.95%. The Fund also produced a higher return than the Lipper VA Small-Cap Core Funds Index, which returned –2.16%. The Fund’s stock selection strategy proved effective in the health care, energy and consumer discretionary sectors, supporting the Fund’s relative performance in a volatile market environment. Market volatility in May and June dampened Fund returns for the reporting period, but we continued our focus on adding value through a combination of quantitative and fundamental research into high-quality, small-cap companies.
Economic and Market Overview
The first half of 2010 saw a continuation of the economic recovery that began in 2009. Improving manufacturing activity and a rebound in corporate earnings helped bolster the confidence of consumers, businesses and investors, adding a degree of support to the economic expansion. However, the rebound proved to be more sluggish than most previous recoveries, as stubbornly high unemployment and ongoing weakness in housing markets produced headwinds that constrained the pace of economic growth. Nonetheless, improved investor sentiment helped sustain a stock market rally through the first four months of the year. As it was in 2009, the rally was led by lower quality, speculative stocks that had been severely beaten down during the recession and financial crisis.
     The investment climate changed significantly in May, when a number of developments appeared to threaten the global economic recovery. A sovereign debt crisis arose in Europe, where Greece in particular struggled to finance its heavy debt load, focusing attention on the similar problems of European nations such as Ireland, Spain, Hungary and others. Although the International Monetary Fund and the European Union came to Greece’s aid, investors worried that other nations might succumb to similar fiscal pressures. Meanwhile, robust economic growth in China seemed to spark local inflationary pressures, particularly in urban property markets. The Chinese government raised short-term interest rates and adopted other measures intended to forestall an acceleration of inflation, but investors grew concerned that these measures might choke off regional economic growth, which has been a key driver of the global recovery. Finally, economic concerns intensified in the United States, where employment gains have remained relatively modest, real estate markets have continued to struggle and consumers have been reluctant to spend. Consequently, stock prices fell sharply in May and June, giving back all of their previous 2010 gains and ending the reporting period lower than where they began. Higher quality companies with consistent earnings growth, which had lagged during the rally, generally held up better than market averages during May and June.
Fund Strategy
While the Fund lost value in the May/June market correction, our stock selection strategy supported relative performance during the turbulent reporting period. Generally sector-neutral allocations enabled us to focus on adding value through a combination of quantitative and fundamental research into individual small-cap companies. Our security selection strategy identified a number of above-average performers in the health care sector. Our analyses led us to companies such as SXC Health Solutions Corp., a pharmacy benefits management company that won several new contracts during the reporting period. The resolution of the debate surrounding federal health care reform legislation, which is projected to increase the number of insured, also benefited the stock. Among smaller drug developers, Salix Pharmaceuticals Ltd. benefited from new uses for an existing drug, as a medicine used to treat travelers’ diarrhea is undergoing tests as a treatment for irritable bowel syndrome, a far larger market.
     Among energy stocks, the Fund’s preference for exploration-and-production companies over oil services providers helped it participate more fully in a stronger segment of the market sector, especially in the aftermath of the Gulf oil spill. MarkWest Energy Partners LP, a natural gas processor, fared particularly well during the reporting period. In the consumer discretionary sector, apparel retailer Children’s Place Retail Stores, Inc., produced better financial results when a new management team improved operations. In other market sectors, business solutions provider TIBCO Software, Inc. achieved strong sales despite the softening macroeconomic environment.
3 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FUND PERFORMANCE DISCUSSION
     Successes in these areas were offset to a degree by disappointments in others. Within the information technology sector, security software developer Blue Coat Systems, Inc., which missed revenue targets due to a depreciating euro and sluggishness in its European market, hurt results. The Fund’s investments in the financials sector proved to be too defensive, as we avoided real estate investment trusts and commercial banks that we regarded as overly exposed to troubled U.S. real estate markets. While the health care sector was the greatest contributor to the Fund’s relative performance overall, it contained two significant laggards. Genetic testing laboratory Genoptix, Inc. missed its earnings targets due to operational issues, and biotechnology firm InterMune, Inc. was surprised by a regulatory decision to require new clinical trials for a new respiratory medicine. We exited our positions in both Genoptix and InterMune by period end.
     Finally, during the reporting period we established a number of positions in small-cap companies that we regard as opportunistic investments. These include mortgage insurance providers Radian Group, Inc. and MGIC Investment Corp., both of which recapitalized their balance sheets and appear poised to prosper as real estate markets stabilize. Similarly, luxury hotel manager Strategic Hotels & Resorts, Inc. has deleveraged and repaired its balance sheet, positioning it for higher quality growth.
     As of midyear, we believe that recent bouts of economic and market weakness represent a pause in a longer-term, upward trend. We expect economic fears to abate during the second half of the year as the subpar recovery remains intact. In this sluggish environment, we believe that investors will gravitate toward higher-quality companies with a demonstrable ability to manage their businesses more effectively than their rivals. Indeed, we anticipate a stock picker’s market in which steady earners are rewarded and laggards are punished. Such an environment may be particularly well suited to our bottom-up investment approach.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2010	June 30, 2010	June 30, 2010

Actual
Non-Service shares	$1,000.00	$986.70	$3.95
Service shares	1,000.00	985.80	5.18

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,020.83	4.02
Service shares	1,000.00	1,019.59	5.27
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2010 are as follows:

Class	Expense Ratios

Non-Service shares	0.80%
Service shares	1.05
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
5 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS June 30, 2010 / Unaudited

	Shares	Value

Common Stocks—96.6%
Consumer Discretionary—14.4%
Auto Components—0.5%
Cooper Tire & Rubber Co.	42,420	$827,190
Dana Holding Corp.[1]	262,300	2,623,000
Standard Motor Products, Inc.	28,980	233,869

		3,684,059

Diversified Consumer Services—1.5%
Bridgepoint Education, Inc.[1]	24,300	384,183
Capella Education Co.[1]	64,680	5,261,718
Career Education Corp.[1]	23,930	550,869
Corinthian Colleges, Inc.[1]	53,800	529,930
CPI Corp.	6,600	147,972
Education Management Corp.[1]	148,023	2,257,351
Hillenbrand, Inc.	16,050	343,310
Lincoln Educational Services Corp.[1]	20,440	420,860
Pre-Paid Legal Services, Inc.[1]	15,821	719,697

		10,615,890

Hotels, Restaurants & Leisure—3.0%
AFC Enterprises, Inc.[1]	30,332	276,021
Ambassadors Group, Inc.	29,320	331,023
Ameristar Casinos, Inc.	117,929	1,776,011
Bally Technologies, Inc.[1]	201,630	6,530,796
Biglari Holdings, Inc.[1]	650	186,485
Bob Evans Farms, Inc.	6,600	162,492
Brinker International, Inc.	30,000	433,800
Carrols Restaurant Group, Inc.[1]	28,060	128,234
CEC Entertainment, Inc.[1]	44,689	1,575,734
Cheesecake Factory, Inc. (The)[1]	21,970	489,052
Chipotle Mexican Grill, Inc., Cl. A1	16,690	2,283,359
International Speedway Corp., Cl. A	6,830	175,941
Jack in the Box, Inc.[1]	226,347	4,402,449
P.F. Chang’s China Bistro, Inc.	23,140	917,501
Papa John’s International, Inc.[1]	54,488	1,259,763
Ruby Tuesday, Inc.[1]	36,900	313,650
Speedway Motorsports, Inc.	29,819	404,346

		21,646,657

Household Durables—0.6%
American Greetings Corp., Cl. A	27,960	524,530
Blyth, Inc.	30,487	1,038,692
CSS Industries, Inc.	10,210	168,465
Helen of Troy Ltd.[1]	17,840	393,550
Kid Brands, Inc.[1]	36,410	255,962
La-Z-Boy, Inc.[1]	45,900	341,037
National Presto Industries, Inc.	13,091	1,215,630

		3,937,866

Leisure Equipment & Products—0.9%
JAKKS Pacific, Inc.[1]	27,000	388,260
Polaris Industries, Inc.	13,690	747,748
Pool Corp.	175,330	3,843,234
Smith & Wesson Holding Corp.[1]	32,750	133,948
Sport Supply Group, Inc.	21,050	283,333
Sturm, Ruger & Co., Inc.	70,350	1,008,116

		6,404,639

Media—1.1%
Entercom Communications Corp.[1]	24,140	212,915
Gannett Co., Inc.	35,770	481,464
Harte-Hanks, Inc.	61,665	644,399
Imax Corp.[1]	189,400	2,765,240
Journal Communications, Inc.[1]	47,330	187,900
Lee Enterprises, Inc.[1]	124,400	319,708
National CineMedia, Inc.	17,750	295,715
New York Times Co. (The), Cl. A1	41,500	358,975
Scholastic Corp.	37,240	898,229
Sinclair Broadcast Group, Inc., Cl. A1	126,053	734,889
Valassis Communications, Inc.[1]	10,600	336,232
Wiley (John) & Sons, Inc., Cl. A	22,030	851,900

		8,087,566

Multiline Retail—0.3%
Big Lots, Inc.[1]	43,997	1,411,864
Dillard’s, Inc., Cl. A	21,200	455,800
Tuesday Morning Corp.[1]	130,600	521,094

		2,388,758

Specialty Retail—4.2%
Aeropostale, Inc.[1]	59,215	1,695,918
AnnTaylor Stores Corp.[1]	7,800	126,906
Big 5 Sporting Goods Corp.	9,465	124,370
Books-A-Million, Inc.	21,050	126,721
Brown Shoe Co., Inc.	22,300	338,514
Buckle, Inc. (The)	5,400	175,068
Cabela’s, Inc.[1]	49,993	706,901
Cato Corp., Cl. A	77,699	1,710,932
Children’s Place Retail Stores, Inc.[1]	128,630	5,662,293
Collective Brands, Inc.[1]	18,300	289,140
6 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

	Shares	Value

Specialty Retail Continued
Dress Barn, Inc. (The)[1]	43,794	$1,042,735
DSW, Inc., Cl. A1	22,300	500,858
Finish Line, Inc. (The), Cl. A	72,900	1,015,497
Gymboree Corp.[1]	32,548	1,390,125
Jo-Ann Stores, Inc.[1]	32,650	1,224,702
Jos. A. Banks Clothiers, Inc.[1]	14,570	786,634
Kirkland’s, Inc.[1]	84,073	1,418,732
RadioShack Corp.	6,130	119,596
Rent-A-Center, Inc.[1]	78,360	1,587,574
Select Comfort Corp.[1]	19,600	171,500
Signet Jewelers Ltd.[1]	24,220	666,050
Stage Stores, Inc.	96,049	1,025,803
Tractor Supply Co.	140,180	8,546,775

		30,453,344

Textiles, Apparel & Luxury Goods—2.3%
Carter’s, Inc.[1]	45,100	1,183,875
Deckers Outdoor Corp.[1]	8,360	1,194,393
Fossil, Inc.[1]	93,117	3,231,160
Jones Apparel Group, Inc.	18,900	299,565
Perry Ellis International, Inc.[1]	30,009	606,182
Phillips/Van Heusen Corp.	144,730	6,696,657
Steven Madden Ltd.[1]	9,580	301,962
Timberland Co., Cl. A1	69,985	1,130,258
UniFirst Corp.	15,294	673,242
Warnaco Group, Inc. (The)[1]	27,900	1,008,306

		16,325,600

Consumer Staples—2.7%
Beverages—0.1%
Cott Corp.[1]	93,660	545,101
Food & Staples Retailing—0.1%
Andersons, Inc. (The)	5,800	189,022
Nash Finch Co.	8,870	302,999

		492,021

Food Products—1.9%
Cal-Maine Foods, Inc.	19,150	611,460
Darling International, Inc.[1]	98,380	738,834
Del Monte Foods Co.	41,100	591,429
Flowers Foods, Inc.	212,027	5,179,820
Fresh Del Monte Produce, Inc.[1]	18,158	367,518
Lancaster Colony Corp.	14,250	760,380
Overhill Farms, Inc.[1]	33,740	198,729
Sanderson Farms, Inc.	12,400	629,176
TreeHouse Foods, Inc.[1]	97,456	4,449,841

		13,527,187

Household Products—0.2%
Central Garden & Pet Co., Cl. A1	123,424	1,107,113
Personal Products—0.3%
China Sky One Medical, Inc.[1]	13,100	147,244
Herbalife Ltd.	36,090	1,661,945
Prestige Brands Holdings, Inc.[1]	80,140	567,391

		2,376,580

Tobacco—0.1%
Alliance One International, Inc.[1]	84,170	299,645
Universal Corp.	20,225	802,528

		1,102,173

Energy—4.3%
Energy Equipment & Services—1.3%
Acergy SA, Sponsored ADR	104,523	1,545,895
Bolt Technology Corp.[1]	19,400	169,750
Cal Dive International, Inc.[1]	106,660	623,961
Compagnie Generale de Geophysique-Veritas, Sponsored ADR[1]	38,520	685,271
Complete Production Services, Inc.[1]	59,630	852,709
Gulfmark Offshore, Inc., Cl. A1	21,996	576,295
Matrix Service Co.[1]	41,963	390,676
Oil States International, Inc.[1]	43,340	1,715,397
Rowan Cos., Inc.[1]	14,090	309,135
T-3 Energy Services, Inc.[1]	35,470	989,613
Tetra Technologies, Inc.[1]	49,300	447,644
TGC Industries, Inc.[1]	47,020	142,471
Tidewater, Inc.	2,532	98,039
Unit Corp.[1]	14,100	572,319

		9,119,175

Oil, Gas & Consumable Fuels—3.0%
Bill Barrett Corp.[1]	13,800	424,626
Callon Petroleum Co.[1]	34,200	215,460
China Integrated Energy, Inc.[1]	28,060	232,898
China North East Petroleum Holdings Ltd.[1]	67,400	317,252
Cloud Peak Energy, Inc.[1]	49,100	651,066
Contango Oil & Gas Co.[1]	7,400	331,150
CVR Energy, Inc.[1]	92,144	692,923
Dominion Resources Black Warrior Trust	14,240	159,630
Gran Tierra Energy, Inc.[1]	33,500	166,160
Gulfport Energy Corp.[1]	51,580	611,739
Holly Corp.	290,890	7,731,856
MarkWest Energy Partners LP	133,978	4,383,760
PAA Natural Gas Storage LP1	98,800	2,354,404
Pengrowth Energy Trust	39,860	365,118
7 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Oil, Gas & Consumable Fuels Continued
PetroQuest Energy, Inc.[1]	32,200	$217,672
PrimeEnergy Corp.[1]	5,544	109,439
Provident Energy Trust	33,230	228,290
Ship Finance International Ltd.	15,343	274,333
SM Energy Co.	1,500	60,240
Stone Energy Corp.[1]	13,310	148,540
Teekay Offshore Partners LP	15,600	342,420
Teekay Tankers Ltd., Cl. A	65,406	727,969
VAALCO Energy, Inc.	59,380	332,528
W&T Offshore, Inc.	40,300	381,238
World Fuel Services Corp.	4,360	113,098

		21,573,809

Financials—19.9%
Capital Markets—2.3%
American Capital Ltd.[1]	143,600	692,152
BGC Partners, Inc., Cl. A	79,420	405,836
Calamos Asset Management, Inc., Cl. A	14,100	130,848
Fifth Street Finance Corp.	202,490	2,233,465
Gladstone Investment Corp.	43,220	251,973
Investment Technology Group, Inc.[1]	17,130	275,108
Knight Capital Group, Inc., Cl. A1	215,626	2,973,483
LaBranche & Co., Inc.[1]	76,800	328,704
MF Global Holdings Ltd.[1]	544,104	3,106,834
optionsXpress Holdings, Inc.[1]	185,490	2,919,613
Rodman & Renshaw Capital Group, Inc.[1]	108,520	310,367
Stifel Financial Corp.[1]	53,400	2,317,026
Triangle Capital Corp.	17,120	243,446
W.P. Carey & Co. LLC	21,460	593,154

		16,782,009

Commercial Banks—3.2%
Alliance Financial Corp.	8,360	232,408
Banco Latinoamericano de Exportaciones SA, Cl. E	65,400	816,846
Banco Macro SA, ADR	30,395	895,133
Bancolombia SA, Sponsored ADR	20,100	1,007,613
BBVA Banco Frances SA, ADR	31,513	199,162
CapitalSource, Inc.	400,820	1,907,903
Century Bancorp, Inc., Cl. A	9,290	204,752
City Holding Co.	12,100	337,348
First Midwest Bancorp, Inc.	184,960	2,249,114
FirstMerit Corp.	109,530	1,876,249
Hancock Holding Co.	95,750	3,194,220
IBERIABANK Corp.	79,692	4,102,544
International Bancshares Corp.	47,419	791,423
National Bankshares, Inc.	7,107	172,203
Northrim BanCorp, Inc.	13,000	201,240
Synovus Financial Corp.	973,300	2,472,182
Westamerica Bancorporation	40,520	2,128,110

		22,788,450

Consumer Finance—1.1%
Advance America Cash Advance Centers, Inc.	153,890	635,566
Cash America International, Inc.	47,407	1,624,638
Credit Acceptance Corp.[1]	8,500	414,545
EZCORP, Inc., Cl. A1	86,840	1,610,882
First Cash Financial Services, Inc.[1]	60,992	1,329,626
Nelnet, Inc., Cl. A	66,886	1,289,562
Student Loan Corp. (The)	8,410	202,513
World Acceptance Corp.[1]	31,058	1,189,832

		8,297,164

Diversified Financial Services—1.1%
Encore Capital Group, Inc.[1]	35,820	738,250
Life Partners Holdings, Inc.	50,647	1,036,238
MSCI, Inc., Cl. A1	194,340	5,324,916
PHH Corp.[1]	34,100	649,264

		7,748,668

Insurance—5.1%
Allied World Assurance Holdings Ltd.	24,001	1,089,165
Alterra Capital Holdings Ltd.	34,700	651,666
American Equity Investment Life Holding Co.	71,500	737,880
American Physicians Capital, Inc.	28,625	883,081
American Physicians Service Group, Inc.	7,750	189,488
American Safety Insurance Holdings Ltd.[1]	13,730	215,836
Amerisafe, Inc.[1]	43,158	757,423
AmTrust Financial Services, Inc.	80,408	968,112
Argo Group International Holdings Ltd.	30,420	930,548
Aspen Insurance Holdings Ltd.	49,210	1,217,455
CNA Surety Corp.[1]	43,626	701,070
CNO Financial Group, Inc.[1]	220,030	1,089,149
EMC Insurance Group, Inc.	9,600	210,528
Employers Holdings, Inc.	37,820	557,089
Endurance Specialty Holdings Ltd.	40,820	1,531,975
Enstar Group Ltd.[1]	11,960	794,622
FBL Financial Group, Inc., Cl. A	32,600	684,600
First Mercury Financial Corp.	42,613	450,846
Flagstone Reinsurance Holdings SA	72,930	789,103
8 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

	Shares	Value

Insurance Continued
FPIC Insurance Group, Inc.[1]	30,250	$775,913
Greenlight Capital Re Ltd., Cl. A1	44,540	1,121,963
Hanover Insurance Group, Inc.	108,920	4,738,020
Harleysville Group, Inc.	17,610	546,438
Horace Mann Educators Corp.	55,719	852,501
Infinity Property & Casualty Corp.	33,364	1,540,750
Meadowbrook Insurance Group, Inc.	50,300	434,089
Mercer Insurance Group, Inc.	11,550	195,426
Mercury General Corp.	18,200	754,208
Montpelier Re Holdings Ltd.	71,360	1,065,405
National Interstate Corp.	8,360	165,695
National Western Life Insurance Co., Cl. A	2,270	346,765
Navigators Group, Inc. (The)[1]	10,100	415,413
OneBeacon Insurance Group Ltd.	44,390	635,665
Platinum Underwriters Holdings Ltd.	41,950	1,522,366
ProAssurance Corp.[1]	29,472	1,672,831
RLI Corp.	3,500	183,785
Safety Insurance Group, Inc.	35,389	1,310,101
Selective Insurance Group, Inc.	14,600	216,956
StanCorp Financial Group, Inc.	31,612	1,281,550
Symetra Financial Corp.	45,300	543,600
Unitrin, Inc.	56,870	1,455,872
Validus Holdings Ltd.	17,312	422,759

		36,647,707

Real Estate Investment Trusts—5.6%
Associated Estates Realty Corp.	33,370	432,142
Brandywine Realty Trust	9,500	102,125
BRE Properties, Inc., Cl. A	4,500	166,185
CBL & Associates Properties, Inc.	74,560	927,526
Chatham Lodging Trust[1]	52,000	929,240
Digital Realty Trust, Inc.	95,270	5,495,174
Equity Lifestyle Properties, Inc.	13,520	652,070
Essex Property Trust, Inc.	4,100	399,914
Extra Space Storage, Inc.	33,900	471,210
Hatteras Financial Corp.	131,800	3,666,676
Home Properties of New York, Inc.	14,150	637,741
Hospitality Properties Trust	37,520	791,672
iStar Financial, Inc.[1]	358,200	1,597,572
LaSalle Hotel Properties	180,510	3,713,091
LTC Properties, Inc.	40,310	978,324
Mid-America Apartment Communities, Inc.	116,909	6,017,306
National Health Investors, Inc.	22,841	880,749
Pennsylvania Real Estate Investment Trust	47,100	575,562
Potlatch Corp.	3,810	136,131
PS Business Parks, Inc.	17,700	987,306
Saul Centers, Inc.	1,700	69,071
Starwood Property Trust, Inc.	105,780	1,792,971
Strategic Hotels & Resorts, Inc.[1]	465,500	2,043,545
Tanger Factory Outlet Centers, Inc.	113,650	4,702,837
Taubman Centers, Inc.	19,300	726,259
Walter Investment Management Corp.	71,380	1,167,063

		40,059,462

Real Estate Management & Development—0.2%
Altisource Portfolio Solutions SA1	34,280	848,087
Forestar Group, Inc.[1]	35,510	637,760

		1,485,847

Thrifts & Mortgage Finance—1.3%
BofI Holding, Inc.[1]	13,000	183,560
Federal Agricultural Mortgage Corp., Non-Vtg.	30,500	427,915
First Defiance Financial Corp.	25,990	232,351
First Niagara Financial Group, Inc.	162,580	2,037,127
MGIC Investment Corp.[1]	359,300	2,475,577
Northwest Bancshares, Inc.	173,590	1,991,077
Ocwen Financial Corp.[1]	16,200	165,078
Radian Group, Inc.	252,400	1,827,376

		9,340,061

Health Care—14.4%
Biotechnology—1.3%
Acorda Therapeutics, Inc.[1]	57,750	1,796,603
Cubist Pharmaceuticals, Inc.[1]	58,900	1,213,340
Emergent Biosolutions, Inc.[1]	11,800	192,812
Indevus Pharmaceuticals, Inc.[1]	2,500	25
Martek Biosciences Corp.[1]	74,937	1,776,756
PDL BioPharma, Inc.	177,062	995,088
Savient Pharmaceuticals, Inc.[1]	255,395	3,217,977
Sinovac Biotech Ltd.[1]	42,569	197,094
Vanda Pharmaceuticals, Inc.[1]	21,300	140,793

		9,530,488

Health Care Equipment & Supplies—3.9%
American Medical Systems Holdings, Inc.[1]	40,560	897,187
Atrion Corp.	3,638	491,312
Dexcom, Inc.[1]	98,620	1,140,047
Greatbatch, Inc.[1]	112,590	2,511,883
Hill-Rom Holdings, Inc.	20,927	636,809
9 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Health Care Equipment & Supplies Continued
Immucor, Inc.[1]	1,800	$34,290
Integra LifeSciences Holdings[1]	87,910	3,252,670
Invacare Corp.	52,001	1,078,501
Kensey Nash Corp.[1]	29,958	710,304
Kinetic Concepts, Inc.[1]	34,934	1,275,440
Merit Medical Systems, Inc.[1]	93,810	1,507,527
Natus Medical, Inc.[1]	106,010	1,726,903
NuVasive, Inc.[1]	54,510	1,932,925
Orthofix International NV1	70,290	2,252,795
Quidel Corp.[1]	44,770	568,131
Sirona Dental Systems, Inc.[1]	13,970	486,715
Steris Corp.	30,710	954,467
Symmetry Medical, Inc.[1]	37,970	400,204
Thoratec Corp.[1]	71,500	3,055,195
Utah Medical Products, Inc.	7,320	182,561
Volcano Corp.[1]	124,240	2,710,917
Young Innovations, Inc.	8,050	226,608

		28,033,391

Health Care Providers & Services—4.8%
Allied Healthcare International, Inc.[1]	71,950	166,924
Almost Family, Inc.[1]	10,400	363,272
Amedisys, Inc.[1]	25,210	1,108,484
America Service Group, Inc.	31,260	537,672
AMERIGROUP Corp.[1]	17,600	571,648
AMN Healthcare Services, Inc.[1]	43,096	322,358
AmSurg Corp.[1]	64,590	1,150,994
Centene Corp.[1]	64,812	1,393,458
Chemed Corp.	14,900	814,136
Community Health Systems, Inc.[1]	8,382	283,395
Continucare Corp.[1]	68,700	230,145
CorVel Corp.[1]	4,750	160,503
Emergency Medical Services LP, Cl. A1	24,020	1,177,701
Ensign Group, Inc. (The)	13,410	221,533
Gentiva Health Services, Inc.[1]	44,986	1,215,072
Hanger Orthopedic Group, Inc.[1]	11,400	204,744
Health Management Associates, Inc., Cl. A1	862,140	6,698,828
HEALTHSOUTH Corp.[1]	26,710	499,744
Healthspring, Inc.[1]	62,888	975,393
Healthways, Inc.[1]	31,791	378,949
HMS Holdings Corp.[1]	72,020	3,904,924
Kindred Healthcare, Inc.[1]	21,500	276,060
LHC Group, Inc.[1]	41,910	1,163,003
LifePoint Hospitals, Inc.[1]	17,071	536,029
Lincare Holdings, Inc.[1]	58,536	1,903,005
Magellan Health Services, Inc.[1]	36,570	1,328,222
MEDNAX, Inc.[1]	11,540	641,739
Metropolitan Health Networks, Inc.[1]	97,690	364,384
Molina Healthcare, Inc.[1]	49,436	1,423,757
Nighthawk Radiology Holdings, Inc.[1]	73,970	191,582
NovaMed, Inc.[1]	16,060	133,298
PharMerica Corp.[1]	53,743	787,872
Providence Service Corp.[1]	11,100	155,400
PSS World Medical, Inc.[1]	1,370	28,976
Res-Care, Inc.[1]	36,042	348,166
Sun Healthcare Group, Inc.[1]	89,960	726,877
Triple-S Management Corp., Cl. B1	38,582	715,696
U.S. Physical Therapy, Inc.[1]	28,975	489,098
Universal American Corp.[1]	39,400	567,360
Universal Health Services, Inc., Cl. B	8,042	306,802
VCA Antech, Inc.[1]	16,996	420,821

		34,888,024

Health Care Technology—1.6%
Eclipsys Corp.[1]	166,300	2,966,792
MedAssets, Inc.[1]	121,550	2,805,374
SXC Health Solutions Corp.[1]	76,370	5,594,103

		11,366,269

Life Sciences Tools & Services—0.5%
Bruker Corp.[1]	72,950	887,072
Cambrex Corp.[1]	77,570	244,346
eResearch Technology, Inc.[1]	94,120	741,666
Harvard Bioscience, Inc.[1]	56,220	200,143
ICON plc, Sponsored ADR[1]	36,100	1,042,929
Kendle International, Inc.[1]	10,690	123,149
MDS, Inc.[1]	39,500	332,985

		3,572,290

Pharmaceuticals—2.3%
Biovail Corp.	55,790	1,073,400
Cardiome Pharma Corp.[1]	50,100	408,315
Endo Pharmaceuticals Holdings, Inc.[1]	36,902	805,202
Hi-Tech Pharmacal Co., Inc.[1]	17,800	407,798
Impax Laboratories, Inc.[1]	19,000	362,140
King Pharmaceuticals, Inc.[1]	80,878	613,864
Medicis Pharmaceutical Corp., Cl. A	24,286	531,378
Par Pharmaceutical Cos., Inc.[1]	33,920	880,563
Perrigo Co.	46,660	2,756,206
Questcor Pharmaceuticals, Inc.[1]	172,888	1,765,186
10 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

	Shares	Value

Pharmaceuticals Continued
Salix Pharmaceuticals Ltd.[1]	123,930	$4,836,988
Valeant Pharmaceuticals International, Inc.[1]	25,180	1,316,662
ViroPharma, Inc.[1]	50,800	569,468

		16,327,170

Industrials—14.9%
Aerospace & Defense—1.8%
AAR Corp.[1]	16,700	279,558
BE Aerospace, Inc.[1]	303,718	7,723,549
Ceradyne, Inc.[1]	57,310	1,224,715
Cubic Corp.	28,900	1,051,382
Gencorp, Inc.[1]	108,130	473,609
Teledyne Technologies, Inc.[1]	2,700	104,166
Triumph Group, Inc.	28,960	1,929,605

		12,786,584

Air Freight & Logistics—0.8%
Atlas Air Worldwide Holdings, Inc.[1]	15,270	725,325
Hub Group, Inc., Cl. A1	177,590	5,329,476

		6,054,801

Airlines—0.3%
Alaska Air Group, Inc.[1]	10,000	449,500
Allegiant Travel Co.	22,390	955,829
Hawaiian Holdings, Inc.[1]	135,838	702,282
Pinnacle Airlines Corp.[1]	29,410	159,990
UAL Corp.[1]	6,500	133,640

		2,401,241

Building Products—0.4%
Aaon, Inc.	32,565	759,090
Ameron International Corp.	8,234	496,757
Apogee Enterprises, Inc.	51,434	557,030
Gibraltar Industries, Inc.[1]	29,190	294,819
Quanex Building Products Corp.	1,900	32,851
Smith (A.O.) Corp.	19,480	938,741

		3,079,288

Commercial Services & Supplies—1.6%
American Reprographics Co.[1]	85,396	745,507
ATC Technology Corp.[1]	54,063	871,496
Consolidated Graphics, Inc.[1]	18,220	787,833
Courier Corp.	2,914	35,580
Deluxe Corp.	89,346	1,675,238
Ennis, Inc.	36,050	541,111
G&K Services, Inc., Cl. A	28,780	594,307
M&F Worldwide Corp.[1]	18,842	510,618
R.R. Donnelley & Sons Co.	58,040	950,115
United Stationers, Inc.[1]	6,900	375,843
Waste Connections, Inc.[1]	118,710	4,141,792

		11,229,440

Construction & Engineering—1.3%
Baker (Michael) Corp.[1]	20,813	726,374
Chicago Bridge & Iron Co. NV1	35,400	665,874
Comfort Systems USA, Inc.	100,862	974,327
Dycom Industries, Inc.[1]	136,470	1,166,819
EMCOR Group, Inc.[1]	52,260	1,210,864
Great Lakes Dredge & Dock Co.	29,200	175,200
Layne Christensen Co.[1]	6,500	157,755
Sterling Construction Co., Inc.[1]	23,930	309,654
Tutor Perini Corp.[1]	230,373	3,796,547

		9,183,414

Electrical Equipment—2.1%
AZZ, Inc.	30,330	1,115,234
China Sunergy Co. Ltd., ADR[1]	162,610	582,144
EnerSys, Inc.[1]	56,428	1,205,866
Franklin Electric Co., Inc.	6,100	175,802
Fushi Copperweld, Inc.[1]	34,600	283,028
Generac Holdings, Inc.[1]	154,600	2,165,946
General Cable Corp.[1]	17,800	474,370
GT Solar International, Inc.[1]	169,590	949,704
Harbin Electric, Inc.[1]	27,540	458,541
Hubbell, Inc., Cl. B	28,530	1,132,356
JA Solar Holdings Co. Ltd., ADS[1]	77,700	361,305
Jinpan International Ltd.	57,998	879,250
Powell Industries, Inc.[1]	39,610	1,082,937
Regal-Beloit Corp.	53,880	3,005,426
Thomas & Betts Corp.[1]	38,579	1,338,691
Woodward Governor Co.	3,800	97,014

		15,307,614

Industrial Conglomerates—0.5%
Carlisle Cos., Inc.	42,990	1,553,229
Seaboard Corp.	220	332,200
Standex International Corp.	6,700	169,845
Tredegar Corp.	77,481	1,264,490

		3,319,764

Machinery—3.0%
Alamo Group, Inc.	7,700	167,090
Altra Holdings, Inc.[1]	27,367	356,318
American Railcar Industries, Inc.[1]	19,290	233,023
11 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Machinery Continued
China Yuchai International Ltd.	21,200	$326,692
Colfax Corp.[1]	103,814	1,080,704
Crane Co.	3,300	99,693
Duoyuan Printing, Inc.[1]	21,000	162,120
EnPro Industries, Inc.[1]	102,143	2,875,325
Freightcar America, Inc.	64,560	1,460,347
Gardner Denver, Inc.	100,506	4,481,563
Harsco Corp.	10,140	238,290
Lincoln Electric Holdings, Inc.	4,741	241,744
Lindsay Manufacturing Co.	5,100	161,619
NACCO Industries, Inc., Cl. A	2,335	207,255
Oshkosh Corp.[1]	26,610	829,168
Terex Corp.[1]	85,700	1,606,018
Timken Co.	32,830	853,252
Toro Co. (The)	31,700	1,557,104
Valmont Industries, Inc.	7,700	559,482
Wabtec Corp.	88,860	3,544,625
Watts Water Technologies, Inc., Cl. A	19,300	553,138

		21,594,570

Marine—0.4%
Diana Shipping, Inc.[1]	49,040	552,190
Excel Maritime Carriers Ltd.[1]	90,900	465,408
Kirby Corp.[1]	14,400	550,800
Paragon Shipping, Inc., Cl. A	84,600	302,868
Safe Bulkers, Inc.	101,770	715,443

		2,586,709

Professional Services—0.7%
Dolan Co. (The)[1]	17,600	195,712
GP Strategies Corp.[1]	27,640	200,666
Korn-Ferry International[1]	55,540	772,006
Resources Connection, Inc.[1]	119,947	1,631,279
School Specialty, Inc.[1]	76,130	1,375,669
TrueBlue, Inc.[1]	80,336	898,960

		5,074,292

Road & Rail—1.6%
Avis Budget Group, Inc.[1]	137,630	1,351,527
Dollar Thrifty Automotive Group, Inc.[1]	19,920	848,791
Genesee & Wyoming, Inc., Cl. A1	55,031	2,053,207
Old Dominion Freight Line, Inc.[1]	201,450	7,078,953

		11,332,478

Trading Companies & Distributors—0.4%
Aircastle Ltd.	42,600	334,410
Applied Industrial Technologies, Inc.	14,600	369,672
DXP Enterprises, Inc.[1]	15,597	244,093
Fly Leasing Ltd., ADR	16,900	174,070
Interline Brands, Inc.[1]	23,730	410,292
TAL International Group, Inc.	41,800	939,246
WESCO International, Inc.[1]	22,537	758,821

		3,230,604

Information Technology—18.2%
Communications Equipment—2.9%
ADC Telecommunications, Inc.[1]	49,500	366,795
Arris Group, Inc.[1]	467,870	4,767,595
Black Box Corp.	27,165	757,632
Blue Coat Systems, Inc.[1]	347,248	7,094,277
CommScope, Inc.[1]	5,500	130,735
Comtech Telecommunications Corp.[1]	150,610	4,507,757
InterDigital, Inc.[1]	26,100	644,409
Ituran Location & Control Ltd.	15,641	234,459
Oplink Communications, Inc.[1]	16,974	243,237
Plantronics, Inc.	43,114	1,233,060
Sierra Wireless, Inc.[1]	80,030	532,200

		20,512,156

Computers & Peripherals—0.9%
China Digital TV Holding Co. Ltd., ADR[1]	33,830	184,712
Diebold, Inc.	6,500	177,125
QLogic Corp.[1]	69,540	1,155,755
Quantum Corp.[1]	63,600	119,568
Rimage Corp.[1]	12,180	192,809
Synaptics, Inc.[1]	167,350	4,602,125

		6,432,094

Electronic Equipment & Instruments—1.3%
Anixter International, Inc.[1]	18,250	777,450
AVX Corp.	53,000	679,460
Bell Microproducts, Inc.[1]	7,300	50,954
Benchmark Electronics, Inc.[1]	38,639	612,428
Brightpoint, Inc.[1]	75,000	525,000
Celestica, Inc.[1]	47,200	380,432
Checkpoint Systems, Inc.[1]	17,700	307,272
CTS Corp.	17,500	161,700
Insight Enterprises, Inc.[1]	88,266	1,161,581
Multi-Fineline Electronix, Inc.[1]	46,702	1,165,682
Sanmina-SCI Corp.[1]	11,800	160,598
Smart Modular Technologies, Inc.[1]	29,600	173,160
Spectrum Control, Inc.[1]	25,790	360,544
Tech Data Corp.[1]	40,768	1,452,156
12 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

	Shares	Value

Electronic Equipment & Instruments Continued
TTM Technologies, Inc.[1]	90,770	$862,315
Vishay Intertechnology, Inc.[1]	87,500	677,250

		9,507,982

Internet Software & Services—1.8%
Ancestry.com, Inc.[1]	44,800	789,376
AOL, Inc.[1]	8,600	178,794
EarthLink, Inc.	184,708	1,470,276
GigaMedia Ltd.[1]	76,200	181,356
j2 Global Communications, Inc.[1]	207,915	4,540,864
Perficient, Inc.[1]	23,820	212,236
Saba Software, Inc.[1]	51,990	267,749
Sohu.com, Inc.[1]	13,040	535,814
United Online, Inc.	117,472	676,639
ValueClick, Inc.[1]	125,610	1,342,771
VistaPrint NV1	62,733	2,979,190
Web.com Group, Inc.[1]	16,280	58,445

		13,233,510

IT Services—3.2%
Acxiom Corp.[1]	79,950	1,174,466
Broadridge Financial Solutions, Inc.	76,528	1,457,858
CACI International, Inc., Cl. A1	93,370	3,966,358
Cass Information Systems, Inc.	2,230	76,378
Convergys Corp.[1]	69,427	681,079
CSG Systems International, Inc.[1]	68,831	1,261,672
DST Systems, Inc.	31,034	1,121,569
Euronet Worldwide, Inc.[1]	2,700	34,533
Forrester Research, Inc.[1]	16,010	484,463
Gartner, Inc.[1]	11,410	265,283
Global Cash Access, Inc.[1]	115,285	831,205
iGate Corp.	31,616	405,317
ManTech International Corp.[1]	2,400	102,168
Maximus, Inc.	12,800	740,736
Ness Technologies, Inc.[1]	76,440	329,456
NeuStar, Inc., Cl. A1	225,408	4,647,913
Patni Computer Systems Ltd., ADR	47,140	1,076,206
Satyam Computer Services Ltd., ADR[1]	160,720	826,101
Syntel, Inc.	13,738	466,405
TeleTech Holdings, Inc.[1]	94,316	1,215,733
TNS, Inc.[1]	25,960	452,742
Unisys Corp.[1]	23,300	430,817
VeriFone Systems, Inc.[1]	20,400	386,172
Virtusa Corp.[1]	75,100	700,683

		23,135,313

Office Electronics—0.0%
Zebra Technologies Corp., Cl. A1	4,100	104,017
Semiconductors & Semiconductor Equipment—3.7%
Amkor Technology, Inc.[1]	86,320	475,623
Atheros Communications, Inc.[1]	162,200	4,466,988
Cabot Microelectronics Corp.[1]	16,000	553,440
Fairchild Semiconductor International, Inc., Cl. A1	55,500	466,755
Himax Technologies, Inc., ADR[1]	180,850	526,274
Integrated Silicon Solution, Inc.[1]	54,900	413,946
Intersil Corp., Cl. A	11,100	134,421
Lattice Semiconductor Corp.[1]	111,500	483,910
Micrel, Inc.	75,917	772,835
Microsemi Corp.[1]	16,500	241,395
Netlogic Microsystems, Inc.[1]	157,400	4,281,280
PMC-Sierra, Inc.[1]	9,100	68,432
RF Micro Devices, Inc.[1]	37,600	147,016
Semtech Corp.[1]	245,409	4,017,345
Sigma Designs, Inc.[1]	48,670	487,187
Silicon Motion Technology Corp., ADR[1]	32,607	168,578
Skyworks Solutions, Inc.[1]	222,730	3,739,637
Teradyne, Inc.[1]	33,200	323,700
Tessera Technologies, Inc.[1]	39,259	630,107
Varian Semiconductor Equipment Associates, Inc.[1]	133,729	3,832,673

		26,231,542

Software—4.4%
Actuate Corp.[1]	111,160	494,662
Blackboard, Inc.[1]	115,860	4,325,054
Changyou.com Ltd., ADR[1]	6,290	162,659
Compuware Corp.[1]	160,158	1,278,061
Concur Technologies, Inc.[1]	59,150	2,524,522
Double-Take Software, Inc.[1]	27,700	290,573
FactSet Research Systems, Inc.	73,752	4,940,646
Fair Isaac Corp.	75,231	1,639,283
Giant Interactive Group, Inc., ADR	65,700	452,016
Henry (Jack) & Associates, Inc.	24,704	589,932
JDA Software Group, Inc.[1]	11,326	248,945
Manhattan Associates, Inc.[1]	55,055	1,516,765
MICROS Systems, Inc.[1]	11,720	373,516
MicroStrategy, Inc., Cl. A1	18,756	1,408,388
Monotype Imaging Holdings, Inc.[1]	25,890	233,269
Net 1 UEPS Technologies, Inc.[1]	89,480	1,199,927
NetScout Systems, Inc.[1]	11,000	156,420
Perfect World Co. Ltd.[1]	25,960	571,380
Pervasive Software, Inc.[1]	37,650	186,744
13 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Software Continued
Quest Software, Inc.[1]	71,830	$1,295,813
TIBCO Software, Inc.[1]	600,110	7,237,327
Websense, Inc.[1]	37,390	706,671

		31,832,573

Materials—4.7%
Chemicals—1.8%
Ashland, Inc.	25,599	1,188,306
Cytec Industries, Inc.	75,731	3,028,483
Hawkins, Inc.	25,780	620,782
Innophos Holdings, Inc.	68,170	1,777,874
Innospec, Inc.[1]	14,440	135,447
KMG Chemicals, Inc.	16,710	239,956
Koppers Holdings, Inc.	4,136	92,977
Minerals Technologies, Inc.	23,684	1,125,937
NewMarket Corp.	8,040	702,053
OM Group, Inc.[1]	22,600	539,236
Omnova Solutions, Inc.[1]	63,230	493,826
PolyOne Corp.[1]	96,550	812,951
Schulman (A.), Inc.	51,600	978,336
Stepan Co.	8,150	557,705
W.R. Grace & Co.[1]	35,810	753,442

		13,047,311

Construction Materials—0.6%
Eagle Materials, Inc.	160,680	4,166,432
Containers & Packaging—1.0%
Boise, Inc.[1]	84,480	463,795
Myers Industries, Inc.	61,580	498,182
Packaging Corp. of America	232,220	5,113,484
Rock-Tenn Co., Cl. A	24,959	1,239,714

		7,315,175

Metals & Mining—0.9%
Century Aluminum Co.[1]	85,710	756,819
Compass Minerals International, Inc.	69,730	4,900,624
Mesabi Trust	13,690	238,069
Redcorp Ventures Ltd., Legend Shares[1,2]	666,400	3,130
Worthington Industries, Inc.	26,400	339,504

		6,238,146

Paper & Forest Products—0.4%
Buckeye Technologies, Inc.[1]	82,410	819,980
Clearwater Paper Corp.[1]	13,780	754,593
Domtar Corp.	6,850	336,678
Glatfelter	55,600	603,260
KapStone Paper & Packing Corp.[1]	52,410	583,847

		3,098,358

Telecommunication Services—0.5%
Diversified Telecommunication Services—0.3%
Cincinnati Bell, Inc.[1]	427,172	1,285,788
Hickory Tech Corp.	24,450	165,038
Nortel Inversora SA, Sponsored ADR[1]	13,830	263,185

		1,714,011

Wireless Telecommunication Services—0.2%
NTELOS Holdings Corp.	31,258	537,638
USA Mobility, Inc.	79,112	1,022,127

		1,559,765

Utilities—2.6%
Electric Utilities—0.8%
Companhia Paranaense de Energia-Copel, Sponsored ADR	76,251	1,574,583
El Paso Electric Co.[1]	44,380	858,753
Empresa Distribuidora y Comercializadora Norte SA, ADR[1]	28,270	180,363
UniSource Energy Corp.	5,100	153,918
Westar Energy, Inc.	125,280	2,707,301

		5,474,918

Energy Traders—0.2%
Calpine Corp.[1]	9,100	115,752
Mirant Corp.[1]	83,860	885,562

		1,001,314

Gas Utilities—0.7%
AGL Resources, Inc.	23,340	836,039
Atmos Energy Corp.	41,840	1,131,354
Laclede Group, Inc. (The)	17,190	569,505
Nicor, Inc.	19,980	809,190
Southwest Gas Corp.	45,800	1,351,100
WGL Holdings, Inc.	9,800	333,494

		5,030,682

Multi-Utilities—0.5%
Avista Corp.	17,490	341,580
Integrys Energy Group, Inc.	12,100	529,254
NorthWestern Corp.	105,585	2,766,327

		3,637,161

Water Utilities—0.4%
Aqua America, Inc.	176,990	3,129,158

Total Common Stocks (Cost $620,345,834)		693,836,955

Investment Companies—3.4%
Apollo Investment Corp.	83,170	775,976
Ares Capital Corp.	383,848	4,809,615
14 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

	Shares	Value

Investment Companies Continued
BlackRock Kelso Capital Corp.	92,070	$908,731
Gladstone Capital Corp.	70,358	760,570
Hercules Technology Growth Capital, Inc.	54,877	505,417
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[3,4]	65,648	65,648
MCG Capital Corp.	97,870	472,712
Oppenheimer Institutional Money Market Fund, Cl. E, 0.28%[3,5]	14,812,893	14,812,893
PennantPark Investment Corp.	64,378	614,810
TICC Capital Corp.	50,270	422,268

Total Investment Companies (Cost $23,799,877)		24,148,640

Total Investments, at Value (Cost $644,145,711)	100.0%	717,985,595
Other Assets Net of Liabilities	0.0	339,739

Net Assets	100.0%	$718,325,334

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,130 or less than 0.005% of the Fund’s net assets as of June 30, 2010.

3.	Rate shown is the 7-day yield as of June 30, 2010.

4.	Interest rate is less than 0.0005%.

5.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2009	Additions	Reductions	June 30, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	6,595,140	98,175,092	89,957,339	14,812,893

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$14,812,893	$8,796
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2010 based on valuation input level:

	Level 1—	Level 2—	Level 3—
	Unadjusted	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$103,544,379	$—	$—	$103,544,379
Consumer Staples	19,150,175	—	—	19,150,175
Energy	30,375,732	317,252	—	30,692,984
Financials	143,149,368	—	—	143,149,368
Health Care	103,717,607	—	25	103,717,632
Industrials	107,180,799	—	—	107,180,799
Information Technology	130,989,187	—	—	130,989,187
Materials	33,862,292	—	3,130	33,865,422
Telecommunication Services	3,273,776	—	—	3,273,776
Utilities	18,273,233	—	—	18,273,233
Investment Companies	24,148,640	—	—	24,148,640

Total Assets	$717,665,188	$317,252	$3,155	$717,985,595

15 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
16 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $629,332,818)	$703,172,702
Affiliated companies (cost $14,812,893)	14,812,893

717,985,595

Receivables and other assets:
Investments sold	2,391,430
Dividends	661,234
Shares of beneficial interest sold	419,587
Other	18,355

Total assets	721,476,201

Liabilities
Payables and other liabilities:
Investments purchased	1,756,782
Shares of beneficial interest redeemed	638,268
Distribution and service plan fees	433,053
Shareholder communications	222,751
Transfer and shareholder servicing agent fees	61,912
Trustees’ compensation	10,152
Other	27,949

Total liabilities	3,150,867

Net Assets	$718,325,334

Composition of Net Assets
Par value of shares of beneficial interest	$51,200
Additional paid-in capital	886,487,166
Accumulated net investment income	1,126,983
Accumulated net realized loss on investments	(243,179,899)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	73,839,884

Net Assets	$718,325,334

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $85,724,261 and 6,069,658 shares of beneficial interest outstanding)	$14.12
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $632,601,073 and 45,130,495 shares of beneficial interest outstanding)	$14.02
See accompanying Notes to Financial Statements.
17 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2010

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $17,334)	$5,065,220
Affiliated companies	8,796
Interest	57

Total investment income	5,074,073

Expenses
Management fees	2,708,483
Distribution and service plan fees—Service shares	844,254
Transfer and shareholder servicing agent fees:
Non-Service shares	43,660
Service shares	339,979
Shareholder communications:
Non-Service shares	16,446
Service shares	128,416
Trustees’ compensation	16,714
Custodian fees and expenses	2,142
Other	37,675

Total expenses	4,137,769
Less waivers and reimbursements of expenses	(219,199)

Net expenses	3,918,570

Net Investment Income	1,155,503

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	24,592,800
Net change in unrealized appreciation/depreciation on:
Investments	(34,900,577)
Translation of assets and liabilities denominated in foreign currencies	(8,989)

Net change in unrealized appreciation/depreciation	(34,909,566)

Net Decrease in Net Assets Resulting from Operations	$(9,161,263)

See accompanying Notes to Financial Statements.
18 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2010	December 31,
	(Unaudited)	2009

Operations
Net investment income	$1,155,503	$3,381,265
Net realized gain (loss)	24,592,800	(133,188,329)
Net change in unrealized appreciation/depreciation	(34,909,566)	346,221,405

Net increase (decrease) in net assets resulting from operations	(9,161,263)	216,414,341

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(548,102)	(605,525)
Service shares	(2,854,368)	(4,276,612)

	(3,402,470)	(4,882,137)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	5,602,313	894,228
Service shares	(18,874,512)	(78,387,647)

	(13,272,199)	(77,493,419)

Net Assets
Total increase (decrease)	(25,835,932)	134,038,785
Beginning of period	744,161,266	610,122,481

End of period (including accumulated net investment income of $1,126,983 and $3,373,950, respectively)	$718,325,334	$744,161,266

See accompanying Notes to Financial Statements.
19 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2010				Year Ended December 31,
Non-Service Shares	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$14.40	$10.65	$18.20	$19.15	$17.18	$16.05

Income (loss) from investment operations:
Net investment income[1]	.04	.08	.12	.09	.08	.04
Net realized and unrealized gain (loss)	(.23)	3.78	(6.73)	(.30)	2.46	1.51

Total from investment operations	(.19)	3.86	(6.61)	(.21)	2.54	1.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.09)	(.11)	(.08)	(.06)	(.03)	—
Distributions from net realized gain	—	—	(.86)	(.68)	(.54)	(.42)

Total dividends and/or distributions to shareholders	(.09)	(.11)	(.94)	(.74)	(.57)	(.42)

Net asset value, end of period	$14.12	$14.40	$10.65	$18.20	$19.15	$17.18

Total Return, at Net Asset Value[2]	(1.33)%	37.20%	(37.83)%	(1.21)%	15.00%	9.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$85,724	$81,814	$58,478	$93,939	$81,405	$44,820

Average net assets (in thousands)	$88,023	$69,585	$80,406	$94,815	$62,659	$39,708

Ratios to average net assets:[3]
Net investment income	0.52%	0.71%	0.80%	0.48%	0.46%	0.23%
Total expenses	0.86%[4]	0.91%[4]	0.75%[4]	0.73%[4]	0.77%[4]	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.82%	0.75%	0.73%	0.77%	0.81%

Portfolio turnover rate	27%	140%	130%	115%	110%	110%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total Expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	0.86%
Year Ended December 31, 2009	0.91%
Year Ended December 31, 2008	0.75%
Year Ended December 31, 2007	0.73%
Year Ended December 31, 2006	0.77%
See accompanying Notes to Financial Statements.
20 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

	Six Months
	Ended
	June 30, 2010				Year Ended December 31,
Service Shares	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$14.28	$10.54	$18.03	$18.98	$17.06	$15.97

Income (loss) from investment operations:
Net investment income[1]	.02	.05	.08	.05	.04	— [2]
Net realized and unrealized gain (loss)	(.22)	3.76	(6.67)	(.29)	2.42	1.51

Total from investment operations	(.20)	3.81	(6.59)	(.24)	2.46	1.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.06)	(.07)	(.04)	(.03)	— [2]	—
Distributions from net realized gain	—	—	(.86)	(.68)	(.54)	(.42)

Total dividends and/or distributions to shareholders	(.06)	(.07)	(.90)	(.71)	(.54)	(.42)

Net asset value, end of period	$14.02	$14.28	$10.54	$18.03	$18.98	$17.06

Total Return, at Net Asset Value[3]	(1.42)%	36.88%	(38.00)%	(1.39)%	14.66%	9.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$632,601	$662,347	$551,644	$821,642	$636,430	$314,868

Average net assets (in thousands)	$685,481	$612,651	$769,150	$766,102	$479,456	$221,324

Ratios to average net assets:[4]
Net investment income	0.27%	0.47%	0.52%	0.23%	0.23%	0.02%
Total expenses	1.11%[5]	1.15%[5]	0.99%[5]	0.97%[5]	1.00%[5]	1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.07%	0.99%	0.97%	1.00%	1.04%

Portfolio turnover rate	27%	140%	130%	115%	110%	110%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	1.11%
Year Ended December 31, 2009	1.15%
Year Ended December 31, 2008	0.99%
Year Ended December 31, 2007	0.97%
Year Ended December 31, 2006	1.00%
See accompanying Notes to Financial Statements.
21 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Main Street Small Cap Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued
22 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
23 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
During the fiscal year ended December 31, 2009, the Fund did not utilize any capital loss carryforward. As of December 31, 2009, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Expiring

2016	$91,876,720
2017	161,793,274

Total	$253,669,994

As of June 30, 2010, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $229,077,194 expiring by 2017. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2010, it is estimated that the Fund will utilize $24,592,800 of capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$658,953,173

Gross unrealized appreciation	$94,378,779
Gross unrealized depreciation	(35,346,357)

Net unrealized appreciation	$59,032,422

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income,
24 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	1,502,585	$22,494,391	3,169,215	$36,433,519
Dividends and/or distributions reinvested	36,202	548,102	83,752	605,525
Redeemed	(1,150,578)	(17,440,180)	(3,063,138)	(36,144,816)

Net increase	388,209	$5,602,313	189,829	$894,228

Service Shares
Sold	3,160,458	$47,815,476	14,093,981	$149,861,179
Dividends and/or distributions reinvested	189,911	2,854,368	592,905	4,262,989
Redeemed	(4,603,861)	(69,544,356)	(20,638,747)	(232,511,815)

Net decrease	(1,253,492)	$(18,874,512)	(5,951,861)	$(78,387,647)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$204,626,728	$229,758,765
25 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of the daily net assets of each class of shares. For the six months ended June 30, 2010, the Fund paid $383,641 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets would not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $25,008 and $189,661 for Non-Service and Service shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $4,530 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and
26 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for “improper investments,” “breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
27 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
28 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

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31 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

OPPENHEIMER MAIN STREET SMALL CAP FUND®/VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Matthew P. Ziehl, Vice President and Portfolio Manager
Raman Vardharaj, Vice President and Portfolio Manager
Thomas W. Keffer, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses and, if available, summary prospectuses, carefully before investing

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.
©2010 OppenheimerFunds, Inc. All rights reserved.

June 30, 2010 Oppenheimer Money Fund/VA Semiannual Report A Series of Oppenheimer Variable Account Funds SEMI ANNUAL REPORT Fund Performance Discussion Listing of Investments Financial Statements

OPPENHEIMER MONEY FUND/VA
Fund Objective: Oppenheimer Money Fund/VA seeks maximum current income from investments in “money market” securities consistent with low capital risk and the maintenance of liquidity. The Fund is a money market fund.
Current Yield
For the 7-Day Period Ended 6/30/10
0.04%
For the 6-Month Period Ended 6/30/10
0.04%
The performance data quoted represents past performance, which does not guarantee future results. Yields are annualized and include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s performance should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s performance does not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Without a voluntary expense waiver that can be terminated after one year from the date of the current prospectus, Fund performance would have been less.
Narrative by Carol Wolf and Christopher Proctor1, Portfolio Managers
During the six-month reporting period ended June 30, 2010, the Fund produced a 0.04% yield without and with compounding. As of June 30, the Fund’s 7-day yield, without and with compounding, was also 0.04%.
     Like its peers, the Fund generated relatively little current income during the reporting period as the Federal Reserve Board (the “Fed”) maintained short-term interest rates in a historically low range of 0% to 0.25%. However, the Fund continued to provide the benefits of liquidity and preservation of capital amid bouts of heightened market volatility stemming from renewed global economic concerns, a subpar U.S. economic recovery and significant changes to the regulatory environment in which money market funds operate.
Economic and Market Environment
The U.S. economy continued to expand over the first half of 2010 as manufacturing activity generally improved and a degree of confidence was restored among consumers, businesses and investors. However, the U.S. recovery has remained milder than historical averages, primarily due to headwinds stemming from a stubbornly high unemployment rate, persistent weakness in housing markets and severe fiscal challenges confronting many states and municipalities.
     Faced with a fragile recovery, the Fed left unchanged the aggressively accommodative monetary policy it had established at the bottom of the recession, which helped the United States rank among the developed world’s more robust economies during the reporting period. In contrast, as it has been for many years, Japan remained mired in economic weakness stemming in part from systemic imbalances in its banking system. Europe also stumbled economically, as the regional economy was weighed down by the excessive debt burdens carried by some members of the European Union, most notably Greece. In China, evidence of rising inflationary pressures led to concerns that inflation-fighting measures might choke off growth in the region, which has served as primary support for the global economic recovery. These worries led to heightened volatility in the global stock and bond markets during the last two months of the reporting period.
     Given these developments, we saw only modest improvement in the fundamentals of U.S. short-term credit markets during the reporting period. The Fed’s low target for the federal funds rate served as an anchor for yields of money market instruments, which typically offered annualized returns of little more than zero percent. In addition, yield differences along the market’s maturity spectrum remained relatively narrow, and most money market funds maintained weighted average maturities that were longer than historical averages.

1.	Effective May 19, 2010.
2 | OPPENHEIMER MONEY FUND/VA

     The Fed and U.S. Government removed some of the market support they put in place during the 2008 credit crisis. For example, in March 2010, the Fed ended its massive purchases of U.S. Government securities, including mortgage-backed securities. The credit markets appeared to absorb the end of these programs without significant problems. Still, the Fed has repeatedly stated that it intends to maintain low short-term interest rates “for an extended period,” and, at period end, we continue to believe that short-term rates will remain low by historical standards.
Portfolio Strategy
As we have for some time, we maintained a defensive investment posture over the first half of 2010. Due to narrow yield spreads and low interest rates among money market instruments, it made little sense to incur the incremental credit risks associated with corporate maturities.
     Moreover, we continued to focus on money market instruments that meet our stringent credit-quality standards. In light of our emphasis on seeking safety and liquidity, the Fund held less commercial paper and more U.S. Government securities than we consider usual. In addition, we found some opportunities meeting our criteria among taxable short-term securities issued by states and municipalities.
     During the reporting period, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing money market funds. Among other provisions, the new rules have increased most funds’ minimum liquidity standards. Although the Fund historically has been managed conservatively, we made several adjustments to its composition during the spring of 2010 to bring it fully into compliance with the new regulations. These changes had relatively little impact on the Fund’s yield.
     We are awaiting further changes to regulatory requirements that could influence the economic recovery and credit markets. Shortly after the reporting period came to a close, Congress passed a major financial reform bill, the implementation of which may affect how the Fed conducts monetary policy. The SEC is also considering additional changes to money market regulations potentially later this year.
     In light of ongoing economic and regulatory uncertainty, we currently intend to retain the Fund’s conservative investment posture. After all, seeking liquidity and preserving capital are the foundation of what makes Oppenheimer Money Fund/VA part of The Right Way to Invest.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
3 | OPPENHEIMER MONEY FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2010	June 30, 2010	June 30, 2010

Actual
	$1,000.00	$1,000.20	$1.64
Hypothetical (5% return before expenses)
	1,000.00	1,023.16	1.66
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized expense ratio based on the 6-month period ended June 30, 2010 is as follows:

Expense Ratio
0.33%
The expense ratio reflects voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
4 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS June 30, 2010 / Unaudited

	Principal
	Amount	Value

Certificates of Deposit—18.5%
Yankee Certificates of Deposit—18.5%
Bank of Nova Scotia, Houston TX, 0.35%, 8/5/10	$3,000,000	$3,000,000
BNP Paribas, New York, 0.54%, 9/3/10	900,000	900,000
National Australia Bank, New York, 0.45%, 11/24/10[1]	1,600,000	1,600,000
Nordea Bank Finland plc, New York:
0.68%, 12/16/10	3,000,000	3,000,000
0.71%, 12/6/10	3,000,000	3,000,127
Rabobank Nederland NV, New York:
0.42%, 5/12/11[1]	3,000,000	3,000,000
0.447%, 6/27/11[1]	2,000,000	2,000,000
0.72%, 7/26/10	2,000,000	2,000,000
Royal Bank of Canada, New York, 0.35%, 10/1/10[1]	2,000,000	2,000,000
Toronto Dominion Bank, New York, 0.26%, 8/5/10	3,000,000	3,000,000
Westpac Banking Corp., New York:
0.18%, 10/12/10[1]	2,000,000	2,000,000
0.381%, 10/7/10[1]	3,500,000	3,500,000
0.451%, 12/7/10[1]	2,000,000	2,000,000

Total Certificates of Deposit (Cost $31,000,127)		31,000,127

Direct Bank Obligations—4.5%
Credit Agricole North America, Inc., 0.42%, 7/27/10	4,000,000	3,998,787
Northern Trust Co., Grand Cayman, 0.02%, 7/1/10	3,500,000	3,500,000

Total Direct Bank Obligations (Cost $7,498,787)		7,498,787

Short-Term Notes—65.7%
Capital Markets—4.1%
BNP Paribas Finance, Inc.:
0.40%, 8/11/10	1,000,000	999,544
0.59%, 9/17/10	3,500,000	3,495,526
0.60%, 9/24/10	2,400,000	2,396,600

		6,891,670

Commercial Banks—11.8%
Barclays US Funding LLC, 0.42%, 8/17/10	2,800,000	2,798,465
Commonwealth Bank of Australia, 0.28%, 7/9/10[2]	2,700,000	2,699,832
ING Funding LLC:
0.30%, 7/14/10	2,000,000	1,999,783
0.31%, 7/16/10	500,000	499,935
0.32%, 7/22/10	2,000,000	1,999,627
National Australia Funding (Delaware), Inc.:
0.28%, 7/8/10[2]	1,350,000	1,349,927
0.305%, 7/19/10[2]	5,000,000	4,999,238
Nordea North America, Inc., 0.60%, 11/19/10	1,000,000	997,650
Toronto Dominion Holdings (U.S.A.), Inc., 0.26%, 7/30/10[2]	2,500,000	2,499,476

		19,843,933

Diversified Financial Services—1.3%
General Electric Capital Services, 0.43%, 9/27/10	2,100,000	2,097,793
Insurance—1.8%
United of Omaha Life Insurance Co.:
0.654%, 12/29/10[1]	2,000,000	2,000,000
0.654%, 12/29/10[1]	1,000,000	1,000,000

		3,000,000

Leasing & Factoring—4.8%
Toyota Motor Credit Corp.:
0.50%, 8/6/10	3,500,000	3,498,250
0.50%, 8/10/10	2,000,000	1,998,889
0.53%, 8/16/10	1,500,000	1,498,984
0.54%, 8/20/10	1,000,000	999,250

		7,995,373

Municipal—14.8%
Allegheny Cnty., PA Industrial Development Authority Bonds, Union Electric Steel Corp., Series 1997, 0.35%, 7/1/10[1]	2,316,000	2,316,000
Chicago, IL Industrial Development Revenue Bonds, Freedman Seating Co. Project, Series 1998, 0.47%, 7/1/10[1]	1,335,000	1,335,000
Health Care Revenue Bonds, SFO Associates Project, Series 1994, 0.39%, 7/1/10[1]	2,200,000	2,200,000
IL Finance Authority Industrial Development Revenue Bonds, Freedman Seating Co. Project, Series 2005, 0.47%, 7/1/10[1]	1,440,000	1,440,000
Laurel Grocery Project Nts., Series 1999, 0.65%, 7/1/10[1]	1,235,000	1,235,000
Manassas, VA Industrial Development Authority Bonds, Aurora Flight Science, Series 2005, 0.40%, 7/1/10[1]	985,000	985,000
Miami-Dade Cnty., FL Industrial Development Authority Bonds, Airbus Service Co., Inc. Project, Series 98, 0.39%, 7/1/10[1]	1,000,000	1,000,000
5 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Municipal Continued
Putnam Cnty., WV Solid Waste Disposal Revenue Bonds, FMC Corp., Series 1991, 0.52%, 8/1/10[1]	$1,730,000	$1,730,000
San Antonio, TX Industrial Development Authority Revenue Bonds, Tindall Corp. Project, Series 2008, 0.40%, 7/1/10[1]	3,500,000	3,500,000
SC Jobs-Economic Development Authority Bonds, Abraham Industries LLC Project, Series 1999, 0.37%, 7/1/10[1]	1,650,000	1,650,000
SC Jobs-Economic Development Authority Revenue Bonds, JM Steel Corp. Project, Series 1999, 0.48%, 7/1/10[1]	385,000	385,000
Valdosta-Lowndes Cnty., GA Industrial Authority, Steeda Autosports, Inc. Project, Series 2008, 0.40%, 7/1/10[1]	945,000	945,000
Vigo Cnty., IN Economic Development Revenue Bonds, Republic Services, Inc. Project, Series 03, 0.29%, 7/1/10[1]	5,000,000	5,000,000
Wright Brothers, Inc. Nts., Series 2005, 0.65%, 7/1/10[1]	985,000	985,000

		24,706,000

Receivables Finance—12.1%
Barton Capital Corp., 0.36%, 7/6/10[2]	2,900,000	2,899,855
Fairway Finance Corp., 0.47%, 9/8/10[2]	2,500,000	2,497,748
Gemini Securitization Corp.:
0.35%, 7/9/10[2]	2,100,000	2,099,837
0.35%, 7/15/10[2]	2,000,000	1,999,728
Jupiter Securitization Co. LLC:
0.32%, 7/12/10[2]	4,000,000	3,999,609
0.40%, 8/3/10[2]	2,000,000	1,999,267
Old Line Funding Corp.:
0.30%, 7/7/10[2]	3,000,000	2,999,870
0.43%, 8/9/10[2]	1,800,000	1,799,162

		20,295,076

Special Purpose Financial—15.0%
Crown Point Capital Co.:
0.45%, 7/8/10	4,800,000	4,799,580
0.50%, 8/9/10	2,000,000	1,998,917
FCAR Owner Trust I, 0.38%, 7/22/10	3,000,000	2,999,335
Govco, Inc., 0.01%, 7/1/10[2]	7,800,000	7,800,000
Lexington Parker Capital Co. LLC:
0.45%, 7/13/10[2]	2,100,000	2,099,685
0.50%, 8/2/10[2]	1,900,000	1,899,156
0.50%, 8/4/10[2]	1,600,000	1,599,244
0.50%, 8/13/10[2]	2,000,000	1,998,806

		25,194,723

Total Short-Term Notes (Cost $110,024,568)		110,024,568

U.S. Government Obligations—3.5%
U.S. Treasury Nts.:
0.875%, 2/28/11-4/30/11	3,800,000	3,812,098
4.875%, 7/31/11	1,000,000	1,048,237
5.125%, 6/30/11	1,000,000	1,046,447

Total U.S. Government Obligations (Cost $5,906,782)		5,906,782

U.S. Government Agencies—4.8%
Federal Home Loan Bank:
0.50%, 10/29/10	3,000,000	3,000,000
0.61%, 5/16/11	2,000,000	2,000,000
0.75%, 6/21/11	2,000,000	2,000,000
3.125%, 11/12/10	1,000,000	1,009,470

Total U.S. Government Agencies (Cost $8,009,470)		8,009,470

Total Investments, at Value (Cost $162,439,734)	97.0%	162,439,734
Other Assets Net of Liabilities	3.0	5,097,183

Net Assets	100.0%	$167,536,917

6 | OPPENHEIMER MONEY FUND/VA

Footnotes to Statement of Investments
Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

1.	Represents the current interest rate for a variable or increasing rate security.

2.	Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $47,240,440 or 28.20% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2010 based on valuation input level:

		Level 2—	Level 3—
	Level 1—	Other Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Certificates of Deposit	$—	$31,000,127	$—	$31,000,127
Direct Bank Obligations	—	7,498,787	—	7,498,787
Short-Term Notes	—	110,024,568	—	110,024,568
U.S. Government Obligations	—	5,906,782	—	5,906,782
U.S. Government Agencies	—	8,009,470	—	8,009,470

Total Assets	$—	$162,439,734	$—	$162,439,734

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
7 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited

June 30, 2010

Assets
Investments, at value (cost $162,439,734)—see accompanying statement of investments	$162,439,734
Cash	4,316,973
Receivables and other assets:
Shares of beneficial interest sold	772,175
Interest	85,319
Other	8,505

Total assets	167,622,706

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	42,162
Transfer and shareholder servicing agent fees	13,516
Legal, auditing and other professional fees	10,837
Shareholder communications	9,723
Trustees’ compensation	5,059
Dividends	1,606
Other	2,886

Total liabilities	85,789

Net Assets	$167,536,917

Composition of Net Assets
Par value of shares of beneficial interest	$167,527
Additional paid-in capital	167,385,541
Accumulated net investment loss	(25,496)
Accumulated net realized gain on investments	9,345

Net Assets—applicable to 167,526,980 shares of beneficial interest outstanding	$167,536,917

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.00
See accompanying Notes to Financial Statements.
8 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended June 30, 2010

Investment Income
Interest	$285,453

Expenses
Management fees	383,302
Transfer and shareholder servicing agent fees	85,177
Shareholder communications	12,640
Trustees’ compensation	9,080
Custodian fees and expenses	1,068
Other	22,783

Total expenses	514,050
Less waivers and reimbursements of expenses	(234,563)

Net expenses	279,487

Net Investment Income	5,966

Net Realized Gain on Investments	58

Net Increase in Net Assets Resulting from Operations	$6,024

See accompanying Notes to Financial Statements.
9 | OPPENHEIMER MONEY FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2010	December 31,
	(Unaudited)	2009

Operations
Net investment income	$5,966	$765,680
Net realized gain	58	10,354

Net increase in net assets resulting from operations	6,024	776,034

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(31,462)	(765,999)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions	(13,392,326)	(62,411,738)

Net Assets
Total decrease	(13,417,764)	(62,401,703)
Beginning of period	180,954,681	243,356,384

End of period (including accumulated net investment loss of $25,496 for the six months ended June 30, 2010)	$167,536,917	$180,954,681

See accompanying Notes to Financial Statements.
10 | OPPENHEIMER MONEY FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2010	Year Ended December 31,
	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations-net investment income and net realized gain[1]	— [2]	— [2]	.03	.05	.05	.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	— [2]	— [2]	(.03)	(.05)	(.05)	(.03)
Distributions from net realized gain	—	—	—	— [2]	— [2]	—

Total dividends and/or distributions to shareholders	— [2]	— [2]	(.03)	(.05)	(.05)	(.03)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[3]	0.02%	0.32%	2.78%	4.98%	4.71%	2.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$167,537	$180,955	$243,356	$189,749	$171,521	$173,162

Average net assets (in thousands)	$171,690	$218,079	$212,564	$181,271	$171,118	$186,453

Ratios to average net assets:[4]
Net investment income	0.01%	0.35%	2.72%	4.86%	4.61%	2.80%
Total expenses	0.60%	0.57%	0.50%	0.50%	0.49%	0.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.33%	0.48%	0.50%	0.50%	0.49%	0.48%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.
11 | OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Money Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek maximum current income from investments in “money market” securities consistent with low capital risk and the maintenance of liquidity. The Fund is a Money Market Fund. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded
12 | OPPENHEIMER MONEY FUND/VA

on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Sold	35,519,239	$35,519,239	66,197,591	$66,197,591
Dividends and/or distributions reinvested	30,431	30,431	765,999	765,999
Redeemed	(48,941,996)	(48,941,996)	(129,375,328)	(129,375,328)

Net decrease	(13,392,326)	$(13,392,326)	(62,411,738)	$(62,411,738)

3. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Over $1.5 billion	0.375
13 | OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
3. Fees and Other Transactions with Affiliates Continued
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of its daily net assets. For the six months ended June 30, 2010, the Fund paid $87,232 to OFS for services to the Fund.
Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $234,042.
     The Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets will not exceed the annual rate of 0.50%. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $521.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
4. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
5. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for “improper investments,” “breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award
14 | OPPENHEIMER MONEY FUND/VA

of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
15 | OPPENHEIMER MONEY FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
16 | OPPENHEIMER MONEY FUND/VA

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19 | OPPENHEIMER MONEY FUND/VA

OPPENHEIMER MONEY FUND/VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Carol E. Wolf, Vice President and Portfolio Manager
Christopher Proctor, Vice President and Portfolio Manager
Thomas W. Keffer, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses and, if available, summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.
©2010 OppenheimerFunds, Inc. All rights reserved.

June 30, 2010 Oppenheimer Global Strategic Income Semiannual Fund/VA* Report A Series of Oppenheimer Variable Account Funds S E M I A N N UA L R E P O RT Fund Performance Discussion Listing of Top Holdings Listing of Investments Financial Statements *Prior to April 30, 2010, the Fund’s name was “Oppenheimer Strategic Bond Fund/VA.”

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA
Fund Objective. The Fund seeks a high level of current income principally derived from interest on debt securities.
Portfolio Managers: Arthur Steinmetz, Krishna Memani, Joseph Welsh and Caleb Wong
Cumulative Total Returns
For the 6-Month Period Ended 6/30/10

Non-Service Shares	5.28%
Service Shares	5.07
Average Annual Total Returns

For the Periods Ended 6/30/10

	1-Year	5-Year	10-Year

Non-Service Shares	17.97%	5.03%	6.60%

			Since
			Inception
	1-Year	5-Year	(3/19/01)

Service Shares	17.53%	4.76%	6.38%
Expense Ratios

For the Fiscal Year Ended 12/31/09

	Gross Expense	Net Expense
	Ratios	Ratios

Non-Service Shares	0.68%	0.65%
Service Shares	0.93	0.90
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on the total market value of investments.
Corporate Bonds & Notes—Top Ten Industries

Oil, Gas & Consumable Fuels	4.3%
Media	1.9
Commercial Banks	1.6
Hotels, Restaurants & Leisure	1.5
Diversified Telecommunication Services	1.5
Electric Utilities	1.4
Wireless Telecommunication Services	1.1
Paper & Forest Products	1.0
Energy Traders	1.0
Chemicals	1.0
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on net assets.
2 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FUND PERFORMANCE DISCUSSION
For the six-month period ended June 30, 2010, Oppenheimer Global Strategic Income Fund/VA’s Non-Service shares provided a return of 5.28%. In comparison, the Citigroup World Government Bond Index (the “Index”) provided a return –1.04% for the reporting period, while the Barclays Capital U.S. Aggregate Bond Index returned 5.33%.
     We attribute the Fund’s outperformance versus the Index to our security selection strategy in a volatile market environment. The Fund particularly benefited from its holdings of emerging-markets bonds and mortgage-backed securities, while its positions in high yield bonds and international currencies fared less well.
Economic and Market Overview
A global economic recovery persisted during the first half of 2010 as manufacturing activity increased, housing markets appeared to stabilize and robust industrial demand from the emerging markets lifted commodity prices. The economic rebound was sparked, in part, by historically low short-term interest rates from the world’s central banks and massive stimulus programs adopted by various governments. Improving economic conditions helped lift the prices of higher yielding fixed-income securities in the first quarter of 2010, including emerging-markets debt and high yield corporate bonds.
     Investor sentiment changed sharply, however, when a number of developments threatened the global recovery. A sovereign debt crisis arose in Europe, where Greece in particular struggled to finance its heavy debt load, focusing attention on the similar problems of European nations such as Ireland, Spain, Hungary and others. Although the International Monetary Fund and the European Union came to Greece’s aid, investors worried that other nations might succumb to the same fiscal pressures. Meanwhile, surging property values in China sparked inflation fears, and investors worried that higher short-term interest rates and tighter lending restrictions might damage a primary engine of the global rebound. These developments caused the euro and other currencies to decline relative to the U.S. dollar.
     The United States also encountered greater economic uncertainty when retail sales, employment and housing indicators sent mixed signals regarding the strength and sustainability of the domestic economic recovery. As a result, higher yielding sectors of the bond market lost value, giving back many of the reporting period’s previous gains, while traditionally defensive U.S. Government securities generally rallied.
Portfolio Strategy
Because we had identified attractive values in depressed markets in the wake of the recession and financial crisis, the Fund proved well positioned for the bond market rally early in the reporting period. In the Fund’s international bond portfolio, we maintained overweight exposure versus the Index to emerging markets that we regarded as likely to benefit from resurgent global growth and investors’ pursuit of competitive yields, such as Brazil and Mexico. These emerging-markets positions proved to be among the main drivers of the Fund’s strong relative performance during the reporting period. By the same token, the Fund benefited from an underweight position in the sovereign bonds of developed markets, which helped it avoid the full brunt of weakness stemming from slower growth in those regions. However, the Fund’s exposure to some foreign currencies, in part through the use of currency swaps, hurt its relative performance when the U.S. dollar strengthened.
     We established an overweight position in high yield corporate bonds early in the reporting period to increase the Fund’s sensitivity to the recovering economy. We focused on bonds with CCC credit ratings, which we deemed attractively valued compared to other rating tiers. However, these investments suffered in the market correction late in May and June, and they detracted mildly from the Fund’s relative performance for the reporting period overall.
     Finally, among U.S. Government securities, a focus on mortgage-backed securities guaranteed by U.S. Government agencies was a key contributor to relative performance. These securities produced strong returns, particularly when newly risk-averse investors sought refuge among traditional safe havens. The Fund also benefited from positions in high-quality non-agency mortgage-backed securities.
     We maintained the Fund’s interest-rate strategies in a generally market-neutral position, which we achieved through the use of futures contracts. This positioning effectively served as a hedge against credit risk, as short-term interest rates tend to fall and long-term rates generally rise when credit conditions deteriorate.
3 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FUND PERFORMANCE DISCUSSION
     In light of renewed economic concerns and low inflation, we expect most central banks, including the Federal Reserve Board, to refrain from raising short-term interest rates anytime soon. Therefore, we have maintained the Fund’s multi-sector emphasis on emerging-markets debt, high yield bonds and mortgage-backed securities. Although we are aware that the bulk of the bond market’s gains for the current cycle are probably behind us, we believe that still-attractive valuations and the higher yields these securities provide will serve the Fund well in a low interest-rate environment. Indeed, identifying areas of the global bond market with the greatest potential under prevailing and expected market conditions is at the heart of what makes Oppenheimer Global Strategic Income Fund/VA part of The Right Way to Invest.
     Please remember that bonds are exposed to credit and interest rate risks (when interest rates rise, bond/fund prices generally fall). The Fund may invest in foreign securities, which entail special risks (such as currency fluctuations and political factors) and may have higher expenses and volatility. The Fund also invests in derivative instruments, investments whose values depend on the performance of an underlying security, asset, interest rate, index or currency and entail potentially higher volatility and risk of loss compared to traditional stock or bond investments. The Fund may invest in below-investment-grade (“junk”) bonds, which are more at risk of default and are subject to liquidity risk. Diversification does not guarantee profit or protect against loss.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	January 1, 2010	June 30, 2010	June 30, 2010

Actual
Non-Service Shares	$1,000.00	$1,052.80	$3.47

Service Shares	1,000.00	1,050.70	4.74

Hypothetical
(5% return before expenses)

Non-Service Shares	1,000.00	1,021.42	3.41
Service Shares	1,000.00	1,020.18	4.67
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from Oppenheimer Institutional Money Market Fund, based on the 6-month period ended June 30, 2010 are as follows:

Class	Expense Ratios

Non-Service Shares	0.68%

Service Shares	0.93
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
5 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS June 30, 2010 / Unaudited

	Principal
	Amount	Value

Asset-Backed Securities—1.5%
Ally Master Owner Trust 2010-2, Asset-Backed Certificates, Series 2010-2, Cl. A4, 1%, 5/15/15	$115,000	$115,644
AmeriCredit Prime Automobile Receivables Trust 2007-1, Automobile Receivable Nts., Series 2007-1, Cl. D, 5.62%, 9/8/14	1,319,000	1,323,040
AmeriCredit Prime Automobile Receivables Trust 2010-1, Automobile Receivable Nts., Series 2010-1, Cl. A2, 0.97%, 1/15/13	480,000	479,669
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 0.827%, 5/25/34[1]	924,857	815,228
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through Certificates, Series 2006-M3, Cl. A2B, 0.447%, 9/25/36[1]	380,267	141,434
Bank of America Auto Trust 2010-2, Automobile Receivables, Series 2010-2, Cl. A4, 1.94%, 6/15/17	60,000	60,457
Bank of America Credit Card Trust, Credit Card Asset-Backed Certificates, Series 2010-A1, Cl. A1, 0.65%, 9/15/15[1]	1,140,000	1,137,728
BMW Vehicle Owner Trust 2010-A, Asset-Backed Nts., Series 2010-A, Cl. A3, 1.39%, 4/25/14	850,000	855,470
Capital Auto Receivables Asset Trust 2007-1, Automobile Asset-Backed Securities, Series 2007-1, Cl. B, 5.15%, 9/17/12	262,000	272,172
Capital One Auto Finance Trust, Automobile Receivables, Series 2006-C, Cl. A4, 0.38%, 5/15/13[1]	882,545	876,805
CarMax Auto Owner Trust 2010-2, Asset-Backed Certificates, Series 2010-2, Cl. A3, 1.41%, 2/16/15[2]	100,000	99,998
Citigroup Mortgage Loan Trust, Inc. 2006-WFH3, Asset-Backed Pass-Through Certificates, Series 2006-WFH3, Cl. A2, 0.447%, 10/25/36[1]	152,702	150,763
CNH Equipment Trust, Asset-Backed Certificates:
Series 2009-B, Cl. A3, 2.97%, 3/15/13	1,072,855	1,083,077
Series 2010-A, Cl. A2, 0.81%, 3/25/15	1,400,000	1,399,753
Countrywide Home Loans, Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36[1]	1,275,798	1,024,127
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36[1]	173,774	139,400
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.467%, 6/25/47[1]	1,050,000	885,022
CWHEQ Revolving Home Equity Loan Trust, Asset-Backed Certificates:
Series 2005-G, Cl. 2A, 0.58%, 12/15/35[1]	204,626	77,756
Series 2006-H, Cl. 2A1A, 0.50%, 11/15/36[1]	74,637	19,700
Discover Card Master Trust, Credit Card Receivables, Series 2009-A1, Cl. A1, 1.65%, 12/15/14[1]	1,130,000	1,148,979
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series 2000-A, Cl. B, 8/15/25[3,4]	1,820,063	—
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 0.437%, 7/25/36[1]	434,853	419,127
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 0.457%, 7/7/36[1]	135,842	123,514
First Franklin Mortgage Loan Trust 2006-FFA, Mtg. Pass-Through Certificates, Series 2006-FFA, Cl. A3, 0.467%, 9/25/36[1]	861,001	116,718
Ford Credit Auto Lease Trust, Automobile Receivable Nts., Series 2010-A, Cl. A, 1.04%, 3/15/13[5]	1,035,000	1,036,159
Ford Credit Auto Owner Trust, Automobile Receivable Nts.:
Series 2009-B, Cl. A2, 2.10%, 11/15/11	674,200	675,628
Series 2010-A, Cl. A4, 2.15%, 6/15/15	1,635,000	1,662,984
GE Capital Credit Card Master Note Trust, Asset-Backed Nts., Series 2009-2, Cl. A, 3.69%, 7/15/15	1,140,000	1,185,431
6 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount	Value

Asset-Backed Securities Continued
Home Equity Mortgage Trust 2005-1, Mtg. Pass-Through Certificates, Series 2005-1, Cl. M6, 5.863%, 6/1/35	$1,046,000	$396,037
Home Equity Mortgage Trust 2006-5, Mtg. Pass-Through Certificates, Series 2006-5, Cl. A1, 5.50%, 1/25/37	407,813	53,054
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.608%, 1/20/35[1]	199,794	188,196
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2006-4, Cl. A2V, 0.458%, 3/20/36[1]	285,610	283,010
Hyundai Auto Receivables Trust 2010-A, Automobile Receivable Nts., Series 2010-A, Cl. A3, 1.50%, 10/15/14	625,000	628,711
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts.:
Series 2007-1A, Cl. B, 2.088%, 8/15/22[1,4]	7,870,000	4,328,500
Series 2007-1A, Cl. C, 3.388%, 8/15/22[1,4]	5,270,000	2,529,600
Series 2007-1A, Cl. D, 5.388%, 8/15/22[1,4]	5,270,000	2,318,800
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.447%, 8/25/36[1]	1,284,836	426,102
Merrill Auto Trust Securitization 2007-1, Asset-Backed Nts., Series 2007-1, Cl. A4, 0.41%, 12/15/13[1]	1,119,289	1,114,231
National City Credit Card Master Note Trust, Asset-Backed Nts., Series 2005-1, Cl. A, 0.40%, 8/15/12[1]	590,000	589,737
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29[1,4]	66,744	3,170
Option One Mortgage Loan Trust 2006-2, Asset-Backed Certificates, Series 2006-2, Cl. 2A2, 0.447%, 7/1/36[1]	1,912,512	1,256,675
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.68%, 1/25/36[1]	245,493	213,914
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-KS7, Cl. A2, 0.447%, 9/25/36[1]	336,335	325,435
Securitized Asset-Backed Receivables LLC Trust 2007-BR2, Asset-Backed Securities, Series 2007-BR2, Cl. A2, 0.577%, 2/25/37[1]	606,124	285,682
SLM Student Loan Trust, Student Loan Receivables, Series 2005-B, Cl. B, 0.937%, 6/15/39[1]	2,487,000	1,041,795
Terwin Mortgage Trust, Home Equity Asset-Backed Securities, Series 2006-4SL, Cl. A1, 4.50%, 5/1/37	189,936	52,325
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2009-A, Cl. A, 4.60%, 9/15/15	110,000	113,642

Total Asset-Backed Securities (Cost $46,670,289)		33,474,399

Mortgage-Backed Obligations—15.1%
Government Agency—7.2%
FHLMC/FNMA/FHLB/Sponsored—6.3%
Federal Home Loan
Mortgage Corp.:
5%, 8/15/33-9/15/33	3,106,356	3,302,574
5.50%, 9/1/39	1,937,728	2,081,968
6%, 5/15/18-10/15/29	1,204,942	1,323,823
6.50%, 3/15/18-8/15/32	2,563,983	2,838,326
7%, 10/1/31-10/1/37	688,132	770,557
7.50%, 4/25/36	928,828	1,062,261
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	1,113,426	1,239,044
Series 151, Cl. F, 9%, 5/15/21	30,455	33,848
Series 1674, Cl. Z, 6.75%, 2/15/24	901,866	1,003,368
Series 1897, Cl. K, 7%, 9/15/26	2,025,902	2,289,634
Series 2006-11, Cl. PS, 23.294%, 3/25/36[1]	580,451	826,002
Series 2043, Cl. ZP, 6.50%, 4/15/28	706,803	746,377
Series 2106, Cl. FG, 0.80%, 12/15/28[1]	1,461,933	1,467,404
Series 2122, Cl. F, 0.80%, 2/15/29[1]	45,486	45,616
Series 2148, Cl. ZA, 6%, 4/15/29	1,272,495	1,383,779
Series 2195, Cl. LH, 6.50%, 10/15/29	620,431	680,806
7 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2326, Cl. ZP, 6.50%, 6/15/31	$90,830	$100,088
Series 2344, Cl. FP, 1.30%, 8/15/31[1]	432,984	440,306
Series 2368, Cl. PR, 6.50%, 10/15/31	382,757	419,515
Series 2412, Cl. GF, 1.30%, 2/15/32[1]	908,385	925,015
Series 2435, Cl. EQ, 6%, 5/15/31	3,513	3,513
Series 2449, Cl. FL, 0.90%, 1/15/32[1]	556,209	558,974
Series 2451, Cl. FD, 1.35%, 3/15/32[1]	298,093	304,101
Series 2453, Cl. BD, 6%, 5/15/17	149,099	161,835
Series 2461, Cl. PZ, 6.50%, 6/15/32	1,364,520	1,518,914
Series 2464, Cl. FI, 1.35%, 2/15/32[1]	294,030	298,603
Series 2470, Cl. AF, 1.35%, 3/15/32[1]	511,455	525,253
Series 2470, Cl. LF, 1.35%, 2/15/32[1]	300,897	306,500
Series 2471, Cl. FD, 1.35%, 3/15/32[1]	503,859	513,113
Series 2477, Cl. FZ, 0.90%, 6/15/31[1]	1,145,520	1,150,927
Series 2500, Cl. FD, 0.85%, 3/15/32[1]	33,124	33,296
Series 2517, Cl. GF, 1.35%, 2/15/32[1]	261,614	266,457
Series 2526, Cl. FE, 0.75%, 6/15/29[1]	68,670	68,967
Series 2551, Cl. FD, 0.75%, 1/15/33[1]	33,057	33,149
Series 2676, Cl. KY, 5%, 9/15/23	3,843,000	4,189,860
Series 2750, Cl. XG, 5%, 2/1/34	6,037,000	6,556,093
Series 2857, Cl. MG, 5%, 9/1/34	2,045,000	2,221,489
Series 2907, Cl. GC, 5%, 6/1/27	1,467,925	1,514,656
Series 2947, Cl. HE, 5%, 3/1/35	1,650,000	1,786,754
Series 3019, Cl. MD, 4.75%, 1/1/31	1,354,951	1,403,692
Series 3025, Cl. SJ, 23.468%, 8/15/35[1]	679,969	966,619
Series 3035, Cl. DM, 5.50%, 11/15/25	2,317	2,317
Series 3061, Cl. MB, 5.50%, 5/1/30	870,000	909,959
Series 3094, Cl. HS, 23.101%, 6/15/34[1]	385,302	484,321
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 11.08%, 2/1/28[6]	32,364	7,211
Series 205, Cl. IO, 8.14%, 9/1/29[6]	159,121	40,443
Series 2074, Cl. S, 54.324%, 7/17/28[6]	42,934	8,843
Series 2079, Cl. S, 64.625%, 7/17/28[6]	70,262	14,892
Series 2136, Cl. SG, 87.029%, 3/15/29[6]	1,943,949	314,698
Series 224, Cl. IO, 1.775%, 3/1/33[6]	1,031,746	209,435
Series 2399, Cl. SG, 76.576%, 12/15/26[6]	1,125,012	229,651
Series 243, Cl. 6, 2.258%, 12/15/32[6]	481,373	94,148
Series 2437, Cl. SB, 80.908%, 4/15/32[6]	3,145,408	550,989
Series 2526, Cl. SE, 39.616%, 6/15/29[6]	86,213	14,996
Series 2802, Cl. AS, 99.999%, 4/15/33[6]	644,889	60,571
Series 2920, Cl. S, 68.617%, 1/15/35[6]	727,741	100,832
Series 3000, Cl. SE, 99.999%, 7/15/25[6]	754,955	91,909
Series 3045, Cl. DI, 25.103%, 10/15/35[6]	18,776,943	2,439,296
Series 3110, Cl. SL, 11.274%, 2/15/26[6]	456,853	47,881
Federal National Mortgage Assn.:
4.50%, 7/1/25[2]	3,705,000	3,909,353
5%, 11/25/21-7/25/33	3,540,210	3,768,623
5%, 7/1/25[2]	1,840,000	1,963,339
5.305%, 10/1/36	6,652,743	6,991,724
5.50%, 4/25/21-7/1/22	515,346	557,615
5.50%, 7/1/25-8/1/40[2]	14,923,000	16,027,280
6%, 10/25/16-4/1/35	7,624,668	8,359,982
6%, 7/1/25-11/1/34[2]	7,422,228	8,083,793
6.50%, 4/25/17-1/1/34	3,206,696	3,565,343
7%, 11/1/17-6/25/34	3,208,433	3,623,340
7.50%, 2/25/27-3/25/33	3,441,882	3,920,357
8.50%, 7/1/32	6,116	6,921
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	622,956	688,296
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	335,201	369,462
Trust 2001-69, Cl. PF, 1.347%, 12/25/31[1]	676,687	692,505
Trust 2001-80, Cl. ZB, 6%, 1/25/32	745,382	833,024
Trust 2002-12, Cl. PG, 6%, 3/25/17	469,352	510,725
Trust 2002-29, Cl. F, 1.347%, 4/25/32[1]	337,864	345,623
Trust 2002-56, Cl. KW, 6%, 4/25/23	392,528	394,280
Trust 2002-60, Cl. FH, 1.347%, 8/25/32[1]	678,238	691,432
Trust 2002-64, Cl. FJ, 1.347%, 4/25/32[1]	104,039	106,462
Trust 2002-68, Cl. FH, 0.848%, 10/18/32[1]	230,564	231,505
Trust 2002-84, Cl. FB, 1.347%, 12/25/32[1]	1,363,747	1,396,077
Trust 2002-9, Cl. PC, 6%, 3/25/17	481,469	523,922
Trust 2002-9, Cl. PR, 6%, 3/25/17	589,536	641,517
Trust 2002-90, Cl. FH, 0.847%, 9/25/32[1]	763,020	765,727
Trust 2003-11, Cl. FA, 1.347%, 9/25/32[1]	1,363,778	1,396,109
Trust 2003-116, Cl. FA, 0.747%, 11/25/33[1]	94,173	94,622
Trust 2004-101, Cl. BG, 5%, 1/25/20	1,825,000	1,971,595
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25	571,000	626,990
Trust 2005-109, Cl. AH, 5.50%, 12/25/25	2,160,000	2,375,807
Trust 2005-12, Cl. JC, 5%, 6/1/28	1,594,320	1,651,278
Trust 2005-25, Cl. PS, 26.632%, 4/25/35[1]	605,164	816,146
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	560,000	617,259
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	480,000	512,568
Trust 2006-46, Cl. SW, 22.926%, 6/25/36[1]	1,003,687	1,372,095
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 46.22%, 11/18/31[6]	375,927	62,301
Trust 2001-63, Cl. SD, 37.62%, 12/18/31[6]	90,435	15,133
Trust 2001-68, Cl. SC, 30.236%, 11/25/31[6]	62,261	10,462
Trust 2001-81, Cl. S, 36.176%, 1/25/32[6]	74,438	12,291
Trust 2002-28, Cl. SA, 37.448%, 4/25/32[6]	44,287	6,649
Trust 2002-38, Cl. SO, 53.709%, 4/25/32[6]	228,752	31,635
Trust 2002-48, Cl. S, 35.135%, 7/25/32[6]	70,845	11,609
Trust 2002-52, Cl. SL, 35.475%, 9/25/32[6]	44,502	7,240
Trust 2002-56, Cl. SN, 37.663%, 7/25/32[6]	97,350	16,082
Trust 2002-77, Cl. IS, 47.037%, 12/18/32[6]	389,725	59,372
Trust 2002-77, Cl. SH, 45.276%, 12/18/32[6]	102,089	17,329
Trust 2002-9, Cl. MS, 34.236%, 3/25/32[6]	94,350	16,102
Trust 2003-13, Cl. IO, 9.966%, 3/25/33[6]	736,333	129,151
Trust 2003-26, Cl. DI, 5.04%, 4/25/33[6]	495,133	87,256
Trust 2003-33, Cl. SP, 51.864%, 5/25/33[6]	642,986	104,618
8 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2003-38, Cl. SA, 40.324%, 3/25/23[6]	$1,105,477	$137,806
Trust 2003-4, Cl. S, 43.474%, 2/25/33[6]	194,937	34,077
Trust 2004-56, Cl. SE, 15.228%, 10/25/33[6]	2,701,941	429,874
Trust 2005-14, Cl. SE, 37.556%, 3/25/35[6]	2,372,467	275,649
Trust 2005-40, Cl. SA, 61.939%, 5/25/35[6]	1,986,395	282,509
Trust 2005-40, Cl. SB, 96.555%, 5/25/35[6]	3,347,328	519,268
Trust 2005-63, Cl. SA, 79.082%, 10/25/31[6]	148,323	21,387
Trust 2005-71, Cl. SA, 68.549%, 8/25/25[6]	500,853	65,771
Trust 2005-87, Cl. SG, 84.861%, 10/25/35[6]	2,665,157	323,647
Trust 2006-51, Cl. SA, 19.046%, 6/25/36[6]	13,181,739	1,700,423
Trust 2006-60, Cl. DI, 36.094%, 4/25/35[6]	2,233,255	244,487
Trust 2006-90, Cl. SX, 99.999%, 9/25/36[6]	2,026,520	383,027
Trust 2007-88, Cl. XI, 13.126%, 6/25/37[6]	7,151,939	847,602
Trust 214, Cl. 2, 28.807%, 3/1/23[6]	507,539	101,228
Trust 221, Cl. 2, 24.764%, 5/1/23[6]	56,685	11,399
Trust 254, Cl. 2, 18.357%, 1/1/24[6]	925,819	195,887
Trust 2682, Cl. TQ, 99.999%, 10/15/33[6]	748,641	118,740
Trust 2981, Cl. BS, 99.999%, 5/15/35[6]	1,330,175	184,911
Trust 301, Cl. 2, 1.262%, 4/1/29[6]	231,289	51,553
Trust 313, Cl. 2, 28.964%, 6/1/31[6]	2,505,825	555,033
Trust 319, Cl. 2, 5.068%, 2/1/32[6]	71,975	17,131
Trust 321, Cl. 2, 4.768%, 4/1/32[6]	291,272	59,751
Trust 324, Cl. 2, 1.089%, 7/1/32[6]	312,225	72,618
Trust 328, Cl. 2, 7.015%, 12/1/32[6]	4,001,599	847,125
Trust 331, Cl. 5, 4.787%, 2/1/33[6]	1,147,420	182,693
Trust 332, Cl. 2, 3.098%, 3/1/33[6]	7,221,813	1,540,392
Trust 334, Cl. 12, 7.858%, 2/1/33[6]	994,245	154,898
Trust 339, Cl. 15, 0%, 7/1/33[6,7]	2,784,242	409,138
Trust 345, Cl. 9, 2.529%, 1/1/34[6]	1,413,455	213,147
Trust 351, Cl. 10, 0%, 4/1/34[6,7]	589,364	83,273
Trust 351, Cl. 8, 0%, 4/1/34[6,7]	955,491	130,543
Trust 356, Cl. 10, 0%, 6/1/35[6,7]	820,273	109,763
Trust 356, Cl. 12, 0.451%, 2/1/35[6]	413,439	52,668
Trust 362, Cl. 12, 1.43%, 8/1/35[6]	803,204	128,227
Trust 362, Cl. 13, 1.513%, 8/1/35[6]	476,331	75,919

		144,536,958
GNMA/Guaranteed—0.9%
Government National Mortgage Assn.:
3.125%, 12/9/25[1]	6,003	6,152
4.50%, 7/1/40[2]	10,090,000	10,512,519
5%, 7/1/40[2]	4,105,000	4,373,110
7%, 3/29/28-7/29/28	270,748	307,797
7.50%, 3/1/27	14,233	16,193
8%, 11/29/25-5/29/26	97,401	112,633
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29	1,141,101	1,302,115
Series 2000-12,Cl. ZA, 8%, 2/16/30	2,616,261	2,888,905
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 51.01%, 7/16/28[6]	144,168	30,846
Series 1998-6, Cl. SA, 68.894%, 3/16/28[6]	88,425	17,600
Series 2001-21, Cl. SB, 81.971%, 1/16/27[6]	665,802	105,850
Series 2006-47, Cl. SA, 72.684%, 8/16/36[6]	3,117,703	425,428

		20,099,148

Non-Agency—7.9%
Commercial—3.3%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2007-1, Cl. AMFX, 5.482%, 1/1/49	4,159,386	3,270,562
Series 2008-1, Cl. AM, 6.416%, 2/10/51[1]	3,415,000	2,592,945
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	3,740,000	3,095,233
CHL Mortgage Pass-Through Trust 2005-HYB8, Mtg. Pass-Through Certificates, Series 2005-HYB8, Cl. 4A1, 5.381%, 12/20/35[1]	190,748	148,598
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	2,170,000	2,234,965
Deutsche Alt-A Securities, Inc., Mtg. Pass-Through Certificates, Series 2007-RS1, Cl. A2, 0.847%, 1/27/37[1,4]	1,482,743	420,265
9 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Commercial Continued
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates:
Series 2006-AB2, Cl. A1, 5.888%, 6/25/36	$546,794	$519,021
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	851,674	543,374
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	722,076	527,019
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. 1A1, 6.081%, 11/1/37[1]	4,312,330	3,412,077
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39	380,568	386,145
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg. Pass-Through Certificates, Series 1998-C1, Cl. F, 7.11%, 5/15/30[1]	1,567,000	1,573,457
Indymac Index Mortgage Loan Trust 2005-AR31, Mtg. Pass-Through Certificates, Series 2005-AR31, Cl. 2 A2, 5.102%, 1/1/36[1]	366,090	31,734
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2007-CB18, Cl. AM, 5.466%, 6/1/47	6,400,000	5,485,342
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	5,682,000	5,898,521
Series 2007-LDP10, Cl. A3S, 5.317%, 4/1/13	1,405,000	1,411,372
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	2,380,000	2,380,020
Series 2008-C2, Cl. A4, 6.068%, 2/1/51	7,075,000	6,852,614
Series 2008-C2, Cl. AM, 6.797%, 2/1/51[1]	4,990,000	2,927,158
JPMorgan Mortgage Trust 2006-A2, Mtg. Pass-Through Certificates, Series 2006-A2, Cl. 3A4, 5.679%, 4/1/36[1]	2,220,411	661,764
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 5.754%, 1/1/37[1]	612,266	517,369
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mtg. Pass-Through Certificates, Series 2008-C1, Cl. AM, 6.324%, 4/11/41[1]	2,610,000	2,158,937
Lehman Structured Securities Corp., Mtg.-Backed Security, 6%, 5/1/29	113,459	24,106
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	319,365	307,534
Morgan Stanley Capital I Trust, Commercial Mtg. Pass-Through Certificates, Series 2006-HQ10, Cl. AM, 5.36%, 11/1/41	8,500,000	7,211,163
RALI Series 2005-QA4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-QA4, Cl. A32, 3.243%, 4/25/35[1]	132,518	26,424
Residential Asset Securitization Trust 2006-A12, Mtg. Pass-Through Certificates, Series 2006-A12, Cl. 1A, 6.25%, 11/1/36	909,420	550,402
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.829%, 2/1/37[1]	11,890,487	9,221,659
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. AJ, 6.156%, 5/1/46[1]	2,610,000	1,576,331
WaMu Mortgage Pass-Through Certificates 2006-AR15 Trust, Mtg. Pass-Through Certificates, Series 2006-AR15, Cl. 1A, 1.033%, 11/1/46[1]	1,350,923	818,453
WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust, Mtg. Pass-Through Certificates, Series 2007-OA3, Cl. 5A, 1.513%, 4/1/47[1]	956,771	442,950
Wells Fargo Mortgage-Backed Securities 2004-W Trust, Mtg. Pass-Through Certificates, Series 2004-W, Cl. B2, 2.992%, 11/1/34[1]	1,086,535	332,275
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.866%, 2/1/35[1]	4,593,797	4,170,949
Wells Fargo Mortgage-Backed Securities 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 1A3, 2.98%, 4/25/36[1]	2,958,808	2,744,510

		74,475,248
Manufactured Housing—0.1%
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A5, 4.807%, 3/25/36[1]	1,460,070	1,229,220
10 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount	Value

Multifamily—0.2%
Merrill Lynch Mortgage Investors Trust 2005-A2, Mtg. Pass-Through Certificates, Series 2005-A2, Cl. A2, 2.80%, 2/1/35[1]	$1,036,931	$1,021,985
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 5.043%, 3/25/36[1]	4,151,055	3,726,677

		4,748,662

Residential—4.3%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-4, Cl. AM, 6.002%, 8/1/17[1]	3,960,000	3,402,048
Bear Stearns ARM Trust 2004-2, Mtg. Pass-Through Certificates, Series 2004-2, Cl. 12A2, 3.001%, 5/1/34[1]	3,809,042	3,398,316
Bear Stearns ARM Trust 2004-9, Mtg. Pass-Through Certificates, Series 2004-9, Cl. 23A1, 4.943%, 11/1/34[1]	1,617,046	1,501,896
Chase Mortgage Finance Trust 2007-A1, Multiclass Mtg. Pass-Through Certificates, Series 2007-A1, Cl. 9A1, 4.549%, 2/1/37[1]	2,022,954	2,053,429
CHL Mortgage Pass-Through Trust 2005-31, Mtg. Pass-Through Certificates, Series 2005-31, Cl. 2A4, 5.362%, 1/1/36[1]	1,214,002	302,978
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	2,110,000	1,600,606
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	1,286,507	1,142,990
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 3.765%, 6/1/47[1]	2,574,155	1,725,334
CHL Mortgage Pass-Through Trust 2007-HY4, Mtg. Pass-Through Certificates:
Series 2007-HY4, Cl. 1A2, 5.92%, 9/1/47[1]	3,059,967	474,573
Series 2007-HY4, Cl. 2A2, 6.096%, 11/1/37[1]	654,075	126,704
Series 2007-HY4, Cl. 3A2, 6.216%, 11/1/37[1]	752,087	127,342
CHL Mortgage Pass-Through Trust 2007-HY5, Mtg. Pass-Through Certificates:
Series 2007-HY5, Cl. 1A2, 5.811%, 9/1/37[1]	3,479,820	800,043
Series 2007-HY5, Cl. 2A2, 5.852%, 9/1/37[1]	870,216	136,460
Series 2007-HY5, Cl. 3A2, 6.073%, 9/1/37[1]	2,342,772	480,118
Citigroup Mortgage Loan Trust, Inc. 2005-2, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 1A3, 4.954%, 5/1/35[1]	3,186,561	2,726,225
Citigroup Mortgage Loan Trust, Inc. 2005-3, Mtg. Pass-Through Certificates, Series 2005-3, Cl. 2A4, 5.164%, 8/1/35[1]	6,287,628	4,464,156
Citigroup Mortgage Loan Trust, Inc. 2006-AR1, Mtg. Pass-Through Certificates, Series 2006-AR1, Cl. 3 A2, 5.50%, 3/1/36[1]	3,503,251	581,767
Citigroup Mortgage Loan Trust, Inc. 2006-AR2, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 1 AB, 5.591%, 3/1/36	3,117,750	511,317
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49	5,700,000	4,668,423
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2006-A5, Cl. 2A1, 5.50%, 10/1/21	2,116,558	1,789,809
Countrywide Alternative Loan Trust 2006-43CB, Mtg. Pass-Through Certificates, Series 2006-43CB, Cl. 1A10, 6%, 2/1/37	11,965,535	7,686,397
GSR Mortgage Loan Trust 2004-5, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 2A1, 2.878%, 5/1/34[1]	2,967,937	2,510,788
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through Certificates, Series 2005-AR7, Cl. 4A1, 5.34%, 11/1/35[1]	3,922,711	3,242,217
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	2,081,219	1,868,997
11 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Residential Continued
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A3, 5.995%, 5/1/37[1]	$1,411,505	$234,874
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg. Pass-Through Certificates, Series 2007-C7, Cl. AM, 6.374%, 9/11/45[1]	10,430,000	8,514,795
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35	9,183	9,112
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 6.066%, 10/25/36[1]	3,922,184	3,591,282
RALI Series 2006-QS13 Trust:
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	2,469,187	1,489,449
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	68,526	64,723
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	1,144,212	732,691
Residential Asset Securitization Trust 2005-A14, Mtg. Pass-Through Certificates, Series 2005-A14, Cl. A1, 5.50%, 12/1/35	3,720,000	2,851,599
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35	5,349,203	4,218,306
RFMSI Series 2007-SA3, Mtg. Pass-Through Certificates, Series 2007-SA3, Cl. 2A2, 5.707%, 7/1/37[1]	660,748	15,911
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2007-AR12, Cl. 1A8, 4.80%, 10/1/35[1]	2,923,228	2,565,554
WaMu Mortgage Pass-Through Certificates 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 1A2, 5.871%, 9/1/36[1]	2,620,325	2,295,729
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates:
Series 2007-HY1, Cl. 4A1, 5.338%, 2/1/37[1]	16,342,186	12,086,596
Series 2007-HY1, Cl. 5A1, 5.636%, 2/1/37[1]	9,785,529	7,008,198
WaMu Mortgage Pass-Through Certificates 2007-HY7 Trust, Mtg. Pass-Through Certificates, Series 2007-HY7, Cl. 2A1, 5.737%, 7/1/37[1]	2,639,928	1,778,043
Wells Fargo Mortgage-Backed Securities 2005-AR16 Trust, Mtg. Pass-Through Certificates, Series 2005-AR16, Cl. 2A1, 2.997%, 10/1/35[1]	1,825,958	1,695,590
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust, Mtg. Pass-Through Certificates:
Series 2006-AR10, Cl. 2A2, 5.493%, 7/1/36[1]	1,946,584	207,411
Series 2006-AR10, Cl. 3A2, 2.973%, 7/1/36[1]	726,443	263,733
Series 2006-AR10, Cl. 4A2, 5.487%, 7/1/36[1]	2,746,551	578,654
Wells Fargo Mortgage-Backed Securities 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 2A1, 4.42%, 4/1/36[1]	2,050,509	1,736,663

		99,261,846

Total Mortgage-Backed Obligations (Cost $366,005,678)		344,351,082

U.S. Government Obligations—1.8%
Federal Home Loan Mortgage Corp. Nts.:
5%, 2/16/17	5,000,000	5,718,160
5.125%, 11/17/17	4,000,000	4,618,492
Federal National Mortgage Assn. Nts., 4.375%, 10/15/15[8]	4,000,000	4,431,356
Federal National Mortgage Assn. Sr. Unsec. Nts., 5.375%, 6/12/17	5,000,000	5,837,910
U.S. Treasury Bills, 0.144%, 7/8/10[9]	16,800,000	16,799,543
U.S. Treasury Bonds:
STRIPS, 4.201%, 2/15/11[9,10]	900,000	899,189
STRIPS, 4.833%, 2/15/11[9,10]	2,116,000	1,875,766

Total U.S. Government
Obligations (Cost $39,579,720)		40,180,416
12 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount		Value

Foreign Government Obligations—22.3%
Argentina—0.7%
Argentina (Republic of) Bonds:
0.389%, 8/3/12[1]	$2,634,37[5]		$2,366,782
2.50%, 12/31/38[1]	4,480,000		1,629,600
Series GDP, 2.724%, 12/15/35[1]	3,830,000		311,188
Series V, 7%, 3/28/11	2,090,000		2,060,624
Series VII, 7%, 9/12/13	755,000		655,361
Argentina (Republic of) Sr. Unsec. Nts., 7%, 10/3/15	11,080,000		8,707,341

			15,730,896

Australia—0.0%
Australia (Commonwealth of) Sr. Unsec. Bonds, Series 119, 6.50%, 4/15/15	1,060,000	AUD	951,895
Austria—0.1%
Austria (Republic of) Unsub. Bonds, 4.15%, 3/15/37[5]	1,270,000	EUR	1,643,864
Belgium—0.1%
Belgium (Kingdom of) Bonds:
Series 44, 5%, 3/28/35	630,000	EUR	886,884
Series 60, 4.25%, 3/28/41	1,970,000	EUR	2,449,368

			3,336,252

Belize—0.0%
Belize (Government of) Unsec. Unsub. Bonds, 6%, 2/20/29[1,4]	830,000		618,350
Brazil—3.3%
Brazil (Federal Republic of) Bonds:
6%, 1/17/17	6,220,000		6,873,100
8%, 1/15/18	5,702,222		6,643,089
8.875%, 10/14/19	2,360,000		3,097,500
Brazil (Federal Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/12	14,506,000	BRR	7,815,986
9.762%, 1/1/14	8,370,000	BRR	4,349,956
9.762%, 1/1/17	53,823,000	BRR	26,949,847
10%, 1/1/21	21,620,000	BRR	10,391,734
11.377%, 5/15/45	6,470,000	BRR	6,636,412
Brazil (Federal Republic of) Sr. Nts., 5.875%, 1/15/19	1,380,000		1,521,450

			74,279,074

Canada—0.2%
Canada (Government of) Nts.:
4%, 6/1/17	2,335,000	CAD	2,365,488
4.25%, 6/1/18	765,000	CAD	787,478
Ontario (Province of) Nts., 4.50%, 12/2/12	2,110,000	CAD	2,099,892

			5,252,858
Colombia—0.8%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28[5]	3,058,000,000	COP	1,869,684
Colombia (Republic of) Bonds:
7.375%, 9/18/37	1,445,000		1,705,100
12%, 10/22/15	6,763,000,000	COP	4,587,690
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19	1,980,000		2,326,500
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41	3,050,000		3,103,375
Colombia (Republic of) Sr. Unsec. Unsub. Bonds, 7.75%, 4/14/21	4,866,000,000	COP	2,752,120
Colombia (Republic of) Unsec. Nts., 7.375%, 1/27/17	1,340,000		1,561,100

			17,905,569

Denmark—0.0%
Denmark (Kingdom of) Bonds, 4%, 11/15/17	5,025,000	DKK	917,803
Dominican Republic—0.1%
Dominican Republic Bonds, 7.50%, 5/6/21[5]	2,700,000		2,794,500
Egypt—1.0%
Egypt (The Arab Republic of) Sr. Unsec. Unsub. Nts.:
5.75%, 4/29/20[5]	1,800,000		1,824,750
6.875%, 4/30/40[5]	1,900,000		1,862,000
Egypt (The Arab Republic of) Treasury Bills:
10.382%, 11/16/10[10]	7,150,000	EGP	1,206,776
Series 91, 10.264%, 8/10/10[10]	3,550,000	EGP	617,071
Series 182, 9.820%, 8/24/10[10]	7,700,000	EGP	1,333,245
Series 182, 10.198%, 8/3/10[10]	7,325,000	EGP	1,274,783
Series 182, 10.221%, 7/6/10[10]	8,000,000	EGP	1,403,448
Series 182, 10.380%, 12/14/10[10]	12,000,000	EGP	2,012,654
Series 182, 10.60%, 7/13/10[10]	24,550,000	EGP	4,300,582
Series 273, 10.059%, 10/5/10[10]	11,900,000	EGP	2,036,319
Series 273, 10.216%, 7/20/10[10]	11,150,000	EGP	1,945,769
Series 364, 10.438%, 12/21/10[10]	3,600,000	EGP	602,191
Egypt (The Arab Republic of) Unsec. Unsub. Bonds, 8.75%, 7/15/12[5]	14,680,000	EGP	2,596,577

			23,016,165

Germany—0.6%
Germany (Federal Republic of) Bonds:
0.50%, 6/15/12	1,860,000	EUR	2,270,562
3.50%, 7/4/19	2,800,000	EUR	3,708,072
Series 07, 4.25%, 7/4/39	1,240,000	EUR	1,789,563
Series 157, 2.25%, 4/10/15	4,740,000	EUR	6,008,142

			13,776,339
13 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount		Value

Ghana—0.2%
Ghana (Republic of) Bonds, 8.50%, 10/4/17[5]	$4,400,000		$4,653,000

Greece—0.3%
Hellenic Republic Bonds, 4.30%, 3/20/12	2,655,000	EUR	2,981,323
Hellenic Republic Sr. Unsec. Unsub. Bonds:
30 yr., 4.50%, 9/20/37	4,390,000	EUR	2,747,669
30 yr., 4.60%, 9/20/40	1,750,000	EUR	1,105,670

			6,834,662

Hungary—0.4%
Hungary (Republic of) Bonds:
Series 15/A, 8%, 2/12/15	696,000,000	HUF	3,055,967
Series 17/B, 6.75%, 2/24/17	1,075,700,000	HUF	4,402,321
Series 19/A, 6.50%, 6/24/19	675,000,000	HUF	2,667,195

			10,125,483

Indonesia—1.1%
Indonesia (Republic of) Nts.:
6.875%, 1/17/18[5]	5,800,000		6,597,500
7.25%, 4/20/15[5]	2,055,000		2,363,250
Indonesia (Republic of) Sr. Unsec. Nts.:
7.75%, 1/17/38[5]	4,175,000		4,968,250
10.375%, 5/4/14[5]	1,550,000		1,914,250
11.625%, 3/4/19[5]	1,210,000		1,745,425
Indonesia (Republic of) Sr. Unsec. Unsub. Bonds:
5.875%, 3/13/20[5]	2,440,000		2,586,400
6.625% 2/17/37[5]	580,000		614,800
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35[5]	3,720,000		4,733,700

			25,523,575

Israel—0.8%
Israel (State of) Bonds:
5%, 1/31/20	31,680,000	ILS	8,620,405
6%, 2/28/19	29,640,000	ILS	8,597,660

			17,218,065

Italy—0.5%
Italy (Republic of) Bonds:
4%, 9/1/20	1,700,000	EUR	2,077,403
5%, 9/1/40	1,710,000	EUR	2,095,444
Italy (Republic of) Treasury Bonds:
3.75%, 12/15/13	5,347,000	EUR	6,776,958
5.25%, 8/1/11	810,000	EUR	1,028,067

			11,977,872

Japan—2.1%
Japan (Government of) Bonds, 20 yr., Series 112, 2.10%, 6/20/29[2]	831,000,000	JPY	9,883,106
Japan (Government of) Sr. Unsec. Bonds:
2 yr., 0.20%, 1/15/12[2]	912,000,000	JPY	10,323,213
5 yr., 0.50%, 12/20/14[2]	1,202,000,000	JPY	13,719,685
10 yr., Series 308, 1.30%, 6/20/20[2]	1,186,000,000	JPY	13,688,276

			47,614,280

Korea, Republic of South—1.7%
Korea (Republic of) Sr. Unsec. Monetary Stabilization Bonds:
4.18%, 12/2/11	16,060,000,000	KRW	13,288,730
Series 1202, 4.12%, 2/2/12	3,804,000,000	KRW	3,143,336
Series 1204, 3.62%, 4/2/12	5,980,000,000	KRW	4,896,214
Series 1206, 3.68%, 6/2/12	10,617,000,000	KRW	8,685,146
Korea (Republic of) Treasury Bonds, Series 0475-1112, 4.75%, 12/10/11	9,180,000,000	KRW	7,654,551

			37,667,977

Malaysia—0.4%
1Malaysia Sukuk Global Bhd Sr. Unsec. Unsub. Nts., 3.928%, 6/4/15[5]	3,400,000		3,459,673
Malaysian (Government of) Bonds, Series 0110, 3.835%, 8/12/15	1,680,000	MYR	525,185
Malaysian (Government of) Sr. Unsec. Bonds:
Series 3/03, 3.702%, 2/25/13	4,335,000	MYR	1,357,626
Series 5/06, 3.718%, 6/15/12	1,150,000	MYR	360,079
Series 0108, 3.461%, 7/31/13	765,000	MYR	237,790
Series 0109, 2.509%, 8/27/12	1,525,000	MYR	465,875
Series 0309, 2.711%, 2/14/12	4,405,000	MYR	1,356,363
Series 0507, 3.70%, 5/15/13	1,915,000	MYR	599,565
Series 0509, 3.21%, 5/31/13	2,015,000	MYR	622,407

			8,984,563

Mexico—1.8%
United Mexican States Bonds:
5.625%, 1/15/17	4,170,000		4,597,425
Series M20, 7.50%, 6/3/27[1]	129,280,000	MXN	10,093,057
Series M10, 7.75%, 12/14/17	930,000	MXN	76,468
Series M10, 8%, 12/17/15	44,000,000	MXN	3,666,652
Series M10, 8.50%, 12/13/18	45,520,000	MXN	3,909,278
Series M20, 10%, 12/5/24	181,400,000	MXN	17,548,029

			39,890,909
14 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount		Value

Norway—0.0%
Norway (Kingdom of) Bonds, 6.50%, 5/15/13	2,040,000	NOK	$349,595

Panama—0.3%
Panama (Republic of) Bonds:
7.25%, 3/15/15	3,120,000		3,627,000
8.875%, 9/30/27	110,000		147,125
9.375%, 4/1/29	1,100,000		1,529,000
Panama (Republic of) Unsec. Bonds, 7.125%, 1/29/26	1,175,000		1,377,688

			6,680,813

Peru—0.1%
Peru (Republic of) Bonds, 7.35%, 7/21/25	1,780,000		2,140,450
Peru (Republic of) Sr. Nts., 4.533%, 2/28/16[10]	363,871		302,231

			2,442,681

Philippines—0.2%
Philippines (Republic of the) Bonds, 8%, 1/15/16	910,000		1,106,742
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34	3,210,000		3,229,902

			4,336,644

Poland—0.0%
Poland (Republic of) Bonds, Series 0414, 5.75%, 4/25/14	2,720,000	PLZ	814,906

South Africa—1.5%
South Africa (Republic of) Bonds:
5.50%, 3/9/20	1,900,000		1,973,625
Series R208, 6.75%, 3/31/21	37,540,000	ZAR	4,181,389
Series R207, 7.25%, 1/15/20	127,220,000	ZAR	14,916,897
Series R157, 13.50%, 9/15/15	77,470,000	ZAR	12,405,698

			33,477,609

Spain—0.2%
Spain (Kingdom of) Bonds, 5.50%, 7/30/17	1,370,000	EUR	1,792,898
Spain (Kingdom of) Sr. Unsub. Bonds, 4.10%, 7/30/18	1,960,000	EUR	2,330,832

			4,123,730

Sweden—0.0%
Sweden (Kingdom of) Bonds, Series 1050, 3%, 7/12/16	4,880,000	SEK	649,616

The Netherlands—0.1%
Netherlands (Kingdom of the) Bonds:
2.50%, 1/15/12	1,140,000	EUR	1,433,863
4%, 1/15/37	1,055,000	EUR	1,438,868

			2,872,731

Turkey—2.0%
Turkey (Republic of) Bonds:
6.75%, 4/3/18	3,440,000		3,784,000
7%, 9/26/16	3,280,000		3,669,500
7%, 3/11/19	1,360,000		1,516,400
10.622%, 8/6/14	21,440,000	TRY	14,265,349
10.672%, 5/11/11[10]	7,290,000	TRY	4,301,052
16%, 3/7/12[1]	5,345,000	TRY	3,755,526
Series CPI, 13.909%, 8/14/13[1]	6,930,000	TRY	6,304,076
Turkey (Republic of) Nts., 7.50%, 7/14/17	1,780,000		2,042,550
Turkey (Republic of) Sr. Unsec. Nts., 7.50%, 11/7/19	2,120,000		2,440,650
Turkey (Republic of) Unsec. Nts.:
6.75%, 5/30/40	1,150,000		1,158,625
7.25%, 3/5/38	1,180,000		1,271,450

			44,509,178

Ukraine—0.2%
Ukraine (Republic of) Sr. Unsec. Nts., 6.75%, 11/14/17[5]	510,000		474,351
Ukraine (Republic of) Unsec. Bonds, 6.385%, 6/26/12[5]	3,650,000		3,650,000

			4,124,351

United Arab Emirates—0.1%
Dubai DOF Sukuk Ltd. Sr. Unsec. Unsub. Nts., 6.396%, 11/3/14	1,520,000		1,453,500

United Kingdom—0.3%
United Kingdom Treasury Bonds:
2.25%, 3/7/14	1,420,000	GBP	2,168,802
4.75%, 3/7/20	2,030,000	GBP	3,382,654
4.75%, 12/7/38	1,397,000	GBP	2,291,149

			7,842,605

Uruguay—0.4%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36	2,325,000		2,708,625
Uruguay (Oriental Republic of) Sr. Nts., 6.875%, 9/28/25	1,950,000		2,184,000
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22	3,475,000		4,204,750

			9,097,375
15 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Venezuela—0.7%
Venezuela (Republic of) Bonds:
9%, 5/7/23	$2,145,000	$1,340,625
9.25%, 9/15/27	1,280,000	867,200
Venezuela (Republic of) Nts., 8.50%, 10/8/14	1,890,000	1,460,025
Venezuela (Republic of) Sr. Unsec. Unsub. Nts., 7.75%, 10/13/19	2,790,000	1,680,975
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38	1,640,000	889,700
7.65%, 4/21/25	6,935,000	3,762,238
9.375%, 1/13/34	850,000	531,250
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18[5]	5,465,000	4,816,031

		15,348,044

Total Foreign Government Obligations (Cost $503,591,850)		508,837,329

Loan Participations—2.6%
American Capital, Sr. Sec. Credit Facilities Revolving Term Loan, 6.75%, 5/16/12[1,2]	5,735,000	5,720,663
Bayerische Hypo-und Vereinsbank AG for the City of Kiev, Ukraine Nts., 8.625%, 7/15/11[5]	2,820,000	2,781,930
CIT Group, Inc., Sr. Sec. Credit Facilities Expansion Term Loan:
Tranche 2A, 9.50%, 1/18/12[1]	4,413,501	4,262,731
Tranche 2A, 9.50%, 1/18/12[1,2]	123,667	126,650
Credit Suisse First Boston International, Export-Import Bank of Ukraine, 7.65% Sr. Sec. Bonds, 9/7/11	700,000	696,500
Gaz Capital SA:
6.212% Sr. Unsec. Unsub. Nts., 11/22/16[5]	1,910,000	1,936,358
7.288% Sr. Sec. Nts., 8/16/37[5]	6,980,000	6,924,160
8.125% Nts., 7/31/14[5]	1,530,000	1,673,514
8.146% Sr. Sec. Nts., 4/11/18[5]	2,680,000	2,937,950
8.625% Sr. Sec. Nts., 4/28/34[5]	1,680,000	1,934,184
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[5]	4,400,000	5,082,000
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 7/20/15	5,395,000	5,621,590
RSHB Capital SA/OJSC Russian Agricultural Bank, 7.75% Nts., 5/29/18[5]	1,500,000	1,570,500
Steel Capital SA for OAO Severstal, 9.75% Sec. Nts., 7/29/13[5]	3,790,000	4,069,513
TransCapitalInvest Ltd. for OJSC AK Transneft:
5.67% Sec. Bonds, 3/5/14[5]	1,410,000	1,438,801
8.70% Sec. Nts., 8/7/18[5]	750,000	876,765
UK SPV Credit Finance plc, 8% Sr. Sec. Nts., 2/6/12[5]	2,300,000	2,166,313
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18[5]	4,190,000	4,530,438
VTB Capital SA:
6.25% Sr. Nts., 6/30/35[5]	1,110,000	1,110,000
6.465% Sr. Sec. Unsub. Nts., 3/4/15[5]	2,350,000	2,361,750
6.875% Sr. Sec. Nts., 5/29/18[5]	1,530,000	1,581,638

Total Loan Participations (Cost $57,254,042)		59,403,948

Corporate Bonds and Notes—30.1%
Consumer Discretionary—5.6%
Auto Components—0.3%
Allison Transmission, Inc., 11% Sr. Nts., 11/1/15[5]	4,525,000	4,762,563
Visteon Corp.:
7% Sr. Unsec. Nts., 3/10/14[3,11]	1,875,000	2,053,125
8.25% Sr. Unsec. Nts., 8/1/10[3,11]	580,000	635,100

		7,450,788

Automobiles—0.1%
Ford Motor Co., 7.45% Bonds, 7/16/31	3,550,000	3,221,625

Diversified Consumer Services—0.1%
StoneMor Operating LLC/Cornerstone Family Service of West Virginia, Inc./Osiris Holdings of Maryland Subsidiary, Inc., 10.25% Sr. Nts., 12/1/17[5]	1,275,000	1,300,500

Hotels, Restaurants & Leisure—1.5%
CCM Merger, Inc., 8% Unsec. Nts., 8/1/13[5]	1,810,000	1,665,200
Greektown Holdings, Inc., 10.75% Sr. Nts., 12/1/13[3,5,11]	4,560,000	313,500
Grupo Posadas SAB de CV, 9.25% Sr. Unsec. Nts., 1/15/15[5]	2,150,000	2,182,250
Harrah’s Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	4,077,000	3,363,525
Isle of Capri Casinos, Inc., 7% Sr. Unsec. Sub. Nts., 3/1/14	2,890,000	2,615,450
Landry’s Restaurants, Inc., 11.625% Sr. Sec. Nts., 12/1/15	2,500,000	2,600,000
Mashantucket Pequot Tribe, 8.50% Bonds, Series A, 11/15/15[3,5]	6,335,000	997,763
MGM Mirage, Inc.:
5.875% Sr. Nts., 2/27/14	1,885,000	1,503,288
6.75% Sr. Unsec. Nts., 4/1/13	4,290,000	3,850,275
16 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount		Value

Hotels, Restaurants & Leisure Continued
Mohegan Tribal Gaming Authority:
6.125% Sr. Unsec. Sub. Nts., 2/15/13	$1,230,000		$1,002,450
8% Sr. Sub. Nts., 4/1/12	2,630,000		2,307,825
11.50% Sr. Sec. Nts., 11/1/17[5]	2,960,000		2,945,200
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	1,185,000		1,223,513
Pinnacle Entertainment, Inc.:
8.625% Sr. Nts., 8/1/17[5]	455,000		470,925
8.75% Sr. Sub. Nts., 5/15/20[5]	1,030,000		959,188
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08[3,5,11]	250,000		—
Station Casinos, Inc., 6.50% Sr. Unsec. Sub. Nts., 2/1/14[3,11]	10,465,000		130,813
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16	2,545,000		2,583,175
Wendy’s/Arby’s Restaurants LLC, 10% Sr. Unsec. Unsub. Nts., 7/15/16	4,060,000		4,242,700

			34,957,040

Household Durables—0.4%
Beazer Homes USA, Inc., 6.50% Sr. Unsec. Nts., 11/15/13	2,110,000		1,957,025
K. Hovnanian Enterprises, Inc.:
7.75% Sr. Unsec. Sub. Nts., 5/15/13	1,005,000		879,375
8.875% Sr. Sub. Nts., 4/1/12	3,325,000		3,092,250
Libbey Glass, Inc., 10% Sr. Sec. Nts., 2/15/15[4]	3,820,000		3,972,800

			9,901,450

Leisure Equipment & Products—0.5%
Colt Defense LLC/Colt Finance Corp., 8.75% Sr. Unsec. Nts., 11/15/17[5]	3,550,000		2,831,125
Eastman Kodak Co., 9.75% Sr. Sec. Nts., 3/1/18[5]	8,170,000		8,088,300

			10,919,425

Media—1.9%
AMC Entertainment, Inc.:
8% Sr. Unsec. Sub. Nts., 3/1/14	2,190,000		2,118,825
11% Sr. Unsec. Unsub. Nts., 2/1/16	1,685,000		1,777,675
American Media Operations, Inc.:
5.895% Sr. Unsec. Nts., 5/1/13[5,12]	322		211
9.17% Sr. Sub. Nts., 11/1/13[5,12]	6,592,843		4,318,312
Belo (A.H.) Corp., 7.75% Sr. Unsec. Unsub. Debs., 6/1/27	2,720,000		2,414,000
Cequel Communications Holdings I LLC, 8.625% Sr. Unsec. Nts., 11/15/17[5]	1,365,000		1,366,706
Charter Communications, Inc., 13.50% Sr. Nts., 11/30/16	3,339,415		3,907,116
Clear Channel Communications, Inc.:
4.40% Sr. Unsec. Unsub. Nts., 5/15/11	485,000		463,175
6.25% Nts., 3/15/11	2,705,000		2,617,088
10.75% Sr. Unsec. Unsub. Nts., 8/1/16	3,610,000		2,554,075
Fisher Communications, Inc., 8.625% Sr. Unsec. Nts., 9/15/14	670,000		661,625
Gray Television, Inc., 10.50% Sr. Sec. Nts., 6/29/15[5]	1,450,000		1,413,750
Marquee Holdings, Inc., 9.505% Sr. Nts., 8/15/14[1]	1,615,000		1,336,413
Media General, Inc., 11.75% Sr. Sec. Nts., 2/15/17[5]	3,415,000		3,483,300
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14[3]	1,330,000		133
6.875% Sr. Unsec. Sub. Nts., 10/1/13[3,11]	2,870,000		287
Radio One, Inc., 6.375%
Sr. Unsec. Sub. Nts., 2/15/13	705,000		602,775
Reader’s Digest Association, Inc., 9.50% Sr. Sec. Nts., 2/15/17[1,5]	3,085,000		3,092,713
Sinclair Broadcast Group, Inc., 8% Sr. Unsec. Sub. Nts., 3/15/12	2,820,000		2,760,075
TL Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15[5]	5,145,000		4,810,575
Umbrella Acquisition, Inc., 9.135% Sr. Unsec. Unsub. Nts., 3/15/15[5,12]	3,211,663		2,689,768

			42,388,597

Multiline Retail—0.2%
Bon-Ton Stores, Inc. (The), 10.25% Sr. Unsec. Unsub. Nts., 3/15/14	3,980,000		3,930,250

Specialty Retail—0.6%
Burlington Coat Factory Warehouse Corp., 11.125% Sr. Unsec. Nts., 4/15/14	7,190,000		7,477,600
Toys R Us, Inc., 7.375% Sr. Unsec. Unsub. Bonds, 10/15/18	5,170,000		4,885,650

			12,363,250

Consumer Staples—0.8%
Beverages—0.1%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Unsub. Nts., 7/24/17[1]	4,470,000	BRR	2,408,352
17 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Food & Staples Retailing—0.1%
Pantry, Inc. (The), 7.75% Sr. Unsec. Sub. Nts., 2/15/14	$1,805,000	$1,750,850
Real Time Data Co., 11% Nts., 5/31/09[3,4,11,12]	142,981	—

		1,750,850

Food Products—0.6%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[5]	2,915,000	3,009,738
ASG Consolidated LLC, 13.65% Sr. Nts., 5/15/17[5,12]	2,955,000	2,681,663
JBS USA LLC/JBS USA Finance, Inc., 11.625% Sr. Nts., 5/1/14	2,730,000	3,074,663
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15[5]	1,493,000	1,440,745
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625% Sr. Sub. Nts., 4/1/17	4,225,000	4,425,688

		14,632,497

Energy—4.6%
Energy Equipment & Services—0.3%
Gibson Energy ULC/GEP Midstream Finance Corp., 10% Sr. Unsec. Nts., 1/15/18	2,120,000	2,024,600
North American Energy Alliance LLC, 10.875% Sr. Sec. Nts., 6/1/16[5]	2,190,000	2,266,650
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17[5]	2,250,000	2,295,000

		6,586,250

Oil, Gas & Consumable Fuels—4.3%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[5]	1,500,000	1,492,500
Alon Refining Krotz Springs, Inc., 13.50% Sr. Sec. Nts., 10/15/14	2,490,000	2,415,300
Antero Resources Finance Corp., 9.375% Sr. Nts., 12/1/17[5]	3,075,000	3,090,375
Arch Coal, Inc., 8.75% Sr. Nts., 8/1/16[5]	2,810,000	2,943,475
Atlas Energy Resources LLC, 10.75% Sr. Unsec. Nts., 2/1/18	4,650,000	4,981,313
Atlas Pipeline Partners LP, 8.125% Sr. Unsec. Nts., 12/15/15	2,285,000	2,113,625
Berry Petroleum Co., 8.25% Sr. Sub. Nts., 11/1/16	1,475,000	1,434,438
Bill Barrett Corp., 9.875% Sr. Nts., 7/15/16	2,365,000	2,518,725
Bumi Capital Pte Ltd., 12% Sr. Sec. Nts., 11/10/16[5]	1,500,000	1,530,000
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Nts., 12/15/17[5]	2,390,000	2,378,050
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.875% Sr. Unsec. Nts., 2/15/18	1,285,000	1,289,819
Kazmunaigaz Finance Sub BV:
9.125% Nts., 7/2/18[5]	3,580,000	4,125,950
11.75% Sr. Unsec. Nts., 1/23/15[5]	15,100,000	18,554,880
KMG Finance Sub BV, 7% Sr. Unsec. Nts., 5/5/20[5]	1,150,000	1,160,120
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[5]	3,465,000	3,465,000
Nak Naftogaz Ukraine, 9.50% Unsec. Nts., 9/30/14	1,675,000	1,742,050
Pan American Energy LLC, 7.875% Sr. Unsec. Nts., 5/7/21[5]	3,000,000	3,015,000
Pemex Project Funding Master Trust, 6.625% Sr. Unsec. Unsub. Nts., 6/15/38	1,510,000	1,548,147
Petrobras International Finance Co.:
5.75% Sr. Unsec. Unsub. Nts., 1/20/20	1,120,000	1,134,561
5.875% Sr. Unsec. Nts., 3/1/18	680,000	703,803
7.875% Sr. Unsec. Nts., 3/15/19	3,040,000	3,496,353
Petrohawk Energy Corp., 10.50% Sr. Unsec. Nts., 8/1/14	2,615,000	2,824,200
Petroleos de Venezuela SA, 5.25% Sr. Unsec. Unsub. Nts., 4/12/17	860,000	462,250
Petroleos Mexicanos:
6% Sr. Unsec. Nts., 3/5/20[5]	1,380,000	1,455,900
8% Unsec. Unsub. Nts., 5/3/19	2,580,000	3,083,100
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19[5]	4,330,000	4,957,850
Petroleum Export Ltd. Cayman SPV, 5.265% Sr. Nts., Cl. A3, 6/15/11[5]	710,016	708,758
PT Adaro Indonesia, 7.625% Nts., 10/22/19[5]	3,750,000	3,806,250
Quicksilver Resources, Inc.:
8.25% Sr. Unsec. Nts., 8/1/15	515,000	511,138
9.125% Sr. Unsec. Nts., 8/15/19	1,050,000	1,071,000
11.75% Sr. Nts., 1/1/16	2,260,000	2,502,950
Range Resources Corp.:
7.50% Sr. Unsec. Unsub. Nts., 10/1/17	1,020,000	1,034,025
8% Sr. Unsec. Sub. Nts., 5/15/19	2,530,000	2,653,338
18 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount		Value

Oil, Gas & Consumable Fuels Continued
SandRidge Energy, Inc.:
8.75% Sr. Nts., 1/15/20[5]	$2,925,000		$2,793,375
9.875% Sr. Unsec. Nts., 5/15/16[5]	1,900,000		1,938,000
Tengizchevroil LLP, 6.124% Nts., 11/15/14[5]	1,201,464		1,243,515
Western Refining, Inc., 11.25% Sr. Sec. Nts., 6/15/17[5]	2,545,000		2,328,675

			98,507,808

Financials—3.8%
Capital Markets—0.5%
Banco de Credito del Peru, 9.75% Jr. Sub. Nts., 11/6/69[5]	800,000		892,000
Berry Plastics Holding Corp., 10.25% Sr. Unsec. Sub. Nts., 3/1/16	1,230,000		1,079,325
E*TRADE Financial Corp., 12.50% Sr. Unsec. Unsub. Nts., 11/30/17[12]	1,505,000		1,606,588
FoxCo Acquisition Sub LLC, 13.375% Sr. Nts., 7/15/16[5]	165,000		162,525
Graham Packaging Co. LP, 8.50% Sr. Nts., 1/1/17[5]	2,250,000		2,227,500
Nationstar Mortgage LLC/Nationstar Capital Corp., 10.875% Sr. Nts., 4/1/15[5]	5,060,000		3,997,400

			9,965,338

Commercial Banks—1.6%
Banco BMG SA:
9.15% Nts., 1/15/16[5]	3,520,000		3,748,800
9.95% Unsec. Unsub. Nts., 11/5/19[5]	2,100,000		2,266,635
Banco de Credito del Peru, 6.95% Sub. Nts., 11/7/21[1,5]	1,510,000		1,487,350
Banco do Brasil SA, 8.50% Jr. Sub. Perpetual Bonds[5,13]	2,150,000		2,381,125
Banco Panamericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20[5]	2,700,000		2,889,000
Bank of Scotland plc:
4.375% Sr. Sec. Nts., 7/13/16	2,125,000	EUR	2,687,183
4.50% Sr. Sec. Nts., 7/13/21	1,454,000	EUR	1,789,025
CIT Group, Inc., 7% Sr. Sec. Bonds, 5/1/17	3,165,000		2,864,325
HSBK Europe BV:
7.25% Unsec. Unsub. Nts., 5/3/17[5]	710,000		667,400
9.25% Sr. Nts., 10/16/13[5]	8,420,000		8,841,000
ICICI Bank Ltd.:
5.50% Sr. Unsec. Nts., 3/25/15[5]	3,050,000		3,157,186
6.375% Bonds, 4/30/22[1,5]	3,060,000		2,824,766
Ongko International Finance Co. BV, 10.50% Sec. Nts., 3/29/04[3,5,11]	90,000		—
Salisbury International Investments Ltd., 4.455% Sec. Nts., Series 2006-003, Tranche E, 7/20/11[1,5]	1,100,000		1,014,200

			36,617,995

Consumer Finance—0.1%
JSC Astana Finance, 9.16% Nts., 3/14/12[3,11]	7,200,000		1,800,000
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15[5]	830,000		867,350

			2,667,350

Diversified Financial Services—0.7%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[4]	5,344,092		4,275,274
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17	440,000	EUR	556,730
Banco Invex SA, 28.469% Mtg.-Backed Certificates, Series 062U, 3/13/34[1]	4,830,734	MXN	1,300,063
Cloverie plc, 4.789% Sec. Nts., Series 2005-93, 12/20/10[1]	1,100,000		1,057,540
GMAC LLC, 8% Sr. Unsec. Nts., 11/1/31	4,410,000		4,090,275
JPMorgan Hipotecaria su Casita:
7.59% Sec. Nts., 8/26/35[4]	5,808,600	MXN	404,285
26.924% Mtg.-Backed Certificates, Series 06U, 9/25/35[1]	2,026,835	MXN	358,593
Tiers-BSP, 0%/8.60% Collateralized Trust, Cl. A, 6/15/97[5,14]	6,360,000		3,472,916
TNK-BP Finance SA, 7.25% Sr. Unsec. Unsub. Bonds, 2/2/20[5]	900,000		903,420

			16,419,096

Insurance—0.6%
American General Finance, 6.90% Nts., Series J, 12/15/17	3,375,000		2,704,219
International Lease Finance Corp., 5.875% Unsec. Unsub. Nts., 5/1/13	7,600,000		7,049,000
Multiplan, Inc., 10.375% Sr. Sub. Nts., 4/15/16[5]	3,975,000		4,094,250

			13,847,469

Real Estate Management & Development—0.0%
Wallace Theatre Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13[1,5]	665,000		667,494
19 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount		Value

Thrifts & Mortgage Finance—0.3%
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16[4]	$1,370,000		$1,308,350
WM Covered Bond Program:
3.875% Sec. Nts., Series 1, 9/27/11	454,000	EUR	569,605
4% Sec. Mtg. Nts., Series 2, 9/27/16	2,805,000	EUR	3,547,586
4.375% Sec. Nts., 5/19/14	305,000	EUR	395,180

			5,820,721

Health Care—1.3%
Health Care Equipment & Supplies—0.4%
Accellent, Inc., 10.50% Sr. Unsec. Sub. Nts., 12/1/13	3,340,000		3,306,600
Biomet, Inc., 11.625% Sr. Unsec. Sub. Nts., 10/15/17	1,911,000		2,078,213
Inverness Medical Innovations, Inc., 7.875% Sr. Unsec. Unsub. Nts., 2/1/16	1,630,000		1,601,475
Universal Hospital Services, Inc., 8.50% Sr. Sec. Nts., 6/1/15[12]	1,390,000		1,376,100

			8,362,388

Health Care Providers & Services—0.9%
Apria Healthcare Group, Inc.:
11.25% Sr. Sec. Nts., 11/1/14[5]	1,535,000		1,642,450
12.375% Sr. Sec. Nts., 11/1/14[5]	3,070,000		3,292,575
Capella Healthcare, Inc., 9.25% Sr. Unsec. Nts., 7/1/17[5]	405,000		410,063
Catalent Pharma Solutions, Inc., 8.956% Sr. Unsec. Nts., 4/15/15[12]	2,603,400		2,492,756
Community Health Systems, Inc., 8.875% Sr. Unsec. Nts., 7/15/15	1,995,000		2,062,331
HCA, Inc., 6.375% Nts., 1/15/15	2,260,000		2,121,575
HEALTHSOUTH Corp., 10.75% Sr. Unsec. Nts., 6/15/16	2,475,000		2,685,375
Radiation Therapy Services, Inc., 9.875% Sr. Sub. Nts., 4/15/17[5]	1,395,000		1,346,175
US Oncology Holdings, Inc., 6.643% Sr. Unsec. Nts., 3/15/12[1,12]	1,872,000		1,750,320
US Oncology, Inc., 9.125% Sr. Sec. Nts., 8/15/17	1,305,000		1,347,413
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	2,455,000		2,369,075

			21,520,108
Industrials—3.8%
Aerospace & Defense—0.5%
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17[2,5]	2,110,000		2,125,825
Hawker Beechcraft Acquisition Co. LLC, 8.50% Sr. Unsec. Nts., 4/1/15	7,305,000		5,889,656
Vought Aircraft Industries, Inc., 8% Sr. Nts., 7/15/11	3,195,000		3,210,975

			11,226,456

Airlines—0.8%
American Airlines, Inc., 10.50% Sr. Sec. Nts., 10/15/12[5]	6,105,000		6,364,463
Delta Air Lines, Inc.:
9.50% Sr. Sec. Nts., 9/15/14[5]	700,000		738,500
12.25% Sr. Sec. Nts., 3/15/15[5]	5,010,000		5,373,225
United Air Lines, Inc.:
9.875% Sr. Sec. 1st Lien Nts., 8/1/13[4]	2,575,000		2,652,250
12% Sr. Sec. 2nd Lien Nts., 11/1/13[4]	3,345,000		3,495,525

			18,623,963

Building Products—0.6%
AMH Holdings, Inc., 11.25% Sr. Unsec. Nts., 3/1/14	5,255,000		5,386,375
Goodman Global Group, Inc., 11.843% Sr. Nts., 12/15/14[5,10]	4,155,000		2,555,325
Ply Gem Industries, Inc., 13.125% Sr. Sub. Nts., 7/15/14[5]	5,065,000		5,153,638

			13,095,338

Commercial Services & Supplies—0.3%
ACCO Brands Corp., 10.625% Sr. Sec. Nts., 3/15/15	1,365,000		1,487,850
West Corp., 9.50% Sr. Unsec. Nts., 10/15/14	5,815,000		5,873,150

			7,361,000

Construction & Engineering—0.3%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[5]	3,957,817		4,393,177
Odebrecht Finance Ltd.:
7% Sr. Unsec. Nts., 4/21/20[5]	780,000		796,536
9.625% Sr. Unsec. Nts., 4/9/14[5]	770,000		900,900

			6,090,613
Machinery—0.4%
ArvinMeritor, Inc., 10.625% Sr. Unsec. Nts., 3/15/18	2,580,000		2,747,700
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16[5]	2,470,000		2,414,425
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	4,275,000		3,975,750

			9,137,875

Marine—0.2%
Marquette Transportation Co., 10.875% Sr. Sec. Nts., 1/15/17[5]	4,400,000		4,334,000
20 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount		Value

Marine Continued
Navios Maritime Holdings, Inc., 8.875% Nts., 11/1/17[5]	$1,240,000		$1,255,500

			5,589,500

Professional Services—0.2%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[5]	3,515,000		3,356,825
Trans Union LLC/TransUnion Financing Corp., 11.375% Sr. Unsec. Nts., 6/15/18[5]	660,000		686,400

			4,043,225

Road & Rail—0.3%
Avis Budget Car Rental LLC:
7.625% Sr. Unsec. Unsub. Nts., 5/15/14	2,015,000		1,949,513
9.625% Sr. Nts., 3/15/18[5]	360,000		365,400
Hertz Corp., 10.50% Sr. Unsec. Sub. Nts., 1/1/16	2,615,000		2,726,138
Panama Canal Railway Co., 7% Sr. Sec. Nts., 11/1/26[5]	1,445,520		1,163,644
Transnet Ltd., 10.80% Sr. Unsec. Nts., 11/6/23	10,000,000	ZAR	1,348,078

			7,552,773

Trading Companies & Distributors—0.2%
Ashtead Capital, Inc., 9% Nts., 8/15/16[5]	1,060,000		1,044,100
Ashtead Holdings plc, 8.625% Sr. Sec. Nts., 8/1/15[5]	875,000		870,625
RSC Equipment Rental, Inc., 10% Sr. Sec. Nts., 7/15/17[5]	470,000		506,425
United Rentals North America, Inc.:
7% Sr. Unsec. Unsub. Nts., 2/15/14	1,160,000		1,096,200
9.25% Sr. Unsec. Unsub. Nts., 12/15/19	1,020,000		1,032,750

			4,550,100

Information Technology—1.5%
Electronic Equipment & Instruments—0.4%
RBS Global, Inc./Rexnord Corp., 11.75% Sr. Unsec. Sub. Nts., 8/1/16	4,705,000		4,928,488
Sanmina-SCI Corp., 8.125% Sr. Sub. Nts., 3/1/16	4,220,000		4,177,800

			9,106,288

Internet Software & Services—0.1%
Bankrate, Inc., 11.75% Sr. Sec. Nts., 7/15/15[2,4]	1,620,000		1,628,100

IT Services—0.6%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	1,770,000		1,606,275
First Data Corp., 9.875% Sr. Unsec. Nts., 9/24/15	6,510,000		4,980,150
SunGard Data Systems, Inc., 10.25% Sr. Unsec. Sub. Nts., 8/15/15	6,397,000		6,636,888

			13,223,313

Semiconductors & Semiconductor Equipment—0.4%
Freescale Semiconductor, Inc.:
8.875% Sr. Unsec. Nts., 12/15/14	2,880,000		2,642,400
9.25% Sr. Sec. Nts., 4/15/18[5]	2,700,000		2,679,750
NXP BV/NXP Funding LLC: 7.875% Sr. Sec. Nts., 10/18/14	2,890,000		2,666,025
9.50% Sr. Unsec. Unsub. Nts., 10/15/15	2,950,000		2,478,000

			10,466,175

Materials—3.7%
Chemicals—1.0%
Braskem Finance Ltd., 7.25% Sr. Unsec. Nts., 6/5/18[5]	2,135,000		2,199,050
Braskem SA, 7% Sr. Unsec. Nts., 5/7/20[5]	1,150,000		1,167,250
Hexion US Finance Corp./Hexion Nova Scota Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	6,950,000		6,307,125
Huntsman International LLC, 7.375% Sr. Unsub. Nts., 1/1/15	5,955,000		5,597,700
Lyondell Chemical Co., 11% Sr. Sec. Nts., 5/1/18	2,877,007		3,099,975
Momentive Performance Materials, Inc., 11.50% Sr. Unsec. Sub. Nts., 12/1/16	4,505,000		3,998,188

			22,369,288

Construction Materials—0.3%
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20[5]	2,072,000		1,813,000
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds, 12/14/16[5]	2,270,000		2,201,900
Rearden G Holdings Eins GmbH, 7.875% Sr. Unsec. Nts., 3/30/20[5]	1,800,000		1,827,000

			5,841,900

Containers & Packaging—0.7%
Berry Plastics Holding Corp., 8.875% Sr. Sec. Nts., 9/15/14	4,860,000		4,702,050
Cascades, Inc., 7.75% Sr. Unsec. Nts., 12/18/17	1,250,000		1,250,000
21 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount		Value

Containers & Packaging Continued
Graphic Packing International, Inc., 9.50% Sr. Unsec. Unsub. Nts., 6/15/17	$5,295,000		$5,559,750
Jefferson Smurfit Corp.:
7.50% Sr. Unsec. Unsub. Nts., 6/1/13[3,11]	920,000		717,600
8.25% Sr. Unsec. Nts., 10/1/12[3,11]	2,560,000		2,016,000
Smurfit-Stone Container Corp., 8% Sr. Unsec. Unsub. Nts., 3/15/17[3,11]	1,780,000		1,383,950
Stone Container Corp., 8.375% Sr. Nts., 7/1/12[3,11]	925,000		723,813

			16,353,163

Metals & Mining—0.7%
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[5]	750,000		768,750
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15[5]	2,445,000		2,078,250
Novelis, Inc., 7.25% Sr. Unsec. Nts., 2/15/15[1]	1,510,000		1,464,700
United Maritime LLC/United Maritime Group Finance Corp., 11.75% Sr. Sec. Nts., 6/15/15[5]	3,515,000		3,339,250
Vedanta Resources plc, 9.50% Sr. Unsec. Nts., 7/18/18[5]	7,715,000		8,235,763
Voto-Votorantim Overseas Trading Operations, 6.625% Sr. Unsec. Nts., 9/25/19[5]	700,000		714,000

			16,600,713

Paper & Forest Products—1.0%
Abitibi-Consolidated Co. of Canada:
6% Sr. Unsec. Unsub. Nts., 6/20/13[3,11]	2,020,000		297,950
7.75% Sr. Unsec. Bonds, 8/1/30[3,11]	1,890,000		278,775
8.375% Sr. Unsec. Sub. Nts., 4/1/15[3,11]	2,020,000		297,950
Abitibi-Consolidated, Inc., 8.85% Unsec. Bonds, 8/1/30[3,11]	1,010,000		148,975
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15[5]	3,030,000		2,878,500
Bowater Pulp & Paper Canada, Inc., 10.60% Sr. Unsec. Nts., 1/15/11[3,11]	2,760,000		772,800
Bowater, Inc.:
6.50% Sr. Unsec. Nts., 6/15/13[3,11]	3,280,000		1,098,800
9% Sr. Unsec. Nts., 8/1/09[3,11]	840,000		281,400
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16[5]	2,916,000		2,303,640
Celulosa Arauco y Constitucion SA, 7.25% Sr. Unsec. Unsub. Nts., 7/29/19	1,860,000		2,161,941
Grupo Papelero Scribe SA, 8.875% Sr. Nts., 4/7/20[5]	2,300,000		1,998,125
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14	5,695,000		5,196,688
Verso Paper Holdings LLC:
9.125% Sr. Sec. Nts., 8/1/14	2,430,000		2,332,800
11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16	3,990,000		3,421,425

			23,469,769

Telecommunication Services—2.6%
Diversified Telecommunication Services—1.5%
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19[5]	4,545,000		4,067,775
Broadview Networks Holdings, Inc., 11.375% Sr. Sec. Nts., 9/1/12	1,485,000		1,447,875
Cincinnati Bell, Inc.:
8.25% Sr. Nts., 10/15/17	1,310,000		1,231,400
8.75% Sr. Unsec. Sub. Nts., 3/15/18	1,470,000		1,341,375
Global Crossing Ltd., 12% Sr. Sec. Nts., 9/15/15[5]	2,325,000		2,476,125
Intelsat Bermuda Ltd., 11.25% Sr. Unsec. Nts., 2/4/17	2,755,000		2,803,213
Intelsat Jackson Holdings SA, 11.25% Sr. Unsec. Nts., 6/15/16	1,805,000		1,931,350
Level 3 Financing, Inc., 9.25% Sr. Unsec. Unsub. Nts., 11/1/14	4,330,000		3,951,125
New Communications Holdings, Inc., 8.50% Sr. Nts., 4/15/20[5]	1,350,000		1,360,125
PAETEC Holding Corp., 9.50% Sr. Unsec. Unsub. Nts., 7/15/15	5,595,000		5,469,113
Telefonica del Peru SA, 8% Sr. Unsec. Bonds, 4/11/16[4]	3,290,100	PEN	1,187,720
Telmar Norte Leste SA, 9.50% Sr. Unsec. Nts., 4/23/19[5]	3,355,000		4,034,388
Windstream Corp., 8.625% Sr. Unsec. Unsub. Nts., 8/1/16	1,460,000		1,478,250
Winstar Communications, Inc., 12.75% Sr. Nts., 4/15/10[3,11]	250,000		—

			32,779,834

Wireless Telecommunication Services—1.1%
America Movil SAB de CV:
6.125% Sr. Nts., 3/30/40[5]	3,000,000		3,154,257
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	52,700,000	MXN	3,853,837
22 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount		Value

Wireless Telecommunication Services Continued
Clearwire Communications LLC/Clearwire Finance, Inc., 12% Sr. Sec. Nts., 12/1/15[5]	$2,720,000		$2,709,800
Cricket Communications, Inc., 9.375% Sr. Unsec. Nts., 11/1/14	5,550,000		5,661,000
MetroPCS Wireless, Inc., 9.25% Sr. Unsec. Nts., 11/1/14	5,495,000		5,687,325
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20[5]	1,650,000		1,715,175
Nextel Communications, Inc., 7.375% Sr. Nts., Series D, 8/1/15	1,395,000		1,332,225
Sprint Capital Corp., 8.75% Nts., 3/15/32	1,530,000		1,468,800
Teligent, Inc., 11.50% Sr. Nts., 12/1/08[3,11]	500,000		—

			25,582,419

Utilities—2.4%
Electric Utilities—1.4%
Centrais Eletricas Brasileiras SA, 6.875% Sr. Unsec. Unsub. Nts., 7/30/19[5]	1,350,000		1,469,813
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17	4,990,000		3,218,550
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[5]	2,600,000		2,941,250
Energy Future Holdings Corp., 10.875% Sr. Unsec. Nts., 11/1/17	1,710,000		1,273,950
Eskom Holdings Ltd.:
9.25% Bonds, Series ES18, 4/20/18	10,000,000	ZAR	1,336,757
10% Nts., Series ES23, 1/25/23	34,000,000	ZAR	4,586,596
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19[5]	4,550,000		5,041,946
Majapahit Holding BV:
7.25% Nts., 10/17/11[5]	990,000		1,044,450
7.75% Nts., 10/17/16[5]	2,250,000		2,480,625
8% Sr. Unsec. Nts., 8/7/19[5]	1,150,000		1,270,750
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16	109,600,000	PHP	2,242,597
Texas Competitive Electric Holdings Co. LLC, 10.25% Sr. Unsec. Nts., Series A, 11/1/15	1,795,000		1,193,675
TGI International Ltd., 9.50% Nts., 10/3/17[5]	2,692,000		3,011,675

			31,112,634

Energy Traders—1.0%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[5]	3,060,000		3,209,368
Dynegy Holdings, Inc., 8.375% Sr. Unsec. Nts., 5/1/16	1,635,000		1,301,869
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20[5]	2,530,000		2,530,000
NRG Energy, Inc.:
7.375% Sr. Nts., 1/15/17	1,485,000		1,473,863
7.375% Sr. Nts., 2/1/16	5,160,000		5,147,100
Power Sector Assets & Liabilities Management Corp.:
7.25% Sr. Gtd. Unsec. Nts., 5/27/19[5]	1,280,000		1,422,336
7.39% Sr. Gtd. Unsec. Nts., 12/2/24[5]	1,270,000		1,390,650
PT Cikarang Listindo/Listindo Capital BV, 9.25% Sr. Nts., 1/29/15[5]	2,100,000		2,225,143
Reliant Energy, Inc., 7.625% Sr. Unsec. Unsub. Nts., 6/15/14	4,170,000		4,128,300

			22,828,629

Total Corporate Bonds and Notes (Cost $680,951,062)			684,839,709

	Shares

Preferred Stocks—0.2%
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.[11,12]	4,253	—
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B, Non-Vtg.[11]	5,000	—
Greektown Holdings LLC, Preferred Stock[11]	45,600	5,152,800
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.[11,12]	151	—

Total Preferred Stocks (Cost $5,097,064)		5,152,800

Common Stocks—0.3%
American Media, Inc.[4,11]	1,562	—
Arco Capital Corp. Ltd.[4,11]	690,638	1,726,595
Charter Communications, Inc., Cl. A11	110,986	3,917,806
Global Aviation Holdings, Inc.[11]	1	1,000
MHP SA, GDR [5,11]	56,610	735,930
Orbcomm, Inc. [11]	375	683
Premier Holdings Ltd.[11]	18,514	—
Sprint Nextel Corp.[11]	293,401	1,244,020

Total Common Stocks (Cost $14,143,991)		7,626,034
23 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Units	Value

Rights, Warrants and Certificates—0.0%
ASG Consolidated LLC/American Seafoods Group Wts., Strike Price $0.01, Exp. 5/15/18[5,11]	2,980	$224,990
Global Aero Logistics, Inc. Wts., Strike Price $10, Exp. 2/28/11[11]	266	3

Total Rights, Warrants and Certificates (Cost $74,825)		224,993

	Principal
	Amount

Structured Securities—8.4%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked Bonds, 10.50%, 8/19/30	10,440,000,000	IDR	1,226,542
Indonesia (Republic of) Total Return Linked Bonds, 10.50%, 8/19/30	13,870,000,000	IDR	1,629,515
Indonesia (Republic of) Total Return Linked Bonds, Series 22, 11%, 9/17/25	10,380,000,000	IDR	1,308,808
Indonesia (Republic of) Total Return Linked Nts., 10%, 9/18/24	9,240,000,000	IDR	1,086,579
Indonesia (Republic of) Total Return Linked Nts., 10%, 9/18/24	15,630,000,000	IDR	1,838,012
Indonesia (Republic of) Total Return Linked Nts., Series 51, 10.50%, 8/19/30	2,650,000,000	IDR	314,795
Indonesia (Republic of) Total Return Linked Nts., Series 51, 11%, 9/17/25	2,650,000,000	IDR	333,139
Citigroup Funding, Inc.:
Ghana (Republic of) Credit Linked Bonds, Series 1, 13.95%, 12/15/10[1,4]	2,650,000	GHS	1,833,965
Ghana (Republic of) Credit Linked Bonds, Series 10, 13.95%, 12/15/10[1,4]	1,120,000	GHS	775,110
Indonesia (Republic of) Credit Linked Nts., 10%, 9/19/24	12,730,000,000	IDR	1,502,603
Indonesia (Republic of) Credit Linked Nts., 11.50%, 9/18/19	31,590,000,000	IDR	4,251,495
Indonesia (Republic of) Credit Linked Nts., 11.50%, 9/18/19	31,580,000,000	IDR	4,250,149
Indonesia (Republic of) Credit Linked Nts., 11.50%, 9/18/19	15,590,000,000	IDR	2,098,158
Indonesia (Republic of) Credit Linked Nts., Series 03, 10.50%, 8/19/30	6,700,000,000	IDR	787,148
Indonesia (Republic of) Credit Linked Nts., Series 23, 11%, 9/17/25	6,920,000,000	IDR	879,790
Indonesia (Republic of) Credit Linked Nts., Series 52, 10.50%, 8/19/30	7,370,000,000	IDR	865,863
Indonesia (Republic of) Total Return Linked Nts., 11%, 9/17/25	2,100,000,000	IDR	263,997
Indonesia (Republic of) Total Return Linked Nts., Series 53, 10.50%, 8/19/30	2,100,000,000	IDR	249,460
Citigroup Global Markets Holdings, Inc.:
Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18[4]	3,255,000,000	COP	2,046,691
Colombia (Republic of) Credit Linked Nts., 13.351%, 2/26/15[4,15]	2,199,000,000	COP	2,456,294
Colombia (Republic of) Credit Linked Nts., Series 01, 13.351%, 2/26/15[4,15]	811,000,000	COP	905,891
Colombia (Republic of) Credit Linked Nts., Series 02, 13.351% 2/26/15[4,15]	1,345,000,000	COP	1,502,372
Colombia (Republic of) Credit Linked Nts., Series II, 15%, 4/27/12[4]	552,359,546	COP	340,698
Colombia (Republic of) Total Return Linked Bonds, Series B, 9.25%, 5/15/14	6,412,000,000	COP	3,670,119
Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12[4]	1,034,000,000	COP	637,776
Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12[4]	927,000,000	COP	571,778
Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12[4]	1,200,000,000	COP	740,166
Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12[4]	49,300,000	DOP	1,396,176
Credit Suisse First Boston International:
Moitk Total Return Linked Nts., 21%, 3/30/11[3,11]	53,910,000	RUR	172
Russian Oreniz Total Return Linked Nts., 9.24%, 2/24/12[1]	105,151,500	RUR	2,690,200
Vietnam Shipping Industry Group Total Return Linked Nts., 10.50%, 1/19/17	14,609,000,000	VND	382,635
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 5/20/10[3]	97,250,000	RUR	311
Credit Suisse Group AG, Russian Moscoblgaz Finance Total Return Linked Nts., 9.25%, 6/27/12	74,550,000	RUR	2,205,209
Credit Suisse International:
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[1]	30,880,000	RUR	1,110,740
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[1]	41,550,000	RUR	1,494,535
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[1]	44,460,000	RUR	1,599,206
24 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount		Value

Structured Securities Continued
Deutsche Bank AG:
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico SA de CV Credit Linked Nts., 9.09%, 1/5/11	2,763,615	MXN	$206,079
Arrendadora Capita Corp. SA de CV/Capita Corp. (The) de Mexico SA de CV Credit Linked Nts., 9.65%, 1/5/11	1,837,464	MXN	137,017
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.103%, 4/30/25[4,10]	2,238,346		1,417,320
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.242%, 4/30/25[4,10]	2,843,277		1,800,362
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.269%, 4/30/25[4,10]	2,271,446		1,438,279
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.346%, 4/30/25[4,10]	2,135,063		1,351,921
Coriolanus Ltd. Sec. Credit Linked Nts., 10.304%, 12/31/17[4,15]	20,560,000	BRR	7,617,452
Coriolanus Ltd. Sec. Credit Linked Nts., 10.62%, 9/10/10[4]	3,300,000		2,242,350
Coriolanus Ltd. Sec. Credit Linked Nts., 3.138%, 4/30/25[4,10]	2,000,799		1,266,905
Coriolanus Ltd. Sec. Credit Linked Nts., 3.191%, 4/30/25[4,10]	2,491,157		1,577,400
Coriolanus Ltd. Sec. Credit Linked Nts., Series 113, 9%, 4/26/11[1,4]	655,000		701,636
Indonesia (Republic of) Credit Linked Nts., 10.50%, 8/23/30	40,660,000,000	IDR	4,799,360
Indonesia (Republic of) Credit Linked Nts., 12.80%, 6/22/21	11,690,000,000	IDR	1,720,126
Indonesia (Republic of) Credit Linked Nts., Series 02, 12.80%, 6/22/21	14,700,000,000	IDR	2,154,962
Indonesia (Republic of) Credit Linked Nts., Series 03, 11%, 9/17/25	6,740,000,000	IDR	852,378
JSC Gazprom Total Return Linked Nts., 13.12%, 6/28/12[1]	38,600,000	RUR	1,388,116
JSC Gazprom Total Return Linked Nts., 13.12%, 6/28/12[1]	45,990,000	RUR	1,653,872
Opic Reforma I Credit Linked Nts., Cl. 1A, 7.935%, 9/24/14[1,4]	14,850,000	MXN	1,148,221
Opic Reforma I Credit Linked Nts., Cl. 1B, 7.935%, 9/24/14[1,4]	2,970,000	MXN	229,644
Opic Reforma I Credit Linked Nts., Cl. 1C, 7.935%, 9/24/14[1,4]	4,950,000	MXN	382,740
Opic Reforma I Credit Linked Nts., Cl. 1D, 7.935%, 9/24/14[1,4]	2,475,000	MXN	191,370
Opic Reforma I Credit Linked Nts., Cl. 1E, 7.935%, 9/24/14[1,4]	3,465,000	MXN	267,918
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.453%, 5/22/15[1,4]	1,417,014	MXN	109,565
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.453%, 5/22/15[1,4]	2,479,100	MXN	191,687
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.453%, 5/22/15[1,4]	37,378,810	MXN	2,890,177
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.453%, 5/22/15[1,4]	2,724,116	MXN	210,632
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.453%, 5/22/15[1,4]	1,979,122	MXN	153,028
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.453%, 5/22/15[1,4]	1,263,966	MXN	97,731
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.453%, 5/22/15[1,4]	232,771	MXN	17,998
Ukraine (Republic of) 5 yr. Total Return Linked Nts., 4.05%, 8/27/10	885,000		858,131
Ukraine (Republic of) 5.5 yr. Total Return Linked Nts., 4.05%, 3/1/11	885,000		753,498
Ukraine (Republic of) 6 yr. Total Return Linked Nts., 4.05%, 8/30/11	885,000		674,043
Ukraine (Republic of) 6.5 yr. Total Return Linked Nts., 4.05%, 2/29/12	885,000		607,632
Ukraine (Republic of) 7 yr. Total Return Linked Nts., 4.05%, 8/30/12	885,000		554,205
United Mexican States Credit Linked Nts., 9.52%, 1/5/11	1,830,802	MXN	136,520
Eirles Two Ltd. Sec. Nts.:
Series 324, 3.664%, 4/30/12[1,4]	4,100,000		3,150,850
Series 335, 2.114%, 4/30/12[1,4]	6,300,000		5,531,400
Goldman Sachs & Co., Turkey (Republic of) Credit Linked Nts., 14.802%, 3/29/17[5,10]	21,980,000	TRY	5,745,479
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., 10.476%, 2/8/37[4,10]	63,720,800,000	COP	2,116,591
Hallertau SPC Credit Linked Nts.:
Series 2007-01, 2.805%, 12/20/17[1,4]	6,250,000		5,146,875
Series 2008-01, 9.888%, 8/2/10[3,4,10]	14,337,604	BRR	794,327
Series 2008-2A, 6.99%, 9/17/13[1,4]	15,786,875		15,917,906
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Bonds, Series A, 10.218%, 10/31/16[4,10]	12,125,000,000	COP	3,810,505
Colombia (Republic of) Credit Linked Bonds, Series A, 10.218%, 10/31/16[4,10]	12,177,000,000	COP	3,826,847
Indonesia (Republic of) Credit Linked Bonds, Series 04, 11%, 9/17/25[2,5]	2,650,000,000	IDR	333,139
Indonesia (Republic of) Credit Linked Nts., 11.50%, 9/18/19	11,680,000,000	IDR	1,549,674
Indonesia (Republic of) Credit Linked Nts., Series 04, 10.50%, 8/19/30[4]	6,700,000,000	IDR	777,392
Indonesia (Republic of) Total Return Linked Nts., 10.50%, 8/19/30[5]	2,100,000,000	IDR	249,460
Indonesia (Republic of) Total Return Linked Nts., Series 53, 11%, 9/17/25[5]	2,100,000,000	IDR	263,997
25 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount		Value

Structured Securities Continued
JPMorgan Chase & Co., London Branch, Indonesia (Republic of) Credit Linked Nts., 12.80%, 6/17/21	12,790,000,000	IDR	$1,874,337
JPMorgan Chase Bank NA:
Export-Import Bank Total Return Linked Bonds, 6.55%, 3/13/13	225,000,000	INR	4,480,138
Indonesia (Republic of) Credit Linked Nts., Series 2, 10.50%, 8/19/30[5]	24,100,000,000	IDR	2,862,851
Indonesia (Republic of) Credit Linked Nts., Series 2, 11%, 9/17/25[5]	15,710,000,000	IDR	1,974,951
Indonesia (Republic of) Credit Linked Nts., Series 3, 11%, 9/17/25[5]	7,420,000,000	IDR	932,790
Indonesia (Republic of) Credit Linked Nts., Series 5, 10.50%, 8/19/30[5]	29,550,000,000	IDR	3,510,260
Russian Federation Credit Linked Bonds, 10%, 9/30/11[1,5]	130,790,000	RUR	4,467,870
Lehman Brothers Treasury Co. BV, Microvest Capital Management LLC Credit Linked Nts., 7.55%, 5/24/12[4]	2,889,489		2,009,062
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16[4]	1,784,000,000	COP	903,903
Morgan Stanley:
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17[5]	4,885,000	PEN	1,358,913
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	79,152,207	RUR	1,244,720
Morgan Stanley & Co. International Ltd./Red Arrow International Leasing plc Total Return Linked Nts., Series A, 8.375%, 7/10/12	11,183,973	RUR	362,457
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of) Credit Linked Nts., 12.551%, 1/5/22[5,10]	28,914,000	BRR	1,735,945
Ukraine (Republic of) Credit Linked Nts., 2.256%, 10/15/17[1,4]	1,690,000		1,352,000
Ukraine (Republic of) Credit Linked Nts., Series 2, 3.126%, 10/15/17[1,4]	6,800,000		5,440,000
United Mexican States Credit Linked Nts., 5.64%, 11/20/15[4]	2,000,000		1,691,600
WTI Trading Ltd. Total Return Linked Nts., Series A, 15%, 3/8/12	5,531,391		5,483,268
WTI Trading Ltd. Total Return Linked Nts., Series C, 15%, 3/8/12	7,398,153		7,330,830
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked Bonds, 12.684%, 11/24/10[4,10]	3,250,000	GHS	2,135,875
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11[4]	1,222,052	GHS	840,823

Total Structured Securities (Cost $212,438,446)			192,253,407

Event-Linked Bonds—1.5%
Akibare Ltd. Catastrophe Linked Nts., Cl. A, 3.434%, 5/22/12[1,5]	1,484,000		1,475,578
Atlas V Capital Ltd. Catastrophe Linked Nts., Series 2, 11.791%, 2/24/12[1,5]	644,000		663,706
Blue Fin Ltd. Catastrophe Linked Nts., 9.412%, 5/28/13[1,5]	334,000		328,294
Caelus Re II Ltd. Catastrophe Linked Nts., 6.50%, 5/24/13[1,5]	449,000		443,976
East Lane Re II Ltd. Catastrophe Linked Nts., 14.791%, 4/7/11[1,5]	2,207,000		2,121,699
East Lane Re III Ltd. Catastrophe Linked Nts., 10.541%, 3/16/12[1,5]	2,651,000		2,729,138
Fhu-Jin Ltd. Catastrophe Linked Nts., Cl. B, 4.244%, 8/10/11[1,5]	2,263,000		2,283,141
Foundation Re III Ltd. Catastrophe Linked Nts., Series 1-A, 5.907%, 2/3/14[1,5]	985,000		957,666
Longpoint Re Ltd. Catastrophe Linked Nts.:
5.466%, 12/18/13[1,5]	1,505,000		1,455,335
5.40%, 12/24/12[1,5]	1,287,000		1,255,469
Merna Reinsurance II Ltd. Catastrophe Linked Nts., 3.65%, 4/8/13[1,5]	1,532,000		1,542,356
Midori Ltd. Catastrophe Linked Nts., 3.053%, 10/24/12[1,5]	2,604,000		2,590,199
Multicat Mexico 2009 Ltd. Catastrophe Linked Nts.:
10.25%, 10/19/12[1,5]	471,000		469,917
11.50%, 10/19/12[1,5]	1,407,000		1,492,405
Muteki Ltd. Catastrophe Linked Nts., 4.845%, 5/24/11[1,5]	1,650,000		1,638,615
Redwood Capital XI Ltd. Catastrophe Linked Nts., 6.25%, 1/10/11[1,5]	1,046,000		1,055,032
Residential Reinsurance 2007 Ltd. Catastrophe Linked Nts., Series CL2, 12.038%, 6/6/11[1,5]	2,035,000		1,975,985
Residential Reinsurance Ltd. Catastrophe Linked Nts.:
6.717%, 6/6/13[1,5]	710,000		701,448
9.017%, 6/6/13[1,5]	421,000		415,546
13.117%, 6/6/13[1,5]	421,000		413,845
13.117%, 6/6/13[1,5]	710,000		700,749
26 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount	Value

Event-Linked Bonds Continued
Successor X Ltd. Catastrophe Linked Nts.:
16.75%, 4/4/13[1,5]	$1,394,000	$1,246,375
23.131%, 12/9/10[5,10]	738,000	656,303
Vega Capital Ltd. Catastrophe Linked Nts., Series D, 0%, 6/24/11[5,10]	3,304,000	5,195,540

Total Event-Linked Bonds (Cost $32,175,547)		33,808,317

	Expiration	Strike
	Date	Price		Contracts

Options Purchased—0.0%
Australian Dollar (AUD) Call[11]	8/23/10	$0.874		9,830,000	71,686
Japanese Yen (JPY) Put[11]	8/23/10	12.750	JPY	355,000,000	23,738
Japanese Yen (JPY) Put[11]	8/23/10	12.350	JPY	355,000,000	4,873
South Korean Won (KRW) Put[11]	8/24/10	12.400	JPY	565,000,000	13,855
South Korean Won (KRW) Put[11]	11/29/10	12.440	JPY	154,000,000	20,912
South Korean Won (KRW) Put[11]	11/29/10	12.200	JPY	164,000,000	15,284
South Korean Won (KRW) Put[11]	11/29/10	11.955	JPY	164,000,000	12,900
South Korean Won (KRW) Put[11]	11/29/10	12.050	JPY	164,000,000	12,483
South Korean Won (KRW) Put[11]	11/29/10	12.250	JPY	154,000,000	19,648

Total Options Purchased (Cost $675,208)					195,379

	Shares

Investment Companies—17.8%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[16,17]	3,788,156	3,788,156
Oppenheimer Institutional Money Market Fund, Cl. E, 0.28%[17,18]	60,119,522	60,119,522
Oppenheimer Master Event-Linked Bond Fund, LLC[18]	1,103,918	11,726,767
Oppenheimer Master Loan Fund, LLC[18]	30,774,294	330,596,044

Total Investment Companies (Cost $408,300,876)		406,230,489

Total Investments, at Value (Cost $2,366,958,598)	101.6%	2,316,578,302
Liabilities in Excess of Other Assets	(1.6)	(36,394,749)

Net Assets	100.0%	$2,280,183,553

Footnotes to Statement of Investments
Principal amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
DKK	Danish Krone
DOP	Dominican Republic Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound Sterling
GHS	Ghana Cedi
HUF	Hungarian Forint
IDR	Indonesia Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLZ	Polish Zloty
RUR	Russian Ruble
SEK	Swedish Krona
TRY	New Turkish Lira
VND	Vietnam Dong
ZAR	South African Rand

1.	Represents the current interest rate for a variable or increasing rate security.

2.	When-issued security or delayed delivery to be delivered and settled after June 30, 2010. See Note 1 of accompanying Notes.

3.	Issue is in default. See Note 1 of accompanying Notes.

4.	Restricted security. The aggregate value of restricted securities as of June 30, 2010 was $124,826,793, which represents 5.47% of the Fund’s net assets. See Note 6 of accompanying Notes. Information concerning restricted securities is as follows:
27 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

American Media, Inc.	2/3/09	$34,604	$—	$(34,604)
Arco Capital Corp. Ltd.	2/28/07	10,359,570	1,726,595	(8,632,975)
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26	2/24/06-10/21/09	5,150,286	4,275,274	(875,013)
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16	4/21/06-8/10/07	1,354,723	1,308,350	(46,373)
Bankrate, Inc., 11.75% Sr. Sec. Nts., 7/15/15	6/30/10	1,605,047	1,628,100	23,053
Belize (Government of) Unsec. Unsub. Bonds, 6%, 2/20/29	1/5/10-3/4/10	535,525	618,350	82,825
Citigroup Funding, Inc., Ghana (Republic of) Credit Linked Bonds, Series 1, 13.95%, 12/15/10	2/21/10	1,843,732	1,833,965	(9,767)
Citigroup Funding, Inc., Ghana (Republic of) Credit Linked Bonds, Series 10, 13.95%, 12/15/10	1/28/10	777,688	775,110	(2,578)
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18	12/10/08	1,371,393	2,046,691	675,297
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., 13.351%, 2/26/15	7/21/08-7/22/08	1,981,317	2,456,294	474,977
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 01, 13.351%, 2/26/15	8/1/08	739,438	905,891	166,453
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 02, 13.351% 2/26/15	8/11/08	1,237,260	1,502,372	265,112
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series II, 15%, 4/27/12	1/7/05-1/13/05	247,382	340,698	93,316
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12	9/21/04-5/5/06	486,378	740,166	253,788
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12	1/24/05	413,663	571,778	158,115
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Unsec. Credit Linked Nts., 15%, 4/27/12	12/17/04-5/5/06	460,640	637,776	177,136
Citigroup Global Markets Holdings, Inc., Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12	3/8/07	1,479,820	1,396,176	(83,644)
Deutsche Alt-A Securities, Inc., Mtg. Pass-Through Certificates, Series 2007-RS1, Cl. A2, 0.847%, 1/27/37	5/30/08	1,068,149	420,265	(647,884)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.103%, 4/30/25	5/27/10	1,418,860	1,417,320	(1,540)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.242%, 4/30/25	10/13/09	1,775,863	1,800,362	24,499
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.269%, 4/30/25	8/21/09	1,415,023	1,438,279	23,256
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.346%, 4/30/25	4/17/09-4/20/09	1,320,178	1,351,921	31,743
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., 10.304%, 12/31/17	9/21/07-10/5/07	8,554,456	7,617,452	(937,005)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., 10.62%, 9/10/10	8/3/07	3,300,000	2,242,350	(1,057,650)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., 3.138%, 4/30/25	4/9/10	1,263,203	1,266,905	3,702
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., 3.191%, 4/30/25	1/6/10	1,564,119	1,577,400	13,281
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., Series 113, 9%, 4/26/11	12/9/08	651,131	701,636	50,505
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1A, 7.935%, 9/24/14	12/28/07	1,364,764	1,148,221	(216,543)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1B, 7.935%, 9/24/14	6/13/08	286,334	229,644	(56,690)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1C, 7.935%, 9/24/14	8/13/08	487,085	382,740	(104,345)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1D, 7.935%, 9/24/14	8/7/09	189,935	191,370	1,435
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 1E, 7.935%, 9/24/14	9/11/09	259,017	267,918	8,901
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 8.453%, 5/22/15	5/22/08	136,622	109,565	(27,057)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 8.453%, 5/22/15	6/13/08	239,007	191,687	(47,320)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 8.453%, 5/22/15	6/19/08	3,626,317	2,890,177	(736,140)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 8.453%, 5/22/15	7/9/08	264,086	210,632	(53,454)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 8.453%, 5/22/15	7/16/08	192,185	153,028	(39,157)
28 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 8.453%, 5/22/15	8/11/08	$124,426	$97,731	$(26,694)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 8.453%, 5/22/15	8/25/08	22,959	17,998	(4,960)
Eirles Two Ltd. Sec. Nts., Series 324, 3.664%, 4/30/12	4/18/07	4,104,935	3,150,850	(954,085)
Eirles Two Ltd. Sec. Nts., Series 335, 2.114%, 4/30/12	9/18/07-9/19/07	6,205,285	5,531,400	(673,885)
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series 2000-A, Cl. B, 8/15/25	8/18/00	1,820,063	—	(1,820,063)
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., 10.476%, 2/8/37	1/19/07	4,726,233	2,116,591	(2,609,642)
Hallertau SPC Credit Linked Nts., Series 2007-01, 2.805%, 12/20/17	12/18/07	6,250,000	5,146,875	(1,103,125)
Hallertau SPC Credit Linked Nts., Series 2008-01, 9.888%, 8/2/10	4/23/08-10/1/08	7,188,001	794,327	(6,393,674)
Hallertau SPC Credit Linked Nts., Series 2008-2A, 6.99%, 9/17/13	10/24/08	15,951,630	15,917,906	(33,724)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. B, 2.088%, 8/15/22	11/7/07	6,930,245	4,328,500	(2,601,745)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. C, 3.388%, 8/15/22	6/11/07	5,270,000	2,529,600	(2,740,400)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. D, 5.388%, 8/15/22	6/11/07	5,270,000	2,318,800	(2,951,200)
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Bonds, 10.218%, 10/31/16	10/17/06	1,904,306	3,826,847	1,922,540
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Bonds, Series A, 10.218%, 10/31/16	10/19/06	1,906,472	3,810,505	1,904,033
JPMorgan Chase & Co., Indonesia (Republic of) Credit Linked Nts., Series 04, 10.50%, 8/19/30	5/7/10	732,693	777,392	44,699
JPMorgan Hipotecaria su Casita, 7.59% Sec. Nts., 8/26/35	3/22/07-1/29/08	526,714	404,285	(122,429)
Lehman Brothers Treasury Co. BV, Microvest Capital Management LLC Credit Linked Nts., 7.55%, 5/24/12	6/21/07-11/29/07	2,907,987	2,009,062	(898,926)
Libbey Glass, Inc., 10% Sr. Sec. Nts., 2/15/15	1/29/10-2/17/10	3,794,661	3,972,800	178,139
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16	10/23/06	762,393	903,903	141,510
Morgan Stanley Capital Services, Inc., Ukraine (Republic of) Credit Linked Nts., 2.256%, 10/15/17	11/5/07	1,690,000	1,352,000	(338,000)
Morgan Stanley Capital Services, Inc., Ukraine (Republic of) Credit Linked Nts., Series 2, 3.126%, 10/15/17	2/5/08	6,800,000	5,440,000	(1,360,000)
Morgan Stanley Capital Services, Inc., United Mexican States Credit Linked Nts., 5.64%, 11/20/15	11/4/05-5/24/10	2,000,000	1,691,600	(308,400)
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29	3/5/99	66,285	3,170	(63,115)
Real Time Data Co., 11% Nts., 5/31/09	7/9/99-6/7/01	110,538	—	(110,538)
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked Bonds, 12.684%, 11/24/10	5/28/10	2,163,937	2,135,875	(28,061)
Telefonica del Peru SA, 8% Sr. Unsec. Bonds, 4/11/16	10/4/05-10/6/05	981,241	1,187,720	206,479
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11	7/2/07	1,337,646	840,823	(496,824)
United Air Lines, Inc., 12% Sr. Sec. 2nd Lien Nts., 11/1/13	1/12/10-3/4/10	3,259,186	3,495,525	236,339
United Air Lines, Inc., 9.875% Sr. Sec. 1st Lien Nts., 8/1/13	1/12/10-3/4/10	2,560,928	2,652,250	91,322

		$156,823,564	$124,826,793	$(31,996,774)

5.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $457,170,580 or 20.05% of the Fund’s net assets as of June 30, 2010.

6.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $15,954,313 or 0.70% of the Fund’s net assets as of June 30, 2010.

7.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

8.	All or a portion of the security position is held in collateral accounts to cover the Fund’s obligations under certain derivative contracts. The aggregate market value of such securities is $1,805,778. See Note 5 of accompanying Notes.
29 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued

9.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $19,471,957. See Note 5 of accompanying Notes.

10.	Zero coupon bond reflects effective yield on the date of purchase.

11.	Non-income producing security.

12.	Interest or dividend is paid-in-kind, when applicable.

13.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

14.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

15.	Denotes an inflation-indexed security: coupon and principal are indexed to a consumer price index.

16.	Interest rate is less than 0.0005%.

17.	Rate shown is the 7-day yield as of June 30, 2010.

18.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross		Shares
	December 31, 2009	Additions	Reductions		June 30, 2010

OFI Liquid Assets Fund, LLC	37,599,500	35,322,336	72,921,836		—
Oppenheimer Institutional Money Market Fund, Cl. E	76,771,099	2,383,681,504	2,400,333,081		60,119,522
Oppenheimer Master Event-Linked Bond Fund, LLC	1,404,749	—	300,831		1,103,918
Oppenheimer Master Loan Fund, LLC	33,609,439	19,048,496	21,883,641		30,774,294

		Value	Income		Realized Gain

OFI Liquid Assets Fund, LLC		$—	$6,461	[a]	$—
Oppenheimer Institutional Money Market Fund, Cl. E		60,119,522	239,086		—
Oppenheimer Master Event-Linked Bond Fund, LLC		11,726,767	627,986	[b]	325,131	[b]
Oppenheimer Master Loan Fund, LLC		330,596,044	18,543,814	[c]	9,924,023	[c]

		$402,442,333	$19,417,347		$10,249,154

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

b.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

c.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2010 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$24,197,501	$9,276,898	$33,474,399
Mortgage-Backed Obligations	—	344,351,082	—	344,351,082
U.S. Government Obligations	—	40,180,416	—	40,180,416
Foreign Government Obligations	—	508,535,098	302,231	508,837,329
Loan Participations	—	59,403,948	—	59,403,948
Corporate Bonds and Notes	—	684,066,489	773,220	684,839,709
Preferred Stocks	—	5,152,800	—	5,152,800
Common Stocks	5,898,439	1,726,595	1,000	7,626,034
Rights, Warrants and Certificates	—	224,990	3	224,993
Structured Securities	—	190,244,345	2,009,062	192,253,407
Event-Linked Bonds	—	33,808,317	—	33,808,317
Options Purchased	—	195,379	—	195,379
Investment Companies	406,230,489	—	—	406,230,489

Total Investments, at Value	412,128,928	1,892,086,960	12,362,414	2,316,578,302
30 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Other Financial Instruments:
Appreciated swaps, at value	$—	$4,685,633	$—	$4,685,633
Depreciated swaps, at value	—	220,805	—	220,805
Futures margins	1,007,108	—	—	1,007,108
Foreign currency exchange contracts	—	4,817,562	—	4,817,562

Total Assets	$413,136,036	$1,901,810,960	$12,362,414	$2,327,309,410

Liabilities Table
Other Financial Instruments:
Appreciated swaps, at value	—	(916,522)	—	(916,522)
Depreciated swaps, at value	—	(6,820,933)	—	(6,820,933)
Appreciated options written, at value	—	(278,410)	—	(278,410)
Depreciated options written, at value	—	(184,376)	—	(184,376)
Futures margins	(35,421)	—	—	(35,421)
Unfunded Purchase Agreements	—	(9,233)	—	(9,233)
Foreign currency exchange contracts	—	(3,654,240)	—	(3,654,240)

Total Liabilities	$(35,421)	$(11,863,714)	$—	$(11,899,135)

Currency contracts, unfunded purchase agreements and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$1,330,660,200	57.4%
Brazil	133,251,020	5.8
Indonesia	84,622,523	3.7
Mexico	77,336,390	3.3
Russia	63,300,060	2.7
Japan	55,601,813	2.4
Turkey	50,254,657	2.2
Colombia	47,388,125	2.1
South Africa	40,749,040	1.8
Korea, Republic of South	37,667,977	1.6
Ukraine	36,741,426	1.6
Kazakhstan	36,392,865	1.6
Supranational	29,161,863	1.3
Egypt	23,724,923	1.0
Israel	22,260,011	1.0
Peru	20,614,028	0.9
Argentina	20,054,246	0.9
India	18,697,853	0.8
Philippines	18,012,018	0.8
Venezuela	15,810,294	0.7
Canada	14,092,248	0.6
Germany	13,776,339	0.6
United Kingdom	13,189,438	0.6
Italy	11,977,872	0.5
Ghana	10,238,773	0.4
Hungary	10,125,483	0.4
Uruguay	9,097,375	0.4
Malaysia	8,984,563	0.4
Dominican Republic	8,465,950	0.4
31 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows: Continued

Geographic Holdings	Value	Percent

Greece	$8,090,162	0.4%
The Netherlands	8,016,756	0.3
Panama	7,844,457	0.3
Chile	5,371,309	0.2
Trinidad & Tobago	4,957,850	0.2
Bermuda	4,734,563	0.2
Spain	4,123,730	0.2
Belgium	3,336,252	0.1
Austria	1,643,864	0.1
United Arab Emirates	1,453,500	0.1
Australia	1,023,581	—
Denmark	917,803	—
Poland	814,906	—
Sweden	649,616	—
Belize	618,350	—
Vietnam	382,635	—
Norway	349,595	—

Total	$2,316,578,302	100.0%

Foreign Currency Exchange Contracts as of June 30, 2010 are as follows:

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Banc of America:
Argentine Peso (ARP)	Buy	18,150	ARP	7/16/10	$4,596,577	$12,086	$—
Chinese Renminbi (Yuan) (CNY)	Buy	48,300	CNY	6/7/11	7,219,483	84,013	—
Euro (EUR)	Sell	2,400	EUR	7/6/10	2,934,933	190,611	—
Hong Kong Dollar (HKD)	Sell	36,100	HKD	7/19/10	4,636,406	—	2,141
Indian Rupee (INR)	Buy	636,000	INR	9/3/10	13,588,071	—	12,311
Indonesia Rupiah (IDR)	Sell	26,940,000	IDR	7/26/10	2,958,712	—	61,938
Japanese Yen (JPY)	Buy	1,435,786	JPY	7/6/10	16,240,742	—	628
Japanese Yen (JPY)	Sell	546,735	JPY	7/6/10	6,184,333	239	—
Kazakhstan Tenge (KZT)	Buy	372,400	KZT	2/28/11-3/10/11	2,506,671	—	32,709
Malaysian Ringgit (MYR)	Buy	11,580	MYR	9/1/10	3,566,397	20,993	—
New Taiwan Dollar (TWD)	Sell	150,000	TWD	7/15/10	4,670,679	—	27,435
South Korean Won (KRW)	Buy	27,441,000	KRW	9/29/10	22,391,252	99,619	—
South Korean Won (KRW)	Sell	3,240,000	KRW	8/2/10	2,648,379	44,216	—

						451,777	137,162

Banc of America EM
Indian Rupee (INR)	Buy	84,400	INR	9/3/10	1,803,197	18,842	—

Bank Paribas Asia—FGN:
Euro (EUR)	Sell	1,850	EUR	11/10/10	2,263,997	83,986	—
South African Rand (ZAR)	Buy	35,700	ZAR	7/15/10	4,638,928	43,446	—

						127,432	—

Barclay’s Capital:
Euro (EUR)	Buy	10,450	EUR	7/12/10-11/10/10	12,781,122	10,295	121,571
Japanese Yen (JPY)	Buy	1,404,000	JPY	7/28/10-9/21/10	15,899,033	158,002	—
New Turkish Lira (TRY)	Buy	3,520	TRY	7/12/10	2,218,636	—	62,191

						168,297	183,762

Barclay’s Capital EM
Indonesia Rupiah (IDR)	Sell	6,030,000	IDR	7/12/10	663,837	—	6,616

Citigroup:
British Pound Sterling (GBP)	Buy	2,441	GBP	7/2/10	3,647,570	—	29,788
British Pound Sterling (GBP)	Sell	2,016	GBP	7/2/10	3,012,146	24,599	—
32 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Citigroup: Continued
Chinese Renminbi (Yuan) (CNY)	Sell	31,700	CNY	7/19/10	$4,674,376	$—	$23,555
Colombian Peso (COP)	Buy	18,643,000	COP	7/7/10	9,813,918	109,076	—
Colombian Peso (COP)	Sell	18,643,000	COP	9/1/10	9,794,063	—	109,387
Euro (EUR)	Buy	23,350	EUR	7/28/10-9/21/10	28,562,506	—	231,485
Euro (EUR)	Sell	1,840	EUR	11/10/10	2,251,759	14,697	—
Mexican Nuevo Peso (MXN)	Buy	324,480	MXN	7/20/10	25,037,638	—	575,497
New Zealand Dollar (NZD)	Buy	420	NZD	8/16/10	287,075	—	9,345
New Zealand Dollar (NZD)	Sell	280	NZD	8/16/10	191,383	7,820	—
Polish Zloty (PLZ)	Sell	10	PLZ	8/16/10	2,938	—	1
Singapore Dollar (SGD)	Buy	560	SGD	11/10/10	400,433	—	1,866
Swedish Krona (SEK)	Buy	4,800	SEK	8/16/10	615,583	5,104	3,976
Swedish Krona (SEK)	Sell	37,000	SEK	7/12/10-8/16/10	4,745,173	124,480	—

						285,776	984,900

Citigroup EM:
Colombian Peso (COP)	Sell	18,643,000	COP	7/7/10	9,813,918	—	292,387
Mexican Nuevo Peso (MXN)	Buy	4,565	MXN	7/20/10	352,246	8,185	—
Peruvian New Sol (PEN)	Sell	9,740	PEN	7/14/10	3,446,040	—	21,804

						8,185	314,191

Credit Suisse:
British Pound Sterling (GBP)	Sell	1,480	GBP	9/21/10	2,211,174	—	16,053
Euro (EUR)	Buy	1,920	EUR	7/1/10	2,347,877	—	7,963
Euro (EUR)	Sell	20,820	EUR	7/1/10-7/6/10	25,460,471	78,462	11,621
Hungarian Forint (HUF)	Sell	1,649,000	HUF	7/12/10	7,054,321	81,729	—
Japanese Yen (JPY)	Sell	424,000	JPY	7/12/10	4,796,497	—	155,959
New Turkish Lira (TRY)	Buy	35,270	TRY	7/12/10-9/1/10	22,192,595	142,410	53,989
Norwegian Krone (NOK)	Buy	2,600	NOK	8/16/10	398,541	—	10,732
Norwegian Krone (NOK)	Sell	1,200	NOK	8/16/10	183,942	2,654	—
Russian Ruble (RUR)	Buy	140,660	RUR	10/7/10	4,466,286	7,498	47,593
South African Rand (ZAR)	Buy	41,660	ZAR	7/1/10-9/1/10	5,381,654	—	58,261
Swedish Krona (SEK)	Buy	35,600	SEK	7/12/10	4,565,628	—	38,739
Swiss Franc (CHF)	Buy	490	CHF	8/16/10	454,980	20,312	—
Swiss Franc (CHF)	Sell	310	CHF	8/16/10	287,845	—	7,260

						333,065	408,170

Deutsche Bank Capital Corp.:
Australian Dollar (AUD)	Buy	1,464	AUD	7/28/10-8/16/10	1,226,628	—	42,327
Australian Dollar (AUD)	Sell	10	AUD	8/16/10	8,370	55	—
British Pound Sterling (GBP)	Buy	1,585	GBP	7/28/10	2,368,113	—	6,186
Canadian Dollar (CAD)	Buy	2,920	CAD	7/28/10-8/16/10	2,742,404	—	67,184
Canadian Dollar (CAD)	Sell	210	CAD	8/16/10	197,208	5,725	—
Japanese Yen (JPY)	Sell	1,315,600	JPY	11/10/10	14,917,436	—	225,839
Kazakhstan Tenge (KZT)	Buy	186,200	KZT	2/28/11	1,253,427	—	17,562
Russian Ruble (RUR)	Buy	45,000	RUR	10/7/10	1,428,856	—	54,090
Swiss Franc (CHF)	Buy	651	CHF	7/28/10	604,242	13,980	—
Thailand Baht (THB)	Sell	115,270	THB	8/24/10	3,557,762	—	29,988

						19,760	443,176

Deutsche Bank EM:
Kazakhstan Tenge (KZT)	Sell	400,000	KZT	2/28/11	2,692,648	955	—
Russian Ruble (RUR)	Sell	224,300	RUR	10/7/10	7,122,053	—	102,807
South Korean Won (KRW)	Sell	2,080,000	KRW	8/18/10	1,699,268	12,102	—
Thailand Baht (THB)	Buy	115,270	THB	8/24/10	3,557,762	—	1,053

						13,057	103,860
33 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued

Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Goldman Sachs EM:
Brazilian Real (BRR)	Buy	36,725	BRR	8/3/10	$20,197,375	$—	$244,014
Brazilian Real (BRR)	Sell	12,290	BRR	8/3/10	6,759,040	81,659	—
Egyptian Pound (EGP)	Sell	8,596	EGP	7/1/10	1,509,195	1,990	—

						83,649	244,014

Goldman, Sachs & Co.
Mexican Nuevo Peso (MXN)	Sell	41,400	MXN	8/2/10	3,190,177	—	86,729

HSBC EM
Israeli Shekel (ILS)	Sell	20,200	ILS	8/31/10	5,194,787	36,544	—

JP Morgan Chase:
Euro (EUR)	Sell	39,025	EUR	7/12/10-11/10/10	47,728,229	1,773,152	134,425
Japanese Yen (JPY)	Buy	1,315,600	JPY	11/10/10	14,917,436	551,069	—
Japanese Yen (JPY)	Sell	738,000	JPY	8/2/10	8,351,480	—	234,721
Russian Ruble (RUR)	Buy	210,970	RUR	11/8/10	6,677,805	39,353	—

						2,363,574	369,146

JP Morgan EM:
Chinese Renminbi (Yuan) (CNY)	Buy	51,890	CNY	6/7/11-6/20/11	7,756,442	90,764	—
Indonesia Rupiah (IDR)	Buy	75,745,552	IDR	7/7/10-7/26/10	8,319,946	180,282	—
Peruvian New Sol (PEN)	Buy	2,390	PEN	7/14/10	845,589	4,336	—
South Korean Won (KRW)	Sell	31,045,000	KRW	7/19/10-9/29/10	25,343,136	403,359	—

						678,741	—

Morgan Stanley & Co., Inc.
Kazakhstan Tenge (KZT)	Buy	186,000	KZT	2/28/11	1,252,081	—	18,845
Nomura Securities:
British Pound Sterling (GBP)	Sell	260	GBP	8/16/10	388,456	1,591	2,735
Euro (EUR)	Buy	160	EUR	8/16/10	195,704	—	2,541
Japanese Yen (JPY)	Buy	2,000	JPY	8/16/10	22,638	804	—
Japanese Yen (JPY)	Sell	35,000	JPY	8/16/10	396,167	—	12,180

						2,395	17,456

RBS Greenwich Capital:
Australian Dollar (AUD)	Buy	5,450	AUD	7/12/10	4,580,832	—	15,316
Euro (EUR)	Buy	1,920	EUR	7/2/10	2,347,877	—	9,883
Euro (EUR)	Sell	1,920	EUR	7/2/10	2,347,877	6,235	—
Hungarian Forint (HUF)	Sell	171,000	HUF	7/12/10	731,528	18,703	—
Polish Zloty (PLZ)	Buy	62,630	PLZ	9/1/10	18,382,547	135,839	—
Swiss Franc (CHF)	Sell	5,480	CHF	7/12/10-11/10/10	5,085,595	—	308,266

						160,777	333,465

Standard NY EM:
South African Rand (ZAR)	Buy	16,500	ZAR	7/1/10	2,149,837	30,839	—
South African Rand (ZAR)	Sell	25,940	ZAR	7/1/10	3,379,805	34,852	2,750

						65,691	2,750

Total unrealized appreciation and depreciation						$4,817,562	$3,654,242

34 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Futures Contracts as of June 30, 2010 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

DAX Index	Sell	21	9/17/10	$3,827,269	$4,490
Euro-Bundesobligation	Buy	94	9/8/10	14,873,141	139,668
Japan (Government of) Bonds, 10 yr.	Buy	5	9/9/10	8,011,084	59,649
Japan (Government of) Bonds, 10 yr.	Sell	37	9/8/10	5,926,528	(24,396)
NASDAQ 100 E-Mini Index	Sell	216	9/17/10	7,508,160	121,296
New Financial Times Stock Exchange 100 Index	Sell	103	9/17/10	7,510,705	465,789
NIKKEI 225 Index	Sell	15	9/9/10	793,559	8,593
NIKKEI 225 Index	Sell	73	9/9/10	7,728,100	80,425
Standard & Poor’s 500 E-Mini Index	Sell	601	9/17/10	30,849,330	1,788,696
U.S. Treasury Long Bonds	Buy	862	9/21/10	109,905,000	3,370,224
U.S. Treasury Nts., 2 yr.	Buy	422	9/30/10	92,345,469	198,785
U.S. Treasury Nts., 2 yr.	Sell	157	9/30/10	34,356,016	(71,593)
U.S. Treasury Nts., 5 yr.	Sell	30	9/30/10	3,550,547	(49,026)
U.S. Treasury Nts., 10 yr.	Buy	3,715	9/21/10	455,261,641	7,434,050
U.S. Treasury Nts., 10 yr.	Sell	310	9/21/10	37,989,531	(628,169)
United Kingdom Long Gilt	Buy	7	9/28/10	1,266,024	25,829

					$12,924,310

Written Options as of June 30, 2010 are as follows:

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

Australian Dollar (AUD)	Put	9,830,000	$0.73	8/23/10	$108,450	$(30,462)	$77,988
Euro (EUR)	Call	1,920,000	1.23	7/1/10	16,656	(5,437)	11,219
Euro (EUR)	Call	1,910,000	1.23	7/2/10	16,908	(5,108)	11,800
Euro (EUR)	Call	1,890,000	1.22	7/6/10	16,572	(23,878)	(7,306)
Euro (EUR)	Put	1,920,000	1.23	7/1/10	16,538	(9,626)	6,912
Euro (EUR)	Put	1,910,000	1.23	7/2/10	16,908	(18,060)	(1,152)
Euro (EUR)	Put	1,890,000	1.22	7/6/10	16,572	(7,952)	8,620
Japanese Yen (JPY)	Call	355,000,000	15.25	8/23/10	93,878	(46,209)	47,669
Japanese Yen (JPY)	Call	355,000,000	16.00	8/23/10	79,481	(39,467)	40,014
South Korean Won (KRW)	Call	164,000,000	16.15	11/29/10	36,066	(45,853)	(9,787)
South Korean Won (KRW)	Call	164,000,000	16.32	11/29/10	43,189	(48,321)	(5,132)
South Korean Won (KRW)	Call	164,000,000	16.00	11/29/10	36,066	(48,264)	(12,198)
South Korean Won (KRW)	Call	154,000,000	17.09	11/29/10	46,736	(31,598)	15,138
South Korean Won (KRW)	Call	154,000,000	17.45	11/29/10	46,567	(31,840)	14,727
South Korean Won (KRW)	Call	565,000,000	15.55	8/24/10	127,820	(70,711)	57,109

					$718,407	$(462,786)	$255,621

Credit Default Swap Contracts as of June 30, 2010 are as follows:

	Buy/Sell	Notional	Pay/		Upfront		Unrealized
Reference Entity/	Credit	Amount	Receive	Termination	Payment		Appreciation
Swap Counterparty	Protection	(000’s)	Fixed Rate	Date	Received/(Paid)	Value	(Depreciation)

Amgen, Inc.
JPMorgan Chase Bank NA, NY Branch	Buy	$4,630	1.00%	6/20/15	$106,532	$(95,537)	$10,995

	Total	4,630			106,532	(95,537)	10,995

Baxter International, Inc.
Deutsche Bank AG	Buy	4,630	1.00	6/20/15	197,277	(115,709)	81,568

	Total	4,630			197,277	(115,709)	81,568

Bolivarian Republic of Venezuela
Credit Suisse International	Buy	850	5.00	9/20/15	(222,771)	220,805	(1,966)

	Total	850			(222,771)	220,805	(1,966)
35 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts: Continued

	Buy/Sell	Notional	Pay/		Upfront		Unrealized
Reference Entity/	Credit	Amount	Receive	Termination	Payment		Appreciation
Swap Counterparty	Protection	(000’s)	Fixed Rate	Date	Received/(Paid)	Value	(Depreciation)

CDX North America High Yield Index, Series 13:
Barclays Bank plc	Sell	$4,579	5.00%	12/20/14	$1,517,897	$(81,915)	$1,435,982
Goldman Sachs International	Sell	9,593	5.00	12/20/14	831,725	(171,623)	660,102
Goldman Sachs International	Sell	4,113	5.00	12/20/14	1,507,800	(73,591)	1,434,209
JPMorgan Chase Bank NA, NY Branch	Sell	4,950	5.00	12/20/14	259,875	(88,557)	171,318

	Total	23,235			4,117,297	(415,686)	3,701,611

Development Bank of Kazakhstan JSC
Credit Suisse International	Sell	4,440	3.75	2/20/13	—	36,115	36,115

	Total	4,440			—	36,115	36,115

Government of Hungary
Credit Suisse International	Sell	4,600	2.70	9/20/10	—	27,968	27,968

	Total	4,600			—	27,968	27,968

Islamic Republic of Pakistan
Citibank NA, New York	Sell	1,570	5.10	3/20/13	—	(83,326)	(83,326)

	Total	1,570			—	(83,326)	(83,326)

Istanbul Bond Co. SA for Finansbank AS
Morgan Stanley & Co. International Ltd.	Sell	3,100	1.30	3/24/13	—	(211,504)	(211,504)

	Total	3,100			—	(211,504)	(211,504)

Pfizer, Inc.
Deutsche Bank AG	Buy	4,630	1.00	6/20/15	93,114	(88,847)	4,267

	Total	4,630			93,114	(88,847)	4,267

Quest Diagnostics, Inc.
UBS AG	Buy	4,630	1.00	6/20/15	70,751	129,168	199,919

	Total	4,630			70,751	129,168	199,919

Republic of Peru
Deutsche Bank AG	Buy	1,900	1.71	12/20/16	—	(18,274)	(18,274)

	Total	1,900			—	(18,274)	(18,274)

Republic of the Philippines:
Barclays Bank plc	Buy	3,270	1.76	12/20/14	—	(11,044)	(11,044)
JPMorgan Chase Bank NA, London Branch	Buy	4,900	1.74	12/20/14	—	(12,479)	(12,479)

	Total	8,170			—	(23,523)	(23,523)

SLM Corp.
Deutsche Bank AG	Sell	4,630	5.00	6/20/15	(308,910)	(75,178)	(384,088)

	Total	4,630			(308,910)	(75,178)	(384,088)

Time Warner, Inc.
Deutsche Bank AG	Sell	4,630	1.00	6/20/15	62,866	(47,943)	14,923

	Total	4,630			62,866	(47,943)	14,923

Universal Health Services, Inc.:
Goldman Sachs International	Sell	4,630	1.00	6/20/15	123,138	(125,065)	(1,927)
Goldman Sachs International	Sell	4,630	1.00	6/20/15	326,012	(393,994)	(67,982)

	Total	9,260			449,150	(519,059)	(69,909)

Wal-Mart Stores, Inc.
Citibank NA, New York	Buy	4,630	1.00	6/20/15	207,469	(111,213)	96,256

	Total	4,630			207,469	(111,213)	96,256
36 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Credit Default Swap Contracts: Continued

	Buy/Sell	Notional	Pay/		Upfront		Unrealized
Reference Entity/	Credit	Amount	Receive	Termination	Payment		Appreciation
Swap Counterparty	Protection	(000’s)	Fixed Rate	Date	Received/(Paid)	Value	(Depreciation)

Whirlpool Corp.
Barclays Bank plc	Sell	$4,630	1.00%	6/20/15	$66,656	$(41,587)	$25,069

	Total	4,630			66,656	(41,587)	25,069

		Grand Total Buys			452,372	(103,130)	349,242
		Grand Total Sells			4,387,059	(1,330,200)	3,056,859

		Total Credit Default Swaps			$4,839,431	$(1,433,330)	$3,406,101

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference	Total Maximum Potential
Asset on which the	Payments for Selling Credit	Amount	Reference Asset
Fund Sold Protection	Protection (Undiscounted)	Recoverable*	Rating Range**

Non-Investment Grade Corporate Debt Indexes	$23,235,300	$—	B+
Investment Grade Single Name Corporate Debt	13,890,000	—	BBB to BBB-
Non-Investment Grade Single Name Corporate Debt	9,260,000	—	BB+
Investment Grade Sovereign Debt	12,140,000	—	BBB-
Non-Investment Grade Sovereign Debt	1,570,000	—	B-

Total	$60,095,300	$—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
Interest Rate Swap Contracts as of June 30, 2010 are as follows:

	Notional
Interest Rate/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

BZDI:
Banco Santander SA, Inc.	9,870	BRR	BZDI	12.320%	1/2/17	$62,282
Credit Suisse International	12,920	BRR	BZDI	11.480	1/2/12	(3,248)
Goldman Sachs Group, Inc. (The)	10,100	BRR	BZDI	12.800	1/2/17	250,217
Goldman Sachs Group, Inc. (The)	8,790	BRR	BZDI	12.920	1/2/14	284,489
Goldman Sachs Group, Inc. (The)	4,390	BRR	BZDI	12.870	1/2/14	137,965
Goldman Sachs Group, Inc. (The)	35,840	BRR	BZDI	11.460	1/2/12	(8,981)
Goldman Sachs Group, Inc. (The)	6,910	BRR	BZDI	12.260	1/2/15	113,477
Goldman Sachs Group, Inc. (The)	3,160	BRR	BZDI	12.290	1/2/15	51,894
JPMorgan Chase Bank NA	15,800	BRR	BZDI	13.900	1/2/17	670,060
Morgan Stanley	8,510	BRR	BZDI	12.300	1/2/17	54,572
Morgan Stanley	31,100	BRR	BZDI	11.490	1/2/12	(7,831)

Total	147,390	BRR				1,604,896

Six-Month AUD BBR BBSW

				Six-Month
Westpac Banking Corp.	14,280	AUD	6.215%	AUD BBR BBSW	11/4/19	(589,481)

Six-Month HUF BUBOR Reuters:
			Six-Month HUF
Barclays Bank plc	733,000	HUF	BUBOR Reuters	7.820	9/19/13	310,370
			Six-Month HUF
Barclays Bank plc	894,000	HUF	BUBOR Reuters	5.720	6/11/12	27,299
			Six-Month HUF
Citibank NA	456,000	HUF	BUBOR Reuters	5.800	6/8/12	14,880
			Six-Month HUF
JPMorgan Chase Bank NA	753,000	HUF	BUBOR Reuters	7.880	8/12/13	272,664
37 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Interest Rate Swap Contracts: Continued

	Notional
Interest Rate/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Six-Month HUF BUBOR Reuters: Continued
JPMorgan Chase Bank NA	879,000	HUF	Six-Month HUF BUBOR Reuters	5.720%	6/10/12	$26,841
JPMorgan Chase Bank NA	666,000	HUF	Six-Month HUF BUBOR Reuters	7.890	9/12/13	291,456

Total	4,381,000	HUF				943,510

Six-Month JPY BBA LIBOR:
Citibank NA	553,000	JPY	1.391%	Six-Month JPY BBA LIBOR	10/6/19	(30,113)
JPMorgan Chase Bank NA	353,100	JPY	1.484	Six-Month JPY BBA LIBOR	8/7/19	(63,537)
JPMorgan Chase Bank NA	168,000	JPY	1.563	Six-Month JPY BBA LIBOR	11/9/19	(35,957)

Total	1,074,100	JPY				(129,607)

Three-Month CAD BA CDOR
JPMorgan Chase Bank NA	12,520	CAD	Three-Month CAD BA CDOR	3.820	1/4/20	504,164

Three-Month USD BBA LIBOR
Goldman Sachs Group, Inc. (The)	11,700		Three-Month USD BBA LIBOR	3.600	11/3/19	707,864

				Total Interest Rate Swaps		$3,041,346

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
HUF	Hungarian Forint
JPY	Japanese Yen
Abbreviations/Definitions are as follows:

BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
Total Return Swap Contracts as of June 30, 2010 are as follows:

Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

AMEX Health Care Select IV Index
Goldman Sachs Group, Inc. (The)		One-Month BBA LIBOR plus
		5 basis points and if negative,	If positive, the absolute
		the absolute value of the	value of the Total Return
		Total Return of the AMEX	of the AMEX
	$1,936	Health Care Select IV Index	Health Care Select IV Index	6/13/11	$(63,732)

AMEX INDU Select Index
UBS AG		One-Month BBA LIBOR
plus 17 basis points and
		if negative, the absolute	If positive, the Total
		value of the Total Return of	Return of the AMEX
	1,928	the AMEX INDU Select Index	INDU Select Index	3/4/11	(93,113)
38 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Total Return Swap Contracts: Continued

Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

Consumer Staples Select Sector Index
Morgan Stanley		One-Month BBA LIBOR plus
15 basis points and if negative,
		the absolute value of the Total	If positive, the Total Return
		Return of the Consumer Staples	of the Consumer Staples
	$1,971	Select Sector Index	Select Sector Index	3/9/11	$(42,963)

Custom basket of securities:
Citibank NA		One-Month CHF BBA LIBOR
plus 30 basis points and if
		negative, the absolute value	If positive, the Total Return
		of the Total Return of	of a custom basket
	1,931 CHF	a custom basket of securities	of securities	1/12/11	(22,872)
Citibank NA		One-Month EURIBOR
plus 30 basis points
		and if negative, the absolute	If positive, the Total Return
		value of the Total Return of	of a custom basket
	3,769 EUR	a custom basket of securities	of securities	1/12/11	(46,408)
Citibank NA		One-Month GBP BBA LIBOR
plus 30 basis points and
		if negative, the absolute value	If positive, the Total Return
		of the Total Return of	of a custom basket
	1,133 GBP	a custom basket of securities	of securities	1/12/11	60,528
Citibank NA		One-Month SEK STIBOR SIDE
plus 30 basis points and if
		negative, the absolute value of	If positive, the Total Return
		the Total Return of	of a custom basket
	5,810 SEK	a custom basket of securities	of securities	1/12/11	25,959
Citibank NA, New York		One-Month JPY BBA LIBOR
plus 53 basis points and if
		negative, the absolute value of	If positive, the Total Return
		the Total Return of	of a custom basket
	1,108,980 JPY	a custom basket of securities	of securities	4/14/11	(538,980)
Goldman Sachs Group, Inc. (The)		One-Month BBA LIBOR
plus 18 basis points and if
		negative, the absolute value	If positive, the absolute
		of the Total Return of a custom	value of the Total Return of
	23,269	basket of securities	a custom basket of securities	6/8/11	(1,672,383)
Morgan Stanley		One-Month GBP BBA LIBOR
plus 50 basis points and if
		negative, the absolute value of	If positive, the Total Return
		the Total Return of	of a custom basket
	4,791 GBP	a custom basket of securities	of securities	1/14/11	(224,702)

Reference Entity Total					(2,418,858)

MSCI Daily Gross TR Europe Euro Index:
Citibank NA			One-Month EURIBOR
minus 60 basis points and
if negative, the absolute
		If positive, the Total	value of the Total Return of
		Return of the MSCI Daily	the MSCI Daily Gross
	2,561 EUR	Gross Europe Euro Index	Europe Euro Index	1/12/11	(8,826)
39 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

MSCI Daily Gross TR Europe Euro Index: Continued
Goldman Sachs Group, Inc. (The)				One-Month Europe EURIBOR
minus 3 basis points and if negative,
			If positive, the Total Return	the absolute value of the Total
			of the MSCI Daily Gross	Return of the MSCI Daily Gross
	358	EUR	Europe Euro Index	Europe Euro Index	1/17/11	$(3,107)
Morgan Stanley				One-Month EURIBOR minus
30 basis points and if negative, the
			If positive, the Total Return	absolute value of the Total
			of the MSCI Daily Gross	Return of the MSCI Daily
	3,840	EUR	Europe Euro Index	Gross Europe Euro Index	1/12/11	41,035
UBS AG				One-Month EURIBOR minus
70 basis points and if negative,
			If positive, the Total Return	the absolute value of the Total
			of the MSCI Daily Gross	Return of the MSCI Daily Gross
	1,280	EUR	Europe Euro Index	Europe Euro Index	1/12/11	(4,486)

Reference Entity Total						24,616

MSCI Daily TR Gross EAFE USD Index:
Citibank NA				One-Month LIBOR plus 15 basis
points and if negative the
			If positive, the Total Return	absolute value of the Total
			of the MSCI Daily Gross	Return of the MSCI Daily Gross
	3,664		EAFE USD Index	EAFE USD Index	10/7/10	42,216
Goldman Sachs Group, Inc. (The)				One-Month BBA LIBOR plus
10 basis points and if negative,
			If positive, the Total Return	the absolute value of the Total
			of the MSCI Daily Gross	Return of the MSCI Daily Gross
	3,523		EAFE USD Index	EAFE USD Index	5/11/11	(94,544)
Goldman Sachs Group, Inc. (The)				One-Month BBA LIBOR plus
4 basis points and if negative,
			If positive, the Total Return	the absolute value of the Total
			of the MSCI Daily Gross	Return of the MSCI Daily Gross
	6,287		EAFE USD Index	EAFE USD Index	2/7/11	(18,364)
UBS AG				One-Month LIBOR
minus 10 basis points and
			If positive, the Total Return	if negative, the absolute value
			of the MSCI Daily Gross	of the Total Return of the MSCI
	6,463		EAFE USD Index	Daily Gross EAFE USD Index	10/11/10	62,436

Reference Entity Total						(8,256)

MSCI Daily TR Italy USD Index:
Goldman Sachs Group, Inc. (The)			One-Month BBA LIBOR
minus 25 basis points and if
			negative, the absolute value of	If positive, the Total Return
			the Total Return of the MSCI	of the MSCI Daily
	2,245		Daily Italy USD Index	Italy USD Index	3/4/11	1,406
Goldman Sachs Group, Inc. (The)			One-Month BBA LIBOR
minus 25 basis points and if
			negative, the absolute value of	If positive, the Total Return
			the Total Return of the MSCI	of the MSCI Daily
	475		Daily Italy USD Index	Italy USD Index	3/4/11	325

Reference Entity Total						1,731
40 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Total Return Swap Contracts: Continued

Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

MSCI Daily TR Net Belgium Index:
Citibank NA			One-Month BBA LIBOR minus
5 basis points and if negative,
			the absolute value of the	If positive, the Total Return
			Total Return of the MSCI	of the MSCI Daily
	$2,212		Daily Net Belgium Index	Net Belgium Index	4/6/11	$(40,774)
Citibank NA			One-Month BBA LIBOR minus
5 basis points and if negative,
			the absolute value of the	If positive, the Total Return
			Total Return of the MSCI	of the MSCI Daily
	419		Daily Net Belgium Index	Net Belgium Index	4/6/11	(8,621)

Reference Entity Total						(49,395)

MSCI Daily TR Net Emerging Markets Korea Index
Goldman Sachs Group, Inc. (The)			One-Month BBA LIBOR plus
90 basis points and if negative,
			the absolute value of the Total	If positive, the Total Return
			Return of the MSCI Daily Net	of the MSCI Daily Net
	2,338		Emerging Markets Korea Index	Emerging Markets Korea Index	3/9/11	65,787

MSCI Daily TR Net France USD Index
Morgan Stanley			One-Month BBA LIBOR minus
35 basis points and if negative,
			the absolute value of the Total	If positive, the Total Return
			Return of the MSCI Daily	of the MSCI Daily TR
	2,684		Net France USD Index	Net France USD Index	3/9/11	(30,121)

MSCI TR Hong Kong Net USD Index
UBS AG			One-Month BBA LIBOR plus
15 basis points and if negative,
			the absolute value of the	If positive, the Total Return
			Total Return of the MSCI	of the MSCI Hong Kong
	2,404		Hong Kong Net USD Index	Net USD Index	5/10/11	103,687

Ordinary shares of Norsk Hydro ASA
Citibank NA			One-Month NOK NIBOR NIBR
plus 30 basis points and if
			negative, the absolute value of	If positive, the absolute value of
			the Total Return of the ordinary	the Total Return of the ordinary
	1,186	NOK	shares of Norsk Hydro ASA	shares of Norsk Hydro ASA	4/11/11	(39,301)

Ordinary shares of Novo Nordisk AS
Citibank NA			One-Month DKK BBA LIBOR
plus 30 basis points and if
			negative, the absolute value of	If positive, the absolute value
			the Total Return of the ordinary	of the ordinary shares
	1,140	DKK	shares of Novo Nordisk AS	of Novo Nordisk AS	4/11/11	8,303
Ordinary shares of Vestas Wind Systems AS
Citibank NA			One-Month DKK BBA LIBOR
plus 30 basis points and if
negative, the absolute value
			of the Total Return of the	If positive, the absolute
			ordinary shares of	value of the ordinary shares
	1,101	DKK	Vestas Wind Systems AS	of Vestas Wind Systems AS	4/11/11	(16,248)
41 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

S&P Midcap 400 Index
Citibank NA	$5,742	One-Month BBA LIBOR plus 6 basis points and if negative, the absolute value of the Total Return of the S&P Midcap 400 Index	If positive, the absolute value of the Total Return of the S&P Midcap 400 Index	6/8/11	$(186,752)

Total of Total Return Swaps					$(2,744,615)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
Abbreviations are as follows:

AMEX	American Stock Exchange
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
EAFE	Europe, Australasia, Far East
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
NIBOR	Norwegian Interbank Forward Offer Rate
S&P	Standard & Poor’s
STIBOR SIDE	Stockholm Interbank Offered Rate
TR	Total Return
Currency Swaps as of June 30, 2010 are as follows:

Reference Entity/	Notional		Paid by	Received by	Termination
Swap Counterparty	Amount (000’s)		the Fund	the Fund	Date	Value

Each of JSC “Rushydro” (Open Joint Stock Company “Federal Hydrogenearation Company”) and OJSC Saratovskaya HPP and any Successor(s) to these Reference Entities
7.75% from debt
obligations of JSC
Morgan Stanley			Three-Month	Rushydro and OJSC
Capital Services, Inc.	271,430	RUR	USD BBA LIBOR	Saratovskaya HPP	12/26/13	$(1,904,106)
Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

RUR	Russian Ruble
Abbreviation/Definition is as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
42 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Volatility Swaps as of June 30, 2010 are as follows:

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

CHF/JPY Exchange Rate
Credit Suisse International			The Historic
			Volatility of the mid
			CHF/JPY exchange
			rate during the
	15	CHF	Observation Period	18.00%	7/12/10	$79,833
EUR/USD Exchange Rate:
Barclays Bank plc			The Historic
			Volatility of the mid
			EUR/USD spot
			exchange rate during
	13		the Observation Period	15.60	7/7/10	52,527
Citibank NA			The Historic
			Volatility of the mid
			EUR/USD exchange
			rate during the
	13		Observation Period	15.65	7/6/10	59,658
Deutsche Bank AG			The Historic
			Volatility of the mid
			EUR/USD spot
			exchange rate during
	13		the Observation Period	15.55	7/7/10	52,812
Deutsche Bank AG			The Historic
			Volatility of the mid
			EUR/USD spot
			exchange rate during
	13		the Observation Period	12.40	7/30/10	(18,609)
Deutsche Bank AG			The Historic
			Volatility of the mid
			EUR/USD spot
			exchange rate during
	13		the Observation Period	13.05	7/29/10	(7,097)
Deutsche Bank AG:			The Historic
			Volatility of the mid
			EUR/USD spot
			exchange rate during
	13		the Observation Period	12.25	7/23/10	(6,725)

Reference Entity Total						132,566

GBP/CAD Exchange Rate:
Citibank NA				The Historic
				Volatility of the
				mid GBP/CAD spot
				exchange rate during
				the Observation
	9	GBP	11.50%	Period	7/26/10	1,204
Deutsche Bank AG			The Historic
			Volatility of the mid
			GBP/CAD spot exchange
			rate during the
	9	GBP	Observation Period	10.90	7/22/10	(58,087)

Reference Entity Total						(56,883)
43 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Volatility Swaps: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

NZD/CAD Exchange Rate
Credit Suisse International	18	NZD	11.00%	The Historic Volatility of the mid NZD/CAD spot exchange rate during the Observation Period	7/28/10	$7,489
USD/CHF Exchange Rate:
Credit Suisse International	13		The Historic Volatility of the mid USD/CHF spot exchange rate during the Observation Period	12.60%	7/27/10	22,648
Credit Suisse International	13		The Historic Volatility of the mid USD/CHF spot exchange rate during the Observation Period	12.55	7/8/10	24,035

					Reference Entity Total	46,683

					Total Volatility Swaps	$209,688

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CHF	Swiss Franc
GBP	British Pound Sterling
NZD	New Zealand Dollar
Abbreviations/Definitions are as follows:

CAD	Canadian Dollar
EUR	Euro
JPY	Japanese Yen
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of June 30, 2010 is as follows:

	Swap Type from	Notional
Swap Counterparty	Fund Perspective	Amount (000’s)		Value

Banco Santander SA, Inc.	Interest Rate	9,870	BRR	$62,282
Barclays Bank plc:
	Credit Default Buy Protection	3,270		(11,044)
	Credit Default Sell Protection	9,209		(123,502)
	Interest Rate	1,627,000	HUF	337,669
	Volatility	13		52,527

				255,650

Citibank NA:
	Interest Rate	456,000	HUF	14,880
	Interest Rate	553,000	JPY	(30,113)
	Total Return	1,931	CHF	(22,872)
	Total Return	2,241	DKK	(7,945)
	Total Return	6,330	EUR	(55,234)
	Total Return	1,133	GBP	60,528
44 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Swap Summary: Continued

	Swap Type from	Notional
Swap Counterparty	Fund Perspective	Amount (000’s)		Value

Citibank NA: Continued	Total Return	1,186	NOK	$(39,301)
	Total Return	5,810	SEK	25,959
	Total Return	12,037		(193,931)
	Volatility	9	GBP	1,204
	Volatility	13		59,658

				(187,167)

Citibank NA, New York:
	Credit Default Buy Protection	4,630		(111,213)
	Credit Default Sell Protection	1,570		(83,326)
	Total Return	1,108,980	JPY	(538,980)

				(733,519)

Credit Suisse International:
	Credit Default Buy Protection	850		220,805
	Credit Default Sell Protection	9,040		64,083
	Interest Rate	12,920	BRR	(3,248)
	Volatility	15	CHF	79,833
	Volatility	18	NZD	7,489
	Volatility	26		46,683

				415,645

Deutsche Bank AG:
	Credit Default Buy Protection	11,160		(222,830)
	Credit Default Sell Protection	9,260		(123,121)
	Volatility	9	GBP	(58,087)
	Volatility	52		20,381

				(383,657)

Goldman Sachs Group, Inc. (The):
	Interest Rate	69,190	BRR	829,061
	Interest Rate	11,700		707,864
	Total Return	358	EUR	(3,107)
	Total Return	40,073		(1,781,505)

				(247,687)
Goldman Sachs International	Credit Default Sell Protection	22,966		(764,273)

JPMorgan Chase Bank NA:
	Interest Rate	15,800	BRR	670,060
	Interest Rate	12,520	CAD	504,164
	Interest Rate	2,298,000	HUF	590,961
	Interest Rate	521,100	JPY	(99,494)

				1,665,691
JPMorgan Chase Bank NA, London Branch	Credit Default Buy Protection	4,900		(12,479)

JPMorgan Chase Bank NA, NY Branch:
	Credit Default Buy Protection	4,630		(95,537)
	Credit Default Sell Protection	4,950		(88,557)

				(184,094)

Morgan Stanley:
	Interest Rate	39,610	BRR	46,741
	Total Return	3,840	EUR	41,035
	Total Return	4,791	GBP	(224,702)
	Total Return	4,655		(73,084)

				(210,010)
45 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued
Swap Summary: Continued

	Swap Type from	Notional
Swap Counterparty	Fund Perspective	Amount (000’s)		Value
Morgan Stanley & Co. International Ltd.	Credit Default Sell Protection	$3,100		$(211,504)
Morgan Stanley Capital Services, Inc.	Currency	271,430	RUR	(1,904,106)
UBS AG:
	Credit Default Buy Protection	4,630		129,168
	Total Return	1,280	EUR	(4,486)
	Total Return	10,795		73,010
				197,692
Westpac Banking Corp.	Interest Rate	14,280	AUD	(589,481)
		Total	Swaps	$(2,831,017)
Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
RUR	Russian Ruble
SEK	Swedish Krona
See accompanying Notes to Financial Statements.
46 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited

June 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,962,445,878)	$1,914,135,969
Affiliated companies (cost $404,512,720)	402,442,333

2,316,578,302
Cash—foreign currencies (cost $428,346)	371,460
Unrealized appreciation on foreign currency exchange contracts	4,817,562
Appreciated swaps, at value (upfront payments received $70,751)	4,685,633
Depreciated swaps, at value (upfront payments paid $222,771)	220,805
Receivables and other assets:
Investments sold (including $22,970,354 sold on a when-issued or delayed delivery basis)	54,176,860
Interest, dividends and principal paydowns	34,271,600
Closed foreign currency contracts	6,742,283
Futures margins	1,007,108
Shares of beneficial interest sold	149,427
Other	642,461

Total assets	2,423,663,501

Liabilities
Appreciated options written, at value (premiums received $569,606)	278,410
Depreciated options written, at value (premiums received $148,801)	184,376
Unrealized depreciation on foreign currency exchange contracts	3,654,242
Appreciated swaps, at value (upfront payments received $4,851,211)	916,522
Depreciated swaps, at value (net upfront payments received $140,240)	6,820,933
Unrealized depreciation on unfunded purchase agreements	9,233
Payables and other liabilities:
Investments purchased (including $85,667,014 purchased on a when-issued or delayed delivery basis)	100,824,574
Shares of beneficial interest redeemed	21,074,148
Closed foreign currency contracts	7,144,010
Distribution and service plan fees	1,824,310
Shareholder communications	275,300
Transfer and shareholder servicing agent fees	201,924
Futures margins	35,421
Trustees’ compensation	27,465
Foreign capital gains tax	18,330
Other	190,750

Total liabilities	143,479,948

Net Assets	$2,280,183,553

Composition of Net Assets
Par value of shares of beneficial interest	$440,835
Additional paid-in capital	2,369,257,003
Accumulated net investment loss	(16,093,833)
Accumulated net realized loss on investments and foreign currency transactions	(38,892,797)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(34,527,655)

Net Assets	$2,280,183,553

47 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share

Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $699,405,053 and 136,952,760 shares of beneficial interest outstanding)	$5.11

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,580,778,500 and 303,882,557 shares of beneficial interest outstanding)	$5.20
See accompanying Notes to Financial Statements.
48 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended June 30, 2010

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund:
Interest	$626,627
Dividends	1,359
Expenses[2]	(44,768)

Net investment income from Oppenheimer Master Event-Linked Bond Fund, LLC	583,218
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	18,524,068
Dividends	19,746
Expenses[3]	(693,653)

Net investment income from Oppenheimer Master Loan Fund, LLC	17,850,161

Total allocation of net investment income from master funds	18,433,379

Investment Income
Interest (net of foreign withholding taxes of $41,749)	119,483,390
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $23)	1,408
Affiliated companies	239,086
Fee income on when-issued securities	1,369,100
Income from investment of securities lending cash collateral, net—affiliated companies	6,461

Total investment income	121,099,445

Expenses
Management fees	11,111,722
Distribution and service plan fees—Service shares	4,148,856
Transfer and shareholder servicing agent fees:
Non-Service shares	381,281
Service shares	1,658,560
Shareholder communications:
Non-Service shares	36,840
Service shares	173,679
Custodian fees and expenses	325,134
Trustees’ compensation	46,276
Other	104,108

Total expenses	17,986,456
Less waivers and reimbursements of expenses	(755,321)

Net expenses	17,231,135

Net Investment Income	122,301,689

1.	The Fund invests in certain mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of accompanying Notes.

2.	Net of expense waivers and/or reimbursements of $609.

3.	Net of expense waivers and/or reimbursements of $18,138.
49 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$111,483,434
Closing and expiration of option contracts written	1,444,860
Closing and expiration of futures contracts	38,217,766
Foreign currency transactions	(31,518,302)
Swap contracts	26,558
Allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	325,131
Allocated from Oppenheimer Master Loan Fund, LLC	9,924,023

Net realized gain	129,903,470

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $18,330)	(25,746,143)
Translation of assets and liabilities denominated in foreign currencies	(33,132,751)
Futures contracts	26,103,231
Option contracts written	243,984
Swap contracts	(10,566,656)
Unfunded purchase agreements	345,312
Allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	(318,052)
Allocated from Oppenheimer Master Loan Fund, LLC	(8,295,343)

Net change in unrealized appreciation/depreciation	(51,366,418)

Net Increase in Net Assets Resulting from Operations	$200,838,741

See accompanying Notes to Financial Statements.
50  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2010	December 31,
	(Unaudited)	2009

Operations
Net investment income	$122,301,689	$229,320,159
Net realized gain (loss)	129,903,470	(159,435,499)
Net change in unrealized appreciation/depreciation	(51,366,418)	592,195,964

Net increase in net assets resulting from operations	200,838,741	662,080,624

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(66,430,241)	(3,468,223)
Service shares	(313,790,173)	(7,263,543)

	(380,220,414)	(10,731,766)
Distributions from net realized gain:
Non-Service shares	—	(522,726)
Service shares	—	(2,276,448)

	—	(2,799,174)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(30,900,051)	(5,135,048)
Service shares	(1,924,032,749)	312,198,649

	(1,954,932,800)	307,063,601

Net Assets
Total increase (decrease)	(2,134,314,473)	955,613,285
Beginning of period	4,414,498,026	3,458,884,741

End of period (including accumulated net investment income (loss) of $(16,093,833) and $241,824,892, respectively)	$2,280,183,553	$4,414,498,026

See accompanying Notes to Financial Statements.
51  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2010	Year Ended December 31,
Non-Service Shares	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$5.30	$4.49	$5.56	$5.26	$5.11	$5.21

Income (loss) from investment operations:
Net investment income[1]	.16	.30	.30	.28	.26	.25
Net realized and unrealized gain (loss)	.11	.53	(1.04)	.21	.11	(.12)

Total from investment operations	.27	.83	(.74)	.49	.37	.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.46)	(.02)	(.27)	(.19)	(.22)	(.23)
Distributions from net realized gain	—	— [2]	(.06)	—	—	—

Total dividends and distributions to shareholders	(.46)	(.02)	(.33)	(.19)	(.22)	(.23)

Net asset value, end of period	$5.11	$5.30	$4.49	$5.56	$5.26	$5.11

Total Return, at Net Asset Value[3]	5.28%	18.83%	(14.21)%	9.69%	7.49%	2.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$699,405	$757,772	$648,570	$734,611	$606,632	$538,141

Average net assets (in thousands)	$765,822	$681,926	$753,062	$664,668	$564,248	$550,201

Ratios to average net assets:[4,5]
Net investment income	6.28%	6.20%	5.78%	5.34%	5.05%	4.91%
Total expenses	0.72%[6]	0.67%[6]	0.59%[6]	0.59%[6]	0.64%[6]	0.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%	0.64%	0.57%	0.57%	0.63%	0.71%

Portfolio turnover rate[7]	60%	110%	86%	76%	93%	98%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6.	Total expenses including all affiliated fund expenses were as follows:

Six Months Ended June 30, 2010	0.73%
Year Ended December 31, 2009	0.68%
Year Ended December 31, 2008	0.60%
Year Ended December 31, 2007	0.61%
Year Ended December 31, 2006	0.64%
7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2010	$685,821,691	$766,705,115
Year Ended December 31, 2009	$1,909,574,925	$1,836,038,328
Year Ended December 31, 2008	$634,319,548	$594,845,589
Year Ended December 31, 2007	$1,061,009,472	$1,120,098,096
Year Ended December 31, 2006	$742,785,501	$749,719,239
Year Ended December 31, 2005	$890,029,144	$873,786,459
See accompanying Notes to Financial Statements.
52  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Six Months
	Ended
	June 30, 2010	Year Ended December 31,
Service Shares	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$5.38	$4.56	$5.65	$5.34	$5.19	$5.29

Income (loss) from investment operations:
Net investment income[1]	.16	.29	.29	.28	.25	.21
Net realized and unrealized gain (loss)	.11	.54	(1.06)	.22	.11	(.08)

Total from investment operations	.27	.83	(.77)	.50	.36	.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.45)	(.01)	(.26)	(.19)	(.21)	(.23)
Distributions from net realized gain	—	— [2]	(.06)	—	—	—

Total dividends and distributions to shareholders	(.45)	(.01)	(.32)	(.19)	(.21)	(.23)

Net asset value, end of period	$5.20	$5.38	$4.56	$5.65	$5.34	$5.19

Total Return, at Net Asset Value[3]	5.07%	18.41%	(14.49)%	9.55%	7.23%	2.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,580,779	$3,656,726	$2,810,315	$2,876,016	$1,396,188	$658,107

Average net assets (in thousands)	$3,336,057	$3,143,836	$3,152,967	$2,075,028	$1,016,582	$408,515

Ratios to average net assets:[4,5]
Net investment income	5.95%	5.95%	5.54%	5.08%	4.83%	4.20%
Total expenses	0.97%[6]	0.92%[6]	0.84%[6]	0.84%[6]	0.89%[6]	0.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%	0.89%	0.82%	0.82%	0.88%	0.96%

Portfolio turnover rate[7]	60%	110%	86%	76%	93%	98%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6.	Total expenses including all affiliated fund expenses were as follows:

Six Months Ended June 30, 2010	0.98%
Year Ended December 31, 2009	0.93%
Year Ended December 31, 2008	0.85%
Year Ended December 31, 2007	0.86%
Year Ended December 31, 2006	0.89%
7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2010	$685,821,691	$766,705,115
Year Ended December 31, 2009	$1,909,574,925	$1,836,038,328
Year Ended December 31, 2008	$634,319,548	$594,845,589
Year Ended December 31, 2007	$1,061,009,472	$1,120,098,096
Year Ended December 31, 2006	$742,785,501	$749,719,239
Year Ended December 31, 2005	$890,029,144	$873,786,459
See accompanying Notes to Financial Statements.
53  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Global Strategic Income Fund/VA (the “Fund”), formerly known as Oppenheimer Strategic Bond Fund/VA, is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
54  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations upon the sale or maturity of such securities.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of June 30, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$85,667,014
Sold securities	22,970,354
55  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
     The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of June 30, 2010 is as follows:

Cost	$45,705,617
Market Value	$14,743,544
Market Value as a % of Net Assets	0.65%
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically
56  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “master funds”). Each master fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one master fund than in another, the Fund will have greater exposure to the risks of that master fund.
     The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the master funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding master fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the master funds. As a shareholder, the Fund is subject to its proportional share of the master funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the master funds.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended December 31, 2009, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2009, the Fund had available for federal income tax purposes post-October losses of $12,994,641, post-October passive foreign investment company losses of $26,214, straddle losses of $341,850 and unused capital loss carryforward as follows:

Expiring

2017	$164,592,749
57  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
     As of June 30, 2010, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $48,051,984 expiring by 2017. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2010, it is estimated that the Fund will utilize $129,903,470 of capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,373,760,186
Federal tax cost of other investments	506,392,936

Total federal tax cost	$2,880,153,122

Gross unrealized appreciation	$139,735,176
Gross unrealized depreciation	(181,813,164)

Net unrealized depreciation	$(42,077,988)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
58  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	5,270,961	$27,566,920	24,677,592	$117,209,141
Dividends and/or distributions reinvested	13,002,896	66,430,241	952,494	3,990,949
Redeemed	(24,282,752)	(124,897,212)	(27,020,460)	(126,335,138)

Net decrease	(6,008,895)	$(30,900,051)	(1,390,374)	$(5,135,048)

Service Shares
Sold	26,497,563	$141,658,256	88,989,960	$433,996,423
Dividends and/or distributions reinvested	60,274,068	313,790,173	2,234,190	9,539,991
Redeemed	(462,363,445)	(2,379,481,178)	(28,146,787)	(131,337,765)

Net increase (decrease)	(375,591,814)	$(1,924,032,749)	63,077,363	$312,198,649

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, LAF and the master funds, for the six months ended June 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$1,493,328,170	$2,706,007,292
U.S. government and government agency obligations	70,024,455	105,042,838
To Be Announced (TBA) mortgage-related securities	685,821,691	766,705,115
59  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.50
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of the daily net assets of each class of shares. For the six months ended June 30, 2010, the Fund paid $2,211,143 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF and the master funds. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $755,321 for management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
60  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
     The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of June 30, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $9,883,898, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $5,869,681 as of June 30, 2010. In addition, the Fund may require that certain counterparties
61  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
     As of June 30, 2010 the Fund has required certain counterparties to post collateral of $3,533,213.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
As of June 30, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $8,011,669 for which the Fund has posted collateral of $1,805,778. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of June 30, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.
Valuations of derivative instruments as of June 30, 2010 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives not Accounted	Statement of Assets			Statement of Assets
for as Hedging Instruments	and Liabilities Location	Value		and Liabilities Location	Value

Credit contracts	Appreciated swaps, at value	$193,251		Appreciated swaps, at value	$916,522
Credit contracts	Depreciated swaps, at value	220,805		Depreciated swaps, at value	930,864
Equity contracts	Appreciated swaps, at value	411,682		Depreciated swaps, at value	3,156,297
Foreign exchange contracts				Depreciated swaps, at value	1,904,106
Interest rate contracts	Appreciated swaps, at value	3,780,494		Depreciated swaps, at value	739,148
Volatility contracts	Appreciated swaps, at value	300,206		Depreciated swaps, at value	90,518
Equity contracts	Futures margins	597,098	*	Futures margins	1,838	*
Interest rate contracts	Futures margins	410,010	*	Futures margins	33,583	*
Foreign exchange contracts	Investments, at value	195,379	**
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	4,782,081		Unrealized depreciation on foreign currency exchange contracts	3,594,359
Foreign exchange contracts				Appreciated options written, at value	278,410
Foreign exchange contracts				Depreciated options written, at value	184,376

Total		$10,891,006			$11,830,021

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**	Amounts relate to purchased options.
62  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Investments
	from
	unaffiliated	Closing
	companies	and
	(including	expiration	Closing and
	premiums	of option	expiration of	Foreign
Derivatives not Accounted	on options	contracts	futures	currency	Swap
for as Hedging Instruments	exercised)*	written	contracts	transactions	contracts	Total

Credit contracts	$—	$—	$—	$—	$(15,039,551)	$(15,039,551)
Equity contracts	—	—	(285,692)	—	1,798,504	1,512,812
Foreign exchange contracts	(6,725,950)	1,444,860	—	27,055,855	751,518	22,526,283
Interest rate contracts	—	—	38,503,458	—	13,904,983	52,408,441
Volatility contracts	—	—	—	—	(1,388,896)	(1,388,896)

Total	$(6,725,950)	$1,444,860	$38,217,766	$27,055,855	$26,558	$60,019,089

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
				Translation of
				assets and
				liabilities
		Option		denominated
Derivatives not Accounted		contracts	Futures	in foreign	Swap
for as Hedging Instruments	Investments*	written	contracts	currencies	contracts	Total

Credit contracts	$—	$—	$—	$—	$(1,696,970)	$(1,696,970)
Equity contracts	—	—	2,966,997	—	(3,910,835)	(943,838)
Foreign exchange contracts	7,327,995	243,984	—	(16,440,806)	125,773	(8,743,054)
Interest rate contracts	—	—	23,136,234	—	(5,294,312)	17,841,922
Volatility contracts	—	—	—	—	209,688	209,688

Total	$7,327,995	$243,984	$26,103,231	$(16,440,806)	$(10,566,656)	$6,667,748

*	Includes purchased option contracts and purchased swaption contracts, if any.
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
63  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.
     The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
64  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

     The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the six months ended June 30, 2010 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of December 31, 2009	—	$—	108,600,000	$106,195
Options written	3,931,090,000	1,892,470	1,869,390,000	1,495,200
Options closed or expired	(513,105,000)	(855,702)	(1,449,335,000)	(589,156)
Options exercised	(1,337,265,000)	(476,830)	(513,105,000)	(853,770)

Options outstanding as of June 30, 2010	2,080,720,000	$559,938	15,550,000	$158,469

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
65  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, sovereign debt, or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Fund has entered into total return swaps on various equity indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to
66  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.
     The Fund has entered into total return swaps on various equity indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same index multiplied by the notional amount of the contract.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Currency Swaps. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.
     The Fund has entered into currency swap contracts with the obligation to pay an interest rate various foreign currency notional amounts and receive an interest rate on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to decrease exposure to foreign exchange rate risk.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price.
     Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.
     The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.
     The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
67  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
6. Restricted Securities
As of June 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand As of June 30, 2010, the Fund had no securities on loan.
8. Unfunded Purchase Agreements
Pursuant to the terms of certain indenture agreements, the Fund has unfunded purchase agreements of $12,418,025 at June 30, 2010. The following agreements are subject to funding based on the borrower’s discretion. The Fund is obligated to fund these agreements at the time of the request by the borrower. These agreements have been excluded from the Statement of Investments.
As of June 30, 2010, the Fund had unfunded purchase agreements as follows:

	Commitment
	Termination	Unfunded
	Date	Amount

Deutsche Bank AG, Opic Reforma I Credit Linked Nts.	10/23/13	$8,962,859

		Commitment
	Interest	Termination	Unfunded	Unrealized
	Rate	Date	Amount	Depreciation

Deutsche Bank AG; An unfunded commitment that the Fund receives 0.125% quarterly; and will pay out, upon request, up to 3,455,166 USD to a Peruvian Trust through Deutsche Bank’s Global Note Program. Upon funding requests, the unfunded portion decreases and new structured securities will be created and held by the Fund to maintain a consistent exposure level.	0.50%	9/20/10	$3,455,166	$9,233
9. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
68  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

10. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for “improper investments,” “breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
69  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
70  |  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

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71 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Arthur Steinmetz, Vice President and Portfolio Manager
Krishna Memani, Vice President and Portfolio Manager
Joseph Welsh, Vice President and Portfolio Manager
Caleb Wong, Vice President and Portfolio Manager
Thomas W. Keffer, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses and, if available, summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

©2010 OppenheimerFunds, Inc. All rights reserved.

June 30, 2010 Oppenheimer Value Fund/VA Semiannual Report A Series of Oppenheimer Variable Account Funds SEMIANNUAL REPORT Fund Performance Discussion Listing of Top Holdings Listing of Investments Financial Statements

OPPENHEIMER VALUE FUND/VA
Fund Objective. The Fund seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration.
Portfolio Managers: Mitch Williams and John Damian
Cumulative Total Returns
For the 6-Month Period Ended 6/30/10

Non-Service Shares	–10.13%
Service Shares	–8.20
Average Annual Total Returns
For the Periods Ended 6/30/10

			Since
			Inception
	1-Year	5-Year	(1/2/03)

Non-Service Shares	12.18%	0.79%	6.16%

			Since
			Inception
	1-Year	5-Year	(9/18/06)

Service Shares	9.02%	N/A	–5.66%
Expense Ratios
For the Fiscal Year Ended 12/31/09

	Gross Expense	Net Expense
	Ratios	Ratios

Non-Service Shares	2.31%	0.86%
Service Shares	2.18	1.16
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on the total market value of common stocks.
Top Ten Common Stock Holdings

Chevron Corp.	4.8%
Wells Fargo & Co.	3.8
JPMorgan Chase & Co.	3.7
MetLife, Inc.	3.6
Merck & Co., Inc.	3.4
Molson Coors Brewing Co., Cl. B, Non-Vtg.	3.3
Pfizer, Inc.	3.3
Walgreen Co.	3.2
Gilead Sciences, Inc.	3.1
Tyco International Ltd.	3.1
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on net assets.
2 | OPPENHEIMER VALUE FUND/VA

FUND PERFORMANCE DISCUSSION
During the six-month reporting period ended June 30, 2010, the Fund’s Non-Service shares returned –10.13%, underperforming the Russell 1000 Value Index (the “Index”), which returned –5.12%. The Fund underperformed the Index primarily in the financials, consumer staples and information technology sectors. The Fund outperformed the Index within the industrials and consumer discretionary sectors. Despite the May/June market correction, we continue to adhere to our long-term, bottom-up investment approach based on fundamentals.
     The first half of 2010 saw a continuation of the economic recovery that began in 2009. Improving manufacturing activity and a rebound in corporate earnings helped bolster the confidence of consumers, businesses and investors, adding a degree of support to the economic expansion. However, the rebound proved to be more sluggish than most previous recoveries, as stubbornly high unemployment and ongoing weakness in housing markets produced headwinds that constrained the pace of economic growth. Nonetheless, improved investor sentiment helped sustain a stock market rally through the first four months of the year. As it was in 2009, the rally was led by smaller, more speculative stocks that had been severely beaten down during the recession and financial crisis.
     The investment climate changed significantly in May, when a number of developments appeared to threaten the global economic recovery. A sovereign debt crisis arose in Europe, where Greece in particular struggled to finance its heavy debt load, focusing attention on the similar problems of European nations such as Ireland, Spain, Hungary and others. Although the International Monetary Fund and the European Union came to Greece’s aid, investors worried that other nations might succumb to the same fiscal pressures.
     Meanwhile, robust economic growth in China seemed to spark local inflationary pressures, particularly in urban property markets. The Chinese government raised short-term interest rates and adopted other measures to forestall an acceleration of inflation, but global investors grew concerned that these measures might choke off regional economic growth in a country that has been a key driver of the global economic recovery. Finally, economic concerns intensified in the United States, where employment gains have remained relatively modest, real estate markets have continued to struggle and consumers have been reluctant to spend. Consequently, stock prices fell sharply in May and June, giving back all of their previous 2010 gains and ending the reporting period lower than where they began.
     During the reporting period, the greatest detractor to relative performance was the financials sector, followed by the consumer staples and information technology sectors. In financials, the Fund underperformed as it did not hold real estate investment trusts and stocks of certain commercial banks, which produced stronger results for the Index. The Fund was also overweight Wells Fargo & Co. and E*TRADE Financial Corp., both of which underperformed for the period.
     Within consumer staples, overweighting Walgreen Co., which experienced significant declines during the tumultuous reporting period, hurt relative results. Not owning securities within the food products and household products subsectors, which held up relatively well for the Index, also detracted from relative performance. Laggards in the information technology sector included overweight positions to Dell, Inc., Motorola, Inc. and Oracle Corp.
     The Fund outperformed the Index in the industrials and consumer discretionary sectors due to better relative stock selection. In industrials, Navistar International Corp. posted a strong return during the period and our overweight to the stock contributed to performance. Within consumer discretionary, overweighting media companies Time Warner Cable, Inc. and Viacom, Inc. benefited Fund performance as they performed well during the period. Positive contributors to performance in other sectors during the reporting period included an underweight to struggling energy stock Exxon Mobil Corp., and overweights to pharmaceutical company Biovail Corp. and financials stock MetLife, Inc.
     At period end, relative to the Index, the Fund had overweight positions in the energy, industrials, consumer discretionary, information technology, health care and materials sectors, and underweight positions in the financials, consumer staples, utilities and telecommunication services sectors.
3 | OPPENHEIMER VALUE FUND/VA

FUND PERFORMANCE DISCUSSION
     Given the global equity and bond market pull-backs over the last two months of the reporting period, we would like to reiterate that we continue to follow a long-term, bottom-up, fundamentals-based approach to investing. While we expect the volatility in the markets to continue based on the global uncertainty regarding debt levels of certain European countries and other pressing issues, we also believe market corrections present investment opportunities. We will continue to monitor current events as they unfold, but we are optimistic regarding the Fund’s investment strategy over the long term.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.981.2871. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER VALUE FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2010	June 30, 2010	June 30, 2010

Actual
Non-Service shares	$1,000.00	$898.70	$3.77
Service shares	1,000.00	918.00	5.01

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,020.83	4.02
Service shares	1,000.00	1,019.59	5.27
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2010 are as follows:

Class	Expense Ratios

Non-Service shares	0.80%
Service shares	1.05
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
5 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF INVESTMENTS June 30, 2010 / Unaudited

	Shares	Value

Common Stocks—96.8%
Consumer Discretionary—10.1%
Auto Components—1.2%
Lear Corp.[1]	1,210	$80,102
Hotels, Restaurants & Leisure—0.7%
Brinker International, Inc.	3,250	46,995
Household Durables—1.6%
Mohawk Industries, Inc.[1]	2,170	99,299
Media—6.6%
Comcast Corp., Cl. A	6,380	110,821
News Corp., Inc., Cl. A	6,298	75,324
Time Warner Cable, Inc.	1,700	88,536
Viacom, Inc., Cl. B	4,690	147,125

		421,806

Consumer Staples—7.8%
Beverages—4.1%
Coca-Cola Co. (The)	1,020	51,122
Molson Coors Brewing Co., Cl. B, Non-Vtg.	4,982	211,038

		262,160

Food & Staples Retailing—3.7%
Wal-Mart Stores, Inc.	680	32,688
Walgreen Co.	7,634	203,828

		236,516

Energy—14.7%
Energy Equipment & Services—1.0%
Halliburton Co.	2,480	60,884
Oil, Gas & Consumable Fuels—13.7%
Apache Corp.	1,726	145,312
Chevron Corp.	4,560	309,442
CONSOL Energy, Inc.	3,600	121,536
Exxon Mobil Corp.	1,104	63,005
Marathon Oil Corp.	4,718	146,683
Royal Dutch Shell plc, ADR	640	32,141
Ultra Petroleum Corp.[1]	1,360	60,180

		878,299

Financials—22.0%
Capital Markets—4.4%
E*TRADE Financial Corp.[1]	7,721	91,262
Goldman Sachs Group, Inc. (The)	470	61,697
State Street Corp.	3,810	128,854

		281,813

Commercial Banks—6.0%
CIT Group, Inc.[1]	980	33,183
PNC Financial Services Group, Inc.	1,860	105,090
Wells Fargo & Co.	9,520	243,712

		381,985

Diversified Financial Services—3.7%
JPMorgan Chase & Co.	6,410	234,670
Insurance—7.5%
ACE Ltd.	2,870	147,748
CNO Financial Group, Inc.[1]	2,100	10,395
Genworth Financial, Inc., Cl. A1	6,960	90,967
MetLife, Inc.	6,160	232,602

		481,712

Thrifts & Mortgage Finance—0.4%
MGIC Investment Corp.[1]	3,780	26,044
Health Care—13.5%
Biotechnology—3.1%
Gilead Sciences, Inc.[1]	5,810	199,167
Health Care Providers & Services—1.2%
Aetna, Inc.	2,830	74,655
Pharmaceuticals—9.2%
Biovail Corp.	5,010	96,392
Merck & Co., Inc.	6,160	215,415
Pfizer, Inc.	14,629	208,610
Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,310	68,107

		588,524

Industrials—11.5%
Aerospace & Defense—0.4%
AerCap Holdings NV1	2,710	28,130
Electrical Equipment—1.4%
General Cable Corp.[1]	3,430	91,410
Industrial Conglomerates—3.1%
Tyco International Ltd.	5,560	195,879
Machinery—3.8%
Ingersoll-Rand plc	2,060	71,049
Navistar International Corp.[1]	3,543	174,316

		245,365

Road & Rail—2.2%
CSX Corp.	1,410	69,978
Norfolk Southern Corp.	1,310	69,496

		139,474

Trading Companies & Distributors—0.6%
Aircastle Ltd.	4,500	35,325
Information Technology—5.9%
Communications Equipment—1.5%
Harris Corp.	1,340	55,811
Motorola, Inc.[1]	6,230	40,620

		96,431

Computers & Peripherals—1.5%
Dell, Inc.[1]	7,900	95,274
6 | OPPENHEIMER VALUE FUND/VA

	Shares	Value

Office Electronics—0.9%
Xerox Corp.	7,310	$58,772
Software—2.0%
Oracle Corp.	5,770	123,824
Materials—3.2%
Chemicals—3.2%
Celanese Corp., Series A	4,790	119,317
Potash Corp. of Saskatchewan, Inc.	1,020	87,965

		207,282

Telecommunication Services—3.1%
Diversified Telecommunication Services—3.1%
AT&T, Inc.	8,052	194,778
Utilities—5.0%
Electric Utilities—3.9%
Edison International, Inc.	4,080	129,418
Entergy Corp.	900	64,458
Exelon Corp.	1,486	56,423

		250,299

Multi-Utilities—1.1%
PG&E Corp.	1,664	68,390

Total Common Stocks (Cost $6,123,199)		6,185,264

Investment Companies—1.9%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[2,3]	5,912	5,912
Oppenheimer Institutional Money Market Fund, Cl. E, 0.28%[2,4]	117,003	117,003

Total Investment Companies (Cost $122,915)		122,915

Total Investments, at Value (Cost $6,246,114)	98.7%	6,308,179
Other Assets Net of Liabilities	1.3	83,899

Net Assets	100.0%	$6,392,078

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Rate shown is the 7-day yield as of June 30, 2010.

3.	Interest rate is less than 0.0005%.

4.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2009	Additions	Reductions	June 30, 2010

Oppenheimer Institutional Money Market Fund, Cl. E	340,073	2,847,621	3,070,691	117,003

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$117,003	$252
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
7 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
The table below categorizes amounts that are included in the Fund’s Statement of Assets and
Liabilities as of June 30, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$648,202	$—	$—	$648,202
Consumer Staples	498,676	—	—	498,676
Energy	939,183	—	—	939,183
Financials	1,406,224	—	—	1,406,224
Health Care	862,346	—	—	862,346
Industrials	735,583	—	—	735,583
Information Technology	374,301	—	—	374,301
Materials	207,282	—	—	207,282
Telecommunication Services	194,778	—	—	194,778
Utilities	318,689	—	—	318,689
Investment Companies	122,915	—	—	122,915

Total Assets	$6,308,179	$—	$—	$6,308,179

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
8 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $6,129,111)	$6,191,176
Affiliated companies (cost $117,003)	117,003

6,308,179

Receivables and other assets:
Investments sold	170,874
Dividends	7,270
Shares of beneficial interest sold	95
Other	4,262

Total assets	6,490,680

Liabilities
Payables and other liabilities:
Investments purchased	54,969
Legal, auditing and other professional fees	14,625
Shareholder communications	10,421
Shares of beneficial interest redeemed	8,339
Distribution and service plan fees	4,426
Trustees’ compensation	3,392
Transfer and shareholder servicing agent fees	561
Other	1,869

Total liabilities	98,602

Net Assets	$6,392,078

Composition of Net Assets
Par value of shares of beneficial interest	$784
Additional paid-in capital	8,524,778
Accumulated net investment income	10,427
Accumulated net realized loss on investments	(2,205,976)
Net unrealized appreciation on investments	62,065

Net Assets	$6,392,078

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $49,551 and 7,714 shares of beneficial interest outstanding)	$6.42
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $6,342,527 and 775,808 shares of beneficial interest outstanding)	$8.18
See accompanying Notes to Financial Statements.
9 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2010

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $356)	$59,695
Affiliated companies	252

Total investment income	59,947

Expenses
Management fees	27,263
Distribution and service plan fees—Service shares	9,030
Transfer and shareholder servicing agent fees:
Non-Service shares	23
Service shares	3,612
Shareholder communications:
Non-Service shares	82
Service shares	10,233
Legal, auditing and other professional fees	14,551
Trustees’ compensation	4,175
Registration and filing fees	2,028
Custodian fees and expenses	83
Other	2,013

Total expenses	73,093
Less waivers and reimbursements of expenses	(35,013)

Net expenses	38,080

Net Investment Income	21,867

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	259,898
Net change in unrealized appreciation/depreciation on investments	(865,796)

Net Decrease in Net Assets Resulting from Operations	$(584,031)

See accompanying Notes to Financial Statements.
10 | OPPENHEIMER VALUE FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2010	December 31,
	(Unaudited)	2009

Operations
Net investment income	$21,867	$60,719
Net realized gain (loss)	259,898	(236,784)
Net change in unrealized appreciation/depreciation	(865,796)	1,768,926

Net increase (decrease) in net assets resulting from operations	(584,031)	1,592,861

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(479)	(103)
Service shares	(64,271)	(9,896)

	(64,750)	(9,999)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	18,096	23,026
Service shares	(520,053)	1,240,784

	(501,957)	1,263,810

Net Assets
Total increase (decrease)	(1,150,738)	2,846,672
Beginning of period	7,542,816	4,696,144

End of period (including accumulated net investment income of $10,427 and $53,310, respectively)	$6,392,078	$7,542,816

See accompanying Notes to Financial Statements.
11 | OPPENHEIMER VALUE FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2010				Year Ended December 31,
Non-Service Shares	(Unaudited)	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$7.22	$4.99	$11.73	$11.58	$11.16	$12.26

Income (loss) from investment operations:
Net investment income (loss)[1]	.03	.11	.12	.10	(.03)	.02
Net realized and unrealized gain (loss)	(.75)	2.14	(4.44)	.59	1.61	.71

Total from investment operations	(.72)	2.25	(4.32)	.69	1.58	.73

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	(.02)	(2.42)	(.10)	(.01)	(.02)

Distributions from net realized gain	—	—	—	(.44)	(1.15)	(1.81)

Total dividends and/or distributions to shareholders	(.08)	(.02)	(2.42)	(.54)	(1.16)	(1.83)

Net asset value, end of period	$6.42	$7.22	$4.99	$11.73	$11.58	$11.16

Total Return, at Net Asset Value[2]	(10.13)%	45.08%	(36.43)%	5.89%	14.03%	5.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50	$38	$6	$1,728	$2,657	$2,562

Average net assets (in thousands)	$47	$20	$857	$2,753	$2,695	$2,878

Ratios to average net assets:[3]
Net investment income (loss)	0.78%	1.75%	1.07%	0.80%	(0.29)%	0.15%
Total expenses	2.00%[4]	2.30%[4]	1.48%[4]	1.49%[4]	2.14%[4]	1.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.85%	1.25%	1.25%	2.14%	1.78%

Portfolio turnover rate	59%	122%	175%	142%	124%	86%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	2.00%
Year Ended December 31, 2009	2.31%
Year Ended December 31, 2008	1.48%
Year Ended December 31, 2007	1.49%
Year Ended December 31, 2006	2.14%
See accompanying Notes to Financial Statements.
12 | OPPENHEIMER VALUE FUND/VA

	Six Months
	Ended
	June 30, 2010			Year Ended December 31,
Service Shares	(Unaudited)	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$8.99	$6.79	$11.75	$11.57	$11.89

Income (loss) from investment operations:
Net investment income (loss)[2]	.03	.09	.08	.06	(.05)
Net realized and unrealized gain (loss)	(.76)	2.12	(4.97)	.60	.88

Total from investment operations	(.73)	2.21	(4.89)	.66	.83

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	(.01)	(.07)	(.04)	—
Distributions from net realized gain	—	—	—	(.44)	(1.15)

Total dividends and/or distributions to shareholders	(.08)	(.01)	(.07)	(.48)	(1.15)

Net asset value, end of period	$8.18	$8.99	$6.79	$11.75	$11.57

Total Return, at Net Asset Value[3]	(8.20)%	32.57%	(41.62)%	5.70%	6.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,342	$7,505	$4,690	$6,481	$455

Average net assets (in thousands)	$7,277	$5,501	$5,561	$3,527	$268

Ratios to average net assets:[4]
Net investment income (loss)	0.60%	1.10%	0.84%	0.49%	(1.30)%
Total expenses[5]	2.01%	2.17%	2.13%	1.63%	2.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.15%	1.50%	1.50%	2.88%

Portfolio turnover rate	59%	122%	175%	142%	124%

1.	For the period from September 18, 2006 (inception of offering) to December 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2010	2.01%
Year Ended December 31, 2009	2.18%
Year Ended December 31, 2008	2.13%
Year Ended December 31, 2007	1.63%
Period Ended December 31, 2006	2.89%
See accompanying Notes to Financial Statements.
13 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Value Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are
14 | OPPENHEIMER VALUE FUND/VA

valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
15 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
During the fiscal year ended December 31, 2009, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2009, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Expiring

2016	$1,303,597
2017	999,882

Total	$2,303,479

As of June 30, 2010, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $2,043,581 expiring by 2017. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2010, it is estimated that the Fund will utilize $259,898 of capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$6,440,190

Gross unrealized appreciation	$283,105
Gross unrealized depreciation	(415,116)

Net unrealized depreciation	$(132,011)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend
16 | OPPENHEIMER VALUE FUND/VA

income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	2,693	$19,542	4,808	$27,757
Dividends and/or distributions reinvested	65	479	14	103
Redeemed	(266)	(1,925)	(846)	(4,834)

Net increase	2,492	$18,096	3,976	$23,026

Service Shares
Sold	80,950	$743,686	326,123	$2,582,040
Dividends and/or distributions reinvested	7,063	64,271	1,092	9,896
Redeemed	(147,253)	(1,328,010)	(182,945)	(1,351,152)

Net increase (decrease)	(59,240)	$(520,053)	144,270	$1,240,784

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$4,155,211	$4,619,943
17 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of the daily net assets of each class of shares. For the six months ended June 30, 2010, the Fund paid $3,712 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $277 and $34,607 for Non-Service and Service shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $129 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
18 | OPPENHEIMER VALUE FUND/VA

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty.
19 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted	Investments from
for as Hedging Instruments	unaffiliated companies	*

Equity contracts	$(1,267)

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.
Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The Fund has purchased put options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

     As of June 30, 2010, the Fund did not hold any outstanding written options.
6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
20 | OPPENHEIMER VALUE FUND/VA

7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for “improper investments,” “breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
21 | OPPENHEIMER VALUE FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
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OPPENHEIMER VALUE FUND/VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Mitch Williams, Vice President and Portfolio Manager
John Damian, Vice President and Portfolio Manager
Thomas W. Keffer, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President and Secretary

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.981.2871. Read prospectuses and, if available, summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2010 OppenheimerFunds, Inc. All rights reserved.

Item 2. Code of Ethics.
Not applicable to semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable to semiannual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable to semiannual reports.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the
Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 06/30/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Variable Account Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 08/09/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 08/09/2010

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 08/09/2010